                                MORGAN STANLEY
                          VARIABLE INVESTMENT SERIES






                             SEMI-ANNUAL REPORT
                               JUNE 30, 2002

Morgan Stanley Variable Investment Series
TABLE OF CONTENTS

Letter to the Shareholders.............................     1
Fund Performance.......................................    20
Portfolio of Investments:
    Money Market.......................................    22
    Limited Duration...................................    24
    Quality Income Plus................................    31
    High Yield.........................................    38
    Utilities..........................................    49
    Income Builder.....................................    53
    Dividend Growth....................................    57
    Capital Growth.....................................    60
    Global Dividend Growth.............................    63
    European Growth....................................    70
    Pacific Growth.....................................    74
    Equity.............................................    81
    S&P 500 Index......................................    86
    Global Advantage...................................    98
    Aggressive Equity..................................   101
    Information........................................   107
    Strategist.........................................   109
Financial Statements:
    Statement of Assets and Liabilities................   118
    Statement of Operations............................   121
    Statement of Changes in Net Assets.................   124
Notes to Financial Statements..........................   136
Financial Highlights...................................   150

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002

Dear Shareholder:
As 2002 began, the United States economy was showing preliminary signs of emerging from recession. While this trend continued throughout the first half of the year, the quality of the data was uneven. Initial jobless claims, for example, settled below 400,000 per week for about seven weeks during the first quarter, rose back into the 400,000s for 10 weeks but again settled below the 400,000 level for the last five weeks of the review period. Several consumer-expenditure and consumer-confidence series posted strong gains through much of the period but fell for the last month or two.

Before the beginning of the period, both monetary and fiscal policy had become focused on stimulating economic growth. Although most analysts are inclined to believe that these policy adjustments may provide the foundation for an economic recovery, a series of accounting scandals and resulting equity-market weakness have created doubt about the economic outlook for the period ahead.

Equity Overview
During the six months ended June 30, 2002, the stock market declined more than 13 percent as measured by the Standard & Poor's 500 Index (S&P 500)(1). Since early January there has been a tug of war between cyclical forces and investors' concerns about corporate governance, balance-sheet integrity and the magnitude of the economic recovery. Although the weakness in equities was fairly broad based, technology companies were hit especially hard, resulting from corporations trimming their spending on information technology and renewed rounds of downward earnings revisions in the telecommunications sector. For the first time in any postwar recession, consumer spending on durables did not decline. Instead, consumer spending in this area remained steadfast despite record high debt levels and record low savings levels. Even a ratcheting up of unemployment did not deter this spending. As a result, the consumer cyclical area uncharacteristically led both the economy and the stock market in performance.

Investors continued to be concerned about the potential for more terrorist attacks that could suddenly send stock prices plunging. Also, a steady stream of accounting scandals -- culminating with WorldCom's admission that it improperly accounted for $3.8 billion in expenses -- had an enormous effect on the market. Complicating the environment, stock investors were concerned by the perceived lack of integrity of Wall Street research. Further, growth stocks, even after several years of falling valuations, continued to be highly valued relative to their earnings growth. This situation put additional downward pressure on stock prices.

----------------
(1) The Standard & Poor's 500 Index (S&P 500-Registered Trademark-) is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Fixed-Income Overview
The U.S. Treasury market responded with two-year yields rising during the first quarter and then declining as subsequent data suggested less-robust growth. The yield on the two-year Treasury note rose by 68 basis points to 3.71 percent at the end of March. Then as data suggested a more protracted recovery, two-year yields fell to 2.71 percent. Yields for longer-dated securities tend to be less tethered to federal-funds-rate expectations and posted less-dramatic changes. The 10-year note yield, for example, rose by 34 basis points and fell by 70, ending the period at 4.80 percent.

Yields for corporate securities and mortgage-backed securities were on the generous side at the beginning of the period. While the first of the major accounting scandals broke last year, the ensuing accounting problems became serialized as the period progressed. The mortgage market, which is virtually free from credit concerns, performed relatively well during this period. In the corporate market, credits issued by companies thought to have employed questionable accounting practices performed poorly and other credits performed well. With several once well-regarded credits getting into serious trouble, there was a cloud over the market. Falling equity prices contributed to the problem as firms with less equity capital found borrowing conditions increasingly restrictive.

International Overview
This was a difficult period for European equities, which entered into their third year of negative returns. Investors' confidence was undermined by the repeated postponement of any upturn in profits in 2002. Selling pressures were further accentuated by accounting irregularities across the Atlantic and mixed economic indicators across the continent.

The profitability of European corporations came under renewed pressure as economic weakness around the globe continued. Domestic demand has therefore become a key component to fueling a recovery, but unfortunately the continent's largest economy -- Germany -- continued to show weak numbers. Because 2002 is an election year in Germany, there is little to expect on the deregulation and labor market fronts. Furthermore, the tight budget discipline devised in the run-up to the creation of the euro has left very little room for the German treasury to maneuver in encouraging domestic demand. French domestic consumption was also weaker, owing to political uncertainty, with both presidential and parliamentary elections taking place. All in all, the lack of pickup in domestic demand did not compensate for weakness elsewhere in the world, and companies could provide no projections on the prospects of a recovery. On a brighter note, a major positive factor for equities is the continuing shift toward a more business-friendly environment across Europe. For example, both France and the Netherlands elected conservative cabinets that pledged to reduce bureaucracy, taxation and red tape.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

In the Pacific region, Asia ex-Japan equities have been relatively resilient despite global market turmoil. The current global bear market related to deterioration in investor confidence more reflects accounting uncertainties than economic risks. In fact, most components of the U.S. economy have been on a rising trend but have been ignored by falling equity markets in the midst of dismal revelations of accounting abuse. GDP growth in the United States surprised investors at 6.1 percent in the first quarter. While the second quarter is expected to be soft, it is quite likely that there will be a reacceleration during the second half. However, we need to be watchful of whether consumer sentiment, which has remained resilient so far, will collapse in the months ahead, given that the markets have been extraordinarily depressed.

In the Japanese market, we believe the key to sustained upward movement remains with a soft landing in the United States, a stable currency and continuing strong economic data from Japan. Shorter term, it appears that all the shares bought in the March-through-May rally are now showing unrealized losses, which could mean that resistance may be ahead. Longer term, we expect some announcements to be made regarding tax reforms and spur the economy; however, economic problems still remain on how to generate sustainable domestic demand-led growth before the markets can rise on a more secular basis. We believe the historically attractive valuations and improving leading indicators for a Japanese cyclical recovery are not fully reflected in share prices.

Aggressive Equity Portfolio
For the six-month period ended June 30, 2002, Aggressive Equity Portfolio's Class X shares produced a total return of -11.10 percent compared to -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -11.22 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

During the first half of the year, two major strategies aided the Portfolio's performance relative to the broader market indexes. First, the Portfolio underweighted new-economy sectors and overweighted old-economy sectors. Industries such as technology and telecommunications were deemphasized, given our expectations for only a modest recovery in capital spending, owing to weak corporate balance sheets and tight availability of credit to finance capital expenditures. We favored health-care services over health-care-product stocks, as pricing and supply/demand conditions benefited the former. As a result of projections for a decline in the U.S. dollar and a modest economic rebound, consumer-staple positions were raised to market weighting. Energy and basic-materials holdings were increased as a hedge against a falling dollar and terrorism. We emphasized consumer cyclicals because of trends we believed would benefit consumer spending such as tax reductions, lower mortgage rates, availability of credit and rising real wages. During

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

most of the period under review, valuations strongly favored old-economy stocks over new-economy issues. This gap, however, greatly narrowed over the course of the period.

As a result of their high relative valuations and complex accounting issues, we underweighted the top 50 names in the S&P 500 during the first half of the year.

Calendar year 2002 began optimistically, reflecting the notion that the economy had bottomed toward the end of 2001 and with it the stock market. While it appears that the economic decline is over, the market recovery is progressing more slowly than expected and seems similar to the 1990-92 experience, which was an atypical, prolonged recovery cycle. This realization has led to a downdraft in earnings expectations, which initially depressed stock-market performance. At the same time, however, this scenario has set the stage for more attainable earnings expectations during the second half of the year.

On the equity side, valuations have also been undergoing a reevaluation. It now appears that economic growth potential and therefore earnings growth going forward may be slower than in the prior decade. In addition, new risks have come to the fore, such as terrorism, currency instability, high corporate and consumer debt levels, and corporate governance and accounting issues. These developments have led to a compression of stock valuations.

We believe that the current economic rebound may sustain itself through the second half of 2002. Inventory restocking should provide a lift to the industrial and manufacturing sectors in the third or fourth quarters of the year. We will be monitoring the pace of that restocking. However, we anticipate that it will proceed at a pace that falls below consensus expectations. As a result, we do not expect to overweight capital-goods stocks in the near term.

In our opinion, the consensus views for 2003's economic outlook are currently too positive. Longer lead indicators suggest that growth in 2003 may be slower than in 2002. If interest rates decline significantly and monetary supply reaccelerates, we will become more optimistic. If economic activity appears likely to slow, however, we will probably reduce our economically sensitive holdings and shift the portfolio to more-stable growth industries such as consumer staples and health care.

Capital Growth Portfolio
For the six-month period ended June 30, 2002, Capital Growth Portfolio's
Class X shares produced a total return of -5.73 percent versus -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -5.84 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

The Portfolio's outperformance was keyed by its conservative stance throughout the period under consideration. The Portfolio's underweighted position in technology and large-cap-growth names aided its relative performance, as did its more-cyclical bent. This included increasing the consumer cyclical portion of the Portfolio, increasing the Portfolio's energy and capital goods weighting, and establishing positions in some basic industries companies.

The Portfolio continues to invest in companies across the market-cap spectrum. At the end of June, the Portfolio had 4.9 percent of its assets in medical specialty companies, 4.7 percent in regional banks, 4.4 percent in managed health care, 4.3 percent in broadcasting and 4.1 percent in restaurants. The Portfolio's 10 largest holdings were Wendy's, Bank America, Lockheed Martin, Hibernia, Staples, Smith International, Oxford Health Plans, Pepsi Bottling Group, Rowan Cos. and Varian Medical Systems.

The Board of Trustees has recommended liquidation of the Capital Growth Portfolio. If approved by the shareholders, the liquidation will occur on or about August 23, 2002. The value of existing Capital Growth portfolio shares will be transferred to the Money Market Portfolio of the Morgan Stanley Variable Investment Series. This transaction is a non-taxable event.

Dividend Growth Portfolio
For the six-month period ended June 30, 2002, Dividend Growth Portfolio's
Class X shares posted a total return of -3.19 percent versus -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -3.38 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio's performance outpaced that of the S&P 500, owing in part to its underexposure to high-technology and high price-to-earnings stocks, many of which underperformed during the period. The Portfolio's screening process led to overweightings in basic materials, capital goods, energy and utilities, which enjoy strong cash flows and attractive dividend yields.

On June 30, 2002, the Portfolio was relatively fully invested. Portfolio transactions during the period included a reallocation of assets to reflect a more-accurate use of the dividend-growth discipline. As a result, holdings in Tyco International and Reliant Energy were liquidated. Shares of Travelers Property and Casualty were added. At the end of the six-month period, the Portfolio was invested in 65 common stocks from 41 industry groups.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Equity Portfolio
For the six-month period ended June 30, 2002, Equity Portfolio's Class X shares posted a total return of -8.73 percent compared to -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -8.82 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio can attribute its outperformance of the index to its sector allocation. The Portfolio began the period with an overweighting in consumer cyclicals and went to a market weighting in consumer staples; both outperformed. During the reporting period, the real cost of a mortgage in the United States was effectively zero percent, if one subtracts the appreciation in home prices from the mortgage rate. This fueled consumer spending. In contrast, the cost of capital for corporations remained stable and has not benefited from the low federal funds rate. Lenders will likely need to see corporations deleverage before they reduce the rate they charge for borrowing.

The Portfolio began the year with a market weighting in health care. We are now underweighting the health-care sector. We believe pricing and profitability for the sector will deteriorate in coming years, even as demands on health care grow due to the aging of the baby boomers. We believe that pricing will have to come down as utilization increases in order for corporate and government budgets to not balloon. Within the sector, the Portfolio's holdings are focused on service companies such as hospitals and HMOs, which still enjoy strong pricing and are not yet the target of political attention. The Portfolio is also overweighted in biotechnology companies, in particular those that have completed their penultimate trials and therefore may be close to getting products on the market and, in our opinion, are attractively valued versus their sales potential.

The Portfolio was market weighted to slightly underweighted in technology for the period. We believe a slow global rebound and cost cutting may allow technology companies to enjoy better performance in the future.

A new theme for the Portfolio during the period was an emphasis on companies that may benefit from U.S.-dollar weakness, such as those in the consumer-staples and energy sectors.

We believe the market is selling at a modest premium to its long-term average valuation level. We are concerned that pension costs and option expenses could hinder earnings growth in coming years. We continue to look for companies we believe have the potential to grow at an above-average rate, despite the current environment, as a result of their exposure to positive demographic trends or regions of the world

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

that are strong. Therefore, we continue to focus on companies that could benefit from the rapid growth in baby boomers and echo boomers (8- to 25-year-olds) in the next decade. We also continue to look for companies that, in our opinion, may benefit from future innovations.

European Growth Portfolio
For the six-month period ended June 30, 2002, European Growth Portfolio's
Class X shares produced a total return of -5.90 percent versus -8.82 percent for the MSCI World Index(2) and -4.60 percent for the MSCI Europe Index.(3) For the same period, the Portfolio's Class Y shares returned -6.03 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

During the period, the Portfolio maintained its concentration in mid- and large-capitalization growth stocks and continued to use a bottom-up investment process. The Portfolio invests primarily in the developed economies of western Europe. We continued to reduce the emphasis on defensive growth sectors such as pharmaceuticals and food and beverage companies as the bear market progressed. The dramatic decline in many economically sensitive sectors such as telecommunications services, information technology, advertising and temporary employment gave rise to opportunities to add stocks in those areas at attractive prices. We have focused on increasing the Portfolio's exposure to companies whose franchises or business models remain robust and are believed to be in a position to repair their earnings over the coming years. We believe the German and Italian economies could lead the way to a regional recovery that should benefit the Portfolio. In our view, with the euro now back to parity with the U.S. dollar, inflation should remain under control and limit any upward move on interest rates by the European Central Bank.

----------------
(2) The Morgan Stanley Capital International (MSCI) World Index measures the performance of a diverse range of global stock markets, including securities representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific region. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(3) The Morgan Stanley Capital International (MSCI) Europe Index measures the performance of a diverse range of global stock markets within Austria, Belgium, Denmark, Finland, France, Germany, Italy, the Netherlands, Norway, Spain, Sweden, Switzerland, Ireland, Portugal and the United Kingdom. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Global Advantage Portfolio
For the six-month period ended June 30, 2002, Global Advantage Portfolio's
Class X shares posted a total return of -7.59 percent versus -8.82 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -7.69 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

Effective July 30, 2002, the Portfolio's name was changed from Competitive
Edge -- "Best Ideas" Portfolio to Global Advantage Portfolio. Responsibility for managing the Portfolio shifted from the Investment Manager's Sector Funds Equity group to its Global Core team. The Portfolio eliminated its policy of investing, under normal circumstances, at least 80 percent of its assets in common stocks (including depository receipts) of companies included in the "Best Ideas" subgroup of "Global Investing: The Competitive Edge List," a research compilation assembled by Morgan Stanley Equity Research, or such supplemental companies as were selected by the Portfolio's Investment Manager. Instead, the Portfolio adopted a policy of investing at least 65 percent of its assets in equity securities of companies located throughout the world, including the United States. In selecting investments, the Investment Manager seeks companies it believes to have long-term growth potential and/or relatively attractive valuations. The Investment Manager utilizes a bottom-up stock selection process, generally seeking to construct a portfolio of companies reflecting a mix of both growth and value styles. Its analyses of global industry trends are also taken into account.

During the reporting period (prior to the above changes), the Portfolio invested primarily in stocks compiled by the Morgan Stanley Equity Research Department that were believed to demonstrate a long-term sustainable "competitive edge" versus other players in the global arena. As of June 30, 2002, 97 percent of the Portfolio's assets were invested in 40 equity positions throughout the world. The remaining 3 percent of assets were held in cash equivalents.

Equity holdings in the United States accounted for 53.6 percent of the Portfolio's net assets, with the remainder diversified among nine countries. In descending order (beginning with the largest exposures) these were: the United Kingdom, France, the Netherlands, Japan, Finland, Germany, Switzerland, Canada and Australia. Among the Portfolio's largest equity positions were General Dynamics (aerospace and defense), Kraft Foods (food: major diversified) and Wal-Mart (discount stores) in the United States; Total Fina Elf (oil refining/marketing) and Groupe Danone (food: major diversified) in France; Diageo (beverages: alcoholic) and BP P.L.C. (integrated oil) in the United Kingdom; Heineken NV

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

(beverages: alcoholic) and Aegon NV (life/health insurance) in the Netherlands; and Sony Corporation (electronics/appliances) and Honda Motor Company (motor vehicles) in Japan.

Global Dividend Growth Portfolio
For the six-month period ended June 30, 2002, Global Dividend Growth Portfolio's Class X shares posted a total return of 1.49 percent compared to -8.82 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned 1.33 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

We attribute the Portfolio's outperformance to its underweighted positions in technology and telecommunications issues relative to the index. During this period, positions in NEC and Fluor were liquidated and positions in FleetBoston Financial, General Electric, Canon and BP were initiated. In addition, Compaq was acquired by Hewlett-Packard.

In the coming years, we fully expect the U.S. equity markets' returns to be lower than those of the last five years, as the previously fantastic performance of the economy and corporate profits return to normal levels. As we have mentioned previously, we believed that there would come a time when the bubble could burst, and investors and the markets would be brought back to realistic levels. We believed that sooner or later, investors would once again focus on valuations of stocks. It seems that time has come. We remain committed to the more attractively valued sectors of the market, where expectations seem much more realistic. Consistent with this investment style, the Portfolio is targeting 33 percent of net assets towards U.S. equities. This is a significant underweighting relative to the index (55.2 percent), however it has helped protect investors from the extreme volatility in the U.S. equity markets of late.

European markets underperformed the United States during the period. Despite the Portfolio's limited exposure to technology and telecommunications, its overweighted stance hurt performance during this period. We are currently targeting 34 percent of the Portfolio's net assets toward continental European markets and 12.0 percent toward the United Kingdom, versus 19.2 percent and 11.3 percent respectively for the index.

In Asia, we find Japan's economic growth still anemic, with the economy struggling to find the confidence it once had. We are currently targeting 9.0 percent of the Portfolio's net assets toward Japan, slightly lower than the 9.3 percent weighting in the MSCI World Index. Hong Kong and Singapore are the only Asian markets outside Japan represented in the Portfolio. Over the last six months, the region has traded flat and is holding on to those initial gains that followed the Asian currency crisis almost four years ago. The

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Portfolio is currently targeting 4.0 percent of net assets toward Hong Kong/Singapore investments, versus a 1.0 percent weighting in the MSCI World Index. At current prices, much of Asia's recovery seems well discounted, but we remain optimistic about further strength in economic activity, corporate profits and thus, share prices.

The Portfolio remains exposed to two of the world's most natural-resource-oriented countries, Canada and Australia. We are currently targeting 4 percent in Australia and 3 percent in Canada, representing overweighted positions versus the index.

High Yield Portfolio
For the six-month period ended June 30, 2002, High Yield Portfolio's Class X shares posted a total return of -4.38 percent versus -4.84 percent for the Lehman Brothers U.S. Corporate High Yield Index.(4) For the same period, the Portfolio's Class Y shares returned -4.49 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

Some sectors of the high-yield market improved during the period, but many B-rated and lower-rated securities continued to experience difficulty. Moreover, industries in the telecommunications and technology sectors, which collectively are both the market's and the Portfolio's largest weightings, remained under pressure as companies announced shortfalls in sales and income, and credit conditions remained restrictive. Accounting concerns severely affected a number of issuers, more notably in the high-grade than the high-yield markets. Against this backdrop, default levels remained high for both the market and the Portfolio.

Although June may have been the single worst month in the history of the high-yield market, the six-month period generally represented a time of relative stability after a very troubled three-year stretch. The pronounced June weakness was largely attributable to individual companies believed to have violated the law or, at a minimum, to have been too aggressive in their accounting practices. Against the backdrop of an otherwise improving economy, it appeared that the market and the Portfolio would be in a position to perform if the wave of accounting scandals abated.

----------------
(4) The Lehman Brothers U.S. Corporate High Yield Index tracks the performance of all below-investment-grade securities that have at least $100 million in outstanding issuance, a maturity greater than one year and are issued in fixed-rate U.S.-dollar denominations. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Income Builder Portfolio
For the six-month period ended June 30, 2002, Income Builder Portfolio's
Class X shares posted a total return of -1.35 percent versus -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -1.55 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio's outperformance relative to its benchmark can be attributed largely to its lack of exposure to technology stocks, which generally pay few if any dividends. Because the Portfolio's primary objective is to provide reasonable income, these stocks are typically not included among its holdings. The Portfolio's value-oriented approach also helped its performance relative to the S&P 500 Index. During the period, it benefited from its exposure to basic materials, industrials, consumer cyclicals and utilities, while its investments in health care and communication services had a negative effect.

The real estate investment trust (REIT) component of the Portfolio was another major contributor to its performance. This sector outperformed the S&P 500 in an environment of deteriorating fundamentals. We believe that the stability of the dividends in this sector brought many investors to this group as a safe haven. We expect more-modest returns from REITs in the year ahead, as real estate tends to be a lagging economic sector.

Convertible securities returns, particularly in telecommunications and utilities, were on average negative as a result of further deterioration in the underlying equities. However, the Portfolio benefited from its exposure to less-equity-sensitive convertible issues, which provided a better return relative to their underlying equities. As the market starts to turn, we may shift this component toward more-equity-sensitive names in order to participate in any upward movement.

Information Portfolio
For the six-month period ended June 30, 2002, Information Portfolio's Class X shares posted a total return of -34.68 percent versus -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -34.70 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The period was extremely rough for technology investors. The year-end-2001 rally came to an abrupt end in January, and the market has since fallen below its post-September 11 lows. Despite some encouraging economic data, the chances of a recovery in information technology spending in the second half of this year

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

appear low, because company managements have higher incentives to cut costs and increase profits as opposed to increasing technology spending. Fundamentals in most of the subsectors of technology continue to be stable, but there has proven to be little evidence of an imminent upturn. The telecom sector continues to deteriorate, with the discovery of corporate fraud at WorldCom and the company's subsequent bankruptcy filing being the latest data point to shake investor sentiment.

We are more optimistic from the standpoint of valuation. Investor sentiment has reached such a low level that many companies are trading below their intrinsic value. This represents an opportunity to buy stock in quality technology companies that have the business model and focus to lead the sector out of this sustained downturn. We remain optimistic that technology will continue to be a key focus of business investment and that the companies that provide this technology will be highly geared to the ensuing economic recovery.

Limited Duration Portfolio
For the six-month period ended June 30, 2002, Limited Duration Portfolio's
Class X shares posted a total return of 1.69 percent versus 3.02 percent for the Lehman Brothers U.S. Credit Index (1-5 Year)(5). For the same period, the Portfolio's Class Y shares returned 1.56 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

At the beginning of the period, both limited-duration mortgage-backed security yields and corporate yields remained generous for most U.S. fixed-income securities relative to U.S. Treasury securities. This appeared to represent an unusual opportunity to build positions in these sectors. As the period progressed, a number of large issuers in the investment-grade corporate market were found to have employed questionable and, in some cases, illegal accounting practices.

In retrospect, the increase in corporate security positions came earlier than it might have. Our analysis suggests that there is considerable value in many corporate security issues. Consequently, it is our expectation that we will retain a significant position in this portion of the market while continuing to discern which specific securities offer the best relative values.

----------------
(5) The Lehman Brothers U.S. Credit Index (1-5 Year), (formerly Lehman Brothers Mutual Fund Short (1-5 Year) Investment Grade Debt Index) includes U.S. corporate and specified foreign debentures and secured notes with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Money Market Portfolio
As of June 30, 2002, Money Market Portfolio had net assets in excess of $521 million, with an average life of 55 days. For the seven-day period ended
June 30, 2002, the Portfolio provided an effective yield of 1.39 percent and a current yield of 1.38 percent, while its 30-day moving-average yield for June was 1.37 percent. For the six-month period ended June 30, the Portfolio's
Class X shares provided a total return of 0.71 percent. For the same period, the Portfolio's Class Y shares returned 0.59 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

After cascading throughout 2001 to a 40-year low, short-term rates plateaued during the first half of 2002. The Federal Open Market Committee lowered its target for the federal funds rate to 1.75 percent on December 11, 2001, and has maintained that target thus far in 2002. During the early months of 2002, the economy showed clear signs of recovery as it responded to stimulative monetary and fiscal initiatives. First-quarter GDP indicated that the economy grew at a
6.1 percent annual rate, as compared to growth of 1.7 percent in the fourth quarter of 2001 and a contraction of 1.3 percent during the third quarter of last year. Industrial production rose for the fifth straight month in May after contracting in 14 of the previous
15 months.

On June 30, 2002, approximately 58 percent of the Portfolio was invested in high-quality commercial paper, 35 percent in federal agency obligations and the remaining 7 percent in short-term bank notes and a certificate of deposit issued by financially strong commercial banks. Approximately 92 percent of the Portfolio's holdings were due to mature in less than four months. We believe the Portfolio is well positioned for stability of value with a high degree of liquidity. As always, we attempt to operate the Portfolio in a conservative manner without the use of derivatives or structured notes that might fluctuate excessively with changing interest rates. We believe the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

We expect the pace of economic activity during the next six months to begin to reflect some improvement as the economy regains its footing. Barring further significant terrorist activity, we believe that consumer and business confidence should continue to improve, resulting in a return to economic expansion. Such a recovery may lead to moderately higher levels of short-term interest rates, which could potentially materialize during the next 12 months.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

Pacific Growth Portfolio
For the six-month period ended June 30, 2002, Pacific Growth Portfolio's
Class X shares posted a total return of -4.02 percent compared to -8.82 percent for the MSCI World Index. For the same period, the Portfolio's Class Y shares returned -4.51 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Japanese market was one of the best performers among developed nations, led by positive indicators such as increasing industrial production, falling inventory levels, increasing corporate profits and GDP, and improving business confidence. Although this rise can be characterized as a cyclical bull market for Japanese equities, June proved challenging when U.S. markets dropped sharply following questionable accounting practices by some leading U.S. companies and concerns began to emerge regarding the global economic recovery. There was also weakness in February, with a post-World War II record for Japanese corporate bankruptcies. We believe this suggests an increased polarization among companies that will emerge as winners versus those that perform poorly and eventually disappear. We are using rallies in the Japanese markets to trade into names with measurably high-quality balance sheets and we seek to invest in companies with strong cash positions, robust brands and higher-than-average liquidity, while reducing modestly our holdings in the technology sector.

South Korea, one of the largest weightings in non-Japan Asia in the Portfolio, substantially outperformed the regional index but trended down from its April highs as a result of external concerns. Banks and consumer stocks also outperformed for the quarter, but a strengthening Korean won and a weak demand picture overseas hurt exporters such as Samsung Electronics and Hyundai Motors. The Taiwan stock market was among the worst-performing in Asia, primarily owing to a steep decline in the technology sector, but the traditional sectors of the economy outperformed.

The Hong Kong market continued to lag the region. The property sector in this market received a temporary boost from an announcement on the rationalization of the government's housing policy, but continuing negative data on unemployment, domestic consumption and exports dragged the market down. The Australian market outperformed the region during the quarter, given its more-defensive qualities and the strength of its currency. The market was dominated by the strong performance of defensive stocks relative to cyclicals, a sell-down of growth stocks and the impact of the rising Australian currency. Also noteworthy was the impressive performance of the gold sector, owing to rising gold prices and takeover activity.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

The Portfolio's exposure to the technology sector negatively affected its performance, mainly as a result of fears of a deteriorating U.S. economy and rising Japanese yen. Although the earnings of high-tech companies may not meet current estimates due to the duration and magnitude of the global economic slowdown, we believe these securities are attractive from a balance-sheet perspective, as many of them have low price-to-book values and strong cash flows.

Quality Income Plus Portfolio
For the six-month period ended June 30, 2002, Quality Income Plus Portfolio's Class X shares posted a total return of 0.51 percent versus 3.79 percent for the Lehman Brothers Aggregate Bond Index.(6) For the same period, the Portfolio's Class Y shares returned 0.39 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

At the beginning of the period, corporate yields for most U.S. fixed-income securities remained generous relative to U.S. Treasury and agency securities. This appeared to represent an unusual opportunity to build positions in investment-grade corporate securities. As the period progressed, a number of large issuers in the investment-grade corporate market were found to have employed questionable and, in some cases, illegal accounting practices.

In retrospect, the increase in corporate security positions came earlier than it might have. Our analysis suggests that there is considerable value in many corporate security issues. It is therefore our expectation that we will retain a significant position in this portion of the market while continuing to discern which specific securities offer the best relative values.

S&P 500 Index Portfolio
For the six-month period ended June 30, 2002, S&P 500 Index Portfolio's Class X shares produced a total return of -13.42 percent compared to -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -13.49 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

----------------
(6) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities, asset-backed securities and commercial mortgage-based securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

The Portfolio seeks to deliver investment performance that corresponds before expenses to the total return (i.e., the contribution of capital changes and income) of the S&P 500 Index by investing in substantially all the stocks in the Index in the same weightings as they are represented in the Index.

The S&P 500 Index swooned during the reporting period of 2002 amid continued concerns over terrorist threats, violence in the Middle East and more corporate turmoil, prompting strategists to begin to wonder when the market's current doldrums would subside. Reports of corporate improprieties at Tyco, WorldCom and Xerox have only added to investors' suspicion over the lack of corporate ethics. This suspicion helps explain why the stock market has been so slow to react to repeated signs that the economy is turning around. Just as people tended to ignore bad news and focus on good in the late 1990s when they thought stocks could only go up, they now seem focused mainly on the bad news.

As of June 30, 2002, the top five positions in the S&P 500 Index Portfolio were Microsoft, General Electric, Exxon Mobil, Wal-Mart and Pfizer.

Strategist Portfolio
For the six-month period ended June 30, 2002, Strategist Portfolio's Class X Shares posted a total return of -4.33 percent versus -13.15 percent for the S&P 500 Index and 3.26 percent for the Lehman Brothers U.S. Government/Credit Index.(7) For the same period, the Portfolio's Class Y shares returned -4.44 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

Shareholders have benefited from the defensive nature of our portfolio this year, even in light of the challenging environment for both stock and bond investors. While the Federal Reserve and central banks around the world aggressively lowered rates in an attempt to revive a stagnant economy, stocks were pummeled by continuing concerns over corporate earnings, accounting scandals, a weak dollar and the ever-present threat of terrorism around the world. Strategist Portfolio's asset allocation target remained unchanged throughout the first half of 2002, with 65 percent of its assets allocated to equities (a moderate overweighting versus an average balanced-fund weighting of 55 percent), 20 percent to bonds (an underweighting versus the average balanced-fund weighting of 35 percent), and 15 percent to cash equivalents (an overweighting versus an average balanced-fund weighting of 10 percent).

----------------
(7) The Lehman Brothers U.S. Government/Credit Index, formerly the Lehman Brothers Government/Corporate Index, tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

The Portfolio attempts to maximize total return while mitigating volatility through combining various asset classes, primarily stocks, bonds and cash equivalents. Our analysis can lead to adjustments in the Portfolio's asset allocation over the course of an investment cycle. We also actively manage the equity and fixed-income portfolios in an effort to add greater value to our selection of individual investments from our macroeconomic analysis.

During the first half of 2002, the following sectors represented our largest exposures within the equity portfolio: basic materials (including steel, gold and other industrial commodities), industrials (including diversified industrial manufacturers) and consumer cyclicals (including appliance manufacturers, autos and retailers).

The fixed-income portfolio features broadly allocated holdings in corporate debt (38.5 percent of the total fixed-income portfolio), U.S. government issues (31.6 percent of the total) and mortgage-backed securities and other issues (32.0 percent of the total). The portfolio's duration (5.4 years) has increased from year-end 2001.

Utilities Portfolio
For the six-month period ended June 30, 2002, Utilities Portfolio's Class X shares produced a total return of -16.88 percent versus -13.15 percent for the S&P 500 Index. For the same period, the Portfolio's Class Y shares returned -16.93 percent. The performance of the two share classes varies because each has different expenses. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for the period shown.

The Portfolio's absolute performance can be attributed to the lackluster performance of the merchant energy and telecom sectors, illustrated by a -12.90 percent return for the AMEX Natural Gas Index and -51.99 percent for the AMEX North American Telecom Index. For reference, the New York Stock Exchange Utilities Index returned -20.74 percent during the period under review.

During the six-month period ended June 30, 2002, the financial markets experienced high volatility as a result of political turmoil abroad and a soft global economy, including a slower-than-anticipated recovery in the United States. Against this backdrop, the utilities sector posted mixed results. At times, performance was hindered by headlines depicting questionable merchant energy trading practices. At other times, the sector's performance was bolstered by its defensive characteristics, including yield support, amid persistent financial market and macroeconomic uncertainty.

Electric utilities with their defensive characteristics posted good relative performance as investors sought shelter in the group. Within this group, the independent power producer (IPP) and merchant energy areas

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

were less appealing to investors, as these stocks were negatively affected by soft power prices and increased scrutiny over the quality and predictability of energy trading profitability. Energy trading and marketing uncertainty also affected many diversified gas companies that were still reeling from the Enron bankruptcy. While Morgan Stanley Utilities Portfolio was not immune from these events, selectivity and strategic diversification within the Portfolio helped limit their impact. The Portfolio continues to emphasize high-quality electric utility companies with attractive dividend yields and relatively low merchant energy exposure.

The telecommunications sector continued to struggle during the first half of 2002 as the slow economy affected industry growth. The Portfolio continues to carry a relatively low weighting in the sector. Within the telecom arena we continue to favor Regional Bell Operating Companies (RBOCs) and independent carriers. We believe that the RBOCs could benefit as services growth accelerates with an improving economy and business migrates to the more financially healthy carriers.

In terms of asset allocation, 84 percent of the Portfolio's net assets were allocated to utility and utility-related equities. Within the equity component, industry selection was 65 percent in electric power, 21 percent telecommunications and 14 percent energy and other. The Portfolio's high-quality fixed-income portfolio accounted for 7 percent of net assets. The remaining 7 percent of the Portfolio was held in cash and cash equivalents. Further enhancing overall diversification were selective international holdings accounting for 4 percent of net assets, with a focus on global telecommunications. The fixed-income portion of the Portfolio remains well diversified with a weighted average credit rating of the securities it holds of A3 and BBB+ as measured by Moody's Investors Service and Standard & Poor's, respectively.

In the near term, we anticipate maintaining the Portfolio's defensive posture, with an emphasis on strategic diversification. We believe that a modest rebound in economic activity during the second half of the year could foster better fundamentals across all utility sectors, particularly within the telecommunications arena. Consequently, we anticipate increasing the Portfolio's telecom exposure over the next several quarters. The Portfolio will continue to maintain a well-diversified power and energy portfolio with an emphasis on quality companies that we believe offer visible growth, solid balance sheets and attractive dividend yields.

As we enter the second half of the fiscal year, we believe that the Portfolio is well positioned as we seek to provide shareholders with both capital appreciation and current income.

Looking Ahead
We are cautiously optimistic about the second half of the year, given a number of somewhat encouraging investment trends. For example, stock valuations have come down considerably in recent months. Investor

Morgan Stanley Variable Investment Series
LETTER TO THE SHAREHOLDERS / / JUNE 30, 2002 CONTINUED

sentiment now seems to us to be as negative as it's been since September 11. Contrarians see this as a potentially favorable sign; historically, there has been a correlation between investor negativity and the point at which the stock market hits bottom. Another favorable sign is surprisingly strong economic growth during the first half of the year. Even though the economy has performed better than expected, stock values remain at approximately their September 11 levels. This is a disconnect that has yet to be reconciled.

Although the current market environment warrants caution on the part of investors, rewarding investment opportunities often arise following such periods of stress and poor investor sentiment. We are beginning to turn more constructive, as we have witnessed some encouraging signs in the economy and the market's valuation. We are cautiously optimistic about the economic outlook in light of modest improvement in the industrial economy and strong fiscal and monetary stimulus. The valuations of select segments of the market have become more reasonable following the recent harsh correction in equity prices. Many high-quality businesses with strong long-term prospects are beginning to trade at more attractive valuations.

We appreciate your ongoing support of Morgan Stanley Variable Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

  /s/ Charles A. Fiumefreddo                        /s/ Mitchell M. Merin

Charles A. Fiumefreddo                              Mitchell M. Merin
CHAIRMAN OF THE BOARD                               PRESIDENT

Morgan Stanley Variable Investment Series
FUND PERFORMANCE / / JUNE 30, 2002

                                         AVERAGE ANNUAL TOTAL RETURNS(1)
  --------------------------------------------------------------------------------------------------------------
                                                                                           DATE OF      SINCE
  CLASS X                                            1 YEAR      5 YEARS      10 YEARS    INCEPTION   INCEPTION
  -------                                          ----------   ----------   ----------   ---------   ----------
  Aggressive Equity..............................  (19.32)%       --           --          05/04/99    (2.85)%

  Capital Growth.................................  (18.19)        3.87%        8.15%         --         --

  Dividend Growth................................   (9.41)        2.84        10.45          --         --

  Equity.........................................  (17.89)        7.59        13.32          --         --

  European Growth................................   (9.52)        4.18        12.40          --         --

  Global Advantage...............................  (16.24)        --           --          05/18/98    (7.40)

  Global Dividend Growth.........................   (1.18)        3.31         --          02/23/94     8.19

  High Yield.....................................  (23.74)      (15.71)       (3.69)         --         --

  Income Builder.................................   (3.79)        4.83         --          01/21/97     5.92

  Information....................................  (43.42)        --           --          11/06/00   (47.41)

  Limited Duration...............................    5.88         --           --          05/04/99     5.00

  Money Market...................................    2.15         4.66         4.47          --         --

  Pacific Growth.................................  (20.75)      (15.86)        --          02/23/94    (9.36)

  Quality Income Plus............................    6.10         6.53         7.04          --         --

  S&P 500 Index..................................  (18.40)        --           --          05/18/98    (1.78)

  Strategist.....................................   (7.87)        6.17         8.40          --         --

  Utilities......................................  (30.85)        1.32         6.57          --         --

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

---------------------

(1) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING FUND BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.

Morgan Stanley Variable Investment Series
FUND PERFORMANCE / / JUNE 30, 2002, CONTINUED

                             AVERAGE ANNUAL TOTAL RETURNS(1)
  -------------------------------------------------------------------------------------
                                                                               SINCE
  CLASS Y                                                         1 YEAR     INCEPTION*
  -------                                                       ----------   ----------
  Aggressive Equity...........................................  (19.53)%     (20.77)%

  Capital Growth..............................................  (18.37)      (17.22)

  Dividend Growth.............................................   (9.63)       (0.79)

  Equity......................................................  (18.07)      (19.51)

  European Growth.............................................   (9.71)      (15.02)

  Global Advantage............................................  (16.47)      (21.99)

  Global Dividend Growth......................................   (1.43)       (2.52)

  High Yield..................................................  (23.92)      (32.65)

  Income Builder..............................................   (4.09)        0.77

  Information.................................................  (43.45)      (47.48)

  Limited Duration............................................    5.74         5.77

  Money Market................................................    1.90         3.70

  Pacific Growth..............................................  (20.95)      (27.87)

  Quality Income Plus.........................................    5.86         8.72

  S&P 500 Index...............................................  (18.63)      (16.83)

  Strategist..................................................   (8.10)       (7.24)

  Utilities...................................................  (31.03)      (20.18)

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE. WHEN YOU SELL FUND SHARES, THEY MAY BE WORTH LESS THAN THEIR ORIGINAL COST. PERFORMANCE FOR CLASS Y SHARES WILL VARY FROM THE PERFORMANCE OF CLASS X SHARES DUE TO DIFFERENCES IN EXPENSES.

---------------------

(1) FIGURE ASSUMES REINVESTMENT OF ALL DISTRIBUTIONS FOR THE UNDERLYING FUND BASED ON NET ASSET VALUE (NAV). IT DOES NOT REFLECT THE DEDUCTION OF INSURANCE EXPENSES, AN ANNUAL CONTRACT MAINTENANCE FEE, OR SURRENDER CHARGES.
* THE INCEPTION DATE FOR EACH PORTFOLIO WAS JUNE 5, 2000, WITH THE EXCEPTION OF INFORMATION, WHICH COMMENCED OPERATIONS ON NOVEMBER 6, 2000.

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF          MATURITY
THOUSANDS                                                         PURCHASE             DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (51.7%)
           BANKING (6.1%)
 $15,000   Citicorp..........................................      1.78%             08/15/02        $ 14,965,338
   8,000   Northern Trust Corp...............................       1.80             07/09/02           7,996,022
   9,000   Wells Fargo & Co..................................       1.77             07/11/02           8,994,690
                                                                                                     ------------
                                                                                                       31,956,050
                                                                                                     ------------
           FINANCE -- CONSUMER (7.0%)
  17,050   FCAR Owner Trust..................................   1.78 - 1.79    07/23/02 - 08/19/02     17,017,814
  11,500   New Center Asset Trust............................   1.94 - 1.96    08/08/02 - 10/28/02     11,453,650
   8,000   Wells Fargo Financial Inc.........................       1.87             09/13/02           7,968,587
                                                                                                     ------------
                                                                                                       36,440,051
                                                                                                     ------------
           FINANCE - CORPORATE (4.0%)
  20,855   CIESCO, L.P.......................................       1.77       07/24/02 - 07/25/02     20,828,874
                                                                                                     ------------
           FINANCIAL CONGLOMERATES (8.2%)
  26,000   General Electric Capital Corp.....................   1.91 - 2.06    07/24/02 - 08/14/02     25,952,844
  17,000   Mortgage Interest Networking Trust................       1.84       08/05/02 - 08/06/02     16,967,670
                                                                                                     ------------
                                                                                                       42,920,514
                                                                                                     ------------
           INSURANCE (3.3%)
  10,000   AIG Funding Inc...................................       1.79             10/07/02           9,950,556
   7,000   American General Corp.............................       1.79             07/22/02           6,992,039
                                                                                                     ------------
                                                                                                       16,942,595
                                                                                                     ------------
           INTEGRATED OIL (1.3%)
   7,000   ChevronTexaco Corp................................       1.79             08/20/02           6,982,002
                                                                                                     ------------
           INTERNATIONAL BANKS (21.8%)
  18,000   A N Z (DE) Inc....................................   1.80 - 1.87    07/10/02 - 09/20/02     17,954,184
  25,000   Abbey National North America Corp.................   1.77 - 1.99    07/03/02 - 07/16/02     24,985,656
   7,000   BNP Paribas Finance, Inc..........................       1.94             07/01/02           6,999,249
  25,000   Barclays U.S. Funding Corp........................   1.81 - 1.83    08/12/02 - 09/09/02     24,933,130
  13,555   CBA (Delaware) Finance Inc........................   1.79 - 1.81    07/26/02 - 09/20/02     13,518,649
  10,000   Halifax PLC.......................................       2.01             08/05/02           9,979,444
  15,175   Societe Generale N.A. Inc.........................   1.79 - 1.83    07/19/02 - 09/30/02     15,130,959
                                                                                                     ------------
                                                                                                      113,501,271
                                                                                                     ------------
           TOTAL COMMERCIAL PAPER
            (COST $269,571,357)....................................................................   269,571,357
                                                                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

                                                                ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                       ON DATE OF          MATURITY
THOUSANDS                                                        PURCHASE             DATE              VALUE

-----------------------------------------------------------------------------------------------------------------

           U.S. GOVERNMENT AGENCIES (31.5%)
 $24,000   Federal Home Loan Banks...........................   1.71 - 1.80%   07/26/02 - 11/29/02   $ 23,908,165
  45,215   Federal Home Loan Mortgage Corp...................   1.77 - 3.51    07/08/02 - 10/30/02     45,026,771
  95,250   Federal National Mortgage Assoc...................   1.77 - 2.08    07/17/02 - 11/05/02     94,894,915
                                                                                                     ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $163,829,851)....................................................................   163,829,851
                                                                                                     ------------
           SHORT-TERM BANK NOTES (4.2%)
  15,000   Bank One, N.A.....................................       1.78             08/02/02          15,000,000
   7,000   LaSalle Bank, N.A.................................       1.87             09/18/02           7,000,000
                                                                                                     ------------
           TOTAL SHORT-TERM BANK NOTES
            (COST $22,000,000).....................................................................    22,000,000
                                                                                                     ------------
           CERTIFICATE OF DEPOSIT (1.5%)
   8,000   Wells Fargo Bank, N.A.
            (COST $8,000,000)................................       1.76             08/30/02           8,000,000
                                                                                                     ------------

           TOTAL INVESTMENTS
            (COST $463,401,208) (a)........................................................   88.9%   463,401,208
           OTHER ASSETS IN EXCESS OF LIABILITIES...........................................   11.1     57,601,770
                                                                                             -----   ------------
           NET ASSETS......................................................................  100.0%  $521,002,978
                                                                                             =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                         COUPON           MATURITY
THOUSANDS                                                          RATE              DATE             VALUE

--------------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (20.3%)
           AEROSPACE & DEFENSE (0.5%)
 $   160   Lockheed Martin Corp..............................         6.50%        04/15/03        $   163,919
      50   Lockheed Martin Corp..............................         7.25         05/15/06             54,327
      65   Raytheon Co.......................................         8.20         03/01/06             71,679
      50   Raytheon Co.......................................         6.75         08/15/07             53,107
      50   Raytheon Co.......................................         6.15         11/01/08             51,321
                                                                                                   -----------
                                                                                                       394,353
                                                                                                   -----------
           AIRLINES (0.1%)
      45   Southwest Airlines Co.............................        5.496         11/01/06             46,052
                                                                                                   -----------
           AUTO PARTS: O.E.M. (0.4%)
     160   Delphi Automotive Systems Corp....................        6.125         05/01/04            165,719
     175   Johnson Controls Inc..............................         5.00         11/15/06            173,907
                                                                                                   -----------
                                                                                                       339,626
                                                                                                   -----------
           BROADCASTING (0.3%)
     255   Clear Channel Communications Corp.................         7.25         09/15/03            261,676
                                                                                                   -----------
           CABLE/SATELLITE TV (0.7%)
     360   Comcast Cable Communications, Inc.................        6.375         01/30/06            348,667
     165   TCI Communications, Inc...........................        6.375         05/01/03            168,508
                                                                                                   -----------
                                                                                                       517,175
                                                                                                   -----------
           DEPARTMENT STORES (0.4%)
     180   Federated Department Stores, Inc..................         8.50         06/15/03            188,342
      90   May Dept Stores Co................................        6.875         11/01/05             96,992
                                                                                                   -----------
                                                                                                       285,334
                                                                                                   -----------
           DISCOUNT STORES (0.1%)
     100   Target Corp.......................................         7.50         02/15/05            109,248
                                                                                                   -----------
           DRUGSTORE CHAINS (0.4%)
     180   CVS Corp..........................................         5.50         02/15/04            185,073
     115   CVS Corp..........................................        5.625         03/15/06            117,118
                                                                                                   -----------
                                                                                                       302,191
                                                                                                   -----------
           ELECTRIC UTILITIES (0.7%)
     200   CMS Panhandle Holding Co..........................        6.125         03/15/04            187,590
     180   Duke Capital Corp.................................         7.25         10/01/04            192,437
     170   Progressive Energy Inc............................         6.75         03/01/06            178,608
                                                                                                   -----------
                                                                                                       558,635
                                                                                                   -----------
           ELECTRICAL PRODUCTS (0.2%)
     135   Cooper Industries, Ltd. - 144A*...................         5.25         07/01/07            134,983
                                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE             VALUE

--------------------------------------------------------------------------------------------------------------

           ENVIRONMENTAL SERVICES (0.3%)
 $    60   USA Waste Services, Inc...........................        7.125%        10/01/07        $    62,506
     130   Waste Management Inc..............................         7.00         10/15/06            134,979
                                                                                                   -----------
                                                                                                       197,485
                                                                                                   -----------
           FINANCE/RENTAL/LEASING (2.3%)
     180   American General Finance Corp.....................        5.875         07/14/06            185,882
     100   Associates Corp. of North America.................         6.50         07/15/02            100,156
     250   Equitable Life Assurance Society - 144A*..........         6.95         12/01/05            268,250
     305   Ford Motor Credit Co..............................        6.875         02/01/06            312,035
     125   Ford Motor Credit Co..............................         6.50         01/25/07            125,114
     305   Household Finance Corp............................         6.50         01/24/06            311,828
     210   Household Finance Corp............................         5.75         01/30/07            207,719
     135   MBNA America Bank N.A.............................         7.75         09/15/05            146,220
     110   MBNA America Bank N.A.............................         6.50         06/20/06            113,897
                                                                                                   -----------
                                                                                                     1,771,101
                                                                                                   -----------
           FINANCIAL CONGLOMERATES (1.4%)
     475   General Electric Capital Corp.....................        5.375         03/15/07            485,801
     245   General Motors Acceptance Corp....................         7.50         07/15/05            261,109
     325   J.P. Morgan Chase & Co............................         5.35         03/01/07            329,032
                                                                                                   -----------
                                                                                                     1,075,942
                                                                                                   -----------
           FOOD RETAIL (0.6%)
      70   Kroger Co.........................................        7.625         09/15/06             76,158
     285   Kroger Co. (Fred Meyer Inc.)......................        7.375         03/01/05            305,720
      80   Safeway Inc.......................................         6.15         03/01/06             84,110
                                                                                                   -----------
                                                                                                       465,988
                                                                                                   -----------
           FOOD: MEAT/FISH/DAIRY (0.2%)
     125   Conagra Foods, Inc................................         6.00         09/15/06            129,864
                                                                                                   -----------
           FOREST PRODUCTS (0.5%)
     370   Weyerhauser Co. - 144A*...........................         5.50         03/15/05            380,137
                                                                                                   -----------
           GAS DISTRIBUTORS (0.4%)
     225   Consolidated Natural Gas Co. (Series B)...........        5.375         11/01/06            225,800
      86   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
            (Qatar)..........................................        7.628         09/15/06             90,636
                                                                                                   -----------
                                                                                                       316,436
                                                                                                   -----------
           HOME BUILDING (0.2%)
     115   Centex Corp.......................................         9.75         06/15/05            130,442
                                                                                                   -----------
           HOME FURNISHINGS (0.1%)
      70   Mohawk Industries, Inc. (Class C).................         6.50         04/15/07             73,228
                                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE             VALUE

--------------------------------------------------------------------------------------------------------------

           HOME IMPROVEMENT CHAINS (0.5%)
 $   330   Lowe's Companies Inc..............................         7.50%        12/15/05        $   360,768
                                                                                                   -----------
           HOSPITAL/NURSING MANAGEMENT (0.3%)
     215   Tenet Healthcare Corp.............................        5.375         11/15/06            217,274
                                                                                                   -----------
           HOTELS/RESORTS/CRUISELINES (0.6%)
     115   Hyatt Equities LLC - 144A*........................        6.875         06/15/07            115,496
     180   Marriott International Inc. (Series D)............        8.125         04/01/05            194,284
     130   Starwood Hotels Resorts - 144A*...................        7.375         05/01/07            127,888
                                                                                                   -----------
                                                                                                       437,668
                                                                                                   -----------
           INDUSTRIAL CONGLOMERATES (0.6%)
     440   Honeywell International, Inc......................        5.125         11/01/06            443,618
                                                                                                   -----------
           INSURANCE BROKERS/SERVICES (0.3%)
     215   Marsh & Mclennan Companies, Inc. - 144A*..........        5.375         03/15/07            220,586
                                                                                                   -----------
           INTEGRATED OIL (0.3%)
      40   Conoco Inc........................................         5.90         04/15/04             41,659
     180   Philips Petroleum Co..............................         8.50         05/25/05            201,188
                                                                                                   -----------
                                                                                                       242,847
                                                                                                   -----------
           INVESTMENT BANKS/BROKERS (1.4%)
     535   Credit Swisse F/B USA Inc.........................         5.75         04/15/07            547,329
     165   Goldman Sachs Group Inc...........................        7.625         08/17/05            180,825
     295   Lehman Brothers Holdings Inc......................         6.25         05/15/06            307,154
                                                                                                   -----------
                                                                                                     1,035,308
                                                                                                   -----------
           INVESTMENT MANAGERS (0.6%)
     455   TIAA Global Markets - 144A*.......................         5.00         03/01/07            460,434
                                                                                                   -----------
           LIFE/HEALTH INSURANCE (1.1%)
     200   John Hancock Global Funding - 144A*...............        5.625         06/27/06            204,907
     250   Metropolitan Life Insurance Co. - 144A*...........         6.30         11/01/03            259,201
     225   Nationwide Mutual Insurance - 144A*...............         6.50         02/15/04            234,320
     100   Prudential Insurance Co. - 144A*..................        6.375         07/23/06            104,391
                                                                                                   -----------
                                                                                                       802,819
                                                                                                   -----------
           MAJOR BANKS (0.1%)
     100   First Union Corp..................................         8.00         11/15/02            102,175
                                                                                                   -----------
           MAJOR TELECOMMUNICATIONS (1.0%)
     200   AT&T Corp. - 144A*................................         6.50         11/15/06            176,000
     195   Sprint Capital Corp...............................         6.00         01/15/07            151,930

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE             VALUE

--------------------------------------------------------------------------------------------------------------

 $   230   Telus Corp. (Canada)..............................         7.50%        06/01/07        $   206,356
     250   Verizon Communications............................         6.36         04/15/06            256,936
                                                                                                   -----------
                                                                                                       791,222
                                                                                                   -----------
           MANAGED HEALTH CARE (1.0%)
     415   Aetna, Inc........................................        7.375         03/01/06            435,054
      65   UnitedHealth Group Inc............................         7.50         11/15/05             71,490
      70   UnitedHealth Group Inc............................         5.20         01/17/07             71,128
     160   Wellpoint Health Network..........................        6.375         06/15/06            168,456
                                                                                                   -----------
                                                                                                       746,128
                                                                                                   -----------
           MEDIA CONGLOMERATES (0.4%)
     310   AOL Time Warner, Inc..............................        6.125         04/15/06            301,316
                                                                                                   -----------
           MOTOR VEHICLES (0.2%)
     175   DaimlerChrysler North American Holdings Co........         6.40         05/15/06            181,696
                                                                                                   -----------
           MULTI-LINE INSURANCE (1.0%)
     250   AIG SunAmerica Global Finance - 144A*.............         5.20         05/10/04            258,424
     250   Farmers Insurance Exchange - 144A*................         8.50         08/01/04            262,468
     240   Hartford Financial Service Group, Inc.............         7.75         06/15/05            262,765
                                                                                                   -----------
                                                                                                       783,657
                                                                                                   -----------
           OIL & GAS PRODUCTION (0.1%)
     100   PEMEX Master Trust - 144A*........................        7.875         02/01/09             99,750
                                                                                                   -----------
           RAILROADS (0.5%)
     100   Norfolk Southern Corp.............................        7.875         02/15/04            106,625
     240   Union Pacific Corp................................         5.84         05/25/04            248,197
                                                                                                   -----------
                                                                                                       354,822
                                                                                                   -----------
           WIRELESS TELECOMMUNICATIONS (0.5%)
     355   AT&T Wireless Group...............................         7.35         03/01/06            308,850
      70   Nextel Communications Inc.........................        9.375         11/15/09             35,525
                                                                                                   -----------
                                                                                                       344,375
                                                                                                   -----------
           TOTAL CORPORATE BONDS
            (COST $15,413,087)...................................................................   15,416,359
                                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE             VALUE

--------------------------------------------------------------------------------------------------------------

           U.S. GOVERNMENT & AGENCY OBLIGATIONS (48.4%)
 $ 2,350   Federal National Mortgage Assoc...................        5.625%        05/14/04        $ 2,461,684
     900   Federal National Mortgage Assoc.+.................         5.75         04/15/03            925,334
  19,500   U.S.Treasury Note.................................         4.75         02/15/04         20,172,516
   4,500   U.S.Treasury Note.................................         5.75         04/30/03          4,643,262
   1,250   U.S. Treasury Note+...............................         7.50         02/15/05          1,383,789
   6,500   U.S. Treasury Note................................        7.875         11/15/04          7,203,436
                                                                                                   -----------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $36,351,728)...................................................................   36,790,021
                                                                                                   -----------
           ASSET-BACKED SECURITIES (11.9%)
           FINANCE/RENTAL/LEASING
     250   American Express Credit Account...................         6.40         04/15/05            252,378
     550   BMW Vehicle Owner Trust...........................         4.46         05/25/07            558,794
     500   Capital Auto Receivables Asset Trust..............         4.50         10/15/07            510,285
     175   Chase Credit Card Master Trust....................         5.50         11/17/08            182,508
     450   Chase Manhattan Auto Owner Trust..................         4.24         09/15/08            453,543
     475   Chase Manhattan Auto Owner Trust..................         4.21         01/15/09            476,187
     450   Citibank Credit Card Issuance Trust...............         4.40         05/15/07            456,821
     100   Connecticut RRB Special...........................         5.36         03/30/07            103,912
     144   Daimler Chrysler Auto Trust.......................         6.82         09/06/04            146,786
     450   Daimler Chrysler Auto Trust.......................         4.49         10/06/08            458,864
      91   Ford Credit Auto Owner Trust......................         6.74         06/15/04             92,929
     300   Ford Credit Auto Owner Trust......................         4.14         12/15/05            305,648
     150   Ford Credit Auto Owner Trust......................         4.75         08/15/06            153,991
     600   Ford Credit Auto Owner Trust......................         3.79         09/15/06            600,630
     500   Harley-Davidson Motorcycle Trust..................         4.50         01/15/10            509,781
     242   Honda Auto Receivables Owner Trust................         2.76         02/18/04            242,482
      59   Honda Auto Receivables Owner Trust................         6.62         07/15/04             60,055
     250   Honda Auto Receivables Owner Trust................         3.50         10/15/05            252,524
     500   Honda Auto Receivables Owner Trust................         4.49         09/17/07            508,094
     400   Household Automotive Trust........................         3.68         04/17/06            403,796
     450   MBNA Credit Card Master Trust.....................         3.90         11/15/07            450,502
     325   MBNA Master Credit Card Trust.....................         1.96         02/15/07            325,644
      89   MMCA Automobile Trust.............................         7.00         06/15/04             90,884
     400   National City Auto Receivables Trust..............         4.04         07/15/06            406,772
     132   Nissan Auto Receivables Owner Trust...............         6.72         08/16/04            135,075
     250   Nissan Auto Receivables Owner Trust...............         3.58         09/15/05            252,810
      75   Nissan Auto Receivables Owner Trust...............         4.80         02/15/07             76,953
     400   Nissan Auto Receivables Owner Trust...............         4.60         09/17/07            409,073

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE             VALUE

--------------------------------------------------------------------------------------------------------------

 $   200   Nordstrom Private Label Credit Card - 144A*.......         4.82%        04/15/10        $   201,662
       1   Residential Funding Mortgage Securities...........         7.39         04/25/11                309
                                                                                                   -----------
           TOTAL ASSET-BACKED SECURITIES
            (COST $8,980,123)....................................................................    9,079,692
                                                                                                   -----------
           COLLATERALIZED MORTGAGE OBLIGATIONS (0.6%)
     122   Federal Home Loan Mortgage Corp...................         6.50         03/15/29            123,947
     350   Federal Home Loan Mortgage Corp...................         6.60         03/15/29            360,610
                                                                                                   -----------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (COST $485,050)......................................................................      484,557
                                                                                                   -----------
           FOREIGN GOVERNMENT OBLIGATIONS (0.4%)
     160   Quebec Province (Canada)..........................         5.50         04/11/06            166,835
     100   United Mexican States (Mexico)....................        8.625         03/12/08            106,850
                                                                                                   -----------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $268,887)......................................................................      273,685
                                                                                                   -----------
           MORTGAGE-BACKED SECURITY (0.4%)
     300   Federal Home Loan Mortgage Corp. Gold**
            (COST $305,156)..................................         6.00            --               306,094
                                                                                                   -----------
           SHORT-TERM INVESTMENTS (16.7%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (A) (14.3%)
   2,100   Federal Home Loan Banks...........................         1.73         09/04/02          2,093,138
   4,300   Federal Home Loan Mortgage Corp...................        1.735         09/12/02          4,284,250
   4,300   Federal National Mortgage Assoc...................         1.74         09/11/02          4,284,412
      75   U.S. Treasury Bill................................         1.74         07/18/02             74,931
     150   U.S. Treasury Bill................................        1.705         10/17/02            149,233
                                                                                                   -----------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $10,887,519)...................................................................   10,885,964
                                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE             VALUE

--------------------------------------------------------------------------------------------------------------

           REPURCHASE AGREEMENT (2.4%)
 $ 1,793   The Bank of New York (dated 06/28/02;
            proceeds $1,793,652) (b)
            (COST $1,793,418)................................        1.563%        07/01/02        $ 1,793,418
                                                                                                   -----------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $12,680,937)...................................................................   12,679,382
                                                                                                   -----------

           TOTAL INVESTMENTS
            (COST $74,484,968) (c).......................................................   98.7%   75,029,790
           OTHER ASSETS IN EXCESS OF LIABILITIES.........................................    1.3       975,595
                                                                                           -----   -----------
           NET ASSETS....................................................................  100.0%  $76,005,385
                                                                                           =====   ===========

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 + SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS OR OPEN FUTURES CONTRACTS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) COLLATERALIZED BY $367,350 U.S. TREASURY BOND 9.875% DUE 11/15/15 VALUED AT $530,107 AND BY $1,248,102 U.S. TREASURY NOTE 5.75% DUE 04/30/03
      VALUED AT $1,299,195.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES.THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $791,643 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $246,821, RESULTING IN NET UNREALIZED APPRECIATION OF $544,822.

FUTURES CONTRACTS OPEN AT JUNE 30, 2002:
                                                                                 UNREALIZED
NUMBER OF                      DESCRIPTION, DELIVERY          UNDERLYING FACE   APPRECIATION/
CONTRACTS   LONG/SHORT            MONTH, AND YEAR             AMOUNT AT VALUE  (DEPRECIATION)

----------------------------------------------------------------------------------------------

    12         Long     U.S. Treasury Notes September 2002      $ 1,289,063       $  2,259
    22        Short     U.S. Treasury Notes September 2002       (2,359,156)       (52,877)
                                                                                  --------
      Net unrealized depreciation............................................     $(50,618)
                                                                                  ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE             VALUE

-----------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (71.1%)
           AEROSPACE & DEFENSE (2.5%)
 $ 2,500   Lockheed Martin Corp..............................   7.75%          05/01/26        $  2,768,412
   9,440   Raytheon Co.......................................   6.15           11/01/08           9,689,414
                                                                                               ------------
                                                                                                 12,457,826
                                                                                               ------------
           AIR FREIGHT/COURIERS (1.0%)
   4,591   Federal Express Corp..............................   7.50           01/15/18           4,970,270
                                                                                               ------------
           AIRLINES (2.3%)
   4,486   America West Airlines (Class A)...................   6.85           07/02/09           4,062,750
   1,736   America West Airlines - 144A*.....................   7.10           04/02/21           1,771,193
   3,000   Continental Airlines, Inc.........................   7.056          09/15/09           3,087,600
   1,310   Continental Airlines, Inc.........................   6.90           01/02/18           1,295,198
   1,005   Southwest Airlines Co.............................   5.496          11/01/06           1,028,504
                                                                                               ------------
                                                                                                 11,245,245
                                                                                               ------------
           BROADCASTING (0.6%)
   2,909   Clear Channel Communications, Inc.................   7.65           09/15/10           2,974,115
                                                                                               ------------
           CABLE/SATELLITE TV (1.6%)
   1,945   Comcast Cable Communications Inc..................   8.375          05/01/07           1,992,061
   5,455   Comcast Cable Communications Inc..................   6.75           01/30/11           4,872,330
   1,020   TCI Communications Inc............................   7.875          02/15/26             906,480
                                                                                               ------------
                                                                                                  7,770,871
                                                                                               ------------
           CASINO/GAMING (0.2%)
     880   Harrah's Operating Co., Inc.......................   8.00           02/01/11             951,865
                                                                                               ------------
           COMPUTER PROCESSING HARDWARE (0.3%)
   1,435   Sun Microsystems Inc..............................   7.65           08/15/09           1,514,971
                                                                                               ------------
           DEPARTMENT STORES (1.7%)
   4,250   Federated Department Stores, Inc..................   6.90           04/01/29           4,103,851
   1,690   May Department Stores Co., Inc....................   5.95           11/01/08           1,729,396
     630   May Department Stores Co., Inc....................   6.70           09/15/28             618,318
   2,000   May Department Stores Co., Inc....................   6.90           01/15/32           1,984,968
                                                                                               ------------
                                                                                                  8,436,533
                                                                                               ------------
           DISCOUNT STORES (0.4%)
   2,021   Wal-Mart Stores, Inc..............................   7.49           06/21/07           2,138,198
                                                                                               ------------
           DRUGSTORE CHAINS (0.7%)
   1,500   CVS Corp..........................................   5.50           02/15/04           1,542,276
   1,725   CVS Corp..........................................   5.625          03/15/06           1,756,771
                                                                                               ------------
                                                                                                  3,299,047
                                                                                               ------------
           ELECTRIC UTILITIES (5.6%)
     700   Alliant Energy Resorces, Inc......................   7.00           12/01/11             676,150

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $ 2,540   American Electric Power (Series A)................   6.125%         05/15/06        $  2,587,346
   5,000   Consolidated Edison Co............................   7.50           09/01/10           5,535,595
   2,250   Detroit Edison Co.................................   6.125          10/01/10           2,242,555
   3,295   Duke Capital Corp.................................   6.25           02/15/13           3,276,383
   2,170   Duquesne Light Co.................................   6.70           04/15/12           2,259,747
   3,500   Oklahoma Gas & Electric Co........................   6.50           07/15/17           3,671,976
   3,800   PSEG Energy Holdings..............................   9.125          02/10/04           3,866,895
   2,500   Public Service Electric & Gas Co..................   6.75           03/01/06           2,647,720
   1,000   Tampa Electric Co.................................   7.75           11/01/22           1,023,775
                                                                                               ------------
                                                                                                 27,788,142
                                                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
   1,945   Cooper Industries, Ltd. - 144A*...................   5.25           07/01/07           1,944,755
                                                                                               ------------
           ENVIRONMENTAL SERVICES (1.1%)
   5,155   Waste Management, Inc. (Series A).................   7.375          08/01/10           5,352,699
                                                                                               ------------
           FINANCE/RENTAL/LEASING (5.7%)
   4,400   American General Finance Corp.....................   5.875          07/14/06           4,543,770
   3,000   Ford Capital B.V..................................   9.50           06/01/10           3,406,239
   1,350   Ford Motor Credit Co..............................   7.25           10/25/11           1,356,475
   5,375   Hertz Corp........................................   7.40           03/01/11           5,296,869
   1,680   Hertz Corp........................................   7.625          06/01/12           1,656,347
   7,560   Household Finance Corp............................   6.75           05/15/11           7,440,726
   4,285   MBNA America Bank N.A.............................   7.75           09/15/05           4,641,135
     215   MBNA America Bank N.A.............................   6.50           06/20/06             222,616
                                                                                               ------------
                                                                                                 28,564,177
                                                                                               ------------
           FINANCIAL CONGLOMERATES (9.8%)
   4,585   American Express Co...............................   6.875          11/01/05           4,960,805
   3,785   American Express Co...............................   5.50           09/12/06           3,916,003
   4,250   Citigroup Inc.....................................   6.00           02/21/12           4,267,204
   8,850   General Electric Capital Corp.....................   6.75           03/15/32           8,693,116
   1,235   General Motors Acceptance Corp....................   6.875          09/15/11           1,226,129
   5,620   General Motors Acceptance Corp....................   8.00           11/01/31           5,747,855
   8,200   J.P. Morgan Chase & Co., Inc......................   6.75           02/01/11           8,499,390
   5,950   Prudential Holdings, LLC - 144A*..................   8.695          12/18/23           6,455,929
   5,000   State Street Boston Corp..........................   5.95           09/15/03           5,196,625
                                                                                               ------------
                                                                                                 48,963,056
                                                                                               ------------
           FOOD RETAIL (0.7%)
   1,715   Kroger Co.........................................   7.70           06/01/29           1,828,979
   1,800   Kroger Co.........................................   7.50           04/01/31           1,873,863
                                                                                               ------------
                                                                                                  3,702,842
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           GAS DISTRIBUTORS (0.2%)
 $   540   Consolidated Natural Gas Co.......................   6.25%          11/01/11        $    541,454
     335   Nisource Finance Corp.............................   7.875          11/15/10             346,224
                                                                                               ------------
                                                                                                    887,678
                                                                                               ------------
           HOME BUILDING (1.1%)
   5,060   Centex Corp.......................................   7.50           01/15/12           5,404,090
                                                                                               ------------
           HOME FURNISHINGS (0.3%)
   1,570   Mohawk Industries, Inc............................   7.20           04/15/12           1,667,035
                                                                                               ------------
           HOME IMPROVEMENT CHAINS (0.6%)
     705   Lowe's Companies Inc..............................   6.875          02/15/28             709,052
   2,325   Lowe's Companies Inc..............................   6.50           03/15/29           2,233,809
                                                                                               ------------
                                                                                                  2,942,861
                                                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (0.7%)
   3,310   Tenet Healthcare Corp.............................   6.875          11/15/31           3,258,347
                                                                                               ------------
           HOTELS/RESORTS/CRUISELINES (1.3%)
     545   Hyatt Equities LLC - 144A*........................   6.875          06/15/07             547,352
   1,685   Marriott International Inc. (Series D)............   8.125          04/01/05           1,818,710
   1,150   Marriott International, Inc. (Series E)...........   7.00           01/15/08           1,206,581
   2,700   Starwood Hotels Resorts Worldwide, Inc. - 144A*...   7.875          05/01/12           2,646,000
                                                                                               ------------
                                                                                                  6,218,643
                                                                                               ------------
           INDUSTRIAL CONGLOMERATES (1.8%)
   6,260   Honeywell International...........................   6.125          11/01/11           6,404,374
   2,455   United Technologies Corp..........................   6.10           05/15/12           2,542,761
                                                                                               ------------
                                                                                                  8,947,135
                                                                                               ------------
           INTEGRATED OIL (0.4%)
     750   Conoco Inc........................................   6.95           04/15/29             766,483
   1,000   Texaco Capital, Inc...............................   9.75           03/15/20           1,346,410
                                                                                               ------------
                                                                                                  2,112,893
                                                                                               ------------
           INVESTMENT BANKS/BROKERS (3.3%)
   4,600   Credit Suisse F/B USA, Inc........................   5.875          08/01/06           4,768,185
     245   Credit Swisse F/B USA Inc.........................   5.75           04/15/07             250,646
   5,650   Goldman Sachs Group Inc...........................   6.875          01/15/11           5,857,598
     275   Goldman Sachs Group Inc...........................   6.60           01/15/12             280,117
   3,750   Lehman Brothers Holdings, Inc.....................   8.75           03/15/05           4,139,280
     790   Lehman Brothers Holdings, Inc.....................   6.625          01/18/12             801,062
                                                                                               ------------
                                                                                                 16,096,888
                                                                                               ------------
           LIFE/HEALTH INSURANCE (0.1%)
     400   Hartford Life.....................................   7.375          03/01/31             426,155
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           MAJOR BANKS (3.3%)
 $ 1,055   Banc One Corp.....................................   8.00%          04/29/27        $  1,209,802
     330   BankOne Corp......................................   6.00           02/17/09             338,431
   5,000   First Union National Bank***......................   7.80           08/18/10           5,596,495
   3,000   Mellon Bank N.A...................................   7.625          09/15/07           3,387,870
   5,000   Well Fargo & Co...................................   7.55           06/21/10           5,570,970
                                                                                               ------------
                                                                                                 16,103,568
                                                                                               ------------
           MAJOR TELECOMMUNICATIONS (3.5%)
   1,850   ALLTEL Corp.......................................   7.00           07/01/12           1,845,893
   1,975   AT&T Corp. - 144A*................................   7.30           11/15/11           1,639,250
   2,250   AT&T Corp. - 144A*................................   8.00           11/15/31           1,766,250
   1,000   GTE Corp..........................................   7.90           02/01/27             981,845
   2,155   GTE Corp..........................................   6.94           04/15/28           1,923,982
   6,940   Sprint Capital Corp...............................   5.70           11/15/03           6,167,016
   3,000   Verizon Global Funding Corp. - 144A*..............   7.75           12/01/30           2,893,272
                                                                                               ------------
                                                                                                 17,217,508
                                                                                               ------------
           MANAGED HEALTH CARE (3.5%)
   3,930   Aetna, Inc........................................   7.375          03/01/06           4,119,909
   1,665   Aetna, Inc........................................   7.875          03/01/11           1,753,773
   4,540   Cigna Corp........................................   6.375          10/15/11           4,685,126
   2,265   Healthnet, Inc....................................   8.375          04/15/11           2,518,225
   1,565   UnitedHealth Group Inc............................   7.50           11/15/05           1,721,270
     850   UnitedHealth Group Inc............................   5.20           01/17/07             863,701
   1,450   Wellpoint Health Network..........................   6.375          06/15/06           1,526,634
                                                                                               ------------
                                                                                                 17,188,638
                                                                                               ------------
           MEDIA CONGLOMERATES (2.2%)
   6,772   AOL Time Warner Inc.***...........................   7.625          04/15/31           5,929,617
   2,800   News America Holdings, Inc........................   8.875          04/26/23           2,966,328
   2,000   News America Holdings, Inc........................   7.28           06/30/28           1,780,022
                                                                                               ------------
                                                                                                 10,675,967
                                                                                               ------------
           MEDICAL SPECIALTIES (0.9%)
   4,000   Becton Dickinson & Co.***.........................   8.70           01/15/25           4,515,380
                                                                                               ------------
           MOTOR VEHICLES (2.2%)
   2,100   DaimlerChrysler North American Holdings Co........   8.00           06/15/10           2,282,391
   1,540   DaimlerChrysler North American Holdings Co........   8.50           01/18/31           1,702,519
     235   Ford Motor Co.....................................   6.625          10/01/28             198,159
   6,960   Ford Motor Co.....................................   7.45           07/16/31           6,478,695
                                                                                               ------------
                                                                                                 10,661,764
                                                                                               ------------
           MULTI-LINE INSURANCE (3.2%)
   2,505   Farmers Exchange Capital - 144A*..................   7.05           07/15/28           1,858,039

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $ 3,860   Farmers Insurance Capital - 144A*.................   8.625%         05/01/24        $  3,416,081
   4,900   Hartford Financial Services Group, Inc............   7.90           06/15/10           5,491,920
   5,000   Nationwide Financial Services, Inc................   8.00           03/01/27           5,265,515
                                                                                               ------------
                                                                                                 16,031,555
                                                                                               ------------
           OIL & GAS PIPELINES (0.7%)
   1,780   El Paso Corp......................................   7.00           05/15/11           1,703,508
   1,885   Williams Companies, Inc...........................   7.50           01/15/31           1,353,705
     770   Williams Companies, Inc...........................   7.75           06/15/31             564,376
                                                                                               ------------
                                                                                                  3,621,589
                                                                                               ------------
           OIL & GAS PRODUCTION (0.6%)
   2,000   Anadarko Petroleum Corp...........................   7.73           09/15/96           2,115,558
   1,055   PEMEX Master Trust - 144A*........................   8.625          02/01/22           1,031,263
                                                                                               ------------
                                                                                                  3,146,821
                                                                                               ------------
           PHARMACEUTICALS: MAJOR (1.2%)
   5,000   Johnson & Johnson.................................   8.72           11/01/24           5,755,100
     360   Marion Merrell Corp...............................   9.11           08/01/05             395,094
                                                                                               ------------
                                                                                                  6,150,194
                                                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.1%)
     570   Florida Windstorm Underwrting Assoc. - 144A*......   7.125          02/25/19             604,047
   5,000   Progressive Corp..................................   6.625          03/01/29           4,832,770
                                                                                               ------------
                                                                                                  5,436,817
                                                                                               ------------
           PULP & PAPER (0.5%)
   2,260   MeadWestvaco Corp.................................   6.85           04/01/12           2,372,702
                                                                                               ------------
           RAILROADS (0.9%)
   4,075   Burlington Northern Santa Fe Corp.................   7.97           01/01/15           4,464,059
                                                                                               ------------
           REAL ESTATE DEVELOPMENT (0.1%)
     558   World Financial Property Towers (Class B) -
            144A*............................................   6.91           09/01/13             579,006
                                                                                               ------------
           SAVINGS BANKS (0.5%)
   2,150   Washington Mutual Financial Corp..................   8.25           04/01/10           2,446,859
                                                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.4%)
   1,010   Anthem Insurance - 144A*..........................   9.125          04/01/10           1,141,418
     850   Anthem Insurance - 144A*..........................   9.00           04/01/27             958,858
                                                                                               ------------
                                                                                                  2,100,276
                                                                                               ------------
           TOBACCO (1.1%)
   5,000   Philip Morris Companies, Inc......................   7.125          10/01/04           5,343,305
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS (0.8%)
 $ 4,885   AT&T Wireless-Services Inc........................   8.75%          03/01/31        $  3,772,642
                                                                                               ------------
           TOTAL CORPORATE BONDS
            (COST $347,734,863)..............................................................   351,864,987
                                                                                               ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (21.6%)
       4   Federal Home Loan Mortgage Corp...................  11.50           05/01/19               4,963
     415   Federal Home Loan Mortgage Corp. PC Gold..........   8.50     01/01/22 - 12/01/24        442,984
           Federal National Mortgage Assoc.
   2,800   **................................................   6.00              --              2,784,250
  10,346   ..................................................   6.50           05/01/31          10,553,412
  12,500   **................................................   6.50              --             12,750,001
   2,161   ..................................................   7.50     06/01/28 - 04/01/32      2,268,127
  26,299   ..................................................   8.00     08/01/29 - 04/01/32     27,910,130
     174   ..................................................   9.00     06/01/21 - 02/01/25        186,392
           Government National Mortgage Assoc.
   7,407   ..................................................   6.00     04/15/28 - 12/15/28      7,404,969
  14,059   ..................................................   6.50     08/15/27 - 07/15/29     14,348,952
      10   ..................................................   7.50     04/15/24 - 09/15/27         10,106
   5,522   ..................................................   8.00     10/15/24 - 11/15/29      5,875,700
     827   ..................................................   8.50     01/15/17 - 03/01/28        883,673
     717   ..................................................   9.00     10/15/24 - 12/15/24        768,953
      66   ..................................................  10.00     05/15/16 - 04/15/19         71,450
  18,895   U. S. Treasury Note...............................   6.75           05/15/05          20,622,116
                                                                                               ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $105,103,399)..............................................................   106,886,178
                                                                                               ------------
           FOREIGN GOVERNMENT OBLIGATIONS (5.5%)
   5,000   Hydro-Quebec (Canada)***..........................   9.50           11/15/30           6,956,195
   5,000   Manitoba (Provice of) (Canada)....................   7.75           07/17/16           6,049,060
   5,000   Province of New Brunswick (Canada)................   7.625          06/29/04           5,419,405
   1,150   Republic of South Africa (South Africa)...........   7.375          04/25/12           1,137,063
   1,100   United Mexican States (Mexico)....................   8.30           08/15/31           1,069,750
     970   United Mexican States (Mexico)....................   8.375          01/14/11           1,006,375
   5,830   United Mexican States (Mexico)....................   7.50           01/14/12           5,762,955
                                                                                               ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $25,105,136)...............................................................    27,400,803
                                                                                               ------------
           ASSET-BACKED SECURITY (0.3%)
           FINANCE/RENTAL/LEASING
   1,800   American Express Credit Account
            (COST $1,799,706)................................   5.53           10/15/08           1,881,805
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (2.5%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (a) (2.4%)
 $11,000   Federal Home Loan Bank............................   1.87%          07/01/02        $ 10,998,857
     300   U.S. Treasury Bill***.............................   1.74           10/17/02             298,434
     400   U.S. Treasury Bill***.............................   1.88           10/17/02             397,744
                                                                                               ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $11,695,036)...............................................................    11,695,035
                                                                                               ------------
           REPURCHASE AGREEMENT (0.1%)
     446   The Bank of New York (dated 06/28/02; proceeds
            $446,292) (b)
            (COST $446,234)..................................   1.563          07/01/02             446,234
                                                                                               ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $12,141,270)...............................................................    12,141,269
                                                                                               ------------

           TOTAL INVESTMENTS
            (COST $491,884,374) (c)..................................................  101.0%   500,175,042
           LIABILITIES IN EXCESS OF OTHER ASSETS.....................................   (1.0)    (5,144,802)
                                                                                       -----   ------------
           NET ASSETS................................................................  100.0%  $495,030,240
                                                                                       =====   ============

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS OR OPEN FUTURES CONTRACTS.
 PC   PARTICIPATION CERTIFICATE.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) COLLATERALIZED BY $437,263 U.S. TREASURY NOTE 5.75% DUE 04/30/03 VALUED AT $455,163.
 (C) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $16,506,850 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $8,216,182, RESULTING IN NET UNREALIZED APPRECIATION OF $8,290,668.

FUTURES CONTRACTS OPEN AT JUNE 30, 2002:
                                                                                UNREALIZED
NUMBER OF                      DESCRIPTION, DELIVERY         UNDERLYING FACE   APPRECIATION/
CONTRACTS   LONG/SHORT            MONTH, AND YEAR            AMOUNT AT VALUE  (DEPRECIATION)

---------------------------------------------------------------------------------------------

    20         Long     U.S. Treasury Notes September 2002       4,199,062       $  42,389
    25         Long     U.S. Treasury Notes September 2002       2,680,860          61,619
   271         Long     U.S. Treasury Notes September 2002      29,111,329         595,645
   203        Short     U.S. Treasury Bonds September 2002     (20,864,593)       (350,663)
                                                                                 ---------
      Net unrealized appreciation...........................................     $ 348,990
                                                                                 =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

            CORPORATE BONDS (90.4%)
            ADVERTISING/MARKETING SERVICES (1.1%)
$      807  Interep National Radio Sales,
             Inc. (Series B)..............  10.00%                    07/01/08  $   710,160
                                                                                -----------
            AEROSPACE & DEFENSE (1.0%)
       965  Loral Space & Communications
             Ltd..........................   9.50                     01/15/06      627,250
                                                                                -----------
            AIRLINES (0.9%)
       675  Air Canada Corp...............  10.25                     03/15/11      528,187
                                                                                -----------
            ALTERNATIVE POWER GENERATION (0.7%)
       620  Calpine Corp..................   8.50                     02/15/11      415,400
                                                                                -----------
            AUTO PARTS: O.E.M. (4.2%)
       145  Arvinmeritor..................   8.75                     03/01/12      155,419
       165  Collins & Aikman Products.....  11.50                     04/15/06      156,337
       410  Collins & Aikman Products -
             144A*........................  10.75                     12/31/11      412,050
       795  Dana Corp.....................   9.00                     08/15/11      783,075
       240  Dura Operating Corp. -
             144A*........................   8.625                    04/15/12      241,200
       290  Intermet Corp.- 144A*.........   9.75                     06/15/09      290,725
       135  Lear Corp. (Series B).........   8.11                     05/15/09      138,375
       235  Metaldyne Corp. - 144A*.......  11.00                     06/15/12      229,125
       120  Stoneridge Inc................  11.50                     05/01/12      121,200
       120  Stoneridge Inc. - 144A*.......  11.50                     05/01/12      121,200
                                                                                -----------
                                                                                  2,648,706
                                                                                -----------
            BROADCAST/MEDIA (1.4%)
     1,265  Tri-State Outdoor Media Group,
             Inc..........................  11.00                     05/15/08      885,500
                                                                                -----------
            BROADCASTING (1.8%)
       600  Salem Communications Holdings
             Corp. (Series B).............   9.00                     07/01/11      606,000
       365  XM Satellite Radio Holdings
             Inc..........................  14.00                     03/15/10      171,550
       445  Young Broadcasting Inc........  10.00                     03/01/11      393,825
                                                                                -----------
                                                                                  1,171,375
                                                                                -----------
            CABLE/SATELLITE TV (6.3%)
     3,750  Australis Holdings Ltd.
             (Australia) (a) (b)..........  15.00                     11/01/02      --
       350  British Sky Broadcasting Group
             PLC (United Kingdom).........   6.875                    02/23/09      321,956
       485  British Sky Broadcasting Group
             PLC (United Kingdom).........   8.20                     07/15/09      476,763
     1,000  Callahan Nordhein Westfalen
             (Germany)....................  14.00                     07/15/10       40,000
     1,200  Charter Communications
             Holdings/Charter Capital.....  11.75++                   05/15/11      420,000
       560  CSC Holdings Inc. (Series
             B)...........................   7.625                    04/01/11      450,565
       125  Echostar DBS Corp.............   9.375                    02/01/09      115,625
       675  Echostar DBS Corp. - 144A*....   9.125                    01/15/09      617,625
     1,605  Knology Holdings, Inc.........  11.875++                  10/15/07      609,900
       705  ONO Finance PLC (United
             Kingdom).....................  14.00                     02/15/11      239,700

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

$       95  Pegasus Communications (Series
             B)...........................   9.75%                    12/01/06  $    42,750
       980  Telewest Communications PLC
             (United Kingdom).............   9.875                    02/01/10      382,200
     1,335  United Pan-Europe
             Communications NV (Series B)
             (Netherlands)................  10.875                    08/01/09      173,550
                                                                                -----------
                                                                                  3,890,634
                                                                                -----------
            CASINO/GAMING (2.8%)
     4,485  Aladdin Gaming
             Holdings/Capital Corp.
             (Series B)...................  13.50++                   03/01/10      112,125
       250  Harrah's Operating Co.,
             Inc..........................   8.00                     02/01/11      270,416
       485  Park Place Entertainment......   8.875                    09/15/08      500,156
     7,210  Resort At Summerlin (Series B)
             (a) (b)......................  13.00                     12/15/07      --
       220  Station Casinos, Inc..........   8.875                    12/01/08      223,300
       300  Station Casinos, Inc..........   9.875                    07/01/10      317,250
       315  Venetian Casino/LV Sands -
             144A*........................  11.00                     06/15/10      316,969
                                                                                -----------
                                                                                  1,740,216
                                                                                -----------
            CELLULAR TELEPHONE (1.6%)
       200  Dobson/Sygnet
             Communications...............  12.25                     12/15/08      120,000
     5,500  Dolphin Telecom PLC (Series B)
             (United Kingdom).............  14.00++                   05/15/09          550
     5,130  McCaw International Ltd.......  13.00++                   04/15/07       64,125
       925  Nextel Communications, Inc....   9.95++                   02/15/08      444,000
       435  Tritel PCS Inc................  12.75++                   05/15/09      341,475
                                                                                -----------
                                                                                    970,150
                                                                                -----------
            CHEMICALS: MAJOR DIVERSIFIED (1.6%)
       360  Equistar Chemical/Funding.....  10.125                    09/01/08      343,800
       695  Huntsman ICI Chemicals........  10.125                    07/01/09      622,025
                                                                                -----------
                                                                                    965,825
                                                                                -----------
            CHEMICALS: SPECIALTY (2.1%)
       265  Acetex Corp. (Canada).........  10.875                    08/01/09      276,925
       575  ISP Holdings Inc. - 144A*.....  10.625                    12/15/09      569,250
       300  Lyondell Chemical Co. (Series
             B)...........................   9.875                    05/01/07      287,250
       175  Millennium America Inc........   9.25                     06/15/08      178,500
                                                                                -----------
                                                                                  1,311,925
                                                                                -----------
            COMMERCIAL PRINTING/FORMS (1.3%)
       430  Mail-Well I Corp. - 144A*.....   9.625                    03/15/12      432,150
     2,500  Premier Graphics Inc. (b).....  11.50                     12/01/05       75,000
       270  Quebecor Media Inc.
             (Canada).....................  11.125                    07/15/11      265,950
        70  Quebecor Media Inc.
             (Canada).....................  13.75++                   07/15/11       40,950
                                                                                -----------
                                                                                    814,050
                                                                                -----------
            CONSUMER/BUSINESS SERVICES (4.6%)
     6,543  Comforce Corp. (Series B).....  15.00+                    12/01/09    1,962,920

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

$      436  MDC Communication Corp.
             (Canada).....................  10.50%                    12/01/06  $   379,320
       620  Muzak LLC/Muzak Finance.......   9.875                    03/15/09      508,400
                                                                                -----------
                                                                                  2,850,640
                                                                                -----------
            CONTAINERS/PACKAGING (2.2%)
       950  Owens-Illinois, Inc...........   7.80                     05/15/18      793,250
       230  Pliant Corp...................  13.00                     06/01/10      241,500
       335  Riverwood International
             Corp.........................  10.875                    04/01/08      348,400
                                                                                -----------
                                                                                  1,383,150
                                                                                -----------
            DIVERSIFIED MANUFACTURING (1.1%)
       800  Eagle-Picher Industries,
             Inc..........................   9.375                    03/01/08      660,000
                                                                                -----------
            DRUGSTORE CHAINS (0.6%)
       620  Rite Aid Corp.................   7.70                     02/15/27      341,000
                                                                                -----------
            ELECTRIC UTILITIES (1.7%)
       415  Mirant Americas General LLC...   8.30                     05/01/11      332,000
       410  PG&E National Energy Corp.....  10.375                    05/16/11      418,200
       320  PSEG Energy Holdings -
             144A*........................   8.625                    02/15/08      307,128
                                                                                -----------
                                                                                  1,057,328
                                                                                -----------
            ELECTRONIC COMPONENTS (0.2%)
        30  Flextronics International Ltd.
             (Series B) (Singapore).......   8.75                     10/15/07       30,075
        85  Flextronics International Ltd.
             (Singapore)..................   9.875                    07/01/10       88,825
                                                                                -----------
                                                                                    118,900
                                                                                -----------
            ELECTRONIC DISTRIBUTORS (0.8%)
       475  BRL Universal Equipment
             Corp.........................   8.875                    02/15/08      470,250
     6,000  CHS Electronics, Inc. (a)
             (b)..........................   9.875                    04/15/05       52,500
                                                                                -----------
                                                                                    522,750
                                                                                -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.5%)
       820  High Voltage Engineering,
             Inc..........................  10.75                     08/15/04      295,200
                                                                                -----------
            ELECTRONICS/APPLIANCES (0.0%)
    12,000  International Semi-Tech
             Microelectronics, Inc.
             (Canada) (a).................  11.50++                   08/15/03        1,200
                                                                                -----------
            ENGINEERING & CONSTRUCTION (0.2%)
       225  Encompass Services Corp.......  10.50                     05/01/09      128,250
     1,500  Metromedia Fiber Network,
             Inc..........................  10.00                     12/15/09       15,000
                                                                                -----------
                                                                                    143,250
                                                                                -----------
            ENVIRONMENTAL SERVICES (1.1%)
       675  Allied Waste North America,
             Inc. (Series B)..............  10.00                     08/01/09      663,241
                                                                                -----------
            FINANCIAL CONGLOMERATES (0.7%)
       195  Case Credit Corp..............   6.125                    02/15/03      191,420

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

$      195  CIT Group Inc.................   5.625                 %  05/17/04  $   187,095
        40  CIT Group Inc.................   6.50                     02/07/06       38,783
                                                                                -----------
                                                                                    417,298
                                                                                -----------
            FOOD DISTRIBUTORS (0.9%)
       550  Volume Services America,
             Inc..........................  11.25                     03/01/09      526,625
                                                                                -----------
            FOOD: MEAT/FISH/DAIRY (1.9%)
       485  Michael Foods Inc. (Series
             B)...........................  11.75                     04/01/11      528,650
       530  Smithfield Foods Inc..........   7.625                    02/15/08      528,675
        90  Smithfield Foods Inc. (Series
             B)...........................   8.00                     10/15/09       91,350
                                                                                -----------
                                                                                  1,148,675
                                                                                -----------
            FOREST PRODUCTS (2.0%)
       435  Louisiana Pacific Corp........  10.875                    11/15/08      478,500
       170  Louisiana Pacific Corp........   8.875                    08/15/10      185,106
       550  Tembec Industries Inc.
             (Canada).....................   8.50                     02/01/11      566,500
                                                                                -----------
                                                                                  1,230,106
                                                                                -----------
            GAS DISTRIBUTORS (0.4%)
       375  Dynegy Holdings Inc...........   6.875                    04/01/11      258,750
                                                                                -----------
            HOME BUILDING (2.9%)
       170  Beazer Homes USA, Inc.........   8.625                    05/15/11      172,550
       575  Schuler Homes, Inc............   9.375                    07/15/09      586,500
        40  Schuler Homes, Inc............  10.50                     07/15/11       42,800
       240  Tech Olympic USA, Inc. -
             144A*........................   9.00                     07/01/10      236,400
       255  Tech Olympic USA, Inc. -
             144A*........................  10.375                    07/01/12      253,725
       480  Toll Corp.....................   8.25                     02/01/11      482,400
                                                                                -----------
                                                                                  1,774,375
                                                                                -----------
            HOSPITAL/NURSING MANAGEMENT (1.1%)
       610  HCA Inc.......................   7.875                    02/01/11      656,966
                                                                                -----------
            HOTELS/RESORTS/CRUISELINES (3.3%)
       150  Hilton Hotels.................   7.95                     04/15/07      155,561
       485  HMH Properties (Series B).....   7.875                    08/01/08      461,962
       595  Horseshoe Gaming Holding
             (Series B)...................   8.625                    05/15/09      605,412
       410  Prime Hospitality Corp. -
             144A*........................   8.375                    05/01/12      401,800
        40  Starwood Hotels Resorts -
             144A*........................   7.375                    05/01/07       39,350
       375  Starwood Hotels Resorts
             Worldwide, Inc. - 144A*......   7.875                    05/01/12      367,500
                                                                                -----------
                                                                                  2,031,585
                                                                                -----------
            INDUSTRIAL CONGLOMERATES (0.5%)
       395  Tyco International Group S.A.
             (Luxembourg).................   6.75                     02/15/11      306,745
                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

            INDUSTRIAL SPECIALTIES (2.2%)
$      145  Foamex LP/Capital Corp. -
             144A*........................  10.75%                    04/01/09  $   147,900
       700  International Wire Group,
             Inc..........................  11.75                     06/01/05      626,500
       100  Johnsondiversey Inc. -
             144A*........................   9.625                    05/15/12      104,500
        75  Tekni-Plex Inc. - (Series
             B)...........................  12.75                     06/15/10       77,625
       115  Tekni-Plex Inc. - 144A*.......  12.75                     06/15/10      119,025
       300  Ucar Finance Inc. - 144A*.....  10.25                     02/15/12      306,000
                                                                                -----------
                                                                                  1,381,550
                                                                                -----------
            INTERNET SOFTWARE/SERVICES (1.0%)
     1,290  Exodus Communications Inc.....  11.625                    07/15/10      212,850
     1,270  Globix Corp...................  12.50                     02/01/10      228,600
     1,700  PSINet, Inc. (a) (b)..........  11.00                     08/01/09      165,750
                                                                                -----------
                                                                                    607,200
                                                                                -----------
            MANAGED HEALTH CARE (1.3%)
       455  Aetna, Inc....................   7.875                    03/01/11      479,259
       270  Healthnet, Inc................   8.375                    04/15/11      300,186
                                                                                -----------
                                                                                    779,445
                                                                                -----------
            MEDIA CONGLOMERATES (1.5%)
       505  AOL Time Warner Inc...........   6.875                    05/01/12      465,738
       455  Nextmedia Operating Inc.......  10.75                     07/01/11      459,550
                                                                                -----------
                                                                                    925,288
                                                                                -----------
            MEDICAL DISTRIBUTORS (0.6%)
       385  Amerisource Bergen Corp.......   8.125                    09/01/08      397,512
                                                                                -----------
            MEDICAL/NURSING SERVICES (1.0%)
       685  Fresenius Medical Capital
             Trust........................   7.875                    06/15/11      613,075
                                                                                -----------
            METAL FABRICATIONS (0.3%)
       210  Trimas Corp. - 144A*..........   9.875                    06/15/12      209,475
                                                                                -----------
            MOVIES/ENTERTAINMENT (2.0%)
       810  Alliance Atlantis
             Communications, Inc.
             (Canada).....................  13.00                     12/15/09      891,000
       350  Six Flags Inc.................   8.875                    02/01/10      348,250
                                                                                -----------
                                                                                  1,239,250
                                                                                -----------
            OFFICE EQUIPMENT/SUPPLIES (0.0%)
     6,500  Mosler, Inc. (b)..............  11.00                     04/15/03      --
                                                                                -----------
            OIL & GAS PIPELINES (1.2%)
        85  El Paso Corp..................   7.00                     05/15/11       81,347
       110  El Paso Corp. - 144A*.........   7.875                    06/15/12      110,745

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

$      615  Williams Companies, Inc.......   7.50%                    01/15/31  $   441,660
       165  Williams Companies, Inc.......   7.75                     06/15/31      120,938
                                                                                -----------
                                                                                    754,690
                                                                                -----------
            OIL & GAS PRODUCTION (2.7%)
       700  Chesapeake Energy Corp........   8.125                    04/01/11      687,750
        85  Magnum Hunter - 144A*.........   9.60                     03/15/12       87,550
       245  Stone Energy Corp.............   8.25                     12/15/11      245,000
       730  Vintage Petroleum.............   7.875                    05/15/11      660,650
                                                                                -----------
                                                                                  1,680,950
                                                                                -----------
            OIL REFINING/MARKETING (1.5%)
       410  Husky Oil Ltd. (Canada).......   8.90                     08/15/28      438,456
       510  Tesoro Petroleum Corp. -
             144A*........................   9.625                    04/01/12      466,650
                                                                                -----------
                                                                                    905,106
                                                                                -----------
            OILFIELD SERVICES/EQUIPMENT (1.0%)
       435  Hanover Equipment Trust -
             144A*........................   8.50                     09/01/08      402,375
       260  Hanover Equipment Trust -
             144A*........................   8.75                     09/01/11      237,900
                                                                                -----------
                                                                                    640,275
                                                                                -----------
            OTHER METALS/MINERALS (0.7%)
       355  Murrin Murrin Holdings
             Property Ltd. (Australia)....   9.375                    08/31/07       95,850
       320  Phelps Dodge Corp.............   8.75                     06/01/11      330,120
                                                                                -----------
                                                                                    425,970
                                                                                -----------
            PUBLISHING: BOOKS/MAGAZINES (0.8%)
       675  PRIMEDIA, Inc.................   8.875                    05/15/11      506,250
                                                                                -----------
            PUBLISHING: NEWSPAPERS (0.6%)
       406  Hollinger Participation -
             144A* (Canada)...............  12.125+                   11/15/10      381,315
                                                                                -----------
            PULP & PAPER (0.8%)
       500  Norske Skog Canada (Canada)...   8.625                    06/15/11      512,500
                                                                                -----------
            REAL ESTATE DEVELOPMENT (0.7%)
       510  CB Richard Ellis Services
             Inc..........................  11.25                     06/15/11      428,400
                                                                                -----------
            RECREATIONAL PRODUCTS (0.9%)
       555  International Game
             Technology...................   8.375                    05/15/09      585,525
                                                                                -----------
            RESTAURANTS (2.0%)
    20,351  American Restaurant Group
             Holdings, Inc. - 144A* (c)...   0.00                     12/15/05      622,750
     5,000  FRD Acquisition Corp. (a)
             (b)..........................  12.50                     07/15/04      600,000
                                                                                -----------
                                                                                  1,222,750
                                                                                -----------
            SAVINGS BANKS (0.2%)
       100  GS Escrow Corp................   7.125                    08/01/05      106,798
                                                                                -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

            SEMICONDUCTORS (0.5%)
$       65  Fairchild Semiconductors......  10.375                 %  10/01/07  $    67,600
       230  Fairchild Semiconductors......  10.50                     02/01/09      244,950
                                                                                -----------
                                                                                    312,550
                                                                                -----------
            SERVICES TO THE HEALTH INDUSTRY (2.0%)
       310  Anthem Insurance - 144A*......   9.125                    04/01/10      350,336
       430  Healthsouth Corp. - 144A*.....   7.625                    06/01/12      425,966
       475  Omnicare, Inc. (Series B).....   8.125                    03/15/11      489,250
                                                                                -----------
                                                                                  1,265,552
                                                                                -----------
            SPECIALTY STORES (0.5%)
       305  Autonation, Inc...............   9.00                     08/01/08      314,150
                                                                                -----------
            SPECIALTY TELECOMMUNICATIONS (4.8%)
       455  American Tower Corp...........   9.375                    02/01/09      250,250
     6,500  Birch Telecom Inc.............  14.00                     06/15/08       65,000
     1,800  DTI Holdings, Inc. (Series
             B)...........................  12.50++                   03/01/08        4,500
     3,000  Esprit Telecom Group PLC
             (United Kingdom) (b).........  11.50                     12/15/07        7,500
     1,800  Esprit Telecom Group PLC
             (United Kingdom) (b).........  10.875                    06/15/08        4,500
    16,520  Firstworld Communications,
             Inc..........................  13.00++                   04/15/08    1,507,450
     1,000  Global Crossing Holdings, Ltd.
             (Bermuda)....................   8.70                     08/01/07       10,000
       585  Global Crossing Holdings, Ltd.
             (Bermuda)....................   9.50                     11/15/09        5,850
     2,500  GT Group Telecom Inc.
             (Canada).....................  13.25                     02/01/10        6,250
     1,305  Primus Telecommunication
             Group, Inc. (Series B).......   9.875                    05/15/08      704,700
     1,300  Versatel Telecom International
             NV (Netherlands).............  13.25++                   05/15/08      325,000
     3,031  Viatel Inc. (a) (b)...........  11.25                     04/15/08       15,155
       800  Viatel Inc. (a) (b)...........  11.50                     03/15/09        4,000
     3,410  World Access, Inc (a) (b)
             (c)..........................  13.25                     01/15/08       34,100
     1,300  Worldwide Fiber Inc.
             (Canada).....................  12.00                     08/01/09          130
                                                                                -----------
                                                                                  2,944,385
                                                                                -----------
            TELECOMMUNICATIONS (2.4%)
     5,500  e. Spire Communications, Inc.
             (a) (b)......................  13.75                     07/15/07       13,750
     1,901  Focal Communications, Corp.
             (Series B)...................  12.125++                  02/15/08      133,070
     1,300  Hyperion Telecommunication,
             Inc. (Series B)..............  12.25                     09/01/04       65,000
     1,000  MGC Communications, Inc.......  13.00                     04/01/10       40,000
       800  NEXTLINK Communications,
             Inc..........................   9.00                     03/15/08       20,000
       875  NEXTLINK Communications,
             Inc..........................  10.75                     06/01/09       21,875
     1,795  NTL Communications Corp.
             (Series B)...................  11.875                    10/01/10      475,675
     5,400  Rhythms Netconnections,
             Inc..........................  12.75                     04/15/09      297,000
     1,200  Startec Global Communications
             Corp.........................  12.00                     05/15/08          120
       560  Talton Holdings, Inc. (Series
             B)...........................  11.00                     06/30/07      224,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

$      380  WorldCom, Inc.................   7.50                  %  05/15/11  $    57,000
       855  WorldCom, Inc.................   8.25                     05/15/31      128,250
                                                                                -----------
                                                                                  1,475,740
                                                                                -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (1.6%)
       200  Case Corp. (Series B).........   6.25                     12/01/03      195,217
       730  J.B. Poindexter & Co., Inc....  12.50                     05/15/04      692,587
        85  NMHG Holding Co. - 144A*......  10.00                     05/15/09       86,275
                                                                                -----------
                                                                                    974,079
                                                                                -----------
            WHOLESALE DISTRIBUTORS (1.1%)
       415  Burhmann US Inc...............  12.25                     11/01/09      431,600
       255  Fisher Scientific
             International................   7.125                    12/15/05      253,087
                                                                                -----------
                                                                                    684,687
                                                                                -----------
            WIRELESS TELECOMMUNICATIONS (1.0%)
       815  American Cellular Corp........   9.50                     10/15/09      146,700
       357  Arch Wireless Holdings Inc....  10.00                     05/15/07      267,750
       178  Arch Wireless Holdings Inc....  12.00                     05/15/09       44,500
    19,000  CellNet Data Systems, Inc.
             (a)..........................  14.00++                   10/01/07        1,900
     3,000  Globalstar LP/Capital Corp.
             (b)..........................  10.75                     11/01/04      180,000
     3,600  WinStar Communications, Inc.
             (a)..........................  14.75++                   04/15/10          360
     1,000  WinStar Communications, Inc.
             (a) (b)......................  12.75                     04/15/10          100
                                                                                -----------
                                                                                    641,310
                                                                                -----------
            TOTAL CORPORATE BONDS
             (COST $199,263,234)..............................................   55,982,939
                                                                                -----------

NUMBER OF
  SHARES
----------

            COMMON STOCKS (D) (1.9%)
            AEROSPACE & DEFENSE (0.2%)
    16,805  Orbital Sciences Corp..............................................     133,936
                                                                                 ----------
            APPAREL/FOOTWEAR RETAIL (0.0%)
 1,310,596  County Seat Store Corp. (c)........................................      --
                                                                                 ----------
            CASINO/GAMING (0.0%)
     2,000  Fitzgerald Gaming Corp.............................................      --
                                                                                 ----------
            CONSUMER/BUSINESS SERVICES (0.8%)
    29,900  Anacomp, Inc. (Class A)............................................     523,250
                                                                                 ----------
            FOOD: SPECIALTY/CANDY (0.0%)
     2,375  SFAC New Holdings Inc. (c).........................................      --

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                                           VALUE

-------------------------------------------------------------------------------------------

       436  SFFB Holdings, Inc. (c)............................................      --
   120,000  Specialty Foods Acquisition Corp. - 144A*..........................      --
                                                                                 ----------
                                                                                     --
                                                                                 ----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
   444,351  Premier Holdings Inc. (c)..........................................      --
    71,890  Vagabond Inns, Inc. (Class D) (a)..................................      --
                                                                                 ----------
                                                                                     --
                                                                                 ----------
            MEDICAL SPECIALTIES (0.1%)
     9,394  MEDIQ Inc..........................................................  $   51,013
                                                                                 ----------
            MEDICAL/NURSING SERVICES (0.0%)
   418,663  Raintree Healthcare Corp. (c)......................................      --
                                                                                 ----------
            MOTOR VEHICLES (0.0%)
        87  Northern Holdings Industrial Corp. * (c)...........................      --
                                                                                 ----------
            RESTAURANTS (0.0%)
     7,750  American Restaurant Group Holdings, Inc. - 144A*...................      --
                                                                                 ----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
     2,777  Versatel Telecom International NV (ADR) (Netherlands)..............       9,442
    15,710  World Access, Inc (c)..............................................          31
                                                                                 ----------
                                                                                      9,473
                                                                                 ----------
            TELECOMMUNICATION EQUIPMENT (0.0%)
   196,000  FWT Inc. (Class A) (c).............................................       1,960
                                                                                 ----------
            TELECOMMUNICATIONS (0.1%)
    25,399  Covad Communications Group, Inc....................................      29,971
    10,714  Focal Communications Corp..........................................      24,964
                                                                                 ----------
                                                                                     54,935
                                                                                 ----------
            TEXTILES (0.0%)
   298,461  U.S. Leather, Inc. (c).............................................      --
                                                                                 ----------
            WIRELESS TELECOMMUNICATIONS (0.7%)
   809,424  Arch Wireless, Inc. (c)............................................          81
    25,949  Arch Wireless, Inc. (c)............................................      25,949
    69,403  Motient Corp.......................................................     381,716
    38,444  Vast Solutions, Inc. (Class B1) (c)................................      --
    38,444  Vast Solutions, Inc. (Class B2) (c)................................      --
    38,444  Vast Solutions, Inc. (Class B3) (c)................................      --
                                                                                 ----------
                                                                                    407,746
                                                                                 ----------
            TOTAL COMMON STOCKS
             (COST $67,915,251)................................................   1,182,313
                                                                                 ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                            COUPON           MATURITY
THOUSANDS                                             RATE              DATE       VALUE

-------------------------------------------------------------------------------------------

            CONVERTIBLE BONDS (1.6%)
            ELECTRONIC COMPONENTS (0.8%)
$    1,090  Solectron Corp................   0.00%                    11/20/20  $   501,400
                                                                                -----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
       742  Premier Cruises Ltd. (a)......  10.00+                    08/15/05      --
                                                                                -----------
            TELECOMMUNICATION EQUIPMENT (0.8%)
       990  Corning Inc...................   0.00                     11/08/15      495,000
                                                                                -----------
            TOTAL CONVERTIBLE BONDS
             (COST $1,814,616)................................................      996,400
                                                                                -----------

NUMBER OF
  SHARES
----------

            PREFERRED STOCKS (3.3%)
            ELECTRIC UTILITIES (0.7%)
       419  TNP Enterprises Inc. (Series D).......................................     414,810
                                                                                    ----------
            RESTAURANTS (1.0%)
     2,573  American Restaurant Group Holdings, Inc. (Series B)...................     447,706
       157  FRD Acquisition Co. (Units)++.........................................     157,000
                                                                                    ----------
                                                                                       604,706
                                                                                    ----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
     4,956  McLeodUSA Inc. (Series A) $0.44 (Conv.)...............................      18,585
                                                                                    ----------
            TELECOMMUNICATION EQUIPMENT (1.6%)
 2,244,200  FWT Inc. (Series A) (c) (d)...........................................   1,009,890
                                                                                    ----------
            TOTAL PREFERRED STOCKS
             (COST $11,233,319)...................................................   2,047,991
                                                                                    ----------

NUMBER OF                                                                 EXPIRATION
 WARRANTS                                                                    DATE
----------                                                                ----------

            WARRANTS (0.0%)
            ADVERTISING/MARKETING SERVICES (0.0%)
         1  Mentus Media Corp. - 144A*..................................   02/01/08       --
                                                                                      -----------
            AEROSPACE & DEFENSE (0.0%)
     1,500  Sabreliner Corp. - 144A*....................................   04/15/03       --
                                                                                      -----------
            BROADCASTING (0.0%)
       640  XM Satellite Radio Holdings Inc. - 144A*....................   03/15/10         3,520
                                                                                      -----------
            CABLE/SATELLITE TV (0.0%)
       705  ONO Finance PLC - 144A* (United Kingdom)....................   03/16/11            71
                                                                                      -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF                                                                 EXPIRATION
 WARRANTS                                                                    DATE        VALUE

-------------------------------------------------------------------------------------------------

            CASINO/GAMING (0.0%)
    83,500  Aladdin Gaming Enterprises, Inc. - 144A*....................   03/01/10       --
     6,000  Resort At Summerlin - 144A*.................................   12/15/07       --
                                                                                      -----------
                                                                                          --
                                                                                      -----------
            CONSUMER/BUSINESS SERVICES (0.0%)
    42,250  Comforce Corp. - 144A*......................................   12/01/09       --
                                                                                      -----------
            INTERNET SOFTWARE/SERVICES (0.0%)
    16,520  Verado Holdings Inc. - 144A*................................   04/15/08       --
                                                                                      -----------
            OIL & GAS PRODUCTION (0.0%)
    39,665  Gothic Energy Corp.- 144A*..................................   05/01/05       --
                                                                                      -----------
            RESTAURANTS (0.0%)
     1,500  American Restaurant Group Holdings, Inc. - 144A*............   08/15/08       --
                                                                                      -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
     6,500  Birch Telecom Inc. - 144A*..................................   06/15/08       --
     2,500  GT Group Telecom Inc. - 144A* (Canada)......................   02/01/10   $       250
    10,982  McLeodUSA Inc...............................................   04/16/07         1,098
                                                                                      -----------
                                                                                            1,348
                                                                                      -----------
            TELECOMMUNICATIONS (0.0%)
     1,200  Startec Global Communications Corp. - 144A*.................   05/15/08       --
                                                                                      -----------
            WIRELESS TELECOMMUNICATIONS (0.0%)
     1,000  Motient Corp. - 144A*.......................................   04/01/08            10
                                                                                      -----------
            TOTAL WARRANTS
             (COST $736,161)........................................................        4,949
                                                                                      -----------

            TOTAL INVESTMENTS
             (COST $280,962,581) (E)....................................   97.2%   60,214,592
            OTHER ASSETS IN EXCESS OF LIABILITIES.......................    2.8     1,732,645
                                                                          -----   -----------
            NET ASSETS..................................................  100.0%  $61,947,237
                                                                          =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 +    PAYMENT-IN-KIND SECURITY.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (A)  ISSUER IN BANKRUPTCY.
 (B)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (C)  ACQUIRED THROUGH EXCHANGE OFFER.
 (D)  NON-INCOME PRODUCING SECURITIES.
 (E) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,034,398 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $221,782,387, RESULTING IN NET UNREALIZED DEPRECIATION OF $220,747,989.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

           COMMON STOCKS (83.7%)
           ELECTRIC UTILITIES (54.4%)
 185,000   Calpine Corp.*........................................................  $  1,300,550
 225,865   Cinergy Corp..........................................................     8,128,881
 175,000   Consolidated Edison, Inc..............................................     7,306,250
 132,000   Constellation Energy Group, Inc.......................................     3,872,880
 100,000   Dominion Resources, Inc...............................................     6,620,000
 297,500   DPL, Inc..............................................................     7,868,875
 175,000   DTE Energy Co.........................................................     7,812,000
 232,432   Duke Energy Corp......................................................     7,228,635
 230,000   Energy East Corp......................................................     5,198,000
 160,000   Entergy Corp..........................................................     6,790,400
  75,000   Exelon Corp...........................................................     3,922,500
 105,000   FirstEnergy Corp......................................................     3,504,900
 160,000   FPL Group, Inc........................................................     9,598,400
 130,000   General Electric Co...................................................     3,776,500
 306,367   Mirant Corp.*.........................................................     2,236,479
 195,000   Pinnacle West Capital Corp............................................     7,702,500
 150,000   PNM Resources Inc.....................................................     3,630,000
 155,000   PPL Corp..............................................................     5,127,400
 100,000   Progress Energy, Inc..................................................     5,201,000
 175,000   Public Service Enterprise Group, Inc..................................     7,577,500
 215,000   SCANA Corp............................................................     6,637,050
 285,000   Southern Co. (The)....................................................     7,809,000
 161,500   TXU Corp..............................................................     8,325,325
 200,000   Wisconsin Energy Corp.................................................     5,054,000
                                                                                   ------------
                                                                                    142,229,025
                                                                                   ------------
           ENERGY (11.4%)
 145,000   Anardarko Petroleum Corp..............................................     7,148,500
 200,460   El Paso Corp..........................................................     4,131,481
 117,000   Exxon Mobil Corp......................................................     4,787,640
 170,000   KeySpan Corp..........................................................     6,400,500
  75,000   Kinder Morgan, Inc....................................................     2,851,500
 130,000   Questar Corp..........................................................     3,211,000
 200,000   Williams Companies, Inc...............................................     1,198,000
                                                                                   ------------
                                                                                     29,728,621
                                                                                   ------------
           TELECOMMUNICATIONS (17.9%)
 136,932   ALLTEL Corp...........................................................     6,435,804
 103,007   AT&T Wireless Services Inc.*..........................................       602,591
 150,000   BCE, Inc. (Canada)....................................................     2,613,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

 135,000   BellSouth Corp........................................................  $  4,252,500
 238,750   CenturyTel, Inc.......................................................     7,043,125
 198,946   SBC Communications, Inc...............................................     6,067,853
 140,000   Sprint Corp. (FON Group)..............................................     1,485,400
 160,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)....................     5,132,800
  75,000   Telephone & Data Systems, Inc.........................................     4,541,250
 151,120   Verizon Communications Inc............................................     6,067,468
 195,000   Vodafone Group PLC (ADR) (United Kingdom).............................     2,661,750
                                                                                   ------------
                                                                                     46,903,541
                                                                                   ------------
           TOTAL COMMON STOCKS
            (COST $175,139,019)..................................................   218,861,187
                                                                                   ------------

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE
---------                                                      --------  ---------

           CORPORATE BONDS (5.6%)
           ELECTRIC UTILITIES (3.6%)
$    140   Alliant Energy Resorces, Inc......................   7.00%    12/01/11        135,230
     150   Amerenenergy Generating Co........................   7.95     06/01/32        156,520
     905   American Electric Power...........................   6.125    05/15/06        921,869
     240   Calpine Corp......................................   8.50     02/15/11        160,800
     400   Cinergy Corp......................................   6.25     09/01/04        406,323
     160   Commonwealth Edison Co. - 144A**..................   6.15     03/15/12        164,639
     400   Consumers Energy Co...............................   6.875    03/01/18        300,889
     495   DTE Energy Co.....................................   7.05     06/01/11        523,613
     335   Duke Capital Corp.................................   6.25     02/15/13        333,107
     350   Duquesne Light Co.................................   6.70     04/15/12        364,475
     765   Exelon Corp.......................................   6.75     05/01/11        798,735
     330   Florida Power Corp................................   6.65     07/15/11        342,917
     575   MidAmerican Funding LLC...........................   6.75     03/01/11        590,462
     920   Mirant Americas Generation LLC....................   7.625    05/01/06        745,200
     555   NRG Energy, Inc...................................   7.75     04/01/11        441,225
     275   PG&E National Energy Corp.........................  10.375    05/16/11        280,500
     400   Pinnacle West Capital Corp........................   6.40     04/01/06        411,433
   1,085   PSEG Energy Holdings..............................   9.125    02/10/04      1,104,100
     400   Public Service Co. of New Mexico (Series B).......   7.50     08/01/18        364,592
     330   South Carolina Electric & Gas Co..................   7.50     06/15/05        359,421
     225   TECO Energy Corp..................................   7.00     05/01/12        235,963
     500   TXU Corp..........................................   6.375    06/15/06        514,255
                                                                                    ------------
                                                                                       9,656,268
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON    MATURITY
THOUSANDS                                                       RATE       DATE        VALUE

    --
------------------------------------------------------------------------------------------------

           ENERGY (0.7%)
$    280   Consolidated Natural Gas Co.......................   5.375%   11/01/06   $    280,995
     115   El Paso Corp. - 144A**............................   7.875    06/15/12        115,779
     425   NiSource Finance Corp.............................   7.875    11/15/10        439,239
     195   RAS Laffan Liquid Natural Gas - 144A** (Qatar)....   8.294    03/15/14        207,188
     110   Transcontinental Gas Pipeline Corp................   7.00     08/15/11         97,810
     900   Williams Companies Inc.(Series A).................   7.50     01/15/31        646,331
                                                                                    ------------
                                                                                       1,787,342
                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.1%)
     205   Waste Management Inc..............................   7.00     10/15/06        212,852
                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
     435   Honeywell International Inc.......................   5.125    11/01/06        438,577
                                                                                    ------------
           MOTOR VEHICLES (0.1%)
     125   DaimlerChrysler North America Holdings Corp.......   7.30     01/15/12        130,934
                                                                                    ------------
           TELECOMMUNICATIONS (0.9%)
     350   AOL Time Warner, Inc..............................   6.125    04/15/06        340,196
     260   AT&T Corp. - 144A**...............................   6.50     11/15/06        228,800
     510   AT&T Wireless Services, Inc.......................   7.875    03/01/11        411,946
     350   Comcast Cable Communications Corp.................   6.375    01/30/06        338,981
     520   GTE Corp..........................................   7.90     02/01/27        510,559
     130   TCI Communications Corp...........................   8.00     08/01/05        131,532
     390   Telus Corp........................................   8.00     06/01/11        324,055
                                                                                    ------------
                                                                                       2,286,069
                                                                                    ------------
           TOTAL CORPORATE BONDS
            (COST $15,276,348)....................................................    14,512,042
                                                                                    ------------
           ASSET-BACKED SECURITIES (0.7%)
           FINANCE/RENTAL/LEASING (0.0%)
     425   Connecticut RRB Special Purpose Trust CL&P --
            Series 2001......................................   6.21     12/30/11        449,261
     400   Detroit Edison Securitization Funding LLC.........   5.875    03/01/10        422,006
     450   PECO Energy Transition Trust......................   7.625    03/01/10        509,190
     400   PSE&G Transition Funding LLC......................   6.61     06/15/15        430,892
                                                                                    ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $1,796,933).....................................................     1,811,349
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON    MATURITY
THOUSANDS                                                       RATE       DATE        VALUE

    --
------------------------------------------------------------------------------------------------

           U.S. GOVERNMENT OBLIGATIONS (0.7%)
$    100   U.S. Treasury Bond................................   5.50%    08/15/28   $     97,362
   1,415   U.S. Treasury Bond................................   8.125    08/15/21      1,825,984
                                                                                    ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $1,857,104).....................................................     1,923,346
                                                                                    ------------
           SHORT-TERM INVESTMENT (a) (6.9%)
           U.S. GOVERNMENT AGENCY
  18,040   Federal Home Loan Bank
            (COST $18,040,000)...............................   1.87     07/01/02     18,040,000
                                                                                    ------------

           TOTAL INVESTMENTS
            (COST $212,109,404) (b).......................................   97.6%   255,147,924
           OTHER ASSETS IN EXCESS OF LIABILITIES..........................    2.4      6,241,624
                                                                            -----   ------------
           NET ASSETS.....................................................  100.0%  $261,389,548
                                                                            =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $58,496,986 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $15,458,466, RESULTING IN NET UNREALIZED APPRECIATION OF $43,038,520.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON STOCKS (52.0%)
           AEROSPACE & DEFENSE (1.2%)
  20,000   Boeing Co...............................  $   900,000
                                                     -----------
           AUTO PARTS: O.E.M. (1.1%)
  10,000   Johnson Controls, Inc...................      816,100
                                                     -----------
           CHEMICALS: AGRICULTURAL (0.3%)
  15,940   IMC Global Inc..........................      199,250
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.7%)
  15,000   Dow Chemical Co. (The)..................      515,700
                                                     -----------
           DEPARTMENT STORES (1.4%)
  18,000   Sears, Roebuck & Co.....................      977,400
                                                     -----------
           ELECTRIC UTILITIES (4.0%)
  14,000   Dominion Resources, Inc.................      926,800
  15,000   FPL Group, Inc..........................      899,850
  42,900   TECO Energy, Inc........................    1,061,775
                                                     -----------
                                                       2,888,425
                                                     -----------
           FINANCE/RENTAL/ LEASING (1.2%)
  12,000   Fannie Mae..............................      885,000
                                                     -----------
           FINANCIAL CONGLOMERATES (1.2%)
  25,000   J.P. Morgan Chase & Co..................      848,000
                                                     -----------
           FOOD: MAJOR DIVERSIFIED (1.2%)
  40,000   Sara Lee Corp...........................      825,600
                                                     -----------
           FOOD: MEAT/FISH/DAIRY (1.4%)
  35,000   ConAgra Foods Inc.......................      967,750
                                                     -----------
           HOUSEHOLD/PERSONAL CARE (1.1%)
  21,665   Estee Lauder Companies, Inc. (The)
            (Class A)..............................      762,608
                                                     -----------
           INDUSTRIAL CONGLOMERATES (4.7%)
   7,000   3M Co...................................      861,000
  25,000   Honeywell International, Inc............      880,750

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

  14,506   Ingersoll Rand Co. (Class A)
            (Bermuda)..............................  $   662,344
  14,000   United Technologies Corp................      950,600
                                                     -----------
                                                       3,354,694
                                                     -----------
           INDUSTRIAL SPECIALTIES (0.7%)
   8,000   PPG Industries, Inc.....................      495,200
                                                     -----------
           INTEGRATED OIL (1.4%)
  35,000   Conoco Inc..............................      973,000
                                                     -----------
           LIFE/HEALTH INSURANCE (1.2%)
  20,000   Lincoln National Corp...................      840,000
                                                     -----------
           MAJOR BANKS (4.6%)
  13,000   Bank of America Corp....................      914,680
  26,000   FleetBoston Financial Corp..............      841,100
  35,000   KeyCorp.................................      955,500
  13,125   WestPac Banking Corp. Ltd. (ADR)
            (Australia)............................      594,562
                                                     -----------
                                                       3,305,842
                                                     -----------
           MAJOR TELECOMMUNICATIONS (2.2%)
  60,000   Sprint Corp. (FON Group)................      636,600
  23,000   Verizon Communications Inc..............      923,450
                                                     -----------
                                                       1,560,050
                                                     -----------
           OFFICE EQUIPMENT/ SUPPLIES (1.1%)
  20,000   Pitney Bowes, Inc.......................      794,400
                                                     -----------
           OIL & GAS PRODUCTION (1.2%)
  16,000   Kerr-McGee Corp.........................      856,800
                                                     -----------
           OIL REFINING/MARKETING (1.9%)
  35,000   Marathon Oil Corp.......................      949,200
  50,000   Tesoro Petroleum Corp.*.................      387,500
                                                     -----------
                                                       1,336,700
                                                     -----------
           PHARMACEUTICALS: MAJOR (3.9%)
  35,000   Bristol-Myers Squibb Co.................      899,500
  20,000   Merck & Co., Inc........................    1,012,800
  36,000   Schering-Plough Corp....................      885,600
                                                     -----------
                                                       2,797,900
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           REAL ESTATE INVESTMENT TRUSTS (8.5%)
  13,000   Alexandria Real Estate Equities, Inc....  $   641,420
  20,000   Archstone-Smith Trust...................      534,000
  13,000   Avalonbay Communities, Inc..............      603,720
  10,000   Boston Properties, Inc..................      399,500
  20,000   Equity Office Properties Trust..........      602,000
  10,000   Equity Residential......................      287,500
  10,000   General Growth Properties, Inc..........      510,000
  18,000   Healthcare Realty Trust, Inc............      576,000
  15,000   Mack-Cali Realty Corp...................      527,250
  18,000   Simon Property Group, Inc...............      663,120
  15,000   Vornado Realty Trust....................      693,000
                                                     -----------
                                                       6,037,510
                                                     -----------
           REGIONAL BANKS (0.7%)
   7,601   Fifth Third Bancorp.....................      506,607
                                                     -----------
           SAVINGS BANKS (1.3%)
  25,000   Washington Mutual, Inc..................      927,750
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.5%)
  72,000   Nokia Corp. (ADR) (Finland).............    1,042,560
                                                     -----------
           TOBACCO (2.3%)
  31,000   Loews Corp.- Carolina Group.............      838,550
  18,000   Philip Morris Companies, Inc............      786,240
                                                     -----------
                                                       1,624,790
                                                     -----------
           WIRELESS TELECOMMUNICATIONS (0.0%)
     688   Leap Wireless International, Inc.*......          743
                                                     -----------
           TOTAL COMMON STOCKS
            (COST $35,122,532).....................   37,040,379
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           CONVERTIBLE PREFERRED STOCKS (10.1%)
           AUTO PARTS: O.E.M. (0.0%)
  12,000   BTI Capital Trust $3.25 - 144A**........  $     1,500
                                                     -----------
           CONTAINERS/PACKAGING (2.1%)
  36,000   Sealed Air Corp. (Series A) $2.00.......    1,470,600
                                                     -----------
           ELECTRIC UTILITIES (1.7%)
  53,000   Duke Energy Corp. $17.02 (Units)++......    1,192,500
                                                     -----------
           MAJOR BANKS (1.1%)
  22,550   National Australia Bank, Ltd. $1.97
            (Australia) (Units)++..................      788,122
                                                     -----------
           PULP & PAPER (1.5%)
  20,000   Boise Cascade Corp. $3.75 (Units)++.....    1,071,000
                                                     -----------
           RAILROADS (1.6%)
  22,400   Union Pacific Capital Trust $3.13.......    1,170,400
                                                     -----------
           REAL ESTATE INVESTMENT TRUSTS (1.1%)
   9,000   Equity Residential Properties Trust
            (Series E) $1.75.......................      288,000
  13,000   SL Green Realty Corp. $2.00.............      475,280
                                                     -----------
                                                         763,280
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.0%)
  16,250   Motorola, Inc. $3.50....................      745,388
                                                     -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
            (COST $7,721,879)......................    7,202,790
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                               VALUE

----------------------------------------------------------------

           CONVERTIBLE BONDS (18.2%)
           AIRLINES (1.5%)
 $ 1,500   Continental Airlines Inc. 4.50% due
            02/01/07...............................  $ 1,110,000
                                                     -----------
           CABLE/SATELLITE TV (1.6%)
   1,445   EchoStar Communications Corp. 4.875% due
            01/07/07...............................    1,132,519
                                                     -----------
           CONTRACT DRILLING (1.5%)
   2,000   Diamond Offshore Drilling Inc. 0.00% due
            06/6/20................................    1,045,000
                                                     -----------
           DEPARTMENT STORES (1.4%)
   1,000   Penny (J.C.) Co., Inc. 5.00% due
            10/15/08...............................      996,250
                                                     -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.0%)
   1,000   SCI Systems, Inc. 3.00% due 03/15/07....      705,000
                                                     -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.3%)
     960   Photronics Inc. 6.00% due 06/01/04......      919,200
                                                     -----------
           HOTELS/RESORTS/ CRUISELINES (1.3%)
   1,000   Hilton Hotels Corp. 5.00% due
            05/15/06...............................      938,750
                                                     -----------
           INDUSTRIAL MACHINERY (0.3%)
     200   Thermo Fibertek, Inc. - 144A** 4.50% due
            07/15/04...............................      195,000
                                                     -----------
           INFORMATION TECHNOLOGY SERVICES (1.5%)
   1,750   Aether Systems, Inc. 6.00% due
            03/22/05...............................    1,060,938
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           MAJOR TELECOMMUNICATIONS (3.0%)
 $ 1,300   Bell Atlantic Financial Service
            (exchangeable into Telecom Corporation
            of New Zealand common stock 5.75% due
            04/01/03)..............................  $ 1,311,700
     800   Bell Atlantic Financial Service - 144A**
            (exchangeable into Cable & Wireless
            Communications common stock 4.25% due
            09/15/05)..............................      804,000
                                                     -----------
                                                       2,115,700
                                                     -----------
           PACKAGED SOFTWARE (1.2%)
   1,125   Mercury Interactive Corp. 4.75% due
            07/01/07...............................      900,000
                                                     -----------
           SERVICES TO THE HEALTH INDUSTRY (1.4%)
   1,000   Healthsouth Corp. 3.25% due 04/01/03....      990,000
                                                     -----------
           TELECOMMUNICATION EQUIPMENT (1.2%)
   1,100   RF Micro Systems Deviices 3.75% due
            08/15/05...............................      860,750
                                                     -----------
           TOTAL CONVERTIBLE BONDS
            (COST $14,270,686).....................   12,969,107
                                                     -----------
           CORPORATE BONDS (14.7%)
           ADVERTISING/MARKETING SERVICES (2.2%)
   1,500   Lamar Media Corp. 9.625% due 12/01/06...    1,545,000
                                                     -----------
           APPAREL/FOOTWEAR (1.6%)
   1,250   Tommy Hilfiger USA Inc. 6.85% due
            06/01/08...............................    1,174,666
                                                     -----------
           BROADCASTING (2.8%)
   2,000   Clear Channel Communications (Series B)
            8.75% due 06/15/07.....................    2,000,000
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           FOOD DISTRIBUTORS (1.4%)
 $ 1,000   Fleming Companies, Inc. (Series D)
            10.625% due 07/31/07...................  $   980,000
                                                     -----------
           HOME BUILDING (1.5%)
   1,000   Fortress Group Inc. 13.75% due
            05/15/03...............................    1,040,000
                                                     -----------
           HOTELS/RESORTS/ CRUISELINES (1.8%)
   1,300   Starwood Hotels Resorts - 144A** 7.875%
            due 05/01/12...........................    1,274,000
                                                     -----------
           OIL & GAS PRODUCTION (1.2%)
     900   KCS Energy, Inc. (Series B) 11.00% due
            01/15/03...............................      891,000
                                                     -----------
           PUBLISHING: NEWSPAPERS (1.2%)
     800   Hollinger International Publishing, Inc.
            9.25% due 02/01/06.....................      824,000
                                                     -----------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (1.0%)
     700   Navistar International (Series B) 9.375%
            due 06/01/06...........................      721,000
                                                     -----------
           TOTAL CORPORATE BONDS
            (COST $10,694,158).....................   10,449,666
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (3.6%)
           U.S. GOVERNMENT AGENCY
 $ 2,600   Federal Home Loan Banks 1.87% due
            07/01/02
            (COST $2,600,000)......................  $ 2,600,000
                                                     -----------

  TOTAL INVESTMENTS
   (COST $70,409,255) (b).................    98.6%  70,261,942
  OTHER ASSETS IN EXCESS OF LIABILITIES...     1.4      964,129
                                            ------  -----------
  NET ASSETS..............................   100.0% $71,226,071
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $6,155,052 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $6,302,365, RESULTING IN NET UNREALIZED DEPRECIATION OF $147,313.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
  SHARES                                                            VALUE

------------------------------------------------------------------------------

            COMMON STOCKS (99.5%)
            AEROSPACE & DEFENSE (1.4%)
   610,000  Goodrich Corp.....................................  $   16,665,200
                                                                --------------
            ALUMINUM (3.2%)
   530,000  Alcan Inc. (Canada)...............................      19,885,600
   550,000  Alcoa, Inc........................................      18,232,500
                                                                --------------
                                                                    38,118,100
                                                                --------------
            APPAREL/FOOTWEAR (1.5%)
   465,000  VF Corp...........................................      18,232,650
                                                                --------------
            AUTO PARTS: O.E.M. (4.7%)
 1,250,000  Delphi Corp.......................................      16,500,000
   233,000  Johnson Controls, Inc.............................      19,015,130
   350,000  TRW Inc...........................................      19,943,000
                                                                --------------
                                                                    55,458,130
                                                                --------------
            BEVERAGES: NON-ALCOHOLIC (1.6%)
   335,000  Coca-Cola Co. (The)...............................      18,760,000
                                                                --------------
            CHEMICALS: MAJOR DIVERSIFIED (3.3%)
   565,000  Dow Chemical Co...................................      19,424,700
   440,000  Du Pont (E.I.) de Nemours & Co....................      19,536,000
                                                                --------------
                                                                    38,960,700
                                                                --------------
            COMPUTER PROCESSING HARDWARE (2.8%)
 1,040,000  Hewlett-Packard Co................................      15,891,200
   235,000  International Business Machines Corp..............      16,920,000
                                                                --------------
                                                                    32,811,200
                                                                --------------
            DEPARTMENT STORES (1.5%)
   330,000  Sears, Roebuck & Co...............................      17,919,000
                                                                --------------
            DISCOUNT STORES (1.5%)
   465,000  Target Corp.......................................      17,716,500
                                                                --------------
            ELECTRIC UTILITIES (6.4%)
   290,000  Dominion Resources, Inc...........................      19,198,000
   350,000  Exelon Corp.......................................      18,305,000

NUMBER OF
  SHARES                                                            VALUE

------------------------------------------------------------------------------

   575,000  FirstEnergy Corp..................................  $   19,193,500
   320,000  FPL Group, Inc....................................      19,196,800
                                                                --------------
                                                                    75,893,300
                                                                --------------
            ELECTRONICS/ APPLIANCES (1.5%)
   275,000  Whirlpool Corp....................................      17,974,000
                                                                --------------
            FINANCE/RENTAL/ LEASING (3.0%)
   253,000  Fannie Mae........................................      18,658,750
   355,000  Household International, Inc......................      17,643,500
                                                                --------------
                                                                    36,302,250
                                                                --------------
            FINANCIAL CONGLOMERATES (3.0%)
   430,000  Citigroup, Inc....................................      16,662,500
   550,000  J.P. Morgan Chase & Co............................      18,656,000
                                                                --------------
                                                                    35,318,500
                                                                --------------
            FOOD DISTRIBUTORS (3.0%)
   680,000  Supervalu, Inc....................................      16,680,400
   690,000  SYSCO Corp........................................      18,781,800
                                                                --------------
                                                                    35,462,200
                                                                --------------
            FOOD: MAJOR DIVERSIFIED (1.6%)
   390,000  PepsiCo, Inc......................................      18,798,000
                                                                --------------
            FOREST PRODUCTS (1.6%)
   295,000  Weyerhaeuser Co...................................      18,835,750
                                                                --------------
            HOUSEHOLD/PERSONAL CARE (4.7%)
   365,000  Avon Products, Inc................................      19,067,600
   310,000  Kimberly-Clark Corp...............................      19,220,000
   200,000  Procter & Gamble Co. (The)........................      17,860,000
                                                                --------------
                                                                    56,147,600
                                                                --------------
            INDUSTRIAL CONGLOMERATES (6.3%)
   157,000  3M Co.............................................      19,311,000
   600,000  General Electric Co...............................      17,430,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                            VALUE

------------------------------------------------------------------------------

   535,000  Honeywell International, Inc......................  $   18,848,050
   285,000  United Technologies Corp..........................      19,351,500
                                                                --------------
                                                                    74,940,550
                                                                --------------
            INDUSTRIAL SPECIALTIES (1.6%)
   315,000  PPG Industries, Inc...............................      19,498,500
                                                                --------------
            INFORMATION TECHNOLOGY SERVICES (1.2%)
   390,000  Electronic Data Systems Corp......................      14,488,500
                                                                --------------
            INTEGRATED OIL (4.9%)
   380,000  BP PLC (ADR) (United Kingdom).....................      19,186,200
   470,000  Exxon Mobil Corp..................................      19,232,400
   355,000  Royal Dutch Petroleum Co. (ADR) (Netherlands).....      19,620,850
                                                                --------------
                                                                    58,039,450
                                                                --------------
            LIFE/HEALTH INSURANCE (4.6%)
   900,800  Aegon N.V. (ARS) (Netherlands)....................      18,331,280
   420,000  Jefferson-Pilot Corp..............................      19,740,000
   410,000  Lincoln National Corp.............................      17,220,000
                                                                --------------
                                                                    55,291,280
                                                                --------------
            MAJOR BANKS (3.3%)
   270,000  Bank of America Corp..............................      18,997,200
   725,000  KeyCorp...........................................      19,792,500
                                                                --------------
                                                                    38,789,700
                                                                --------------
            MAJOR TELECOMMUNICATIONS (1.5%)
   450,000  Verizon Communications Inc........................      18,067,500
                                                                --------------
            MOTOR VEHICLES (3.0%)
   395,000  DaimlerChrysler AG (Germany)......................      19,050,850
   315,000  General Motors Corp...............................      16,836,750
                                                                --------------
                                                                    35,887,600
                                                                --------------

NUMBER OF
  SHARES                                                            VALUE

------------------------------------------------------------------------------

            OFFICE EQUIPMENT/ SUPPLIES (1.5%)
   460,000  Pitney Bowes, Inc.................................  $   18,271,200
                                                                --------------
            OIL & GAS PIPELINES (0.9%)
   540,000  El Paso Corp......................................      11,129,400
                                                                --------------
            OIL & GAS PRODUCTION (1.5%)
   340,000  Kerr-McGee Corp...................................      18,207,000
                                                                --------------
            OIL REFINING/ MARKETING (3.1%)
   685,000  Marathon Oil Corp.................................      18,577,200
   530,000  Sunoco, Inc.......................................      18,883,900
                                                                --------------
                                                                    37,461,100
                                                                --------------
            PHARMACEUTICALS: MAJOR (5.8%)
   665,000  Bristol-Myers Squibb Co...........................      17,090,500
   480,000  Pharmacia Corp....................................      17,976,000
   715,000  Schering-Plough Corp..............................      17,589,000
   327,000  Wyeth.............................................      16,742,400
                                                                --------------
                                                                    69,397,900
                                                                --------------
            PROPERTY - CASUALTY INSURERS (1.6%)
 1,055,800  Travelers Property Casualty Corp. (Class A)*......      18,687,660
                                                                --------------
            PULP & PAPER (3.3%)
   435,000  International Paper Co............................      18,957,300
   610,000  MeadWestvaco Corp.................................      20,471,600
                                                                --------------
                                                                    39,428,900
                                                                --------------
            RAILROADS (3.2%)
   640,000  Burlington Northern Santa Fe Corp.................      19,200,000
   535,000  CSX Corp..........................................      18,751,750
                                                                --------------
                                                                    37,951,750
                                                                --------------
            RECREATIONAL PRODUCTS (1.4%)
   590,000  Eastman Kodak Co..................................      17,210,300
                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                            VALUE

------------------------------------------------------------------------------

            SEMICONDUCTORS (1.3%)
   840,000  Intel Corp........................................  $   15,346,800
                                                                --------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (3.2%)
   365,000  Caterpillar, Inc..................................      17,866,750
   410,000  Deere & Co........................................      19,639,000
                                                                --------------
                                                                    37,505,750
                                                                --------------
            TOTAL COMMON STOCKS
             (COST $1,070,730,264)............................   1,184,973,920
                                                                --------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                           VALUE

   --
------------------------------------------------------------------------------

            SHORT-TERM INVESTMENT (0.0%)
            REPURCHASE AGREEMENT
$      475  The Bank of New York 1.563% due 07/01/02 (dated
             06/28/02; proceeds $474,755) (a)
             (COST $474,693)..................................  $      474,693
                                                                --------------

  TOTAL INVESTMENTS
   (COST $1,071,204,957) (b)........................    99.5%  1,185,448,613
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.5       5,811,918
                                                      ------  --------------
  NET ASSETS........................................   100.0% $1,191,260,531
                                                      ======  ==============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 ARS  AMERICAN REGISTERED SHARES.
 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY $465,149 U.S. TREASURY BOND 5.75% DUE 04/30/03 VALUED AT $484,191.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $205,725,049 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $91,481,393, RESULTING IN NET UNREALIZED APPRECIATION OF $114,243,656.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (94.0%)
           ADVERTISING/MARKETING SERVICES (0.4%)
  15,000   Interpublic Group of Companies, Inc...............  $   371,400
                                                               -----------
           AEROSPACE & DEFENSE (2.2%)
  30,000   Lockheed Martin Corp..............................    2,085,000
                                                               -----------
           AIR FREIGHT/COURIERS (1.9%)
  20,000   FedEx Corp........................................    1,068,000
  11,000   United Parcel Service, Inc. (Class B).............      679,250
                                                               -----------
                                                                 1,747,250
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (2.5%)
  70,000   Limited Brands, Inc...............................    1,491,000
  25,000   Talbot's, Inc. (The)..............................      875,000
                                                               -----------
                                                                 2,366,000
                                                               -----------
           AUTO PARTS: O.E.M. (1.3%)
  27,500   Lear Corp.*.......................................    1,271,875
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (2.0%)
  60,000   Pepsi Bottling Group, Inc. (The)..................    1,848,000
                                                               -----------
           BIOTECHNOLOGY (0.5%)
  20,000   Immunex Corp.*....................................      446,800
                                                               -----------
           BROADCASTING (4.3%)
  22,500   Entercom Communications Corp.*....................    1,032,750
  45,000   Hispanic Broadcasting Corp.*......................    1,174,500
  65,000   Sinclair Broadcast Group, Inc. (Class A)*.........      938,535
  32,500   Spanish Broadcasting System, Inc. (Class A)*......      325,000
  20,000   Univision Communications, Inc. (Class A)*.........      628,000
                                                               -----------
                                                                 4,098,785
                                                               -----------
           BUILDING PRODUCTS (1.4%)
  50,000   Masco Corp........................................    1,355,500
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           CHEMICALS: MAJOR DIVERSIFIED (1.3%)
  27,500   Du Pont (E.I.) de Nemours & Co., Inc..............  $ 1,221,000
                                                               -----------
           COMPUTER COMMUNICATIONS (0.7%)
  50,000   Cisco Systems, Inc.*..............................      697,500
                                                               -----------
           COMPUTER PROCESSING HARDWARE (1.9%)
  55,000   Apple Computer, Inc.*.............................      974,600
  32,500   Dell Computer Corp.*..............................      849,550
                                                               -----------
                                                                 1,824,150
                                                               -----------
           CONTAINERS/PACKAGING (1.2%)
  27,500   Ball Corp.........................................    1,140,700
                                                               -----------
           CONTRACT DRILLING (2.0%)
  85,000   Rowan Companies, Inc.*............................    1,823,250
                                                               -----------
           DATA PROCESSING SERVICES (0.5%)
  10,000   Affiliated Computer Services, Inc. (Class A)*.....      474,800
                                                               -----------
           DEPARTMENT STORES (1.1%)
  15,000   Kohl's Corp.*.....................................    1,051,200
                                                               -----------
           DISCOUNT STORES (2.0%)
  12,500   Costco Wholesale Corp.*...........................      482,750
  25,000   Wal-Mart Stores, Inc..............................    1,375,250
                                                               -----------
                                                                 1,858,000
                                                               -----------
           ELECTRONIC COMPONENTS (0.7%)
  30,000   Vishay Intertechnology, Inc.*.....................      660,000
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.5%)
  45,000   Applied Materials, Inc.*..........................      855,900
  30,000   Kulicke & Soffa Industries, Inc.*.................      371,700
  10,000   Teradyne, Inc.*...................................      235,000
                                                               -----------
                                                                 1,462,600
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           ELECTRONICS/ APPLIANCES (1.5%)
  27,500   Sony Corp. (ADR) (Japan)..........................  $ 1,460,250
                                                               -----------
           FINANCE/RENTAL/ LEASING (1.8%)
  17,500   SLM Corp..........................................    1,695,750
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (0.4%)
  15,000   SunGard Data Systems Inc.*........................      397,200
                                                               -----------
           HOME BUILDING (1.3%)
  20,000   Lennar Corp.......................................    1,224,000
                                                               -----------
           HOME FURNISHINGS (1.4%)
  55,000   Leggett & Platt, Inc..............................    1,287,000
                                                               -----------
           HOSPITAL/NURSING MANAGEMENT (2.3%)
  19,000   Tenet Healthcare Corp.*...........................    1,359,450
  20,000   Triad Hospitals, Inc.*............................      847,600
                                                               -----------
                                                                 2,207,050
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (1.5%)
 100,000   Hilton Hotels Corp................................    1,390,000
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (1.2%)
  35,000   International Flavors & Fragrances, Inc...........    1,137,150
                                                               -----------
           INDUSTRIAL CONGLOMERATES (0.7%)
  15,000   Ingersoll Rand Co. (Class A) (Bermuda)............      684,900
                                                               -----------
           INSURANCE BROKERS/ SERVICES (1.6%)
  45,000   Willis Group Holdings Ltd.*.......................    1,480,950
                                                               -----------
           INTERNET RETAIL (1.1%)
  65,000   Amazon.com, Inc.*.................................    1,056,250
                                                               -----------
           INVESTMENT BANKS/ BROKERS (1.4%)
  18,000   Goldman Sachs Group, Inc. (The)...................    1,320,300
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MAJOR BANKS (2.2%)
  30,000   Bank of America Corp..............................  $ 2,110,800
                                                               -----------
           MANAGED HEALTH CARE (4.4%)
  20,000   Anthem, Inc.*.....................................    1,349,600
  55,000   Caremark Rx, Inc.*................................      907,500
  40,000   Oxford Health Plans, Inc.*........................    1,858,400
                                                               -----------
                                                                 4,115,500
                                                               -----------
           MEDICAL DISTRIBUTORS (3.3%)
  22,500   AmerisourceBergen Corp............................    1,710,000
  32,500   Henry Schein, Inc.*...............................    1,446,250
                                                               -----------
                                                                 3,156,250
                                                               -----------
           MEDICAL SPECIALTIES (4.9%)
  11,500   Bard (C.R.), Inc..................................      650,670
  17,500   Boston Scientific Corp.*..........................      513,100
  22,500   St. Jude Medical, Inc.*...........................    1,661,625
  44,000   Varian Medical Systems, Inc.*.....................    1,784,200
                                                               -----------
                                                                 4,609,595
                                                               -----------
           MOTOR VEHICLES (1.1%)
  20,000   General Motors Corp...............................    1,069,000
                                                               -----------
           OIL & GAS PRODUCTION (3.4%)
  27,500   Apache Corp.......................................    1,580,700
  35,000   Chesapeake Energy Corp.*..........................      252,000
  22,500   Pioneer Natural Resources Co.*....................      586,125
  40,000   XTO Energy Inc....................................      824,000
                                                               -----------
                                                                 3,242,825
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (3.1%)
  32,500   Baker Hughes Inc..................................    1,081,925
  27,500   Smith International, Inc.*........................    1,875,225
                                                               -----------
                                                                 2,957,150
                                                               -----------
           OTHER CONSUMER SERVICES (1.6%)
  37,500   Apollo Group, Inc. (Class A)*.....................    1,477,875
                                                               -----------
           OTHER METALS/MINERALS (0.9%)
  20,000   Phelps Dodge Corp.*...............................      824,000
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Capital Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PACKAGED SOFTWARE (3.3%)
  30,000   Intuit Inc.*......................................  $ 1,491,600
  30,000   Microsoft Corp.*..................................    1,623,600
                                                               -----------
                                                                 3,115,200
                                                               -----------
           PROPERTY - CASUALTY INSURERS (0.4%)
   4,000   XL Capital Ltd. (Class A) (Bermuda)...............      338,800
                                                               -----------
           PULP & PAPER (1.6%)
  35,000   International Paper Co............................    1,525,300
                                                               -----------
           RAILROADS (1.3%)
  35,000   CSX Corp..........................................    1,226,750
                                                               -----------
           RECREATIONAL PRODUCTS (1.0%)
  45,000   Mattel, Inc.*.....................................      948,600
                                                               -----------
           REGIONAL BANKS (4.7%)
  22,500   Fifth Third Bancorp...............................    1,499,625
 100,000   Hibernia Corp. (Class A)..........................    1,979,000
  35,000   National Commerce Financial Corp..................      920,500
                                                               -----------
                                                                 4,399,125
                                                               -----------
           RESTAURANTS (4.1%)
  55,000   AFC Enterprises, Inc.*............................    1,718,750
  55,000   Wendy's International, Inc........................    2,190,650
                                                               -----------
                                                                 3,909,400
                                                               -----------
           SAVINGS BANKS (1.3%)
  35,000   Charter One Financial, Inc........................    1,203,300
                                                               -----------
           SEMICONDUCTORS (2.3%)
  50,000   Fairchild Semiconductor Corp. (Class A)*..........    1,215,000
  30,000   Intel Corp........................................      548,100
  15,000   National Semiconductor Corp.*.....................      437,550
                                                               -----------
                                                                 2,200,650
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           SPECIALTY STORES (3.5%)
  35,000   Michaels Stores, Inc.*............................  $ 1,365,000
 100,000   Staples, Inc.*....................................    1,970,000
                                                               -----------
                                                                 3,335,000
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $81,997,432)...............................   88,909,730
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (a) (5.2%)
           U.S. GOVERNMENT AGENCY
 $ 4,980   Federal Home Loan Banks 1.87% due 07/01/02
            (COST $4,980,000)................................    4,980,000
                                                               -----------

  TOTAL INVESTMENTS
   (COST $86,977,432) (b)...........................    99.2%  93,889,730
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.8      710,993
                                                      ------  -----------
  NET ASSETS........................................   100.0% $94,600,723
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $10,064,738 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,152,440, RESULTING IN NET UNREALIZED APPRECIATION OF $6,912,298.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS AND WARRANTS (95.5%)
            AUSTRALIA (3.4%)
            CONTAINERS/PACKAGING
   558,000  Amcor Ltd...............................  $  2,590,008
                                                      ------------
            MAJOR BANKS
   220,000  Australia & New Zealand Banking Group
             Ltd....................................     2,390,532
   125,000  Commonwealth Bank of Australia..........     2,318,684
                                                      ------------
                                                         4,709,216
                                                      ------------
            OIL & GAS PRODUCTION
   675,000  Santos Ltd..............................     2,456,270
                                                      ------------
            TOTAL AUSTRALIA.........................     9,755,494
                                                      ------------
            BELGIUM (0.8%)
            FINANCIAL CONGLOMERATES
   105,000  Fortis..................................     2,256,823
                                                      ------------
            CANADA (2.6%)
            ALUMINUM
    50,000  Alcan Ltd...............................     1,903,034
                                                      ------------
            FINANCIAL CONGLOMERATES
    80,000  Brascan Corp. (Class A).................     1,846,438
                                                      ------------
            MAJOR BANKS
    70,000  Toronto-Dominion Bank...................     1,658,575
                                                      ------------
            OIL & GAS PIPELINES
    60,000  Enbridge Inc............................     1,866,491
                                                      ------------
            TOTAL CANADA............................     7,274,538
                                                      ------------
            FINLAND (1.3%)
            INFORMATION TECHNOLOGY SERVICES
    80,000  TietoEnator Oyj.........................     1,982,800
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   120,000  Nokia Oyj...............................     1,763,106
                                                      ------------
            TOTAL FINLAND...........................     3,745,906
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FRANCE (6.9%)
            AUTOMOTIVE AFTERMARKET
    65,000  Compagnie Generale des Etablissements
             Michelin (B Shares)....................  $  2,644,014
                                                      ------------
            CONSTRUCTION MATERIALS
    27,000  Lafarge S.A.............................     2,703,548
                                                      ------------
            CONTAINERS/PACKAGING
    60,000  Compagnie de Saint-Gobain...............     2,703,548
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    73,684  Compagnie Generale d'Industrie et de
             Participations.........................     1,797,040
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    60,000  Compagnie Generale d'Industrie et de
             Participations (Warrants due
             03/31/03)*.............................         1,785
                                                      ------------
            MAJOR BANKS
    50,000  BNP Paribas S.A.........................     2,775,920
    38,000  Societe Generale (A Shares).............     2,512,802
                                                      ------------
                                                         5,288,722
                                                      ------------
            MULTI-LINE INSURANCE
    45,000  Assurances Generales de France..........     2,075,397
                                                      ------------
            OIL REFINING/MARKETING
    15,000  TotalFinaElf S.A........................     2,444,792
                                                      ------------
            TOTAL FRANCE............................    19,658,846
                                                      ------------
            GERMANY (5.8%)
            APPAREL/FOOTWEAR
    30,000  Adidas-Salomon AG.......................     2,474,534
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    55,000  BASF AG.................................     2,570,948
    60,000  Bayer AG................................     1,930,256
                                                      ------------
                                                         4,501,204
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES
    40,000  E. ON AG................................  $  2,329,790
   103,000  MAN AG..................................     2,182,180
    37,000  Siemens AG..............................     2,229,520
                                                      ------------
                                                         6,741,490
                                                      ------------
            MOTOR VEHICLES
    55,000  DaimlerChrysler AG (Registered
             Shares)................................     2,679,457
                                                      ------------
            TOTAL GERMANY...........................    16,396,685
                                                      ------------
            HONG KONG (2.6%)
            ELECTRIC UTILITIES
   520,000  CLP Holdings Ltd........................     2,066,667
                                                      ------------
            FINANCIAL CONGLOMERATES
   150,000  HSBC Holdings PLC.......................     1,721,154
                                                      ------------
            REAL ESTATE DEVELOPMENT
   205,000  Cheung Kong (Holdings) Ltd..............     1,708,333
   235,000  Sun Hung Kai Properties Ltd.............     1,785,096
                                                      ------------
                                                         3,493,429
                                                      ------------
            TOTAL HONG KONG.........................     7,281,250
                                                      ------------
            IRELAND (0.9%)
            MAJOR BANKS
   185,000  Allied Irish Banks PLC..................     2,466,851
                                                      ------------
            ITALY (3.3%)
            MAJOR BANKS
   220,000  Sanpaolo IMI SpA........................     2,215,977
   550,000  Unicredito Italiano SpA.................     2,497,337
                                                      ------------
                                                         4,713,314
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   465,000  Telecom Italia SpA......................     2,475,575
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
   550,000  Telecom Italia Mobile SpA...............     2,082,932
                                                      ------------
            TOTAL ITALY.............................     9,271,821
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            JAPAN (9.0%)
            BEVERAGES: ALCOHOLIC
   240,000  Kirin Brewery Co., Ltd..................  $  1,686,042
                                                      ------------
            DEPARTMENT STORES
   140,000  Marui Co., Ltd..........................     1,778,540
                                                      ------------
            ELECTRICAL PRODUCTS
   175,000  Matsushita Electric Works, Ltd..........     1,258,677
                                                      ------------
            ELECTRONIC COMPONENTS
    32,000  TDK Corp................................     1,514,761
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    35,000  Canon, Inc..............................     1,326,002
    25,000  Kyocera Corp............................     1,829,472
   100,000  Matsushita Electric Industrial Co.,
             Ltd....................................     1,367,400
                                                      ------------
                                                         4,522,874
                                                      ------------
            ELECTRONICS/APPLIANCES
   140,000  Sharp Corp..............................     1,782,052
    32,000  Sony Corp...............................     1,694,070
                                                      ------------
                                                         3,476,122
                                                      ------------
            FINANCE/RENTAL/LEASING
    22,000  Acom Co., Ltd...........................     1,506,900
                                                      ------------
            MOTOR VEHICLES
    45,000  Honda Motor Co..........................     1,829,054
    60,000  Toyota Motor Corp.......................     1,595,718
                                                      ------------
                                                         3,424,772
                                                      ------------
            PHARMACEUTICALS: MAJOR
    40,500  Takeda Chemical Industries, Ltd.........     1,781,634
                                                      ------------
            PHARMACEUTICALS: OTHER
    90,000  Taisho Pharmaceutical Co., Ltd..........     1,389,479
                                                      ------------
            RECREATIONAL PRODUCTS
    11,000  Nintendo Co., Ltd.......................     1,623,735
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            WIRELESS TELECOMMUNICATIONS
       700  NTT DoCoMo, Inc.........................  $  1,727,022
                                                      ------------
            TOTAL JAPAN.............................    25,690,558
                                                      ------------
            NETHERLANDS (4.2%)
            CHEMICALS: SPECIALTY
    60,000  DSM NV..................................     2,795,153
                                                      ------------
            FINANCIAL CONGLOMERATES
    80,000  ING Groep NV............................     2,062,112
                                                      ------------
            FINANCIAL PUBLISHING/ SERVICES
   105,000  Wolters Kluwer NV.......................     2,000,744
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    42,000  Unilever NV (Shares Certificate)........     2,760,653
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    82,000  Koninklijke (Royal) Philips Electronics
             NV.....................................     2,298,204
                                                      ------------
            TOTAL NETHERLANDS.......................    11,916,866
                                                      ------------
            SINGAPORE (1.4%)
            AIRLINES
   280,000  Singapore Airlines Ltd..................     2,043,333
                                                      ------------
            MAJOR BANKS
   279,000  DBS Group Holdings Ltd..................     1,957,120
                                                      ------------
            TOTAL SINGAPORE.........................     4,000,453
                                                      ------------
            SPAIN (2.4%)
            ELECTRIC UTILITIES
   175,000  Iberdrola S.A...........................     2,559,051
                                                      ------------
            MAJOR BANKS
   275,000  Banco Santander Central Hispano, S.A....     2,191,986
                                                      ------------
            OIL REFINING/MARKETING
   180,000  Repsol-YPF, S.A.........................     2,130,717
                                                      ------------
            TOTAL SPAIN.............................     6,881,754
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            SWEDEN (2.8%)
            ELECTRONICS/APPLIANCES
   110,000  Electrolux AB (Series B)................  $  2,227,474
                                                      ------------
            ENGINEERING & CONSTRUCTION
   248,000  Skanska AB (B Shares)...................     1,719,102
                                                      ------------
            INDUSTRIAL MACHINERY
    90,000  Sandvik AB (B Shares)...................     2,254,765
                                                      ------------
            REGIONAL BANKS
   350,000  Nordea AB...............................     1,910,355
                                                      ------------
            TOTAL SWEDEN............................     8,111,696
                                                      ------------
            SWITZERLAND (6.4%)
            CHEMICALS: AGRICULTURAL
     2,500  Syngenta AG.............................       150,986
                                                      ------------
            FINANCIAL CONGLOMERATES
    61,500  UBS AG (Registered Shares)*.............     3,108,011
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    13,000  Nestle S.A. (Registered Shares).........     3,045,709
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    10,000  Swisscom AG (Registered Shares).........     2,923,503
                                                      ------------
            OTHER CONSUMER SPECIALTIES
   130,000  Compagnie Financiere Richmont AG (A
             Units)++...............................     2,971,102
                                                      ------------
            PHARMACEUTICALS: MAJOR
    72,000  Novartis AG (Registered Shares).........     3,181,689
                                                      ------------
            PROPERTY - CASUALTY INSURERS
    30,000  Swiss Re (Registered Shares)............     2,947,134
                                                      ------------
            TOTAL SWITZERLAND.......................    18,328,134
                                                      ------------
            UNITED KINGDOM (11.4%)
            AEROSPACE & DEFENSE
   450,000  BAE Systems PLC.........................     2,307,681
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            AIRLINES
   700,000  British Airways PLC*....................  $  1,995,780
                                                      ------------
            APPAREL/FOOTWEAR RETAIL
   160,000  Next PLC................................     2,282,729
                                                      ------------
            BEVERAGES: ALCOHOLIC
   180,000  Diageo PLC..............................     2,347,635
                                                      ------------
            CONSTRUCTION MATERIALS
   320,000  Hanson PLC..............................     2,294,975
                                                      ------------
            ELECTRIC UTILITIES
   255,000  United Utilities PLC....................     2,385,063
                                                      ------------
            ELECTRONIC COMPONENTS
 1,550,000  Cookson Group PLC*......................     1,174,506
                                                      ------------
            FINANCIAL CONGLOMERATES
   180,000  Lloyds TSB Group PLC....................     1,799,302
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
   225,000  Six Continents PLC......................     2,295,626
                                                      ------------
            INTEGRATED OIL
   225,000  BP PLC..................................     1,897,809
                                                      ------------
            MAJOR BANKS
    87,000  Royal Bank of Scotland Group PLC........     2,477,141
                                                      ------------
            MOVIES/ENTERTAINMENT
   550,000  Rank Group PLC..........................     2,252,190
                                                      ------------
            STEEL
 1,900,000  Corus Group PLC*........................     2,443,157
                                                      ------------
            TOBACCO
   200,000  British American Tobacco PLC............     2,158,428
                                                      ------------
            WATER UTILITIES
   215,000  Severn Trent PLC........................     2,379,552
                                                      ------------
            TOTAL UNITED KINGDOM....................    32,491,574
                                                      ------------
            UNITED STATES (30.3%)
            AEROSPACE & DEFENSE
    65,000  Boeing Co...............................     2,925,000
                                                      ------------
            ALUMINUM
    80,000  Alcoa, Inc..............................     2,652,000
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            CHEMICALS: MAJOR DIVERSIFIED
    85,000  Dow Chemical Co. (The)..................  $  2,922,300
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   172,226  Hewlett-Packard Co......................     2,631,613
    35,000  International Business Machines Corp....     2,520,000
                                                      ------------
                                                         5,151,613
                                                      ------------
            DEPARTMENT STORES
    52,000  Sears, Roebuck & Co.....................     2,823,600
                                                      ------------
            DISCOUNT STORES
    67,000  Target Corp.............................     2,552,700
                                                      ------------
            ELECTRIC UTILITIES
    75,706  FirstEnergy Corp........................     2,527,066
    48,000  FPL Group, Inc..........................     2,879,520
                                                      ------------
                                                         5,406,586
                                                      ------------
            FINANCIAL CONGLOMERATES
    60,006  Citigroup, Inc..........................     2,325,233
                                                      ------------
            FOOD RETAIL
    90,000  Albertson's, Inc........................     2,741,400
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    23,000  3M Co...................................     2,829,000
    85,000  General Electric Co.....................     2,469,250
    76,000  Honeywell International, Inc............     2,677,480
                                                      ------------
                                                         7,975,730
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    60,000  Electronic Data Systems Corp............     2,229,000
                                                      ------------
            INTEGRATED OIL
    33,000  ChevronTexaco Corp......................     2,920,500
                                                      ------------
            MAJOR BANKS
    42,000  Bank of America Corp....................     2,955,120

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    75,000  FleetBoston Financial Corp..............  $  2,426,250
   105,000  KeyCorp.................................     2,866,500
                                                      ------------
                                                         8,247,870
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    80,000  SBC Communications, Inc.................     2,440,000
   215,000  Sprint Corp. (FON Group)................     2,281,150
    60,000  Verizon Communications Inc..............     2,409,000
                                                      ------------
                                                         7,130,150
                                                      ------------
            OIL REFINING/MARKETING
    67,000  Ashland, Inc............................     2,713,500
   105,000  Marathon Oil Corp.......................     2,847,600
                                                      ------------
                                                         5,561,100
                                                      ------------
            PACKAGED SOFTWARE
   145,000  Computer Associates International,
             Inc....................................     2,304,050
                                                      ------------
            PHARMACEUTICALS: MAJOR
    92,000  Bristol-Myers Squibb Co.................     2,364,400
    45,000  Merck & Co., Inc........................     2,278,800
                                                      ------------
                                                         4,643,200
                                                      ------------
            PULP & PAPER
    65,000  International Paper Co..................     2,832,700
                                                      ------------
            RECREATIONAL PRODUCTS
    84,000  Eastman Kodak Co........................     2,450,280
                                                      ------------
            SAVINGS BANKS
    80,000  Washington Mutual, Inc..................     2,968,800
                                                      ------------
            SEMICONDUCTORS
   130,000  Intel Corp..............................     2,375,100
                                                      ------------
            TOBACCO
    55,000  Philip Morris Companies, Inc............     2,402,400
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            TRUCKS/CONSTRUCTION/FARM MACHINERY
    60,000  Deere & Co..............................  $  2,874,000
                                                      ------------
            TOTAL UNITED STATES.....................    86,415,312
                                                      ------------
            TOTAL COMMON STOCKS AND WARRANTS (COST
             $266,951,936)..........................   271,944,561
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------

            SHORT-TERM INVESTMENT (a) (2.8%)
            U.S. GOVERNMENT AGENCY
$    8,000  Federal Home Loan Banks
             1.87% due 07/01/02
             (COST $8,000,000)......................     8,000,000
                                                      ------------

  TOTAL INVESTMENTS
   (COST $274,951,936) (B)................    98.3%  279,944,561
  OTHER ASSETS IN EXCESS OF LIABILITIES...     1.7     4,782,762
                                            ------  ------------
  NET ASSETS..............................   100.0% $284,727,323
                                            ======  ============

---------------------------------------------------

 *    NON-INCOME PRODUCING SECURITY.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $42,426,819 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $37,434,194, RESULTING IN NET UNREALIZED APPRECIATION OF $4,992,625.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2002
                                                            UNREALIZED
     CONTRACTS            IN EXCHANGE         DELIVERY     APPRECIATION
     TO DELIVER               FOR               DATE      (DEPRECIATION)

-------------------------------------------------------------------------

AUD          862,502  $            485,934   07/01/2002       $    86
AUD          735,596  $            413,846   07/02/2002          (515)
CAD          328,444  $            216,895   07/03/2002           243
EUR          322,651  $            318,509   07/03/2002        (1,368)
$          1,256,088  JPY      150,290,937   07/01/2002           841
JPY       77,948,121  $            651,468   07/01/2002          (436)
JPY       57,758,388  $            482,728   07/01/2002          (323)
                                                              -------
      Net unrealized depreciation.......................      $(1,472)
                                                              =======

 CURRENCY ABBREVIATIONS:
 AUD  Australian Dollar.
 CAD  Canadian Dollar.
 EUR  Euro.
 JPY  Japanese Yen.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  5,232,681       1.8%
Airlines................................     4,039,113       1.4
Aluminum................................     4,555,034       1.6
Apparel/Footwear........................     2,474,534       0.9
Apparel/Footwear Retail.................     2,282,729       0.8
Automotive Aftermarket..................     2,644,014       0.9
Beverages: Alcoholic....................     4,033,677       1.4
Chemicals: Agricultural.................       150,986       0.1
Chemicals: Major Diversified............     7,423,504       2.6
Chemicals: Specialty....................     2,795,153       1.0
Computer Processing Hardware............     5,151,613       1.8
Construction Materials..................     4,998,523       1.8
Containers/Packaging....................     5,293,556       1.9
Department Stores.......................     4,602,140       1.6
Discount Stores.........................     2,552,700       0.9
Electric Utilities......................    12,417,367       4.4
Electrical Products.....................     1,258,677       0.4
Electronic Components...................     2,689,267       0.9
Electronic Equipment/ Instruments.......     4,522,874       1.6
Electronics/Appliances..................     5,703,596       2.0
Engineering & Construction..............     1,719,102       0.6
Finance/Rental/Leasing..................     1,506,900       0.5
Financial Conglomerates.................    15,119,073       5.3
Financial Publishing/Services...........     2,000,744       0.7
Food Retail.............................     2,741,400       1.0
Food: Major Diversified.................     5,806,362       2.0
Hotels/Resorts/Cruiselines..............     2,295,626       0.8
Industrial Conglomerates................    18,812,464       6.6
Industrial Machinery....................     2,254,765       0.8
Information Technology Services.........     4,213,585       1.5
Integrated Oil..........................     4,818,309       1.7
Major Banks.............................    33,710,795      11.8
Major Telecommunications................    12,529,228       4.4
Motor Vehicles..........................     6,104,229       2.2

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Movies/Entertainment....................  $  2,252,190       0.8%
Multi-Line Insurance....................     2,075,397       0.7
Oil & Gas Pipelines.....................     1,866,491       0.7
Oil & Gas Production....................     2,456,270       0.9
Oil Refining/Marketing..................    10,136,609       3.6
Other Consumer Specialties..............     2,971,102       1.1
Packaged Software.......................     2,304,050       0.8
Pharmaceuticals: Major..................     9,606,523       3.4
Pharmaceuticals: Other..................     1,389,479       0.5
Property - Casualty Insurers............     2,947,134       1.0
Pulp & Paper............................     2,832,700       1.0
Real Estate Development.................     3,493,429       1.2
Recreational Products...................     4,074,015       1.4
Regional Banks..........................     1,910,355       0.7
Savings Banks...........................     2,968,800       1.0
Semiconductors..........................     2,375,100       0.8
Steel...................................     2,443,157       0.9
Telecommunication Equipment.............     1,763,106       0.6
Tobacco.................................     4,560,828       1.6
Trucks/Construction/Farm Machinery......     2,874,000       1.0
U.S. Government Agency..................     8,000,000       2.8
Water Utilities.........................     2,379,552       0.8
Wireless Telecommunications.............     3,809,954       1.3
                                          ------------   -------
                                          $279,944,561      98.3%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $271,942,776      95.5%
Warrants................................         1,785       0.0
Short-Term Investment...................     8,000,000       2.8
                                          ------------   -------
                                          $279,944,561      98.3%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            COMMON STOCKS (101.3%)
            FINLAND (3.5%)
            MULTI-LINE INSURANCE
   203,000  Sampo Oyj (A Shares)..............................  $  1,589,908
                                                                ------------
            TELECOMMUNICATION EQUIPMENT
   605,510  Nokia Oyj+........................................     8,896,485
                                                                ------------
            TOTAL FINLAND.....................................    10,486,393
                                                                ------------
            FRANCE (18.9%)
            ADVERTISING/MARKETING SERVICES
   171,130  JC Decaux S.A.*...................................     2,324,318
                                                                ------------
            APPAREL/FOOTWEAR
    40,500  LVMH (Louis Vuitton Moet Hennessy)................     2,047,737
                                                                ------------
            FOOD DISTRIBUTORS
    17,000  Sodexho Alliance S.A..............................       647,186
                                                                ------------
            FOOD RETAIL
    86,600  Carrefour S.A.....................................     4,704,867
                                                                ------------
            HOUSEHOLD/PERSONAL CARE
    53,220  L'Oreal S.A.......................................     4,168,222
                                                                ------------
            INFORMATION TECHNOLOGY SERVICES
    42,180  Cap Gemini S.A....................................     1,683,144
                                                                ------------
            MAJOR BANKS
    50,140  BNP Paribas S.A...................................     2,783,693
                                                                ------------
            OIL REFINING/MARKETING
   113,730  TotalFinaElf S.A.+................................    18,536,416
                                                                ------------
            PHARMACEUTICALS: MAJOR
   184,806  Aventis S.A.+.....................................    13,145,796
    44,080  Sanofi-Synthelabo S.A.............................     2,691,976
                                                                ------------
                                                                  15,837,772
                                                                ------------
            REGIONAL BANKS
    53,500  Credit Agricole S.A...............................     1,193,398
                                                                ------------
            SEMICONDUCTORS
    47,960  STMicroelectronics NV.............................     1,200,576
                                                                ------------

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            WATER UTILITIES
    64,320  Vivendi Environnement.............................  $  1,992,714
                                                                ------------
            TOTAL FRANCE......................................    57,120,043
                                                                ------------
            GERMANY (5.7%)
            MAJOR BANKS
    79,890  Deutsche Bank AG (Registered Shares)..............     5,575,888
                                                                ------------
            MULTI-LINE INSURANCE
    22,590  Allianz AG (Registered Shares)....................     4,578,806
    25,766  Muenchener Rueckver AG (Registered Shares)........     6,130,659
                                                                ------------
                                                                  10,709,465
                                                                ------------
            PACKAGED SOFTWARE
    10,075  SAP AG............................................       991,344
                                                                ------------
            TOTAL GERMANY.....................................    17,276,697
                                                                ------------
            ITALY (6.2%)
            BROADCASTING
   242,800  Mediaset SpA......................................     1,887,181
                                                                ------------
            CONSUMER SUNDRIES
   183,600  Luxottica Group SpA (ADR).........................     3,488,400
                                                                ------------
            INTEGRATED OIL
   473,490  ENI SpA...........................................     7,557,630
                                                                ------------
            MAJOR BANKS
   740,320  Unicredito Italiano SpA...........................     3,361,506
                                                                ------------
            MAJOR TELECOMMUNICATIONS
   297,760  Telecom Italia SpA................................     2,340,930
                                                                ------------
            TOTAL ITALY.......................................    18,635,647
                                                                ------------
            NETHERLANDS (7.9%)
            APPAREL/FOOTWEAR
    51,833  Gucci Group NV....................................     4,881,787
                                                                ------------
            BEVERAGES: ALCOHOLIC
    74,227  Heineken NV.......................................     3,270,280
                                                                ------------
            FINANCIAL CONGLOMERATES
   209,100  ING Groep NV......................................     5,389,845
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            INDUSTRIAL CONGLOMERATES
   245,963  Koninklijke (Royal) Philips Electronics NV+.......  $  6,893,575
                                                                ------------
            MAJOR TELECOMMUNICATIONS
   762,200  Koninklijke (Royal) KPN NV*.......................     3,581,758
                                                                ------------
            TOTAL NETHERLANDS.................................    24,017,245
                                                                ------------
            PORTUGAL (0.7%)
            MAJOR TELECOMMUNICATIONS
   283,900  Portugal Telecom, SGPS, S.A. (Registered
             Shares)..........................................     2,012,428
                                                                ------------
            SPAIN (4.0%)
            GAS DISTRIBUTORS
   101,600  Gas Natural SDG, S.A..............................     1,964,162
                                                                ------------
            MAJOR TELECOMMUNICATIONS
   836,644  Telefonica S.A.*..................................     7,050,315
                                                                ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   490,100  Amadeus Global Travel Distribution S.A.
             (A Shares)*......................................     3,148,536
                                                                ------------
            TOTAL SPAIN.......................................    12,163,013
                                                                ------------
            SWEDEN (2.3%)
            INDUSTRIAL MACHINERY
   197,691  Assa Abloy AB (Series B)..........................     2,794,684
                                                                ------------
            MAJOR BANKS
   113,100  Svenska Handelsbanken AB (A Shares)...............     1,734,662
                                                                ------------
            REGIONAL BANKS
   463,770  Nordea AB.........................................     2,531,330
                                                                ------------
            TOTAL SWEDEN......................................     7,060,676
                                                                ------------
            SWITZERLAND (14.8%)
            CHEMICALS: AGRICULTURAL
    28,034  Syngenta AG.......................................     1,693,094
                                                                ------------

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            ELECTRICAL PRODUCTS
    20,003  Kaba Holding AG (Registered B Shares).............  $  4,321,761
                                                                ------------
            FINANCIAL CONGLOMERATES
   136,873  UBS AG (Registered Shares)*.......................     6,917,118
                                                                ------------
            FOOD: MAJOR DIVERSIFIED
    47,070  Nestle S.A. (Registered Shares)+..................    11,027,810
                                                                ------------
            OTHER CONSUMER SPECIALTIES
   138,800  Compagnie Financiere Richmont AG (A Units)++......     3,172,223
                                                                ------------
            PERSONNEL SERVICES
    43,484  Adecco S.A. (Registered Shares)...................     2,595,359
                                                                ------------
            PHARMACEUTICALS: MAJOR
   230,443  Novartis AG (Registered Shares)+..................    10,183,306
    53,030  Roche Holdings AG.................................     4,028,003
     7,686  Roche Holdings AG - Bearer........................       879,601
                                                                ------------
                                                                  15,090,910
                                                                ------------
            TOTAL SWITZERLAND.................................    44,818,275
                                                                ------------
            UNITED KINGDOM (37.3%)
            ADVERTISING/MARKETING SERVICES
   463,890  WPP Group PLC.....................................     3,934,080
                                                                ------------
            BEVERAGES: ALCOHOLIC
   643,070  Allied Domecq PLC.................................     4,235,431
                                                                ------------
            CASINO/GAMING
   433,900  William Hill PLC..................................     1,760,168
                                                                ------------
            CATALOG/SPECIALTY DISTRIBUTION
   268,830  GUS PLC...........................................     2,479,438
                                                                ------------
            ELECTRONICS/APPLIANCE STORES
   638,600  HMV Group PLC*....................................     1,559,222
                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            FINANCIAL CONGLOMERATES
   566,900  HSBC Holdings PLC.................................  $  6,547,630
 1,036,200  Lloyds TSB Group PLC..............................    10,357,984
                                                                ------------
                                                                  16,905,614
                                                                ------------
            FOOD DISTRIBUTORS
   561,271  Compass Group PLC.................................     3,419,591
                                                                ------------
            FOOD: SPECIALTY/CANDY
   649,500  Cadbury Schweppes PLC.............................     4,886,761
                                                                ------------
            INTEGRATED OIL
   879,310  BP PLC............................................     7,416,723
   537,600  Shell Transport & Trading Co. PLC.................     4,073,643
                                                                ------------
                                                                  11,490,366
                                                                ------------
            INVESTMENT MANAGERS
   425,100  Amvescap PLC......................................     3,478,222
                                                                ------------
            MAJOR BANKS
 1,180,240  Barclays PLC+.....................................     9,973,047
                                                                ------------
            MISCELLANEOUS COMMERCIAL SERVICES
 2,276,945  Hays PLC..........................................     5,367,743
   945,600  Rentokil Initial PLC..............................     3,864,890
                                                                ------------
                                                                   9,232,633
                                                                ------------
            MULTI-LINE INSURANCE
   348,700  Aviva PLC.........................................     2,815,742
                                                                ------------
            PHARMACEUTICALS: MAJOR
   830,261  GlaxoSmithKline PLC+..............................    18,022,263
                                                                ------------
            PUBLISHING: BOOKS/ MAGAZINES
   996,401  Reed Elsevier PLC.................................     9,510,187
                                                                ------------
            SEMICONDUCTORS
   350,500  ARM Holdings PLC*.................................       783,356
                                                                ------------

NUMBER OF
  SHARES                                                           VALUE

----------------------------------------------------------------------------

            WIRELESS TELECOMMUNICATIONS
 6,168,596  Vodafone Group PLC+...............................  $  8,498,598
                                                                ------------
            TOTAL UNITED KINGDOM..............................   112,984,719
                                                                ------------
            TOTAL COMMON STOCKS
             (COST $282,636,659)..............................   306,575,136
                                                                ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
----------

            SHORT-TERM INVESTMENT (A) (8.9%)
            U.S. GOVERNMENT AGENCY
$   27,000  Federal Home Loan Banks 1.87% due 07/01/02
             (COST 27,000,000)................................    27,000,000
                                                                ------------

  TOTAL INVESTMENTS
   (COST $309,636,659)(B)...........................   110.2%  333,575,136
  LIABILITIES IN EXCESS OF OTHER ASSETS.............   (10.2)  (30,807,370)
                                                      ------  ------------
  NET ASSETS........................................   100.0% $302,767,766
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 + SOME OR ALL OF THESE SECURITIES ARE SEGREGATED IN CONNECTION WITH OPEN FORWARD FOREIGN CURENCY CONTRACTS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $35,343,171, AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $11,404,694, RESULTING IN NET UNREALIZED APPRECIATION OF $23,938,477.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2002:
                                                            UNREALIZED
     CONTRACTS            IN EXCHANGE         DELIVERY     APPRECIATION
     TO DELIVER               FOR               DATE      (DEPRECIATION)

-------------------------------------------------------------------------

CHF        9,800,000  EUR        6,700,397    07/02/02       $ 24,432
EUR        6,660,324  CHF        9,800,000    07/02/02         15,290
CHF       12,500,000  EUR        8,510,928    08/02/02        (39,489)
                                                             --------
      Net unrealized appreciation.......................     $    233
                                                             ========

 CURRENCY ABBREVIATIONS:
 CHF  Swiss Franc
 EUR  Euro.

SUMMARY OF INVESTMENTS

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Advertising/Marketing
 Services.....................  $  6,258,398       2.1%
Apparel/Footwear..............     6,929,524       2.3
Beverages: Alcoholic..........     7,505,711       2.5
Broadcasting..................     1,887,181       0.6
Casino/Gaming.................     1,760,168       0.6
Catalog/Specialty
 Distribution.................     2,479,438       0.8
Chemicals: Agricultural.......     1,693,094       0.6
Consumer Sundries.............     3,488,400       1.2
Electrical Products...........     4,321,761       1.4
Electronics/Appliance Stores..     1,559,222       0.5
Financial Conglomerates.......    29,212,577       9.7
Food Distributors.............     4,066,777       1.3
Food Retail...................     4,704,867       1.6
Food: Major Diversified.......    11,027,810       3.6
Food: Specialty/Candy.........     4,886,761       1.6
Gas Distributors..............     1,964,162       0.7
Household/Personal Care.......     4,168,222       1.4
Industrial Conglomerates......     6,893,575       2.3
Industrial Machinery..........     2,794,684       0.9
Information Technology
 Services.....................     1,683,144       0.6
Integrated Oil................    19,047,996       6.3
Investment Managers...........     3,478,222       1.1
Major Banks...................    23,428,796       7.7
Major Telecommunications......    14,985,431       4.9

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Miscellaneous Commercial
 Services.....................  $ 12,381,169       4.1%
Multi-Line Insurance..........    15,115,115       5.0
Oil Refining/Marketing........    18,536,416       6.1
Other Consumer Specialties....     3,172,223       1.0
Packaged Software.............       991,344       0.3
Personnel Services............     2,595,359       0.9
Pharmaceuticals: Major........    48,950,945      16.2
Publishing: Books/Magazines...     9,510,187       3.1
Regional Banks................     3,724,728       1.2
Semiconductors................     1,983,932       0.7
Telecommunication Equipment...     8,896,485       2.9
U.S. Government Agency........    27,000,000       8.9
Water Utilities...............     1,992,714       0.7
Wireless Telecommunications...     8,498,598       2.8
                                ------------   -------
                                $333,575,136     110.2%
                                ============   =======

TYPE OF INVESTMENT

--------------------------------------------------------

Common Stocks.................  $306,575,136     101.3%
Short-Term Investment.........    27,000,000       8.9
                                ------------   -------
                                $333,575,136     110.2%
                                ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (112.4%)
           AUSTRALIA (6.8%)
           AIRLINES
  91,700   Qantas Airways Ltd................................  $   237,611
                                                               -----------
           BEVERAGES: ALCOHOLIC
  39,050   Foster's Group Ltd................................      103,825
                                                               -----------
           FOOD RETAIL
  20,350   Woolworths Ltd....................................      150,741
                                                               -----------
           MAJOR BANKS
  28,950   Australia & New Zealand Banking Group Ltd.........      314,572
  16,200   Commonwealth Bank of Australia....................      300,501
                                                               -----------
                                                                   615,073
                                                               -----------
           MAJOR TELECOMMUNICATIONS
  35,500   Telstra Corp. Ltd.................................       93,187
                                                               -----------
           MEDIA CONGLOMERATES
  34,600   News Corp., Ltd. (The)............................      188,665
                                                               -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  18,576   Brambles Industries Ltd...........................       98,779
                                                               -----------
           OTHER METALS/MINERALS
  53,096   BHP Billiton Ltd..................................      308,062
 166,100   M.I.M. Holdings Ltd...............................      121,633
  16,150   Rio Tinto Ltd.....................................      304,941
                                                               -----------
                                                                   734,636
                                                               -----------
           PHARMACEUTICALS: OTHER
   5,500   CSL Ltd...........................................       99,699
                                                               -----------
           PROPERTY - CASUALTY INSURERS
  19,550   QBE Insurance Group Ltd...........................       73,123
                                                               -----------
           REAL ESTATE DEVELOPMENT
   8,650   Lend Lease Corp., Ltd.............................       51,357
                                                               -----------
           TOTAL AUSTRALIA...................................    2,446,696
                                                               -----------
           CHINA (0.4%)
           ELECTRIC UTILITIES
  98,000   Huaneng Power International, Inc. (Class H).......       80,410
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INTEGRATED OIL
 338,000   PetroChina Co. Ltd................................  $    71,934
                                                               -----------
           TOTAL CHINA.......................................      152,344
                                                               -----------
           HONG KONG (15.0%)
           AIRLINES
  57,000   Cathay Pacific Airways, Ltd.......................       87,327
                                                               -----------
           APPAREL/FOOTWEAR RETAIL
 191,000   Esprit Holdings Ltd...............................      364,859
                                                               -----------
           BROADCASTING
  44,000   Television Broadcasts Ltd.........................      186,718
                                                               -----------
           COAL
 266,000   Yanzhou Coal Mining Co., Ltd. (Class H)...........       98,045
                                                               -----------
           COMPUTER PROCESSING HARDWARE
 154,000   Legend Group Ltd..................................       56,269
                                                               -----------
           ELECTRIC UTILITIES
  37,500   CLP Holdings Ltd..................................      149,038
                                                               -----------
           ELECTRONIC COMPONENTS
 443,000   QPL International Holdings Ltd.*..................      163,285
                                                               -----------
           ENGINEERING & CONSTRUCTION
  63,000   New World Development Co., Ltd....................       50,077
                                                               -----------
           INDUSTRIAL CONGLOMERATES
 106,900   Hutchison Whampoa Ltd.............................      798,324
  27,700   Swire Pacific Ltd. (Class A)......................      141,696
                                                               -----------
                                                                   940,020
                                                               -----------
           MAJOR BANKS
   5,000   Hang Seng Bank Ltd................................       53,205
                                                               -----------
           MISCELLANEOUS MANUFACTURING
 312,400   Johnson Electric Holdings Ltd.....................      368,472
                                                               -----------
           OIL & GAS PRODUCTION
  95,000   CNOOC Ltd.........................................      127,276
                                                               -----------
           REAL ESTATE DEVELOPMENT
  69,000   Cheung Kong (Holdings) Ltd........................      575,000

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

  47,000   Henderson Land Development Co., Ltd...............  $   194,628
 126,100   Sun Hung Kai Properties Ltd.......................      957,875
                                                               -----------
                                                                 1,727,503
                                                               -----------
           SPECIALTY TELECOMMUNICATIONS
  48,500   Asia Satellite Telecommunications Holdings Ltd....       80,211
 487,000   Pacific Century CyberWorks Ltd.*..................      114,882
                                                               -----------
                                                                   195,093
                                                               -----------
           TEXTILES
 153,000   Texwinca Holdings Ltd.............................      129,461
                                                               -----------
           TOOLS/HARDWARE
  56,000   Techtronic Industries Co..........................       47,744
                                                               -----------
           WHOLESALE DISTRIBUTORS
  93,600   Li & Fung Ltd.....................................      127,200
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
 120,200   China Mobile Ltd.*................................      354,436
 139,500   SmarTone Telecommunications Holdings Ltd.*........      157,385
                                                               -----------
                                                                   511,821
                                                               -----------
           TOTAL HONG KONG...................................    5,383,413
                                                               -----------
           INDIA (2.7%)
           ELECTRICAL PRODUCTS
  19,200   Bharat Heavy Electricals Ltd......................       69,718
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES
   2,200   Infosys Technologies Ltd..........................      147,757
   2,350   Wipro Ltd.........................................       71,223
                                                               -----------
                                                                   218,980
                                                               -----------
           MOTOR VEHICLES
  17,500   Hero Honda Motors Ltd.............................      110,346
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           OIL REFINING/MARKETING
   7,800   Bharat Petroleum Corp., Ltd.*.....................  $    42,588
   8,000   Hindustan Petroleum Corp., Ltd....................       43,369
                                                               -----------
                                                                    85,957
                                                               -----------
           PHARMACEUTICALS: OTHER
   1,400   Cipla Ltd.*.......................................       26,931
   9,100   Dr. Reddy's Laboratories Ltd......................      175,944
   4,500   Ranbaxy Laboratories Ltd..........................       81,167
                                                               -----------
                                                                   284,042
                                                               -----------
           REGIONAL BANKS
   5,800   HDFC Bank Ltd. (ADR)..............................       74,820
                                                               -----------
           SPECIALTY TELECOMMUNICATIONS
  14,700   Mahanagar Telephone Nigam Ltd.....................       42,784
                                                               -----------
           TOBACCO
   5,000   ITC Ltd...........................................       65,416
                                                               -----------
           TOTAL INDIA.......................................      952,063
                                                               -----------
           INDONESIA (0.0%)
           INVESTMENT TRUSTS/MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*.....................      --
                                                               -----------
           JAPAN (51.0%)
           AUTO PARTS: O.E.M.
  23,000   NIFCO Inc.........................................      228,711
                                                               -----------
           BUILDING PRODUCTS
  49,000   Sanwa Shutter Corp................................      148,348
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED
  81,000   Mitsubishi Chemical Corp.*........................      189,002
                                                               -----------
           CHEMICALS: SPECIALTY
  79,000   Daicel Chemical Industries, Ltd...................      270,227
  81,000   Denki Kagaku Kogyo Kabushiki Kaisha...............      258,777
  52,000   Kaneka Corp.......................................      363,134
  42,000   Shin-Etsu Polymer Co., Ltd........................      149,987
                                                               -----------
                                                                 1,042,125
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           COMMERCIAL PRINTING/FORMS
  20,000   Dai Nippon Printing Co., Ltd......................  $   266,120
   9,000   Nissha Printing Co., Ltd..........................       54,269
                                                               -----------
                                                                   320,389
                                                               -----------
           COMPUTER PERIPHERALS
  20,700   Mitsumi Electric Co., Ltd.........................      326,332
                                                               -----------
           COMPUTER PROCESSING HARDWARE
  58,000   Fujitsu Ltd.......................................      405,520
                                                               -----------
           ELECTRIC UTILITIES
  17,500   Tokyo Electric Power Co...........................      360,772
                                                               -----------
           ELECTRICAL PRODUCTS
  41,000   Furukawa Electric Co..............................      157,389
                                                               -----------
           ELECTRONIC COMPONENTS
   7,000   TDK Corp..........................................      331,354
                                                               -----------
           ELECTRONIC DISTRIBUTORS
  14,500   Ryosan Co., Ltd...................................      168,562
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  14,000   Canon, Inc........................................      530,401
  45,000   Casio Computer Co., Ltd...........................      220,540
   5,400   Kyocera Corp......................................      395,166
  35,000   Matsushita Electric Industrial Co., Ltd...........      478,590
  46,000   NEC Corp..........................................      320,850
  30,000   Ricoh Co., Ltd....................................      520,615
 110,000   Toshiba Corp.*....................................      448,942
                                                               -----------
                                                                 2,915,104
                                                               -----------
           ELECTRONICS/APPLIANCES
   8,500   Rinnai Corp.......................................      191,938
  10,200   Sony Corp.........................................      539,985
                                                               -----------
                                                                   731,923
                                                               -----------
           ENGINEERING & CONSTRUCTION
  20,000   Kyudenko Corp.....................................       75,939
  70,000   Obayashi Corp.....................................      199,047
   7,000   Sanki Engineering Co., Ltd........................       33,662
                                                               -----------
                                                                   308,648
                                                               -----------
           FINANCE/RENTAL/LEASING
  27,300   Hitachi Capital Corp..............................      365,309
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD RETAIL
  12,700   FamilyMart Co., Ltd...............................  $   308,020
                                                               -----------
           FOOD: MEAT/FISH/DAIRY
  16,000   Nippon Meat Packers, Inc..........................      200,987
                                                               -----------
           FOOD: SPECIALTY/CANDY
  16,000   House Foods Corp..................................      156,561
                                                               -----------
           HOME BUILDING
  46,000   Sekisui Chemical Co., Ltd.........................      157,732
  37,000   Sekisui House, Ltd................................      272,618
                                                               -----------
                                                                   430,350
                                                               -----------
           HOME FURNISHINGS
   3,000   Sangetsu Co., Ltd.................................       48,624
                                                               -----------
           INDUSTRIAL CONGLOMERATES
  64,000   Hitachi Ltd.*.....................................      414,820
                                                               -----------
           INDUSTRIAL MACHINERY
  47,000   Amada Co., Ltd....................................      228,377
  58,000   Daifuku Co., Ltd..................................      243,021
  24,000   Daikin Industries Ltd.............................      440,579
  15,600   Fuji Machine Manufacturing Co., Ltd...............      242,670
 102,000   Mitsubishi Heavy Industries, Ltd..................      309,660
  73,000   Tsubakimoto Chain Co..............................      218,566
                                                               -----------
                                                                 1,682,873
                                                               -----------
           INDUSTRIAL SPECIALTIES
  20,000   Fujitec Co., Ltd..................................       98,687
  21,000   Lintec Corp.......................................      158,944
                                                               -----------
                                                                   257,631
                                                               -----------
           MAJOR BANKS
       3   Mitsubishi Tokyo Financial Group, Inc.............       20,273
                                                               -----------
           MAJOR TELECOMMUNICATIONS
     104   Nippon Telegraph & Telephone Corp.................      428,803
                                                               -----------
           MARINE SHIPPING
  15,000   Mitsubishi Logistics Corp.........................      102,116
                                                               -----------
           METAL FABRICATIONS
  50,000   Minebea Co., Ltd..................................      294,388
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MISCELLANEOUS MANUFACTURING
  26,000   Kurita Water Industries Ltd.......................  $   320,733
                                                               -----------
           MOTOR VEHICLES
  72,000   Nissan Motor Co., Ltd.............................      499,791
  33,000   Suzuki Motor Corp.................................      408,188
  17,400   Toyota Motor Corp.................................      462,758
                                                               -----------
                                                                 1,370,737
                                                               -----------
           MOVIES/ENTERTAINMENT
   4,000   TOHO Co., Ltd.....................................       45,965
                                                               -----------
           PHARMACEUTICALS: MAJOR
  26,000   Sankyo Co., Ltd...................................      354,437
                                                               -----------
           PHARMACEUTICALS: OTHER
  11,000   Ono Pharmaceutical Co., Ltd.......................      393,744
  17,400   Yamanouchi Pharmaceutical Co., Ltd................      452,572
                                                               -----------
                                                                   846,316
                                                               -----------
           RAILROADS
      76   East Japan Railway Co.............................      356,578
                                                               -----------
           REAL ESTATE DEVELOPMENT
  48,000   Mitsubishi Estate Co., Ltd........................      393,410
                                                               -----------
           RECREATIONAL PRODUCTS
  15,000   Fuji Photo Film Co., Ltd..........................      485,490
   4,100   Nintendo Co., Ltd.................................      605,210
  26,000   Yamaha Corp.......................................      253,542
                                                               -----------
                                                                 1,344,242
                                                               -----------
           SEMICONDUCTORS
   1,600   Rohm Co. Ltd......................................      239,391
                                                               -----------
           TEXTILES
  25,000   Nisshinbo Industries, Inc.........................      116,459
                                                               -----------
           WHOLESALE DISTRIBUTORS
   7,000   Hitachi High-Technologies Corp....................       99,289
  43,000   Mitsubishi Corp...................................      311,792
  23,000   Nagase & Co., Ltd.................................      110,028
                                                               -----------
                                                                   521,109
                                                               -----------
           TOTAL JAPAN.......................................   18,254,311
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           SINGAPORE (10.9%)
           AEROSPACE & DEFENSE
  58,000   Singapore Technologies Engineering Ltd............  $    63,325
                                                               -----------
           AIRLINES
  77,000   Singapore Airlines Ltd............................      561,917
                                                               -----------
           ELECTRONIC COMPONENTS
  40,600   Venture Corp Ltd..................................      323,844
                                                               -----------
           FINANCIAL CONGLOMERATES
  85,000   Keppel Corp., Ltd.................................      198,110
                                                               -----------
           MAJOR BANKS
  69,182   DBS Group Holdings Ltd............................      485,295
                                                               -----------
           MARINE SHIPPING
 366,000   Neptune Orient Lines Ltd.*........................      211,190
 201,000   SembCorp Logistics Ltd............................      251,293
                                                               -----------
                                                                   462,483
                                                               -----------
           PUBLISHING: NEWSPAPERS
  28,019   Singapore Press Holdings Ltd......................      315,426
                                                               -----------
           REAL ESTATE DEVELOPMENT
 267,000   Capitaland Ltd....................................      231,097
  64,400   City Developments Ltd.............................      207,660
                                                               -----------
                                                                   438,757
                                                               -----------
           REGIONAL BANKS
  63,086   Oversea - Chinese Banking Corp., Ltd..............      417,552
  53,362   United Overseas Bank Ltd..........................      383,378
                                                               -----------
                                                                   800,930
                                                               -----------
           SEMICONDUCTORS
 127,000   Chartered Semiconductor Manufacturing Ltd.*.......      258,641
                                                               -----------
           TOTAL SINGAPORE...................................    3,908,728
                                                               -----------
           SOUTH KOREA (19.2%)
           CHEMICALS: SPECIALTY
   7,990   LG Chemical Ltd...................................      288,436
                                                               -----------
           ELECTRONIC COMPONENTS
   3,356   Samsung Electro Mechanics Co., Ltd................      162,369
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           ELECTRONICS/APPLIANCES
   4,940   Humax Co., Ltd....................................  $   107,614
   5,713   LG Electronics Inc.*..............................      227,572
                                                               -----------
                                                                   335,186
                                                               -----------
           ENGINEERING & CONSTRUCTION
  23,850   Hyundai Development Co.*..........................      151,809
                                                               -----------
           FOOD: SPECIALTY/CANDY
   2,930   Tong Yang Confectionery Corp......................      128,385
                                                               -----------
           HOUSEHOLD/PERSONAL CARE
   3,010   LG Household & Health Care Ltd....................       90,300
                                                               -----------
           INDUSTRIAL MACHINERY
  22,640   Hyundai Mobis.....................................      477,225
                                                               -----------
           INTERNET RETAIL
   2,110   CJ39 Shopping Corp................................      144,285
                                                               -----------
           INVESTMENT BANKS/BROKERS
   3,560   Samsung Securities Co., Ltd.*.....................      101,630
  12,250   Seoul Securities Co., Ltd.........................       46,763
                                                               -----------
                                                                   148,393
                                                               -----------
           MAJOR BANKS
   3,545   Kookmin Bank......................................      171,807
                                                               -----------
           MOTOR VEHICLES
  19,730   Hyundai Motor Co., Ltd............................      591,900
   6,050   Hyundai Motor Co., Ltd. (Pref)....................       66,274
                                                               -----------
                                                                   658,174
                                                               -----------
           PROPERTY - CASUALTY INSURERS
   3,050   Hyundai Marine & Fire Insurance Co., Ltd..........       90,614
                                                               -----------
           REGIONAL BANKS
   4,550   Hana Bank.........................................       64,946
  22,990   Shanhan Financial Group Co., Ltd..................      324,340
                                                               -----------
                                                                   389,286
                                                               -----------
           SEMICONDUCTORS
   7,617   Samsung Electronics Co., Ltd......................    2,079,663
   2,420   Samsung Electronics Ltd. (Pref.)..................      327,353
                                                               -----------
                                                                 2,407,016
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           SPECIALTY STORES
   1,000   Shinsegae Co., Ltd................................  $   169,295
                                                               -----------
           STEEL
   3,030   POSCO.............................................      335,689
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
   3,150   SK Telecom Co., Ltd...............................      704,502
                                                               -----------
           TOTAL SOUTH KOREA.................................    6,852,771
                                                               -----------
           TAIWAN (6.4%)
           AIRLINES
 188,000   EVA Airways Corp.*................................       76,414
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED
  50,320   Formosa Chemical & Fibre Corp.....................       45,718
                                                               -----------
           COMPUTER COMMUNICATIONS
 103,000   Accton Technology Corp.*..........................      177,002
                                                               -----------
           COMPUTER PERIPHERALS
  41,560   Benq Corp.........................................       67,072
                                                               -----------
           COMPUTER PROCESSING HARDWARE
  34,500   Asustek Computer, Inc.............................      103,624
   5,000   Compal Electronics, Inc...........................        4,797
                                                               -----------
                                                                   108,421
                                                               -----------
           CONSTRUCTION MATERIALS
  94,000   Taiwan Cement Corp.*..............................       30,903
                                                               -----------
           ELECTRICAL PRODUCTS
  45,000   Phoenixtec Power Co., Ltd.........................       34,833
                                                               -----------
           ELECTRONICS/APPLIANCE STORES
   6,000   Largan Pricision Co., Ltd.*.......................       42,499
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT
   4,560   ASE Test Ltd.*....................................       44,232
                                                               -----------
           FINANCIAL CONGLOMERATES
 133,583   Fubon Financial Holding Co., Ltd..................      133,343
 236,000   Taishin Financial Holdings Co., Ltd.*.............      126,958
                                                               -----------
                                                                   260,301
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD RETAIL
  17,650   President Chain Store Corp........................  $    32,968
                                                               -----------
           REGIONAL BANKS
 356,530   Chinatrust Financial Holding Co., Ltd.*...........      314,335
 200,249   SinoPac Holdings Co.*.............................       87,377
  82,000   Taipei Bank*......................................       65,433
                                                               -----------
                                                                   467,145
                                                               -----------
           SEMICONDUCTORS
  42,000   Advanced Semiconductor Engineering Inc.*..........       27,866
  38,000   Novatek Microelectronics Corp., Ltd.*.............      102,212
 115,000   Orient Semiconductor Electronics Ltd.*............       35,572
  85,915   Siliconware Precision Industries Co.*.............       60,084
 181,700   Taiwan Semiconductor Manufacturing Co. Ltd.*......      369,265
 204,450   United Microelectronics Corp.*....................      245,022
                                                               -----------
                                                                   840,021
                                                               -----------
           STEEL
  63,460   China Steel Corp..................................       32,621
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
  29,606   Taiwan Cellular Corp..............................       37,782
                                                               -----------
           TOTAL TAIWAN......................................    2,297,932
                                                               -----------
           TOTAL COMMON AND PREFERRED STOCKS
            (COST $44,540,010)...............................   40,248,258
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (59.2%)
           U.S. GOVERNMENT AGENCY
$ 21,200   Federal Home Loan Bank 1.87% due 07/01/02
            (COST $21,200,000)...............................  $21,200,000
                                                               -----------

  TOTAL INVESTMENTS
   (COST $65,740,010) (b)...........................   171.6%  61,448,258
  LIABILITIES IN EXCESS OF OTHER ASSETS.............   (71.6) (25,643,937)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $35,804,321
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,291,449 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $5,583,201, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,291,752.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2002:
                                                                                                  UNREALIZED
      CONTRACTS                        IN EXCHANGE                   DELIVERY                   APPRECIATION/
     TO DELIVER                            FOR                         DATE                     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------
     $   17,412                        SGD 30,780                    07/01/02                        $(12)
     SGD 37,309                        $   21,120                    07/02/02                          14
                                                                                                     ----
      Net unrealized appreciation.............................................                       $  2
                                                                                                     ====

CURRENCY ABBREVIATION:

SGD  Singapore Dollar.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
SUMMARY OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Aerospace & Defense...............................  $    63,325       0.2%
Airlines..........................................      963,268       2.7
Apparel/Footwear Retail...........................      364,859       1.0
Auto Parts: O.E.M.................................      228,711       0.6
Beverages: Alcoholic..............................      103,825       0.3
Broadcasting......................................      186,718       0.5
Building Products.................................      148,348       0.4
Chemicals: Major Diversified......................      234,720       0.7
Chemicals: Specialty..............................    1,330,562       3.7
Coal..............................................       98,045       0.3
Commercial Printing/Forms.........................      320,390       0.9
Computer Communications...........................      177,002       0.5
Computer Peripherals..............................      393,404       1.1
Computer Processing Hardware......................      570,210       1.6
Construction Materials............................       30,903       0.1
Electric Utilities................................      590,221       1.6
Electrical Products...............................      261,940       0.7
Electronic Components.............................      980,853       2.7
Electronic Distributors...........................      168,562       0.5
Electronic Equipment/ Instruments.................    2,915,104       8.1
Electronic Production Equipment...................       44,232       0.1
Electronics/Appliance Stores......................       42,498       0.1
Electronics/Appliances............................    1,067,109       3.0
Engineering & Construction........................      510,533       1.4
Finance/Rental/Leasing............................      365,309       1.0
Financial Conglomerates...........................      458,412       1.3
Food Retail.......................................      491,729       1.4
Food: Meat/Fish/Dairy.............................      200,987       0.6
Food: Specialty/Candy.............................      284,946       0.8
Home Building.....................................      430,350       1.2
Home Furnishings..................................       48,624       0.1
Household/Personal Care...........................       90,300       0.3
Industrial Conglomerates..........................    1,354,840       3.8
Industrial Machinery..............................    2,160,097       6.0
Industrial Specialties............................      257,632       0.7
Information Technology Services...................      218,980       0.6
Integrated Oil....................................       71,933       0.2
Internet Retail...................................      144,285       0.4

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Investment Banks/Brokers..........................  $   148,393       0.4%
Major Banks.......................................    1,345,654       3.8
Major Telecommunications..........................      521,990       1.5
Marine Shipping...................................      564,598       1.6
Media Conglomerates...............................      188,665       0.5
Metal Fabrications................................      294,388       0.8
Miscellaneous Commercial Services.................       98,779       0.3
Miscellaneous Manufacturing.......................      689,204       1.9
Motor Vehicles....................................    2,139,256       6.0
Movies/Entertainment..............................       45,965       0.1
Oil & Gas Production..............................      127,276       0.4
Oil Refining/Marketing............................       85,958       0.2
Other Metals/Minerals.............................      734,637       2.1
Pharmaceuticals: Major............................      354,437       1.0
Pharmaceuticals: Other............................    1,230,057       3.4
Property - Casualty Insurers......................      163,737       0.5
Publishing: Newspapers............................      315,426       0.9
Railroads.........................................      356,578       1.0
Real Estate Development...........................    2,611,026       7.3
Recreational Products.............................    1,344,242       3.8
Regional Banks....................................    1,732,181       4.8
Semiconductors....................................    3,745,069      10.4
Specialty Stores..................................      169,295       0.5
Specialty Telecommunications......................      237,877       0.7
Steel.............................................      368,310       1.0
Textiles..........................................      245,921       0.7
Tobacco...........................................       65,416       0.2
Tools/Hardware....................................       47,744       0.1
U.S. Government Agency............................   21,200,000      59.2
Wholesale Distributors............................      648,309       1.8
Wireless Telecommunications.......................    1,254,104       3.5
                                                    -----------   -------
                                                    $61,448,258     171.6%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $39,854,631     111.3%
Preferred Stocks..................................      393,627       1.1
Short-Term Investment.............................   21,200,000      59.2
                                                    -----------   -------
                                                    $61,448,258     171.6%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           COMMON STOCKS AND WARRANTS (93.2%)
           ADVERTISING/MARKETING SERVICES (1.4%)
 178,300   Getty Images, Inc.*.....................  $  3,881,591
 272,400   Harte-Hanks Inc.........................     5,597,820
  87,500   Lamar Advertising Co.*..................     3,255,875
                                                     ------------
                                                       12,735,286
                                                     ------------
           AEROSPACE & DEFENSE (4.1%)
  24,150   Alliant Techsystems, Inc.*..............     1,540,770
  60,900   Integrated Defense Technologies,
            Inc.*..................................     1,792,287
  65,000   L-3 Communications Holdings, Inc.*......     3,510,000
 195,000   Lockheed Martin Corp....................    13,552,500
  81,800   Northrop Grumman Corp...................    10,225,000
 151,600   Raytheon Co.............................     6,177,700
                                                     ------------
                                                       36,798,257
                                                     ------------
           AIR FREIGHT/COURIERS (1.3%)
 152,200   FedEx Corp..............................     8,127,480
  60,600   United Parcel Service, Inc. (Class B)...     3,742,050
                                                     ------------
                                                       11,869,530
                                                     ------------
           AIRLINES (0.2%)
  39,500   JetBlue Airways Corp.*..................     1,799,620
                                                     ------------
           APPAREL/FOOTWEAR (1.6%)
 117,500   Coach, Inc.*............................     6,450,750
 154,600   Nike, Inc. (Class B)....................     8,294,290
                                                     ------------
                                                       14,745,040
                                                     ------------
           APPAREL/FOOTWEAR RETAIL (2.7%)
 255,700   Charlotte Russe Holdings Inc.*..........     5,709,781
 118,000   Chico's FAS, Inc.*......................     4,285,760
 533,850   Hot Topic, Inc.*........................    14,259,133
                                                     ------------
                                                       24,254,674
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           BEVERAGES: NON-ALCOHOLIC (2.2%)
 188,400   Coca-Cola Co. (The).....................  $ 10,550,400
 424,500   Coca-Cola Enterprises Inc...............     9,372,960
                                                     ------------
                                                       19,923,360
                                                     ------------
           BIOTECHNOLOGY (2.9%)
 121,300   MedImmune, Inc.*........................     3,202,320
 236,800   Neurocrine Biosciences, Inc.*...........     6,784,320
 273,400   SangStat Medical Corp.*.................     6,282,732
 220,000   Trimeris, Inc.*.........................     9,765,800
                                                     ------------
                                                       26,035,172
                                                     ------------
           BROADCASTING (1.1%)
 113,900   Grupo Televisa S.A. (ADR) (Mexico)*.....     4,257,582
 167,500   Westwood One, Inc.*.....................     5,597,850
                                                     ------------
                                                        9,855,432
                                                     ------------
           BUILDING PRODUCTS (0.8%)
 273,600   Masco Corp..............................     7,417,296
                                                     ------------
           CATALOG/SPECIALTY DISTRIBUTION (0.8%)
 192,800   J. Jill Group Inc.*.....................     7,316,760
                                                     ------------
           COMPUTER PERIPHERALS (1.0%)
  97,400   Lexmark International, Inc.*............     5,298,560
 100,700   QLogic Corp.*...........................     3,836,670
                                                     ------------
                                                        9,135,230
                                                     ------------
           COMPUTER PROCESSING HARDWARE (1.1%)
 248,300   Dell Computer Corp.*....................     6,490,562
 207,400   Hewlett-Packard Co......................     3,169,072
                                                     ------------
                                                        9,659,634
                                                     ------------
           CONTAINERS/PACKAGING (1.5%)
 586,400   Pactiv Corp.*...........................    13,956,320
                                                     ------------
           CONTRACT DRILLING (2.8%)
 188,500   ENSCO International Inc.................     5,138,510
 193,700   GlobalSantaFe Corp......................     5,297,695
 102,900   Nabors Industries, Ltd. (Barbados)*.....     3,616,935

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 124,100   Patterson-UTI Energy, Inc.*.............  $  3,503,343
 219,400   Pride International, Inc.*..............     3,435,804
 226,700   Rowan Companies, Inc.*..................     4,862,715
                                                     ------------
                                                       25,855,002
                                                     ------------
           DATA PROCESSING SERVICES (0.7%)
 399,500   CheckFree Corp.*........................     6,248,180
                                                     ------------
           DISCOUNT STORES (3.1%)
 283,600   Big Lots, Inc.*.........................     5,581,248
 409,700   Wal-Mart Stores, Inc....................    22,537,597
                                                     ------------
                                                       28,118,845
                                                     ------------
           ELECTRICAL PRODUCTS (0.4%)
 105,000   Molex Inc...............................     3,520,650
                                                     ------------
           ELECTRONIC COMPONENTS (0.9%)
 203,100   Jabil Circuit, Inc.*....................     4,287,441
 161,300   Vishay Intertechnology, Inc.*...........     3,548,600
                                                     ------------
                                                        7,836,041
                                                     ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.6%)
 378,700   Matsushita Electric Industrial Co., Ltd.
            (ADR) (Japan)..........................     5,237,421
                                                     ------------
           ELECTRONICS/ APPLIANCES (0.6%)
  97,600   Sony Corp. (ADR) (Japan)................     5,182,560
                                                     ------------
           FINANCE/RENTAL/ LEASING (1.5%)
 338,500   Ryder System, Inc.......................     9,169,965
  43,700   SLM Corp................................     4,234,530
                                                     ------------
                                                       13,404,495
                                                     ------------
           FINANCIAL CONGLOMERATES (1.0%)
 230,200   Citigroup, Inc..........................     8,920,250
                                                     ------------
           FINANCIAL PUBLISHING/ SERVICES (0.8%)
 137,500   Moody's Corp............................     6,840,625
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (2.9%)
 321,300   Kellogg Co..............................  $ 11,521,818
 168,400   Kraft Foods Inc. (Class A)..............     6,895,980
 172,500   PepsiCo, Inc............................     8,314,500
                                                     ------------
                                                       26,732,298
                                                     ------------
           FOOD: MEAT/FISH/ DAIRY (2.3%)
 336,100   ConAgra Foods Inc.......................     9,293,165
 320,700   Dean Foods Co.*.........................    11,962,110
                                                     ------------
                                                       21,255,275
                                                     ------------
           FOREST PRODUCTS (0.7%)
 103,100   Weyerhaeuser Co.........................     6,582,935
                                                     ------------
           HOME BUILDING (2.4%)
  88,900   Lennar Corp.............................     5,440,680
 146,400   Meritage Corp.*.........................     6,683,160
 195,700   Ryland Group, Inc. (The)................     9,736,075
                                                     ------------
                                                       21,859,915
                                                     ------------
           HOME FURNISHINGS (0.4%)
 115,200   Furniture Brands International, Inc.*...     3,484,800
                                                     ------------
           HOSPITAL/NURSING MANAGEMENT (1.8%)
 197,200   HCA Inc.................................     9,367,000
  94,000   Tenet Healthcare Corp.*.................     6,725,700
                                                     ------------
                                                       16,092,700
                                                     ------------
           HOTELS/RESORTS/ CRUISELINES (0.8%)
 516,000   Hilton Hotels Corp......................     7,172,400
                                                     ------------
           HOUSEHOLD/PERSONAL CARE (2.4%)
 150,100   Avon Products, Inc......................     7,841,224
 113,700   Clorox Co...............................     4,701,495
  60,600   Kimberly-Clark Corp.....................     3,757,200
  58,500   Procter & Gamble Co. (The)..............     5,224,050
                                                     ------------
                                                       21,523,969
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES (0.9%)
  33,600   3M Co...................................  $  4,132,800
  79,600   Ingersoll Rand Co. (Class A)
            (Bermuda)..............................     3,634,536
                                                     ------------
                                                        7,767,336
                                                     ------------
           INDUSTRIAL MACHINERY (0.4%)
  54,800   Illinois Tool Works Inc.................     3,742,840
                                                     ------------
           INFORMATION TECHNOLOGY SERVICES (1.2%)
  95,300   Computer Sciences Corp.*................     4,555,340
 178,300   Manhattan Associates, Inc.*.............     5,734,128
  36,800   MTC Technologies, Inc.*.................       699,200
                                                     ------------
                                                       10,988,668
                                                     ------------
           INTEGRATED OIL (0.6%)
  61,200   ChevronTexaco Corp......................     5,416,200
                                                     ------------
           INTERNET RETAIL (0.2%)
 133,600   Overstock.com, Inc.*....................     1,877,080
                                                     ------------
           INTERNET SOFTWARE/ SERVICES (2.0%)
 297,900   Alloy, Inc.*............................     4,301,676
 161,400   Business Objects S.A. (ADR) (France)*...     4,535,340
 370,300   Overture Services, Inc.*................     9,250,094
                                                     ------------
                                                       18,087,110
                                                     ------------
           INVESTMENT BANKS/ BROKERS (1.3%)
  32,200   Goldman Sachs Group, Inc. (The).........     2,361,870
  89,300   Legg Mason, Inc.........................     4,406,062
  74,500   Lehman Brothers Holdings, Inc...........     4,657,740
                                                     ------------
                                                       11,425,672
                                                     ------------
           INVESTMENT MANAGERS (0.8%)
  79,900   Federated Investors, Inc. (Class B).....     2,762,143
 113,900   Franklin Resources, Inc.................     4,856,696
                                                     ------------
                                                        7,618,839
                                                     ------------

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           LIFE/HEALTH INSURANCE (0.9%)
 250,900   AFLAC, Inc..............................  $  8,028,800
                                                     ------------
           MAJOR BANKS (4.2%)
 191,000   Bank of America Corp....................    13,438,760
 274,600   Bank One Corp...........................    10,566,608
 120,200   Comerica, Inc...........................     7,380,280
 136,800   Wells Fargo & Co........................     6,848,208
                                                     ------------
                                                       38,233,856
                                                     ------------
           MANAGED HEALTH CARE (2.2%)
 134,200   Health Net Inc.*........................     3,592,534
 340,300   Humana, Inc.*...........................     5,318,889
 109,400   Trigon Healthcare, Inc.*................    11,003,452
                                                     ------------
                                                       19,914,875
                                                     ------------
           MEDIA CONGLOMERATES (1.2%)
 103,400   Disney (Walt) Co. (The).................     1,954,260
 196,400   Viacom, Inc. (Class B) (Non-Voting)*....     8,714,268
                                                     ------------
                                                       10,668,528
                                                     ------------
           MEDICAL SPECIALTIES (1.0%)
 135,300   Biomet, Inc.............................     3,669,336
 151,540   Zimmer Holdings, Inc.*..................     5,403,916
                                                     ------------
                                                        9,073,252
                                                     ------------
           MOTOR VEHICLES (0.4%)
 169,900   Honda Motor Co., Ltd. (ADR) (Japan).....     3,518,629
                                                     ------------
           MULTI-LINE INSURANCE (1.0%)
 129,400   American International Group, Inc.......     8,828,962
                                                     ------------
           OILFIELD SERVICES/ EQUIPMENT (1.6%)
 126,600   BJ Services Co.*........................     4,289,208
  95,000   Smith International, Inc.*..............     6,478,050
  86,500   Weatherford International, Ltd.*........     3,736,800
                                                     ------------
                                                       14,504,058
                                                     ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

           OTHER CONSUMER SERVICES (3.3%)
 109,900   eBay, Inc.*.............................  $  6,772,038
  94,200   Expedia, Inc. (Class A)*................     5,585,118
  18,086   Expedia, Inc. (Warrants due
            02/04/09)*.............................       524,494
  91,700   Hotels.com (Class A)*...................     3,872,491
 242,900   Ticketmaster (Class B)*.................     4,544,659
 190,500   Weight Watchers International, Inc.*....     8,275,320
                                                     ------------
                                                       29,574,120
                                                     ------------
           PACKAGED SOFTWARE (1.2%)
  79,000   Intuit Inc.*............................     3,927,880
 289,000   Mercury Interactive Corp.*..............     6,635,440
                                                     ------------
                                                       10,563,320
                                                     ------------
           PERSONNEL SERVICES (0.5%)
 121,300   Manpower, Inc...........................     4,457,775
                                                     ------------
           PRECIOUS METALS (1.0%)
 177,500   Barrick Gold Corp. (Canada).............     3,370,725
 610,800   Goldcorp Inc. (Canada)..................     6,077,460
                                                     ------------
                                                        9,448,185
                                                     ------------
           PROPERTY - CASUALTY INSURERS (1.6%)
 200,600   Allstate Corp. (The) (Note 4)...........     7,418,188
 126,900   Progressive Corp. (The).................     7,341,165
                                                     ------------
                                                       14,759,353
                                                     ------------
           RECREATIONAL PRODUCTS (1.6%)
 121,300   Eastman Kodak Co........................     3,538,321
  81,300   Electronic Arts Inc.*...................     5,369,865
 254,100   Mattel, Inc.*...........................     5,356,428
                                                     ------------
                                                       14,264,614
                                                     ------------
           REGIONAL BANKS (1.3%)
 142,700   Compass Bancshares, Inc.................     4,794,720
 227,100   Union Planters Corp.....................     7,351,227
                                                     ------------
                                                       12,145,947
                                                     ------------
           RESTAURANTS (3.3%)
 140,700   CEC Entertainment, Inc.*................     5,810,910

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 158,200   Cheesecake Factory, Inc. (The)*.........  $  5,612,936
 150,300   Outback Steakhouse, Inc.*...............     5,275,530
 210,100   Ruby Tuesday, Inc.......................     4,075,940
 244,300   Wendy's International, Inc..............     9,730,469
                                                     ------------
                                                       30,505,785
                                                     ------------
           SAVINGS BANKS (1.0%)
 262,600   Charter One Financial, Inc..............     9,028,188
                                                     ------------
           SEMICONDUCTORS (2.2%)
 198,150   Microchip Technology Inc.*..............     5,435,255
 103,900   Micron Technology, Inc.*................     2,100,858
 226,500   National Semiconductor Corp.*...........     6,607,005
 235,100   Texas Instruments, Inc..................     5,571,870
                                                     ------------
                                                       19,714,988
                                                     ------------
           SERVICES TO THE HEALTH INDUSTRY (1.2%)
 116,200   Laboratory Corp. of America Holdings*...     5,304,530
  62,700   Quest Diagnostics Inc.*.................     5,395,335
                                                     ------------
                                                       10,699,865
                                                     ------------
           SPECIALTY INSURANCE (1.2%)
  69,200   Ambac Financial Group, Inc..............     4,650,240
 109,400   MBIA, Inc...............................     6,184,382
                                                     ------------
                                                       10,834,622
                                                     ------------
           SPECIALTY STORES (1.1%)
 320,400   Williams-Sonoma, Inc.*..................     9,823,464
                                                     ------------
           TELECOMMUNICATION EQUIPMENT (0.5%)
 313,800   Motorola, Inc...........................     4,524,996
                                                     ------------
           TOOLS/HARDWARE (1.2%)
 232,200   Black & Decker Corp. (The)..............    11,192,040
                                                     ------------
           TRUCKING (1.7%)
 299,000   Hunt (J.B.) Tansport Services, Inc.*....     8,826,480
  26,500   Landstar System, Inc.*..................     2,831,525

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                 VALUE

-----------------------------------------------------------------

 171,600   Swift Transportation Co., Inc.*.........  $  3,998,280
                                                     ------------
                                                       15,656,285
                                                     ------------
           TRUCKS/CONSTRUCTION/FARM
           MACHINERY (0.6%)
 267,200   AGCO Corp.*.............................     5,210,400
                                                     ------------
           TOTAL COMMON STOCKS AND WARRANTS
            (COST $834,329,949)....................   843,468,624
                                                     ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (a) (8.2%)
           U.S. GOVERNMENT AGENCY
$ 74,560   Federal Home Loan Bank 1.87% due
            07/01/02
            (COST $74,560,000).....................    74,560,000
                                                     ------------

  TOTAL INVESTMENTS
   (COST $908,889,949) (b)................   101.4%  918,028,624
  LIABILITIES IN EXCESS OF OTHER ASSETS...    (1.4)  (12,769,176)
                                            ------  ------------
  NET ASSETS..............................   100.0% $905,259,448
                                            ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $61,100,913 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $51,962,238, RESULTING IN NET UNREALIZED APPRECIATION OF $9,138,675.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (97.2%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   7,845   Interpublic Group of Companies, Inc...............  $    194,242
   3,842   Omnicom Group, Inc................................       175,964
                                                               ------------
                                                                    370,206
                                                               ------------
           AEROSPACE & DEFENSE (1.4%)
  17,226   Boeing Co.........................................       775,170
   4,148   General Dynamics Corp.............................       441,140
   2,091   Goodrich Corp.....................................        57,126
   9,255   Lockheed Martin Corp..............................       643,222
   2,316   Northrop Grumman Corp.............................       289,500
   8,177   Raytheon Co.......................................       333,213
   3,754   Rockwell Collins, Inc.............................       102,935
                                                               ------------
                                                                  2,642,306
                                                               ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  13,379   Archer-Daniels-Midland Co.........................       171,117
                                                               ------------
           AIR FREIGHT/COURIERS (0.2%)
   6,133   FedEx Corp........................................       327,502
                                                               ------------
           AIRLINES (0.2%)
   3,183   AMR Corp.*........................................        53,665
   2,533   Delta Air Lines, Inc..............................        50,660
  15,847   Southwest Airlines Co.............................       256,088
                                                               ------------
                                                                    360,413
                                                               ------------
           ALTERNATIVE POWER GENERATION (0.0%)
   7,678   Calpine Corp.*....................................        53,976
                                                               ------------
           ALUMINUM (0.4%)
   6,597   Alcan Inc. (Canada)...............................       247,519
  17,386   Alcoa, Inc........................................       576,346
                                                               ------------
                                                                    823,865
                                                               ------------
           APPAREL/FOOTWEAR (0.4%)
   3,490   Cintas Corp.......................................       172,406
   2,645   Jones Apparel Group, Inc.*........................        99,187
   2,190   Liz Claiborne, Inc................................        69,642

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,509   Nike, Inc. (Class B)..............................  $    295,558
   1,222   Reebok International Inc. (United Kingdom)*.......        36,049
   2,261   VF Corp...........................................        88,654
                                                               ------------
                                                                    761,496
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  17,799   Gap, Inc. (The)...................................       252,746
  10,655   Limited Brands, Inc...............................       226,951
   2,763   Nordstrom, Inc....................................        62,582
  11,084   TJX Companies, Inc. (The).........................       217,357
                                                               ------------
                                                                    759,636
                                                               ------------
           AUTO PARTS: O.E.M. (0.3%)
   3,054   Dana Corp.........................................        56,591
  11,516   Delphi Corp.......................................       152,011
   1,442   Eaton Corp........................................       104,905
   1,820   Johnson Controls, Inc.............................       148,530
   2,617   TRW Inc...........................................       149,117
   2,680   Visteon Corp......................................        38,056
                                                               ------------
                                                                    649,210
                                                               ------------
           AUTOMOTIVE AFTERMARKET (0.0%)
   1,502   Cooper Tire & Rubber Co...........................        30,866
   3,353   Goodyear Tire & Rubber Co. (The)..................        62,735
                                                               ------------
                                                                     93,601
                                                               ------------
           BEVERAGES: ALCOHOLIC (0.5%)
  17,999   Anheuser-Busch Companies, Inc.....................       899,950
   1,404   Brown-Forman Corp. (Class B)......................        96,876
     742   Coors (Adolph) Co. (Class B)......................        46,227
                                                               ------------
                                                                  1,043,053
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.7%)
  51,004   Coca Cola Co......................................     2,856,224
   9,173   Coca-Cola Enterprises Inc.........................       202,540

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,803   Pepsi Bottling Group, Inc. (The)..................  $    178,732
                                                               ------------
                                                                  3,237,496
                                                               ------------
           BIOTECHNOLOGY (0.8%)
  21,336   Amgen Inc.*.......................................       893,552
   3,050   Biogen, Inc.*.....................................       126,361
   3,895   Chiron Corp.*.....................................       137,493
   4,391   Genzyme Corp. (General Division)*.................        84,483
  11,337   Immunex Corp.*....................................       253,269
   5,136   MedImmune, Inc.*..................................       135,590
                                                               ------------
                                                                  1,630,748
                                                               ------------
           BROADCASTING (0.3%)
  12,581   Clear Channel Communications, Inc.*...............       402,844
   4,701   Univision Communications, Inc. (Class A)*.........       147,611
                                                               ------------
                                                                    550,455
                                                               ------------
           BUILDING PRODUCTS (0.2%)
   1,490   American Standard Companies, Inc.*................       111,899
   9,937   Masco Corp........................................       269,392
                                                               ------------
                                                                    381,291
                                                               ------------
           CABLE/SATELLITE TV (0.2%)
  19,423   Comcast Corp. (Class A Special)*..................       455,081
                                                               ------------
           CASINO/GAMING (0.1%)
   2,355   Harrah's Entertainment, Inc.*.....................       104,444
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.0%)
  18,639   Dow Chemical Co. (The)............................       640,809
  20,395   Du Pont (E.I.) de Nemours & Co....................       905,538
   1,585   Eastman Chemical Co...............................        74,336
   2,230   Hercules Inc.*....................................        25,868
   4,530   Rohm & Haas Co....................................       183,420
                                                               ------------
                                                                  1,829,971
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CHEMICALS: SPECIALTY (0.3%)
   4,670   Air Products & Chemicals, Inc.....................  $    235,695
   2,668   Engelhard Corp....................................        75,558
   1,032   Great Lakes Chemical Corp.........................        27,338
   3,355   Praxair, Inc......................................       191,134
   1,508   Sigma-Aldrich Corp................................        75,626
                                                               ------------
                                                                    605,351
                                                               ------------
           COMMERCIAL PRINTING/ FORMS (0.1%)
   1,302   Deluxe Corp.......................................        50,635
   2,322   Donnelley (R.R.) & Sons Co........................        63,971
                                                               ------------
                                                                    114,606
                                                               ------------
           COMPUTER COMMUNICATIONS (1.1%)
   7,417   Avaya Inc.*.......................................        36,714
 150,349   Cisco Systems, Inc.*..............................     2,097,369
                                                               ------------
                                                                  2,134,083
                                                               ------------
           COMPUTER PERIPHERALS (0.3%)
  45,658   EMC Corp.*........................................       344,718
   2,672   Lexmark International Group, Inc.*................       145,357
   6,863   Network Appliance, Inc.*..........................        85,170
   1,910   QLogic Corp.*.....................................        72,771
                                                               ------------
                                                                    648,076
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.8%)
   7,304   Apple Computer, Inc.*.............................       129,427
  53,304   Dell Computer Corp.*..............................     1,393,367
   6,659   Gateway, Inc.*....................................        29,566
  61,999   Hewlett-Packard Co................................       947,345
  35,154   International Business Machines Corp..............     2,531,088
   2,022   NCR Corp.*........................................        69,961
  11,895   Palm, Inc.*.......................................        20,935
  66,663   Sun Microsystems, Inc.*...........................       333,982
                                                               ------------
                                                                  5,455,671
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.0%)
   2,082   Vulcan Materials Co...............................  $     91,192
                                                               ------------
           CONSUMER SUNDRIES (0.0%)
   1,338   American Greetings Corp. (Class A)*...............        22,291
                                                               ------------
           CONTAINERS/ PACKAGING (0.2%)
   1,166   Ball Corp.........................................        48,366
   1,085   Bemis Company, Inc................................        51,537
   3,247   Pactiv Corp.*.....................................        77,279
   1,721   Sealed Air Corp.*.................................        69,305
   1,088   Temple-Inland, Inc................................        62,952
                                                               ------------
                                                                    309,439
                                                               ------------
           CONTRACT DRILLING (0.2%)
   2,960   Nabors Industries, Ltd. (Barbados)*...............       104,044
   2,761   Noble Corp.*......................................       106,575
   1,927   Rowan Companies, Inc.*............................        41,334
   6,553   Transocean Inc....................................       204,126
                                                               ------------
                                                                    456,079
                                                               ------------
           DATA PROCESSING SERVICES (1.0%)
  12,735   Automatic Data Processing, Inc....................       554,609
  10,484   Concord EFS, Inc.*................................       315,988
   3,551   Convergys Corp.*..................................        69,173
  15,702   First Data Corp...................................       584,114
   3,927   Fiserv, Inc.*.....................................       144,160
   7,703   Paychex, Inc......................................       241,027
                                                               ------------
                                                                  1,909,071
                                                               ------------
           DEPARTMENT STORES (0.7%)
   1,721   Dillard's, Inc. (Class A).........................        45,245
   4,130   Federated Department Stores, Inc.*................       163,961
   6,902   Kohl's Corp.*.....................................       483,692
   5,878   May Department Stores Co..........................       193,563

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,489   Penney (J.C.) Co., Inc............................  $    120,868
   6,475   Sears, Roebuck & Co...............................       351,592
                                                               ------------
                                                                  1,358,921
                                                               ------------
           DISCOUNT STORES (3.3%)
   2,381   Big Lots, Inc.*...................................        46,858
   9,324   Costco Wholesale Corp.*...........................       360,093
   6,836   Dollar General Corp...............................       130,089
   3,554   Family Dollar Stores, Inc.........................       125,278
  18,621   Target Corp.......................................       709,460
  91,342   Wal-Mart Stores, Inc..............................     5,024,723
                                                               ------------
                                                                  6,396,501
                                                               ------------
           DRUGSTORE CHAINS (0.6%)
   8,048   CVS Corp..........................................       246,269
  21,016   Walgreen Co.......................................       811,848
                                                               ------------
                                                                  1,058,117
                                                               ------------
           ELECTRIC UTILITIES (2.5%)
  10,972   AES Corp. (The)*..................................        59,468
   2,570   Allegheny Energy, Inc.............................        66,177
   2,964   Ameren Corp.......................................       127,482
   6,959   American Electric Power Co., Inc..................       278,499
   3,431   Cinergy Corp......................................       123,482
   2,768   CMS Energy Corp...................................        30,393
   4,363   Consolidated Edison, Inc..........................       182,155
   3,365   Constellation Energy Group, Inc...................        98,729
   5,680   Dominion Resources, Inc...........................       376,016
   3,309   DTE Energy Co.....................................       147,714
  17,040   Duke Energy Corp..................................       529,944
   6,697   Edison International*.............................       113,849
   4,606   Entergy Corp......................................       195,479
   6,612   Exelon Corp.......................................       345,808
   6,117   FirstEnergy Corp..................................       204,185
   3,615   FPL Group, Inc....................................       216,864
   8,255   Mirant Corp.*.....................................        60,261
   7,997   PG&E Corp.*.......................................       143,066
   1,740   Pinnacle West Capital Corp........................        68,730
   3,013   PPL Corp..........................................        99,670
   4,543   Progress Energy, Inc..............................       236,281

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   4,231   Public Service Enterprise Group, Inc..............  $    183,202
   6,129   Reliant Energy, Inc...............................       103,580
  14,467   Southern Co. (The)................................       396,396
   3,161   TECO Energy, Inc..................................        78,235
   5,468   TXU Corp..........................................       281,875
   8,095   Xcel Energy, Inc..................................       135,753
                                                               ------------
                                                                  4,883,293
                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
   4,019   American Power Conversion Corp.*..................        50,760
   1,911   Cooper Industries Ltd. (Class A) (Bermuda)........        75,102
   8,648   Emerson Electric Co...............................       462,754
   3,974   Molex Inc.........................................       133,248
   1,621   Power-One, Inc.*..................................        10,083
   1,195   Thomas & Betts Corp.*.............................        22,227
                                                               ------------
                                                                    754,174
                                                               ------------
           ELECTRONIC COMPONENTS (0.1%)
   4,053   Jabil Circuit, Inc.*..............................        85,559
  10,762   Sanmina-SCI Corp.*................................        67,908
  16,899   Solectron Corp.*..................................       103,929
                                                               ------------
                                                                    257,396
                                                               ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
   9,531   Agilent Technologies, Inc.*.......................       225,408
  27,960   JDS Uniphase Corp.*...............................        75,212
   2,582   PerkinElmer, Inc..................................        28,531
   3,807   Rockwell Automation Inc...........................        76,064
   4,709   Symbol Technologies, Inc..........................        40,026
   1,873   Tektronix, Inc.*..................................        35,044
   3,539   Thermo Electron Corp.*............................        58,393
   2,689   Waters Corp.*.....................................        71,796
  14,785   Xerox Corp.*......................................       103,051
                                                               ------------
                                                                    713,525
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
  33,637   Applied Materials, Inc.*..........................       639,776

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   3,884   KLA-Tencor Corp.*.................................  $    170,857
   2,981   Novellus Systems, Inc.*...........................       101,354
   3,756   Teradyne, Inc.*...................................        88,266
                                                               ------------
                                                                  1,000,253
                                                               ------------
           ELECTRONICS/APPLIANCE STORES (0.2%)
   6,583   Best Buy Co., Inc.*...............................       238,963
   4,309   Circuit City Stores - Circuit City Group..........        80,794
   3,570   RadioShack Corp...................................       107,314
                                                               ------------
                                                                    427,071
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.1%)
   1,592   Maytag Corp.......................................        67,899
   1,395   Whirlpool Corp....................................        91,177
                                                               ------------
                                                                    159,076
                                                               ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,647   Fluor Corp........................................        64,151
                                                               ------------
           ENVIRONMENTAL SERVICES (0.2%)
   4,049   Allied Waste Industries, Inc.*....................        38,870
  12,692   Waste Management, Inc.............................       330,627
                                                               ------------
                                                                    369,497
                                                               ------------
           FINANCE/RENTAL/ LEASING (2.2%)
   4,515   Capital One Financial Corp........................       275,641
   2,538   Countrywide Credit Industries, Inc................       122,458
  20,478   Fannie Mae........................................     1,510,252
  14,272   Freddie Mac.......................................       873,446
   9,375   Household International, Inc......................       465,937
  17,492   MBNA Corp.........................................       578,460
   5,929   Providian Financial Corp..........................        34,863
   1,272   Ryder System, Inc.................................        34,458
   3,190   SLM Corp..........................................       309,111
                                                               ------------
                                                                  4,204,626
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FINANCIAL CONGLOMERATES (3.7%)
  27,310   American Express Co...............................  $    991,899
 105,696   Citigroup, Inc....................................     4,095,720
   7,105   Conseco, Inc.*....................................        14,210
   6,047   Hancock (John) Financial Services, Inc............       212,854
  40,885   J.P. Morgan Chase & Co............................     1,386,819
   6,674   State Street Corp.................................       298,328
                                                               ------------
                                                                  6,999,830
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (0.2%)
   2,978   Equifax, Inc......................................        80,406
   3,976   McGraw-Hill Companies, Inc. (The).................       237,367
   3,169   Moody's Corporation...............................       157,658
                                                               ------------
                                                                    475,431
                                                               ------------
           FOOD DISTRIBUTORS (0.2%)
   2,734   Supervalu, Inc....................................        67,065
  13,622   SYSCO Corp........................................       370,791
                                                               ------------
                                                                    437,856
                                                               ------------
           FOOD RETAIL (0.5%)
   8,352   Albertson's, Inc..................................       254,402
  16,307   Kroger Co.*.......................................       324,509
   9,925   Safeway Inc.*.....................................       289,711
   2,889   Winn-Dixie Stores, Inc............................        45,040
                                                               ------------
                                                                    913,662
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (2.1%)
   8,421   Campbell Soup Co..................................       232,925
   7,523   General Mills, Inc................................       331,614
   7,195   Heinz (H.J.) Co...................................       295,714
   8,401   Kellogg Co........................................       301,260
  36,308   PepsiCo, Inc......................................     1,750,046
  16,110   Sara Lee Corp.....................................       332,510
  11,737   Unilever N.V. (Netherlands).......................       760,558
                                                               ------------
                                                                  4,004,627
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FOOD: MEAT/FISH/ DAIRY (0.2%)
  11,032   ConAgra Foods Inc.................................  $    305,035
                                                               ------------
           FOOD: SPECIALTY/ CANDY (0.2%)
   2,803   Hershey Foods Corp................................       175,187
   4,630   Wrigley (Wm.) Jr. Co..............................       256,270
                                                               ------------
                                                                    431,457
                                                               ------------
           FOREST PRODUCTS (0.2%)
   2,147   Louisiana-Pacific Corp.*..........................        22,737
   4,486   Weyerhaeuser Co...................................       286,431
                                                               ------------
                                                                    309,168
                                                               ------------
           GAS DISTRIBUTORS (0.3%)
   7,418   Dynegy, Inc. (Class A)............................        53,410
   2,890   KeySpan Corp......................................       108,809
   2,508   Kinder Morgan, Inc................................        95,354
     911   Nicor Inc.........................................        41,678
   4,265   NiSource Inc......................................        93,105
     729   Peoples Energy Corp...............................        26,579
   4,216   Sempra Energy.....................................        93,300
                                                               ------------
                                                                    512,235
                                                               ------------
           HOME BUILDING (0.1%)
   1,258   Centex Corp.......................................        72,700
   1,054   KB HOME...........................................        54,292
   1,250   Pulte Homes, Inc..................................        71,850
                                                               ------------
                                                                    198,842
                                                               ------------
           HOME FURNISHINGS (0.2%)
   4,025   Leggett & Platt, Inc..............................        94,185
   5,486   Newell Rubbermaid, Inc............................       192,339
   1,195   Tupperware Corp...................................        24,844
                                                               ------------
                                                                    311,368
                                                               ------------
           HOME IMPROVEMENT CHAINS (1.3%)
  48,358   Home Depot, Inc. (The)............................     1,776,189
  15,951   Lowe's Companies, Inc.............................       724,175
                                                               ------------
                                                                  2,500,364
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           HOSPITAL/NURSING MANAGEMENT (0.6%)
  10,556   HCA Inc...........................................  $    501,410
   4,955   Health Management Associates, Inc. (Class A)*.....        99,843
   2,060   Manor Care, Inc.*.................................        47,380
   6,690   Tenet Healthcare Corp.*...........................       478,670
                                                               ------------
                                                                  1,127,303
                                                               ------------
           HOTELS/RESORTS/ CRUISELINES (0.4%)
  12,053   Carnival Corp.....................................       333,748
   7,609   Hilton Hotels Corp................................       105,765
   4,987   Marriott International, Inc. (Class A)............       189,755
   4,094   Starwood Hotels & Resorts Worldwide, Inc..........       134,652
                                                               ------------
                                                                    763,920
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (2.6%)
   1,184   Alberto-Culver Co. (Class B)......................        56,595
   4,856   Avon Products, Inc................................       253,677
   4,730   Clorox Co.........................................       195,586
  11,235   Colgate-Palmolive Co..............................       562,312
  21,693   Gillette Co.......................................       734,742
   1,935   International Flavors & Fragrances, Inc...........        62,868
  10,655   Kimberly-Clark Corp...............................       660,610
  26,688   Procter & Gamble Co. (The)........................     2,383,238
                                                               ------------
                                                                  4,909,628
                                                               ------------
           INDUSTRIAL CONGLOMERATES (4.8%)
   7,995   3M Co.............................................       983,385
 204,074   General Electric Co.**............................     5,928,350
  16,790   Honeywell International, Inc......................       591,512
   3,470   Ingersoll Rand Co. (Class A) (Bermuda)............       158,440
   1,864   ITT Industries, Inc...............................       131,598
   2,873   Textron, Inc......................................       134,744

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  41,006   Tyco International Ltd. (Bermuda).................  $    553,991
   9,718   United Technologies Corp..........................       659,852
                                                               ------------
                                                                  9,141,872
                                                               ------------
           INDUSTRIAL MACHINERY (0.3%)
   6,287   Illinois Tool Works Inc...........................       429,402
   1,294   McDermott International, Inc.*....................        10,481
   2,408   Parker-Hannifin Corp..............................       115,078
                                                               ------------
                                                                    554,961
                                                               ------------
           INDUSTRIAL SPECIALTIES (0.2%)
   2,648   Ecolab, Inc.......................................       122,417
     992   Millipore Corp.*..................................        31,724
   3,470   PPG Industries, Inc...............................       214,793
   3,134   Sherwin-Williams Co...............................        93,801
                                                               ------------
                                                                    462,735
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (0.4%)
   3,737   Citrix Systems, Inc.*.............................        22,571
   3,513   Computer Sciences Corp.*..........................       167,921
   9,837   Electronic Data Systems Corp......................       365,445
   6,377   PeopleSoft, Inc.*.................................        94,890
   6,609   Unisys Corp.*.....................................        59,481
                                                               ------------
                                                                    710,308
                                                               ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
   5,586   AON Corp..........................................       164,675
   5,623   Marsh & McLennan Companies, Inc...................       543,182
                                                               ------------
                                                                    707,857
                                                               ------------
           INTEGRATED OIL (5.7%)
   1,823   Amerada Hess Corp.................................       150,398
  21,928   ChevronTexaco Corp................................     1,940,628
  12,865   Conoco Inc........................................       357,647
 139,270   Exxon Mobil Corp..................................     5,698,928
   7,861   Phillips Petroleum Co.............................       462,856

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  43,617   Royal Dutch Petroleum Co. (ADR) (Netherlands).....  $  2,410,712
                                                               ------------
                                                                 11,021,169
                                                               ------------
           INTERNET SOFTWARE/ SERVICES (0.2%)
   9,725   Siebel Systems, Inc.*.............................       138,290
  12,278   Yahoo! Inc.*......................................       181,223
                                                               ------------
                                                                    319,513
                                                               ------------
           INVESTMENT BANKS/ BROKERS (1.3%)
   2,053   Bear Stearns Companies, Inc. (The)................       125,644
   5,011   Lehman Brothers Holdings, Inc.....................       313,288
  17,715   Merrill Lynch & Co., Inc..........................       717,458
  22,644   Morgan Stanley (Note 4)...........................       975,504
  28,160   Schwab (Charles) Corp.............................       315,392
                                                               ------------
                                                                  2,447,286
                                                               ------------
           INVESTMENT MANAGERS (0.2%)
   5,373   Franklin Resources, Inc...........................       229,105
   2,535   Price (T.) Rowe Group, Inc........................        83,351
   4,566   Stilwell Financial, Inc...........................        83,101
                                                               ------------
                                                                    395,557
                                                               ------------
           LIFE/HEALTH INSURANCE (0.7%)
  10,639   AFLAC, Inc........................................       340,448
   3,093   Jefferson-Pilot Corp..............................       145,371
   3,840   Lincoln National Corp.............................       161,280
  14,486   MetLife, Inc. (Note 4)............................       417,197
   2,493   Torchmark Corp....................................        95,233
   4,989   UnumProvident Corp................................       126,970
                                                               ------------
                                                                  1,286,499
                                                               ------------
           MAJOR BANKS (5.1%)
  31,610   Bank of America Corp..............................     2,224,080
  14,948   Bank of New York Co., Inc.........................       504,495
  24,103   Bank One Corp.....................................       927,483
   9,841   BB&T Corp.........................................       379,863
   3,619   Comerica, Inc.....................................       222,207

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  21,500   FleetBoston Financial Corp........................  $    695,525
   5,077   Huntington Bancshares, Inc........................        98,595
   8,747   KeyCorp...........................................       238,793
   9,057   Mellon Financial Corp.............................       284,662
  12,504   National City Corp................................       415,758
   5,832   PNC Financial Services Group......................       304,897
   7,122   SouthTrust Corp...................................       186,027
   5,878   SunTrust Banks, Inc...............................       398,058
  28,105   Wachovia Corp.....................................     1,073,049
  35,129   Wells Fargo & Co..................................     1,758,558
                                                               ------------
                                                                  9,712,050
                                                               ------------
           MAJOR TELECOMMUNICATIONS (3.6%)
   6,390   ALLTEL Corp.......................................       300,330
  72,726   AT&T Corp.........................................       778,168
  38,492   BellSouth Corp....................................     1,212,498
  68,591   SBC Communications, Inc...........................     2,092,026
  18,299   Sprint Corp. (FON Group)..........................       194,152
  55,918   Verizon Communications Inc........................     2,245,108
                                                               ------------
                                                                  6,822,282
                                                               ------------
           MANAGED HEALTH CARE (0.7%)
   2,997   Aetna Inc.........................................       143,766
   2,893   CIGNA Corp........................................       281,836
   3,468   Humana, Inc.*.....................................        54,205
   6,324   UnitedHealth Group Inc............................       578,962
   2,978   Wellpoint Health Networks, Inc.*..................       231,718
                                                               ------------
                                                                  1,290,487
                                                               ------------
           MEDIA CONGLOMERATES (2.0%)
  91,437   AOL Time Warner Inc.*.............................     1,345,038
  41,903   Disney (Walt) Co. (The)...........................       791,967
  36,297   Viacom, Inc. (Class B) (Non-Voting)*..............     1,610,498
                                                               ------------
                                                                  3,747,503
                                                               ------------
           MEDICAL DISTRIBUTORS (0.5%)
   2,154   AmerisourceBergen Corp............................       163,704

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   9,275   Cardinal Health, Inc..............................  $    569,578
   5,909   McKesson Corp.....................................       193,224
                                                               ------------
                                                                    926,506
                                                               ------------
           MEDICAL SPECIALTIES (1.6%)
   4,370   Applera Corp. - Applied Biosystems Group..........        85,171
   1,080   Bard (C.R.), Inc..................................        61,106
   1,102   Bausch & Lomb, Inc................................        37,303
  12,344   Baxter International, Inc.*.......................       548,691
   5,305   Becton, Dickinson & Co............................       182,757
   5,503   Biomet, Inc.......................................       149,241
   8,337   Boston Scientific Corp.*..........................       244,441
   6,283   Guidant Corp.*....................................       189,935
  24,931   Medtronic, Inc....................................     1,068,293
   2,511   Pall Corp.........................................        52,103
   1,809   St. Jude Medical, Inc.*...........................       133,595
   4,052   Stryker Corp......................................       216,823
   3,984   Zimmer Holdings, Inc.*............................       142,069
                                                               ------------
                                                                  3,111,528
                                                               ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.1%)
   2,967   Sabre Holdings Corp.*.............................       106,219
                                                               ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,226   Crane Co..........................................        31,116
   3,100   Danaher Corp......................................       205,685
   4,166   Dover Corp........................................       145,810
                                                               ------------
                                                                    382,611
                                                               ------------
           MOTOR VEHICLES (0.8%)
  37,223   Ford Motor Co.....................................       595,568
  11,518   General Motors Corp...............................       615,637
   6,223   Harley-Davidson, Inc..............................       319,053
                                                               ------------
                                                                  1,530,258
                                                               ------------
           MULTI-LINE INSURANCE (2.2%)
  53,657   American International Group, Inc.................     3,661,017
   5,081   Hartford Financial Services Group, Inc. (The).....       302,167

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   3,882   Loews Corp........................................  $    208,463
   2,626   Safeco Corp.......................................        81,117
                                                               ------------
                                                                  4,252,764
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
   2,258   Avery Dennison Corp...............................       141,690
   4,941   Pitney Bowes, Inc.................................       196,257
                                                               ------------
                                                                    337,947
                                                               ------------
           OIL & GAS PIPELINES (0.2%)
  10,940   El Paso Corp......................................       225,473
  10,607   Williams Companies, Inc. (The)....................        63,536
                                                               ------------
                                                                    289,009
                                                               ------------
           OIL & GAS PRODUCTION (0.7%)
   5,099   Anardarko Petroleum Corp..........................       251,381
   2,950   Apache Corp.......................................       169,566
   4,129   Burlington Resources, Inc.........................       156,902
   3,210   Devon Energy Corp.................................       158,189
   2,374   EOG Resources, Inc................................        94,248
   2,059   Kerr-McGee Corp...................................       110,259
   7,700   Occidental Petroleum Corp.........................       230,923
   5,015   Unocal Corp.......................................       185,254
                                                               ------------
                                                                  1,356,722
                                                               ------------
           OIL REFINING/ MARKETING (0.1%)
   1,425   Ashland, Inc......................................        57,713
   6,360   Marathon Oil Corp.................................       172,483
   1,566   Sunoco Inc........................................        55,797
                                                               ------------
                                                                    285,993
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.5%)
   6,927   Baker Hughes Inc..................................       230,600
   3,216   BJ Services Co.*..................................       108,958
   8,946   Halliburton Co....................................       142,599
  11,845   Schlumberger Ltd..................................       550,793
                                                               ------------
                                                                  1,032,950
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OTHER CONSUMER SERVICES (0.3%)
   3,550   Apollo Group, Inc. (Class A)*.....................  $    139,906
   3,768   Block (H.&R.), Inc................................       173,893
  21,420   Cendant Corp.*....................................       340,150
                                                               ------------
                                                                    653,949
                                                               ------------
           OTHER CONSUMER SPECIALTIES (0.1%)
   3,084   Fortune Brands, Inc...............................       172,704
                                                               ------------
           OTHER METALS/ MINERALS (0.1%)
   3,746   Inco Ltd. (Canada)*...............................        84,809
   1,822   Phelps Dodge Corp.*...............................        75,066
                                                               ------------
                                                                    159,875
                                                               ------------
           PACKAGED SOFTWARE (4.2%)
   4,924   Adobe Systems, Inc................................       140,334
   2,355   Autodesk, Inc.....................................        31,204
   4,991   BMC Software, Inc.*...............................        82,851
  11,880   Computer Associates International, Inc............       188,773
   7,675   Compuware Corp.*..................................        46,587
   4,346   Intuit Inc.*......................................       216,083
   1,719   Mercury Interactive Corp.*........................        39,468
 111,208   Microsoft Corp.*..................................     6,018,577
   7,454   Novell, Inc.*.....................................        23,927
 112,763   Oracle Corp.*.....................................     1,067,866
   5,356   Parametric Technology Corp.*......................        19,169
   3,996   Rational Software Corp.*..........................        32,807
   8,403   VERITAS Software Corp.*...........................       166,295
                                                               ------------
                                                                  8,073,941
                                                               ------------
           PERSONNEL SERVICES (0.1%)
   3,618   Robert Half International, Inc.*..................        84,299
   2,287   TMP Worldwide, Inc.*..............................        49,171
                                                               ------------
                                                                    133,470
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.0%)
   2,188   Watson Pharmaceuticals, Inc.*.....................  $     55,291
                                                               ------------
           PHARMACEUTICALS: MAJOR (8.7%)
  32,048   Abbott Laboratories...............................     1,206,607
  39,804   Bristol-Myers Squibb Co...........................     1,022,963
  61,836   Johnson & Johnson.................................     3,231,549
  23,086   Lilly (Eli) & Co..................................     1,302,050
  46,516   Merck & Co., Inc..................................     2,355,570
 128,237   Pfizer, Inc.......................................     4,488,295
  26,554   Pharmacia Corp....................................       994,447
  30,107   Schering-Plough Corp..............................       740,632
  27,235   Wyeth.............................................     1,394,432
                                                               ------------
                                                                 16,736,545
                                                               ------------
           PHARMACEUTICALS: OTHER (0.3%)
   2,654   Allergan, Inc.....................................       177,155
   3,672   Forest Laboratories, Inc.*........................       259,978
   5,093   King Pharmaceuticals, Inc.*.......................       113,319
                                                               ------------
                                                                    550,452
                                                               ------------
           PRECIOUS METALS (0.3%)
  11,110   Barrick Gold Corp. (Canada).......................       210,979
   2,959   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................        52,818
   8,052   Newmont Mining Hldg Co............................       212,009
   6,774   Placer Dome Inc. (Canada).........................        75,937
                                                               ------------
                                                                    551,743
                                                               ------------
           PROPERTY - CASUALTY INSURERS (0.9%)
   5,384   ACE, Ltd. (Bermuda)...............................       170,134
  14,568   Allstate Corp. (The) (Note 4).....................       538,725
   3,520   Chubb Corp. (The).................................       249,216
   3,332   Cincinnati Financial Corp.........................       155,038
   4,521   Progressive Corp. (The)...........................       261,540
   4,278   St. Paul Companies, Inc . (The)...................       166,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,782   XL Capital Ltd. (Class A) (Bermuda)...............  $    235,635
                                                               ------------
                                                                  1,776,788
                                                               ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.0%)
   1,014   Meredith Corp.....................................        38,887
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.5%)
   1,734   Dow Jones & Co., Inc..............................        84,012
   5,475   Gannett Co., Inc..................................       415,553
   1,711   Knight-Ridder, Inc................................       107,707
   3,111   New York Times Co. (The) (Class A)................       160,217
   6,182   Tribune Co........................................       268,917
                                                               ------------
                                                                  1,036,406
                                                               ------------
           PULP & PAPER (0.4%)
   1,193   Boise Cascade Corp................................        41,194
   4,723   Georgia-Pacific Group.............................       116,091
   9,917   International Paper Co............................       432,183
   4,103   MeadWestvaco Corp.................................       137,697
                                                               ------------
                                                                    727,165
                                                               ------------
           RAILROADS (0.5%)
   7,865   Burlington Northern Santa Fe Corp.................       235,950
   4,361   CSX Corp..........................................       152,853
   7,969   Norfolk Southern Corp.............................       186,315
   5,172   Union Pacific Corp................................       327,284
                                                               ------------
                                                                    902,402
                                                               ------------
           REAL ESTATE INVESTMENT TRUSTS (0.3%)
   8,560   Equity Office Properties Trust....................       257,656
   5,639   Equity Residential................................       162,121
   3,792   Plum Creek Timber Co., Inc........................       116,414
   3,615   Simon Property Group, Inc.........................       133,177
                                                               ------------
                                                                    669,368
                                                               ------------
           RECREATIONAL PRODUCTS (0.3%)
   1,849   Brunswick Corp....................................        51,772

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,985   Eastman Kodak Co..................................  $    174,582
   3,551   Hasbro, Inc.......................................        48,152
   1,850   International Game Technology*....................       104,895
   8,959   Mattel, Inc.......................................       188,856
                                                               ------------
                                                                    568,257
                                                               ------------
           REGIONAL BANKS (1.5%)
   7,426   AmSouth Bancorporation............................       166,194
  12,093   Fifth Third Bancorp...............................       805,998
   2,603   First Tennessee National Corp.....................        99,695
   4,358   Marshall & Ilsley Corp............................       134,793
   4,553   Northern Trust Corp...............................       200,605
   4,710   Regions Financial Corp............................       165,557
   6,064   Synovus Financial Corp............................       166,881
  39,257   U.S. Bancorp......................................       916,651
   4,162   Union Planters Corp...............................       134,724
   1,886   Zions Bancorporation..............................        98,261
                                                               ------------
                                                                  2,889,359
                                                               ------------
           RESTAURANTS (0.7%)
   3,556   Darden Restaurants, Inc...........................        87,833
  26,120   McDonald's Corp...................................       743,114
   7,928   Starbucks Corp.*..................................       197,011
   2,353   Wendy's International, Inc........................        93,720
   6,088   Yum! Brands, Inc.*................................       178,074
                                                               ------------
                                                                  1,299,752
                                                               ------------
           SAVINGS BANKS (0.6%)
   4,620   Charter One Financial, Inc........................       158,836
   3,180   Golden West Financial Corp........................       218,720
  20,007   Washington Mutual, Inc............................       742,460
                                                               ------------
                                                                  1,120,016
                                                               ------------
           SEMICONDUCTORS (2.6%)
   7,012   Advanced Micro Devices, Inc.*.....................        68,157
     758   Agere Systems, Inc. (Class A)*....................         1,061
  18,615   Agere Systems, Inc. (Class B)*....................        27,923
   7,890   Altera Corp.*.....................................       107,304

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   7,499   Analog Devices, Inc.*.............................  $    222,720
   6,153   Applied Micro Circuits Corp.*.....................        29,104
   5,515   Broadcom Corp. (Class A)*.........................        96,733
 137,299   Intel Corp........................................     2,508,453
   6,523   Linear Technology Corp............................       205,018
   7,597   LSI Logic Corp.*..................................        66,474
   6,631   Maxim Integrated Products, Inc.*..................       254,166
  12,353   Micron Technology, Inc.*..........................       249,778
   3,680   National Semiconductor Corp.*.....................       107,346
   3,071   NVIDIA Corp.*.....................................        52,760
   3,416   PMC - Sierra, Inc.*...............................        31,666
  35,616   Texas Instruments, Inc............................       844,099
   4,116   Vitesse Semiconductor Corp.*......................        13,007
   6,897   Xilinx, Inc.*.....................................       154,700
                                                               ------------
                                                                  5,040,469
                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.1%)
   8,081   Healthsouth Corp.*................................       103,356
   5,929   IMS Health Inc....................................       106,426
   2,438   Quintiles Transnational Corp.*....................        30,451
                                                               ------------
                                                                    240,233
                                                               ------------
           SPECIALTY INSURANCE (0.2%)
   2,169   Ambac Financial Group, Inc........................       145,757
   3,033   MBIA, Inc.........................................       171,455
   2,170   MGIC Investment Corp..............................       147,126
                                                               ------------
                                                                    464,338
                                                               ------------
           SPECIALTY STORES (0.5%)
   2,165   AutoZone, Inc.*...................................       167,355
   5,995   Bed Bath & Beyond Inc.*...........................       226,251
   6,332   Office Depot, Inc.*...............................       106,378
   9,601   Staples, Inc.*....................................       189,140
   2,992   Tiffany & Co......................................       105,318
   4,321   Toys 'R' Us, Inc.*................................        75,488
                                                               ------------
                                                                    869,930
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           SPECIALTY TELECOMMUNICATIONS (0.1%)
   2,900   CenturyTel, Inc...................................  $     85,550
   5,787   Citizens Communications Co.*......................        48,379
  34,436   Qwest Communications International, Inc.*.........        96,421
                                                               ------------
                                                                    230,350
                                                               ------------
           STEEL (0.1%)
   1,650   Allegheny Technologies Inc........................        26,070
   1,599   Nucor Corp........................................       103,999
   2,079   United States Steel Corp..........................        41,351
   1,755   Worthington Industries, Inc.......................        31,766
                                                               ------------
                                                                    203,186
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  16,317   ADC Telecommunications, Inc.*.....................        37,366
   2,014   Andrew Corp.*.....................................        28,861
   6,775   CIENA Corp.*......................................        28,387
   3,828   Comverse Technology, Inc.*........................        35,447
  19,512   Corning Inc.*.....................................        69,268
  70,362   Lucent Technologies Inc.*.........................       116,801
  46,631   Motorola, Inc.....................................       672,419
  65,873   Nortel Networks Corp. (Canada)*...................        95,516
  15,805   QUALCOMM Inc.*....................................       434,479
   3,216   Scientific-Atlanta, Inc...........................        52,903
   8,437   Tellabs, Inc.*....................................        53,322
                                                               ------------
                                                                  1,624,769
                                                               ------------
           TOBACCO (1.1%)
  43,936   Philip Morris Companies, Inc......................     1,919,124
   3,460   UST, Inc..........................................       117,640
                                                               ------------
                                                                  2,036,764
                                                               ------------
           TOOLS/HARDWARE (0.1%)
   1,652   Black & Decker Corp...............................        79,626

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   1,190   Snap-On, Inc......................................  $     35,331
   1,749   Stanley Works (The)...............................        71,726
                                                               ------------
                                                                    186,683
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.4%)
   7,060   Caterpillar, Inc..................................       345,587
     849   Cummins Inc.......................................        28,102
   4,885   Deere & Co........................................       233,992
   1,242   Navistar International Corp.*.....................        39,744
   2,378   PACCAR, Inc.......................................       105,559
                                                               ------------
                                                                    752,984
                                                               ------------
           WHOLESALE DISTRIBUTORS (0.1%)
   3,573   Genuine Parts Co..................................       124,591
   1,923   Grainger (W.W.), Inc..............................        96,342
                                                               ------------
                                                                    220,933
                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.2%)
  55,573   AT&T Wireless Services Inc.*......................       325,102
  16,734   Nextel Communications, Inc. (Class A)*............        53,716
  20,382   Sprint Corp. (PCS Group)*.........................        91,108
                                                               ------------
                                                                    469,926
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $234,805,706)..............................   186,528,514
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (2.7%)
           U.S. GOVERNMENT AGENCY
$  5,300   Federal Home Loan Bank 1.87% due 07/01/02
            (COST $5,300,000)................................  $  5,300,000
                                                               ------------

  TOTAL INVESTMENTS
   (COST $240,105,706) (b)..........................    99.9%  191,828,514
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.1       122,591
                                                      ------  ------------
  NET ASSETS........................................   100.0% $191,951,105
                                                      ======  ============

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $14,532,254 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $62,809,446, RESULTING IN NET UNREALIZED DEPRECIATION OF $48,277,192.

FUTURES CONTRACTS OPEN AT JUNE 30, 2002:
NUMBER OF                     DESCRIPTION, DELIVERY        UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT           MONTH, AND YEAR           AMOUNT AT VALUE   DEPRECIATION

-------------------------------------------------------------------------------------------

    30         Long     S&P 500 Index/September 2002         $7,425,750        $(186,240)

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                 VALUE

----------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (96.9%)
           AUSTRALIA (1.8%)
           MEDIA CONGLOMERATES
  33,900   News Corporation Ltd. (The) (Pref)
            (ADR)..................................  $   669,525
                                                     -----------
           CANADA (2.4%)
           PRECIOUS METALS
  47,000   Barrick Gold Corp.......................      892,530
                                                     -----------
           FINLAND (3.3%)
           PULP & PAPER
  31,300   UPM-Kymmene Oyj.........................    1,236,888
                                                     -----------
           FRANCE (7.9%)
           ELECTRIC UTILITIES
  30,000   Suez S.A................................      803,034
                                                     -----------
           FOOD: MAJOR DIVERSIFIED
   8,300   Groupe Danone...........................    1,145,424
                                                     -----------
           OIL REFINING/MARKETING
   6,200   TotalFinaElf S.A........................    1,010,514
                                                     -----------
           TOTAL FRANCE............................    2,958,972
                                                     -----------
           GERMANY (3.2%)
           MOTOR VEHICLES
  28,800   Bayerische Motoren Werke (BMW) AG.......    1,173,786
                                                     -----------
           JAPAN (5.7%)
           ELECTRONICS/APPLIANCES
  20,700   Sony Corp...............................    1,095,852
                                                     -----------
           MOTOR VEHICLES
  25,000   Honda Motor Co..........................    1,016,141
                                                     -----------
           TOTAL JAPAN.............................    2,111,993
                                                     -----------
           NETHERLANDS (6.5%)
           BEVERAGES: ALCOHOLIC
  27,000   Heineken NV.............................    1,189,561
                                                     -----------

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT
  38,900   ASML Holdings NV (Registered Shares)*...  $   588,168
                                                     -----------
           LIFE/HEALTH INSURANCE
  30,500   Aegon NV................................      638,318
                                                     -----------
           TOTAL NETHERLANDS.......................    2,416,047
                                                     -----------
           SWITZERLAND (2.6%)
           CHEMICALS: AGRICULTURAL
  16,200   Syngenta AG.............................      978,388
                                                     -----------
           UNITED KINGDOM (9.9%)
           BEVERAGES: ALCOHOLIC
 105,000   Diageo PLC..............................    1,369,454
                                                     -----------
           FINANCIAL CONGLOMERATES
  65,000   HSBC Holdings PLC.......................      745,833
                                                     -----------
           INTEGRATED OIL
  19,100   BP PLC (ADR)............................      964,359
                                                     -----------
           PHARMACEUTICALS: MAJOR
  15,000   AstraZeneca PLC (ADR)...................      615,000
                                                     -----------
           TOTAL UNITED KINGDOM....................    3,694,646
                                                     -----------
           UNITED STATES (53.6%)
           AEROSPACE & DEFENSE
  12,600   General Dynamics Corp...................    1,340,010
                                                     -----------
           CHEMICALS: MAJOR DIVERSIFIED
  29,500   Dow Chemical Co. (The)..................    1,014,210
                                                     -----------
           COMPUTER COMMUNICATIONS
  58,000   Cisco Systems, Inc.*....................      809,100
                                                     -----------
           DISCOUNT STORES
  21,600   Wal-Mart Stores, Inc....................    1,188,216
                                                     -----------
           FINANCE/RENTAL/LEASING
  27,100   MBNA Corp...............................      896,197
                                                     -----------
           FINANCIAL CONGLOMERATES
  19,800   Citigroup, Inc..........................      767,250
  19,400   State Street Corp.......................      867,180
                                                     -----------
                                                       1,634,430
                                                     -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                VALUE

----------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED
  32,000   Kraft Foods Inc. (Class A)..............  $ 1,310,400
  23,800   PepsiCo, Inc............................    1,147,160
                                                     -----------
                                                       2,457,560
                                                     -----------
           HOME IMPROVEMENT CHAINS
  21,300   Home Depot, Inc. (The)..................      782,349
                                                     -----------
           INDUSTRIAL CONGLOMERATES
   9,200   3M Co...................................    1,131,600
  24,700   General Electric Co.....................      717,535
                                                     -----------
                                                       1,849,135
                                                     -----------
           INTEGRATED OIL
  21,700   Exxon Mobil Corp........................      887,964
                                                     -----------
           MAJOR TELECOMMUNICATIONS
  16,300   Verizon Communications Inc..............      654,445
                                                     -----------
           MEDIA CONGLOMERATES
  30,000   AOL Time Warner Inc.*...................      441,300
                                                     -----------
           MEDICAL SPECIALTIES
  24,000   Medtronic, Inc..........................    1,028,400
                                                     -----------
           MULTI-LINE INSURANCE
  10,300   American International Group, Inc.......      702,769
                                                     -----------
           OILFIELD SERVICES/EQUIPMENT
  17,200   Schlumberger Ltd........................      799,800
                                                     -----------
           PACKAGED SOFTWARE
  16,000   Microsoft Corp.*........................      865,920
  52,400   Oracle Corp.*...........................      496,228
                                                     -----------
                                                       1,362,148
                                                     -----------
           PHARMACEUTICALS: MAJOR
  16,800   Abbott Laboratories.....................      632,520
  12,100   Merck & Co., Inc........................      612,744
  16,700   Wyeth...................................      855,040
                                                     -----------
                                                       2,100,304
                                                     -----------
           TOTAL UNITED STATES.....................   19,948,337
                                                     -----------
           TOTAL COMMON AND PREFERRED STOCKS
            (COST $43,354,974).....................   36,081,112
                                                     -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                              VALUE

----------------------------------------------------------------

           SHORT-TERM INVESTMENT (2.4%)
           REPURCHASE AGREEMENT
$    890   The Bank of New York 1.563% due 07/01/02
            (dated 06/28/02; proceeds $890,727) (a)
            (COST $890,611)........................  $   890,611
                                                     -----------

  TOTAL INVESTMENTS
   (COST $44,245,585) (b).................    99.3%  36,971,723
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.7      268,639
                                            ------  -----------
  NET ASSETS..............................   100.0% $37,240,362
                                            ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY $908,431 U.S. TREASURY NOTE 5.75% DUE 04/30/03 VALUED AT $900,386.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,832,408 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $9,106,270, RESULTING IN NET UNREALIZED DEPRECIATION OF $7,273,862.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

 FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JUNE 30, 2002:
    CONTRACTS TO       IN EXCHANGE   DELIVERY   UNREALIZED
       DELIVER             FOR         DATE    DEPRECIATION

 ----------------------------------------------------------

   JPY 12,335,567       $102,583     07/02/02    $  (583)
   JPY 18,032,507       $149,958     07/02/02       (853)
                                                 -------
       Total unrealized depreciation.........    $(1,436)
                                                 =======

 CURRENCY ABBREVIATION:
 JPY  Japanese Yen.

SUMMARY OF INVESTMENTS

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Aerospace & Defense...............................  $ 1,340,010       3.6%
Beverages: Alcoholic..............................    2,559,015       6.9
Chemicals: Agricultural...........................      978,388       2.6
Chemicals: Major Diversified......................    1,014,210       2.7
Computer Communications...........................      809,100       2.2
Discount Stores...................................    1,188,216       3.2
Electric Utilities................................      803,034       2.2
Electronic Production Equipment...................      588,168       1.6
Electronics/Appliances............................    1,095,852       2.9
Finance/Rental/Leasing............................      896,197       2.4
Financial Conglomerates...........................    2,380,263       6.4
Food: Major Diversified...........................    3,602,984       9.7
Home Improvement Chains...........................      782,349       2.1
Industrial Conglomerates..........................    1,849,135       5.0
Integrated Oil....................................    1,852,323       5.0
Life/Health Insurance.............................      638,318       1.7
Major Telecommunications..........................      654,445       1.8
Media Conglomerates...............................    1,110,825       3.0
Medical Specialties...............................    1,028,400       2.7

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Motor Vehicles....................................  $ 2,189,927       5.9%
Multi-Line Insurance..............................      702,769       1.9
Oil Refining/Marketing............................    1,010,514       2.7
Oilfield Services/Equipment.......................      799,800       2.1
Packaged Software.................................    1,362,148       3.6
Pharmaceuticals: Major............................    2,715,304       7.3
Precious Metals...................................      892,530       2.4
Pulp & Paper......................................    1,236,888       3.3
Repurchase Agreement..............................      890,611       2.4
                                                    -----------   -------
                                                    $36,971,723      99.3%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $35,411,587      95.1%
Preferred Stocks..................................      669,525       1.8
Short-Term Investment.............................      890,611       2.4
                                                    -----------   -------
                                                    $36,971,723      99.3%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (96.9%)
           ADVERTISING/MARKETING SERVICES (0.1%)
   4,700   Getty Images, Inc.*...............................  $   102,319
                                                               -----------
           AEROSPACE & DEFENSE (5.3%)
   4,200   Alliant Techsystems, Inc.*........................      267,960
   2,400   DRS Technologies, Inc.*...........................      102,600
   2,200   General Dynamics Corp.............................      233,970
   6,200   L-3 Communications Holdings, Inc.*................      334,800
  20,200   Lockheed Martin Corp..............................    1,403,900
   7,800   Northrop Grumman Corp.............................      975,000
  12,700   Raytheon Co.......................................      517,525
                                                               -----------
                                                                 3,835,755
                                                               -----------
           AIR FREIGHT/COURIERS (1.3%)
  12,500   FedEx Corp........................................      667,500
   4,800   United Parcel Service, Inc. (Class B).............      296,400
                                                               -----------
                                                                   963,900
                                                               -----------
           APPAREL/FOOTWEAR (1.2%)
   9,500   Coach, Inc.*......................................      521,550
   6,000   Nike, Inc. (Class B)..............................      321,900
                                                               -----------
                                                                   843,450
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (1.3%)
   8,500   Chico's FAS, Inc.*................................      308,720
  22,800   Hot Topic, Inc.*..................................      608,988
                                                               -----------
                                                                   917,708
                                                               -----------
           AUTO PARTS: O.E.M. (0.2%)
   2,000   Eaton Corp........................................      145,500
                                                               -----------
           BEVERAGES: ALCOHOLIC (0.9%)
  12,860   Anheuser-Busch Companies, Inc.....................      643,000
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (2.4%)
  19,900   Coca-Cola Co. (The)...............................    1,114,400
  17,500   Coca-Cola Enterprises Inc.........................      386,400

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   6,400   Pepsi Bottling Group, Inc. (The)..................  $   197,120
                                                               -----------
                                                                 1,697,920
                                                               -----------
           BIOTECHNOLOGY (3.1%)
  10,500   Amgen Inc.*.......................................      439,740
  12,600   Gilead Sciences, Inc.*............................      414,288
  14,570   MedImmune, Inc.*..................................      384,648
   6,800   Myriad Genetics, Inc.*............................      138,312
   9,500   Neurocrine Biosciences, Inc.*.....................      272,175
   9,500   NPS Pharmaceuticals, Inc.*........................      145,540
   6,400   Transkaryotic Therapies, Inc.*....................      230,720
   4,900   Trimeris, Inc.*...................................      217,511
                                                               -----------
                                                                 2,242,934
                                                               -----------
           BROADCASTING (1.3%)
   4,900   Entercom Communications Corp.*....................      224,910
   9,100   Sinclair Broadcast Group, Inc. (Class A)*.........      131,395
   8,800   Univision Communications, Inc. (Class A)*.........      276,320
  10,000   Westwood One, Inc.*...............................      334,200
                                                               -----------
                                                                   966,825
                                                               -----------
           BUILDING PRODUCTS (0.6%)
   2,100   American Standard Companies, Inc.*................      157,710
  10,600   Masco Corp........................................      287,366
                                                               -----------
                                                                   445,076
                                                               -----------
           CASINO/GAMING (0.6%)
  13,700   MGM Mirage Inc.*..................................      462,375
                                                               -----------
           CATALOG/SPECIALTY DISTRIBUTION (0.3%)
   6,000   J. Jill Group Inc.*...............................      227,700
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.5%)
   7,400   Du Pont (E.I.) de Nemours & Co....................      328,560
                                                               -----------
           CHEMICALS: SPECIALTY (0.4%)
   5,400   Air Products & Chemicals, Inc.....................      272,538
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           COMPUTER COMMUNICATIONS (1.3%)
  12,000   Brocade Communications Systems, Inc.*.............  $   209,760
  52,300   Cisco Systems, Inc.*..............................      729,585
                                                               -----------
                                                                   939,345
                                                               -----------
           COMPUTER PERIPHERALS (0.6%)
  43,600   EMC Corp.*........................................      329,180
   1,400   Lexmark International, Inc.*......................       76,160
                                                               -----------
                                                                   405,340
                                                               -----------
           COMPUTER PROCESSING HARDWARE (0.7%)
  10,300   Dell Computer Corp.*..............................      269,242
  17,200   Hewlett-Packard Co................................      262,816
                                                               -----------
                                                                   532,058
                                                               -----------
           CONTAINERS/PACKAGING (1.0%)
  22,000   Pactiv Corp.*.....................................      523,600
   6,600   Sonoco Products Co................................      186,912
                                                               -----------
                                                                   710,512
                                                               -----------
           CONTRACT DRILLING (2.0%)
  13,300   ENSCO International Inc...........................      362,558
  13,300   GlobalSantaFe Corp................................      363,755
   4,500   Nabors Industries, Ltd. (Barbados)*...............      158,175
   7,700   Noble Corp.*......................................      297,220
  10,300   Rowan Companies, Inc..............................      220,935
                                                               -----------
                                                                 1,402,643
                                                               -----------
           DATA PROCESSING SERVICES (1.3%)
   1,400   Affiliated Computer Services, Inc. (Class A)*.....       66,472
   6,100   Bisys Group, Inc. (The)*..........................      203,130
  21,100   CheckFree Corp.*..................................      330,004
   5,900   Concord EFS, Inc.*................................      177,826
   4,400   First Data Corp...................................      163,680
                                                               -----------
                                                                   941,112
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           DEPARTMENT STORES (0.7%)
   5,200   Kohl's Corp.*.....................................  $   364,416
   2,700   Sears, Roebuck & Co...............................      146,610
                                                               -----------
                                                                   511,026
                                                               -----------
           DISCOUNT STORES (2.6%)
   3,900   Target Corp.......................................      148,590
  31,700   Wal-Mart Stores, Inc..............................    1,743,817
                                                               -----------
                                                                 1,892,407
                                                               -----------
           ELECTRICAL PRODUCTS (0.4%)
   8,800   Molex Inc.........................................      295,064
                                                               -----------
           ELECTRONIC COMPONENTS (0.3%)
  10,000   Vishay Intertechnology, Inc.*.....................      220,000
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (0.5%)
   8,000   KLA-Tencor Corp.*.................................      351,920
                                                               -----------
           ELECTRONICS/ APPLIANCES (0.5%)
   2,000   Maytag Corp.......................................       85,300
   4,900   Sony Corp. (ADR) (Japan)..........................      260,190
                                                               -----------
                                                                   345,490
                                                               -----------
           FINANCE/RENTAL/ LEASING (1.7%)
   3,800   Capital One Financial Corp........................      231,990
   4,200   Countrywide Credit Industries, Inc................      202,650
  17,800   Ryder System, Inc.................................      482,202
   3,200   SLM Corp..........................................      310,080
                                                               -----------
                                                                 1,226,922
                                                               -----------
           FINANCIAL CONGLOMERATES (1.6%)
  29,600   Citigroup, Inc....................................    1,147,000
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (0.4%)
   6,100   Moody's Corp......................................      303,475
                                                               -----------
           FOOD RETAIL (0.3%)
   4,300   Whole Foods Market, Inc.*.........................      207,346
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD: MAJOR DIVERSIFIED (0.8%)
  11,300   PepsiCo, Inc......................................  $   544,660
                                                               -----------
           FOOD: MEAT/FISH/DAIRY (1.6%)
   8,700   ConAgra Foods Inc.................................      240,555
  11,400   Dean Foods Co.*...................................      425,220
   7,400   Dreyer's Grand Ice Cream, Inc.....................      507,640
                                                               -----------
                                                                 1,173,415
                                                               -----------
           HOME BUILDING (0.6%)
   2,600   Lennar Corp.......................................      159,120
   3,800   Meritage Corp.*...................................      173,470
   2,200   Ryland Group, Inc. (The)..........................      109,450
                                                               -----------
                                                                   442,040
                                                               -----------
           HOME FURNISHINGS (0.4%)
   3,600   Furniture Brands International, Inc.*.............      108,900
   2,500   Mohawk Industries, Inc.*..........................      153,825
                                                               -----------
                                                                   262,725
                                                               -----------
           HOME IMPROVEMENT CHAINS (0.8%)
  12,100   Lowe's Companies, Inc.............................      549,340
                                                               -----------
           HOSPITAL/NURSING MANAGEMENT (2.1%)
  12,700   HCA Inc...........................................      603,250
  13,000   Tenet Healthcare Corp.*...........................      930,150
                                                               -----------
                                                                 1,533,400
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (0.4%)
  10,700   Hilton Hotels Corp................................      148,730
   4,400   Starwood Hotels & Resorts Worldwide, Inc..........      144,716
                                                               -----------
                                                                   293,446
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (1.9%)
   5,500   Avon Products, Inc................................      287,320
   7,900   Dial Corp. (The)..................................      158,158

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   3,200   Kimberly-Clark Corp...............................  $   198,400
   7,800   Procter & Gamble Co. (The)........................      696,540
                                                               -----------
                                                                 1,340,418
                                                               -----------
           INDUSTRIAL CONGLOMERATES (1.0%)
   1,800   3M Co.............................................      221,400
   7,200   ITT Industries, Inc...............................      508,320
                                                               -----------
                                                                   729,720
                                                               -----------
           INDUSTRIAL SPECIALTIES (0.8%)
   8,400   Ecolab, Inc.......................................      388,332
  13,500   RPM, Inc..........................................      205,875
                                                               -----------
                                                                   594,207
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (0.3%)
   5,600   Manhattan Associates, Inc.*.......................      180,096
   2,800   MTC Technologies, Inc.*...........................       53,200
                                                               -----------
                                                                   233,296
                                                               -----------
           INTERNET RETAIL (0.3%)
  13,300   Amazon.com, Inc.*.................................      216,125
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (0.2%)
  15,100   BEA Systems, Inc.*................................      142,091
                                                               -----------
           INVESTMENT BANKS/ BROKERS (3.3%)
   3,400   Goldman Sachs Group, Inc. (The)...................      249,390
   8,000   Legg Mason, Inc...................................      394,720
  23,320   Lehman Brothers Holdings, Inc.....................    1,457,967
   6,000   Merrill Lynch & Co., Inc..........................      243,000
                                                               -----------
                                                                 2,345,077
                                                               -----------
           INVESTMENT MANAGERS (0.4%)
   6,400   Franklin Resources, Inc...........................      272,896
                                                               -----------
           LIFE/HEALTH INSURANCE (0.4%)
   8,400   AFLAC, Inc........................................      268,800
                                                               -----------
           MAJOR BANKS (5.8%)
  22,700   Bank of America Corp..............................    1,597,172
  31,300   Bank One Corp.....................................    1,204,424

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   5,800   Comerica, Inc.....................................  $   356,120
  20,800   Wells Fargo & Co..................................    1,041,248
                                                               -----------
                                                                 4,198,964
                                                               -----------
           MAJOR TELECOMMUNICATIONS (0.2%)
   4,700   BellSouth Corp....................................      148,050
                                                               -----------
           MANAGED HEALTH CARE (1.0%)
   9,900   Health Net Inc.*..................................      265,023
   5,700   Mid Atlantic Medical Services, Inc.*..............      178,695
   3,200   UnitedHealth Group Inc............................      292,960
                                                               -----------
                                                                   736,678
                                                               -----------
           MEDIA CONGLOMERATES (1.9%)
  11,000   Disney (Walt) Co. (The)...........................      207,900
  26,000   Viacom, Inc. (Class B) (Non-Voting)*..............    1,153,620
                                                               -----------
                                                                 1,361,520
                                                               -----------
           MEDICAL SPECIALTIES (2.2%)
   5,400   Becton, Dickinson & Co............................      186,030
   9,500   Boston Scientific Corp.*..........................      278,540
   7,400   CTI Molecular Imaging, Inc.*......................      169,756
   5,200   Medtronic, Inc....................................      222,820
  15,300   Varian Medical Systems, Inc.*.....................      620,415
   2,520   Zimmer Holdings, Inc.*............................       89,864
                                                               -----------
                                                                 1,567,425
                                                               -----------
           METAL FABRICATIONS (0.6%)
   4,300   Harsco Corp.......................................      161,250
  12,300   Timken Co. (The)..................................      274,659
                                                               -----------
                                                                   435,909
                                                               -----------
           MOTOR VEHICLES (0.5%)
  18,900   Honda Motor Co., Ltd. (ADR) (Japan)...............      391,419
                                                               -----------
           MOVIES/ENTERTAINMENT (0.3%)
   9,500   Fox Entertainment Group, Inc. (Class A)*..........      206,625
                                                               -----------
           MULTI-LINE INSURANCE (0.7%)
   7,700   American International Group, Inc.................      525,371
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           OIL & GAS PRODUCTION (0.6%)
   4,900   Kerr-McGee Corp...................................  $   262,395
   9,800   Suncor Energy, Inc. (Canada)......................      175,028
                                                               -----------
                                                                   437,423
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (2.3%)
  11,000   BJ Services Co.*..................................      372,680
  14,700   Schlumberger Ltd..................................      683,550
   4,700   Smith International, Inc.*........................      320,493
   7,000   Weatherford International, Ltd.*..................      302,400
                                                               -----------
                                                                 1,679,123
                                                               -----------
           OTHER CONSUMER SERVICES (2.3%)
   7,100   Apollo Group, Inc. (Class A)*.....................      279,811
   5,600   Corinthian Colleges, Inc.*........................      189,784
   6,300   eBay, Inc.*.......................................      388,206
   4,400   Expedia, Inc. (Class A)*..........................      260,876
   5,200   Ticketmaster (Class B)*...........................       97,292
   9,600   Weight Watchers International, Inc.*..............      417,024
                                                               -----------
                                                                 1,632,993
                                                               -----------
           PACKAGED SOFTWARE (3.2%)
   9,400   BMC Software, Inc.*...............................      156,040
   6,400   Intuit Inc.*......................................      318,208
   3,300   Mercury Interactive Corp.*........................       75,768
  25,300   Microsoft Corp.*..................................    1,369,236
  43,900   Oracle Corp.*.....................................      415,733
                                                               -----------
                                                                 2,334,985
                                                               -----------
           PERSONNEL SERVICES (0.5%)
   8,900   Manpower, Inc.....................................      327,075
                                                               -----------
           PHARMACEUTICALS: MAJOR (2.2%)
  32,200   Pfizer, Inc.......................................    1,127,000
   6,800   Pharmacia Corp....................................      254,660
   4,510   Wyeth.............................................      230,912
                                                               -----------
                                                                 1,612,572
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PHARMACEUTICALS: OTHER (0.4%)
   3,900   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................  $   260,442
                                                               -----------
           PRECIOUS METALS (1.9%)
  27,400   Gold Fields Ltd. (ADR) (South Africa).............      307,428
  42,800   Goldcorp Inc. (Canada)............................      425,860
  23,500   Newmont Mining Hldg Co............................      618,755
                                                               -----------
                                                                 1,352,043
                                                               -----------
           PROPERTY - CASUALTY INSURERS (2.4%)
  10,800   Allstate Corp. (The) (Note 4).....................      399,384
     200   Berkshire Hathaway, Inc. (Class B)*...............      446,800
   5,400   Mercury General Corp..............................      261,900
   7,500   Progressive Corp. (The)...........................      433,875
   5,600   RenaissanceRe Holdings Ltd. (Bermuda).............      204,960
                                                               -----------
                                                                 1,746,919
                                                               -----------
           PUBLISHING: NEWSPAPERS (0.3%)
   2,700   Gannett Co., Inc..................................      204,930
                                                               -----------
           RAILROADS (1.1%)
   6,500   CSX Corp..........................................      227,825
  12,900   Norfolk Southern Corp.............................      301,602
   4,100   Union Pacific Corp................................      259,448
                                                               -----------
                                                                   788,875
                                                               -----------
           RECREATIONAL PRODUCTS (2.9%)
  26,000   Activision, Inc.*.................................      755,560
  10,600   Electronic Arts Inc.*.............................      700,130
  20,600   Mattel, Inc.*.....................................      434,248
  10,200   Nintendo Co., Ltd. (ADR) (Japan)..................      187,941
                                                               -----------
                                                                 2,077,879
                                                               -----------
           REGIONAL BANKS (0.8%)
   8,400   Fifth Third Bancorp...............................      559,860
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           RESTAURANTS (1.9%)
   2,200   Brinker International, Inc.*......................  $    69,850
   4,700   CBRL Group, Inc...................................      143,444
   3,500   Cheesecake Factory, Inc. (The)*...................      124,180
   6,500   Landry's Restaurants, Inc.........................      165,815
  10,700   McDonald's Corp.*.................................      304,415
  14,000   Wendy's International, Inc........................      557,620
                                                               -----------
                                                                 1,365,324
                                                               -----------
           SAVINGS BANKS (0.7%)
  15,200   Charter One Financial, Inc........................      522,576
                                                               -----------
           SEMICONDUCTORS (2.7%)
  10,400   Fairchild Semiconductor Corp. (Class A)*..........      252,720
   5,000   Linear Technology Corp............................      157,150
   5,800   Marvell Technology Group Ltd. (Bermuda)*..........      115,362
   3,400   Maxim Integrated Products, Inc.*..................      130,322
  15,750   Microchip Technology Inc.*........................      432,023
   7,000   Micron Technology, Inc.*..........................      141,540
  11,200   National Semiconductor Corp.*.....................      326,704
  14,700   Texas Instruments, Inc............................      348,390
                                                               -----------
                                                                 1,904,211
                                                               -----------
           SERVICES TO THE HEALTH INDUSTRY (1.7%)
  19,600   Laboratory Corp. of America Holdings*.............      894,740
   3,800   Quest Diagnostics Inc.*...........................      326,990
                                                               -----------
                                                                 1,221,730
                                                               -----------
           SPECIALTY INSURANCE (1.1%)
   3,300   Ambac Financial Group, Inc........................      221,760
   9,500   MBIA, Inc.........................................      537,035
                                                               -----------
                                                                   758,795
                                                               -----------
           SPECIALTY STORES (0.9%)
  13,000   GameStop Corp.*...................................      272,870

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   8,400   Staples, Inc.*....................................  $   165,480
   7,200   Williams-Sonoma, Inc.*............................      220,752
                                                               -----------
                                                                   659,102
                                                               -----------
           STEEL (0.6%)
   6,700   Nucor Corp........................................      435,768
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (0.5%)
  25,100   Motorola, Inc.....................................      361,942
                                                               -----------
           TRUCKING (1.2%)
   5,500   Hunt (J.B.) Tansport Services, Inc.*..............      162,360
   4,600   Landstar System, Inc.*............................      491,510
   8,100   Swift Transportation Co., Inc.*...................      188,730
                                                               -----------
                                                                   842,600
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.4%)
  14,000   AGCO Corp.*.......................................      273,000
                                                               -----------
           WHOLESALE DISTRIBUTORS (0.4%)
   8,200   Genuine Parts Co..................................      285,934
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $71,327,548)...............................   69,686,938
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           U.S. GOVERNMENT OBLIGATION (2.9%)
 $ 2,075   U.S. Treasury Note 4.875% due 02/15/12
            (COST $2,110,632)................................  $ 2,082,781
                                                               -----------
           SHORT-TERM INVESTMENT (4.0%)
           REPURCHASE AGREEMENT
   2,932   The Bank of New York 1.563% due 07/01/02 (dated
            06/28/02; proceeds $2,932,662) (a) (COST
            $2,932,280)......................................    2,932,280
                                                               -----------

  TOTAL INVESTMENTS
   (COST $76,370,460)(B)............................   103.8%  74,701,999
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (3.8)  (2,751,403)
                                                      ------  -----------

  NET ASSETS........................................   100.0% $71,950,596
                                                      ======  ===========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 (A) COLLATERALIZED BY $2,072,649 U.S. TREASURY BOND 9.875% DUE 11/15/15 VALUED AT $2,990,951.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $3,070,132 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,738,593, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,668,461.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           COMMON STOCKS (95.3%)
           CABLE/SATELLITE TV (0.7%)
   7,100   Charter Communications, Inc. (Class A)*...........  $   28,968
   1,200   Comcast Corp. (Class A Special)*..................      28,116
                                                               ----------
                                                                   57,084
                                                               ----------
           CATALOG/SPECIALTY DISTRIBUTION (1.5%)
   4,500   Insight Enterprises, Inc.*........................     113,355
                                                               ----------
           COMPUTER COMMUNICATIONS (9.2%)
   5,900   Adaptec, Inc.*....................................      46,551
   6,900   Brocade Communications Systems, Inc.*.............     120,612
  31,200   Cisco Systems, Inc.*..............................     435,240
   3,600   Emulex Corp.*.....................................      81,036
   4,100   McDATA Corp. (Class A)*...........................      36,121
                                                               ----------
                                                                  719,560
                                                               ----------
           COMPUTER PERIPHERALS (1.1%)
   5,900   EMC Corp.*........................................      44,545
   3,500   Network Appliance, Inc.*..........................      43,435
                                                               ----------
                                                                   87,980
                                                               ----------
           COMPUTER PROCESSING HARDWARE (5.5%)
   8,800   Dell Computer Corp.*..............................     230,032
   7,463   Hewlett-Packard Co................................     114,035
  16,500   Sun Microsystems, Inc.*...........................      82,665
                                                               ----------
                                                                  426,732
                                                               ----------
           DATA PROCESSING SERVICES (2.1%)
   3,500   Affiliated Computer Services, Inc. (Class A)*.....     166,180
                                                               ----------
           ELECTRONIC COMPONENTS (3.0%)
   5,000   SanDisk Corp.*....................................      62,000
   7,800   Vishay Intertechnology, Inc.*.....................     171,600
                                                               ----------
                                                                  233,600
                                                               ----------

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT (7.5%)
   9,800   Applied Materials, Inc.*..........................  $  186,396
   2,300   ASM International NV (Netherlands)*...............      39,698
   5,900   ASML Holding NV (Netherlands)*....................      89,208
   1,700   KLA-Tencor Corp.*.................................      74,783
   2,900   Novellus Systems, Inc.*...........................      98,600
   4,000   Teradyne, Inc.*...................................      94,000
                                                               ----------
                                                                  582,685
                                                               ----------
           FINANCIAL PUBLISHING/ SERVICES (4.0%)
  11,800   SunGard Data Systems Inc.*........................     312,464
                                                               ----------
           INDUSTRIAL SPECIALTIES (1.1%)
   2,000   Cabot Microelectronics Corp.*.....................      86,320
                                                               ----------
           INFORMATION TECHNOLOGY SERVICES (3.6%)
   2,600   Accenture Ltd. (Class A) (Bermuda)*...............      49,400
   6,200   Anteon International Corp.........................     156,736
   1,200   Citrix Systems, Inc.*.............................       7,248
   4,100   PeopleSoft, Inc.*.................................      61,008
     100   SRA International, Inc. (Class A).................       2,698
                                                               ----------
                                                                  277,090
                                                               ----------
           INTERNET RETAIL (0.6%)
   2,900   Amazon.com, Inc.*.................................      47,125
                                                               ----------
           INTERNET SOFTWARE/ SERVICES (3.5%)
   5,900   BEA Systems, Inc.*................................      55,519
   9,400   KPMG Consulting, Inc.*............................     139,684
   5,900   MatrixOne, Inc.*..................................      35,459
   2,500   Siebel Systems, Inc.*.............................      35,550
   1,400   VeriSign, Inc.*...................................      10,066
                                                               ----------
                                                                  276,278
                                                               ----------
           OILFIELD SERVICES/ EQUIPMENT (1.9%)
   3,100   Schlumberger Ltd..................................     144,150
                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           PACKAGED SOFTWARE (17.6%)
   5,000   HPL Technologies, Inc.*...........................  $   75,300
   5,900   i2 Technologies, Inc.*............................       8,732
   1,800   Manugistics Group, Inc.*..........................      10,998
   1,800   Mercury Interactive Corp.*........................      41,328
   4,100   Micromuse Inc.*...................................      18,245
  12,850   Microsoft Corp.*..................................     695,442
   9,800   Network Associates, Inc.*.........................     188,846
  12,400   Oracle Corp.*.....................................     117,428
   5,900   Red Hat, Inc.*....................................      34,633
   3,500   SAP AG (ADR) (Germany)............................      85,015
   4,700   VERITAS Software Corp.*...........................      93,013
                                                               ----------
                                                                1,368,980
                                                               ----------
           RECREATIONAL PRODUCTS (1.4%)
   3,700   Activision, Inc.*.................................     107,522
                                                               ----------
           SEMICONDUCTORS (24.7%)
  34,700   Agere Systems, Inc. (Class A)*....................      48,580
   2,570   Altera Corp.*.....................................      34,952
   3,500   Analog Devices, Inc.*.............................     103,950
   8,800   Conexant Systems, Inc.*...........................      14,256
  26,200   Intel Corp........................................     478,674
   5,000   Integrated Circuit Systems, Inc.*.................     100,950
   4,750   Intersil Corp. (Class A)*.........................     101,555
   4,600   Linear Technology Corp............................     144,578
   4,500   Marvell Technology Group Ltd. (Bermuda)*..........      89,505
   3,500   Maxim Integrated Products, Inc.*..................     134,155
   5,850   Microchip Technology Inc.*........................     160,465
   3,200   PMC - Sierra, Inc.*...............................      29,664
   3,088   Skyworks Solutions, Inc.*.........................      17,143
  15,620   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
            (Taiwan).........................................     203,060
   7,100   Texas Instruments, Inc............................     168,270
   4,100   Xilinx, Inc.*.....................................      91,963
                                                               ----------
                                                                1,921,720
                                                               ----------

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (6.3%)
   3,500   Centillium Communications, Inc.*..................  $   30,520
   2,900   CIENA Corp.*......................................      12,151
  14,700   Motorola, Inc.....................................     211,974
   1,200   Nokia Corp. (ADR) (Finland).......................      17,376
   7,100   QUALCOMM Inc.*....................................     195,179
   3,000   RF Micro Devices, Inc.*...........................      22,860
                                                               ----------
                                                                  490,060
                                                               ----------
           TOTAL COMMON STOCKS
            (COST $10,091,299)...............................   7,418,885
                                                               ----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (a) (8.2%)
           U.S. GOVERNMENT AGENCY
 $   640   Federal Home Loan Banks 1.87% due 07/01/02
            (COST $640,000)..................................     640,000
                                                               ----------

  TOTAL INVESTMENTS
   (COST $10,731,299) (b)...........................   103.5%  8,058,885
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (3.5)   (269,819)
                                                      ------  ----------
  NET ASSETS........................................   100.0% $7,789,066
                                                      ======  ==========

---------------------------------------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $92,277 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $2,764,691, RESULTING IN NET UNREALIZED DEPRECIATION OF $2,672,414.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED)

NUMBER OF
 SHARES                                                            VALUE

----------------------------------------------------------------------------

           COMMON STOCKS (61.6%)
           AEROSPACE & DEFENSE (3.0%)
  83,000   Lockheed Martin Corp..............................  $   5,768,500
 229,000   Raytheon Co.......................................      9,331,750
                                                               -------------
                                                                  15,100,250
                                                               -------------
           AGRICULTURAL COMMODITIES/MILLING (0.4%)
 150,000   Archer-Daniels-Midland Co.........................      1,918,500
                                                               -------------
           APPAREL/FOOTWEAR RETAIL (0.2%)
  50,000   Gap, Inc. (The)...................................        710,000
  20,000   Genesco Inc.*.....................................        487,000
                                                               -------------
                                                                   1,197,000
                                                               -------------
           AUTO PARTS: O.E.M. (0.2%)
 100,000   Delphi Automotive Systems Corp....................      1,320,000
                                                               -------------
           BIOTECHNOLOGY (1.6%)
 236,400   Applera Corp. - Celera Genomics Group*............      2,836,800
 160,000   Bruker Daltonics, Inc.*...........................        632,000
  50,000   Celgene Corp.*....................................        765,000
 111,300   Enzon, Inc.*......................................      2,739,093
 100,000   Human Genome Sciences, Inc.*......................      1,340,000
                                                               -------------
                                                                   8,312,893
                                                               -------------
           CHEMICALS: MAJOR DIVERSIFIED (1.3%)
 200,800   Dow Chemical Co. (The)............................      6,903,504
                                                               -------------
           COMPUTER COMMUNICATIONS (1.4%)
 181,000   Brocade Communications Systems, Inc.*.............      3,163,880
 300,000   Cisco Systems, Inc.*..............................      4,185,000
                                                               -------------
                                                                   7,348,880
                                                               -------------
           COMPUTER PROCESSING HARDWARE (1.1%)
 230,000   Apple Computer, Inc.*.............................      4,075,600
 352,400   Sun Microsystems, Inc.*...........................      1,765,524
                                                               -------------
                                                                   5,841,124
                                                               -------------
           CONTRACT DRILLING (0.2%)
  30,000   Diamond Offshore Drilling, Inc....................        855,000
                                                               -------------
           DISCOUNT STORES (1.3%)
 169,000   Costco Wholesale Corp.*...........................      6,526,780
                                                               -------------
           ELECTRICAL PRODUCTS (0.9%)
  85,000   Emerson Electric Co...............................      4,548,350
                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

----------------------------------------------------------------------------

           ELECTRONICS/APPLIANCES (1.2%)
 110,000   Maytag Corp.......................................  $   4,691,500
  27,000   Sony Corp. (ADR) (Japan)..........................      1,433,700
                                                               -------------
                                                                   6,125,200
                                                               -------------
           ENVIRONMENTAL SERVICES (2.4%)
 150,000   Waste Connections, Inc.*..........................      4,686,000
 300,000   Waste Management, Inc.............................      7,815,000
                                                               -------------
                                                                  12,501,000
                                                               -------------
           FINANCIAL CONGLOMERATES (1.2%)
 173,000   Hancock (John) Financial Services, Inc............      6,089,600
                                                               -------------
           FOOD: MAJOR DIVERSIFIED (2.7%)
 385,000   Kellogg Co........................................     13,806,100
                                                               -------------
           FOOD: MEAT/FISH/DAIRY (1.2%)
 165,450   Dean Foods Co.*...................................      6,171,285
                                                               -------------
           INDUSTRIAL CONGLOMERATES (1.4%)
  60,000   SPX Corp.*........................................      7,050,000
                                                               -------------
           INTEGRATED OIL (2.3%)
 200,000   Phillips Petroleum Co.............................     11,776,000
                                                               -------------
           INVESTMENT BANKS/BROKERS (1.0%)
  90,000   eSPEED, Inc (Class A)*............................        981,900
 100,000   Merrill Lynch & Co., Inc..........................      4,050,000
                                                               -------------
                                                                   5,031,900
                                                               -------------
           MANAGED HEALTH CARE (5.1%)
 220,000   Oxford Health Plans, Inc.*........................     10,221,200
  86,000   UnitedHealth Group Inc............................      7,873,300
  99,000   Wellpoint Health Networks, Inc.*..................      7,703,190
                                                               -------------
                                                                  25,797,690
                                                               -------------
           MEDIA CONGLOMERATES (0.4%)
 135,800   AOL Time Warner Inc.*.............................      1,997,618
                                                               -------------
           MEDICAL SPECIALTIES (2.2%)
 100,000   Bard (C.R.), Inc..................................      5,658,000
 120,000   Baxter International, Inc.........................      5,334,000
                                                               -------------
                                                                  10,992,000
                                                               -------------
           MOTOR VEHICLES (0.9%)
 250,000   Ford Motor Co.....................................      4,000,000
  20,000   Honda Motor Co., Ltd. (ADR) (Japan)...............        414,200
                                                               -------------
                                                                   4,414,200
                                                               -------------
           MULTI-LINE INSURANCE (1.4%)
 105,000   American International Group, Inc.................      7,164,150
                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

----------------------------------------------------------------------------

           OIL & GAS PRODUCTION (1.2%)
 114,000   Kerr-McGee Corp...................................  $   6,104,700
                                                               -------------
           OILFIELD SERVICES/EQUIPMENT (1.8%)
 136,000   Smith International, Inc.*........................      9,273,840
                                                               -------------
           OTHER METALS/MINERALS (1.1%)
 130,000   Phelps Dodge Corp.................................      5,356,000
                                                               -------------
           PACKAGED SOFTWARE (1.3%)
  78,500   Microsoft Corp.*..................................      4,248,420
 121,000   VERITAS Software Corp.*...........................      2,394,590
                                                               -------------
                                                                   6,643,010
                                                               -------------
           PHARMACEUTICALS: MAJOR (5.8%)
 242,874   Johnson & Johnson.................................     12,692,595
 315,200   Pfizer, Inc.......................................     11,032,000
  50,000   Schering-Plough Corp..............................      1,230,000
  90,000   Wyeth.............................................      4,608,000
                                                               -------------
                                                                  29,562,595
                                                               -------------
           PRECIOUS METALS (3.9%)
 388,100   Barrick Gold Corp. (Canada).......................      7,370,019
 258,000   Newmont Mining Corp...............................      6,793,140
 493,000   Placer Dome Inc. (Canada).........................      5,526,530
                                                               -------------
                                                                  19,689,689
                                                               -------------
           PROPERTY - CASUALTY INSURERS (2.2%)
 124,000   ACE, Ltd. (Bermuda)...............................      3,918,400
 200,000   Allstate Corp. (The)..............................      7,396,000
                                                               -------------
                                                                  11,314,400
                                                               -------------
           PULP & PAPER (0.4%)
  60,000   Boise Cascade Corp................................      2,071,800
                                                               -------------
           RAILROADS (1.6%)
 200,000   Burlington Northern Santa Fe Corp.................      6,000,000
  60,000   CSX Corp..........................................      2,103,000
                                                               -------------
                                                                   8,103,000
                                                               -------------
           SEMICONDUCTORS (0.4%)
 100,000   Intel Corp........................................      1,827,000
                                                               -------------
           SPECIALTY STORES (2.9%)
 389,600   Bed Bath & Beyond Inc.*...........................     14,703,504
                                                               -------------
           STEEL (1.6%)
  50,000   Nucor Corp........................................      3,252,000
 250,000   United States Steel Corp..........................      4,972,500
                                                               -------------
                                                                   8,224,500
                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

NUMBER OF
 SHARES                                                           VALUE

----------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (0.9%)
  66,000   Motorola, Inc.....................................  $     951,720
 253,000   RF Micro Devices, Inc.*...........................      1,927,860
 250,000   Tellabs, Inc.*....................................      1,580,000
                                                               -------------
                                                                   4,459,580
                                                               -------------
           TOBACCO (1.0%)
  95,000   R. J. Reynolds Tobacco Holdings, Inc..............      5,106,250
                                                               -------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.5%)
  78,000   Cummins Inc.......................................      2,581,800
                                                               -------------
           TOTAL COMMON STOCKS
            (COST $277,822,607)..............................    313,810,692
                                                               -------------

PRINCIPAL
AMOUNT IN                                                        COUPON   MATURITY
THOUSANDS                                                         RATE      DATE
---------                                                        -------  --------

             CORPORATE BONDS (7.3%)
             AEROSPACE & DEFENSE (0.4%)
$    300     Lockheed Martin Corp..............................   7.75%   05/01/26       332,209
     680     Raytheon Co.......................................   6.15    11/01/08       697,966
     789     Systems 2001 Asset Trust..........................   6.664   09/15/13       837,779
                                                                                    ------------
                                                                                       1,867,954
                                                                                    ------------
             AIRLINES (0.3%)
     771     American West Airlines Inc........................   7.10    04/02/21       786,647
     840     Continental Airlines Inc..........................   6.90    01/02/18       830,144
     185     Southwest Airlines Co.............................   5.496   11/01/06       189,327
                                                                                    ------------
                                                                                       1,806,118
                                                                                    ------------
             BROADCASTING (0.1%)
     335     Clear Channel Communications, Inc.................   7.65    09/15/10       342,499
                                                                                    ------------
             CABLE/SATELLITE TV (0.1%)
     255     Comcast Cable Communications, Inc.................   6.75    01/30/11       227,762
     305     Comcast Cable Communications, Inc.................   8.375   05/01/07       312,380
     190     TCI Communications, Inc...........................   7.875   02/15/26       168,854
                                                                                    ------------
                                                                                         708,996
                                                                                    ------------
             COMPUTER PROCESSING HARDWARE (0.1%)
     435     Sun Microsystems Inc..............................   7.65    08/15/09       459,242
                                                                                    ------------
             DEPARTMENT STORES (0.2%)
     440     Federated Department Stores, Inc..................   6.90    04/01/29       424,869
      60     May Department Stores Co., Inc....................   6.70    09/15/28        58,887
     455     May Department Stores Co., Inc....................   5.95    11/01/08       465,607
                                                                                    ------------
                                                                                         949,363
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE              VALUE

------------------------------------------------------------------------------------------------------------

             DRUGSTORE CHAINS (0.1%)
$    455     CVS Corp..........................................   5.625%       03/15/06        $     463,380
                                                                                               -------------
             ELECTRIC UTILITIES (0.0%)
      55     Detroit Edison Co.................................   6.125        10/01/10               54,818
                                                                                               -------------
             ELECTRICAL PRODUCTS (0.0%)
     240     Cooper Industries, Ltd. - 144A**..................   5.25         07/01/07              239,970
                                                                                               -------------
             FINANCE/RENTAL/LEASING (0.8%)
     885     American General Finance Corp.....................   5.875        07/14/06              913,917
   1,510     Ford Motor Credit Corp............................   7.375        10/28/09            1,563,157
   1,000     Household Finance Corp............................   7.875        03/01/07            1,066,571
     525     MBNA America Bank N.A.............................   6.50         06/20/06              543,598
                                                                                               -------------
                                                                                                   4,087,243
                                                                                               -------------
             FINANCIAL CONGLOMERATES (1.0%)
     885     AXA Financial Inc.................................   6.50         04/01/08              935,671
     405     Chase Manhattan Corp..............................   6.00         02/15/09              411,628
     420     Citigroup Inc.....................................   6.00         02/21/12              421,700
     745     General Electric Capital Corp.....................   6.75         03/15/32              731,793
     555     General Motors Acceptance Corp....................   6.875        09/15/11              551,013
     500     General Motors Acceptance Corp....................   8.00         11/01/31              511,375
     310     J.P. Morgan Chase & Co............................   5.35         03/01/07              313,846
      70     J.P. Morgan Chase & Co............................   6.625        03/15/12               71,989
     775     Prudential Holdings, LLC..........................   7.245        12/18/23              814,455
     545     Prudential Holdings, LLC..........................   8.695        12/18/23              591,341
                                                                                               -------------
                                                                                                   5,354,811
                                                                                               -------------
             FOOD RETAIL (0.2%)
     795     Kroger Co.........................................   6.80         04/01/11              827,269
                                                                                               -------------
             GAS DISTRIBUTORS (0.2%)
     285     Consolidated Natural Gas Co.......................   6.25         11/01/11              285,767
     180     Nisource Finance Corp.............................   7.875        11/15/10              186,031
     139     Ras Laffan Liquid Natural Gas Co. - 144A**
              (Qatar)..........................................   7.628        09/15/06              146,744
     235     Ras Laffan Liquid Natural Gas Co. - 144A**
              (Qatar)..........................................   8.294        03/15/14              249,687
                                                                                               -------------
                                                                                                     868,229
                                                                                               -------------
             HOME BUILDING (0.1%)
     380     Centex Corp.......................................   7.875        02/01/11              413,394
                                                                                               -------------
             HOME FURNISHINGS (0.0%)
     115     Mohawk Industries, Inc. - 144A**..................   7.20         04/15/12              122,108
                                                                                               -------------
             HOME IMPROVEMENT CHAINS (0.1%)
     550     Lowe's Companies, Inc.............................   8.25         06/01/10              629,395
                                                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE             VALUE

------------------------------------------------------------------------------------------------------------

             HOSPITAL/NURSING MANAGEMENT (0.2%)
$    600     Manor Care, Inc...................................   8.00%        03/01/08        $     618,750
     390     Tenet Healthcare Corp.............................   6.875        11/15/31              383,914
                                                                                               -------------
                                                                                                   1,002,664
                                                                                               -------------
             HOTELS/RESORTS/CRUISELINES (0.2%)
     190     Hyatt Equities LLC - 144A**.......................   6.875        06/15/07              190,820
     595     Marriott International Inc. - 144A**..............   7.00         01/15/08              624,275
                                                                                               -------------
                                                                                                     815,095
                                                                                               -------------
             INDUSTRIAL CONGLOMERATES (0.1%)
     390     United Technologies Corp..........................   6.10         05/15/12              403,942
                                                                                               -------------
             INTEGRATED OIL (0.1%)
     285     Conoco Inc........................................   6.95         04/15/29              291,263
                                                                                               -------------
             INVESTMENT BANKS/BROKERS (0.2%)
     430     Goldman Sachs Group Inc...........................   6.875        01/15/11              445,799
     430     Goldman Sachs Group Inc...........................   6.60         01/15/12              438,001
                                                                                               -------------
                                                                                                     883,800
                                                                                               -------------
             LIFE/HEALTH INSURANCE (0.5%)
     550     American General Corp.............................   7.50         07/15/25              607,475
     550     John Hancock......................................   7.375        02/15/24              572,743
     500     Metropolitan Life Insurance Co....................   7.80         11/01/25              539,537
     185     Nationwide Mutual Insurance Co....................   7.50         02/15/24              175,719
     350     Nationwide Mutual Insurance Co....................   8.25         12/01/31              365,114
     255     New England Mutual Life Insurance Co..............   7.875        02/15/24              267,367
                                                                                               -------------
                                                                                                   2,527,955
                                                                                               -------------
             MAJOR BANKS (0.0%)
     200     BankOne Corp......................................   6.00         02/17/09              205,109
                                                                                               -------------
             MAJOR TELECOMMUNICATIONS (0.3%)
     180     ALLTEL Corp.......................................   7.00         07/01/12              179,600
     505     AT&T Corp. - 144A**...............................   8.00         11/15/31              396,425
     580     GTE Corp..........................................   6.94         04/15/28              517,823
     125     Sprint Capital Corp. - 144A**.....................   8.375        03/15/12              103,557
     370     Telus Corp. (Canada)..............................   8.00         06/01/11              307,437
                                                                                               -------------
                                                                                                   1,504,842
                                                                                               -------------
             MANAGED HEALTH CARE (0.3%)
     535     Aetna, Inc........................................   7.875        03/01/11              563,525
     425     Cigna Corp........................................   6.375        10/15/11              438,586
     440     Wellpoint Health Network Inc......................   6.375        06/15/06              463,254
                                                                                               -------------
                                                                                                   1,465,365
                                                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE             VALUE

------------------------------------------------------------------------------------------------------------

             MEDIA CONGLOMERATES (0.6%)
$  1,000     News America Holdings, Inc........................   7.75%        12/01/45        $     933,366
   2,000     Time Warner Inc...................................   9.15         02/01/23            2,081,336
                                                                                               -------------
                                                                                                   3,014,702
                                                                                               -------------
             MOTOR VEHICLES (0.1%)
     445     DaimlerChrysler North American Holdings Co........   8.50         01/18/31              491,962
                                                                                               -------------
             MULTI-LINE INSURANCE (0.3%)
   1,065     Farmers Exchange Capital - 144A**.................   7.05         07/15/28              789,945
     530     Hartford Financial Services Group Inc.............   7.90         06/15/10              594,024
                                                                                               -------------
                                                                                                   1,383,969
                                                                                               -------------
             OIL & GAS PIPELINES (0.1%)
     235     El Paso Corp. - 144A**............................   7.875        06/15/12              236,592
     335     Williams Companies, Inc...........................   7.50         01/15/31              240,579
     340     Williams Companies, Inc...........................   7.75         06/15/31              249,205
                                                                                               -------------
                                                                                                     726,376
                                                                                               -------------
             OIL & GAS PRODUCTION (0.0%)
      90     PEMEX Master Trust - 144A**.......................   8.625        02/01/22               87,975
                                                                                               -------------
             PROPERTY - CASUALTY INSURERS (0.2%)
     885     Florida Windstorm Underwrting Assoc. - 144A**.....   7.125        02/25/19              937,862
                                                                                               -------------
             PULP & PAPER (0.0%)
     160     MeadWestvaco Corp.................................   6.85         04/01/12              167,979
                                                                                               -------------
             REAL ESTATE DEVELOPMENT (0.0%)
     211     World Financial Properties Tower (Class B)........   6.91         09/01/13              219,321
                                                                                               -------------
             REAL ESTATE INVESTMENT TRUSTS (0.2%)
     410     EOP Operating L.P.................................   6.763        06/15/07              428,040
     345     Simon Property Group L.P..........................   6.375        11/15/07              353,968
     180     Vordano Reality Trust.............................   5.625        06/15/07              178,994
                                                                                               -------------
                                                                                                     961,002
                                                                                               -------------
             SERVICES TO THE HEALTH INDUSTRY (0.1%)
     220     Anthem Insurance - 144A**.........................   9.125        04/01/10              248,626
     145     Anthem Insurance - 144A**.........................   9.00         04/01/27              163,570
                                                                                               -------------
                                                                                                     412,196
                                                                                               -------------
             WIRELESS TELECOMMUNICATIONS (0.1%)
     495     AT&T Wireless - 144A**............................   8.75         03/01/31              382,284
     225     Vodafone Group PLC................................   6.65         05/01/08              236,439
                                                                                               -------------
                                                                                                     618,723
                                                                                               -------------
             TOTAL CORPORATE BONDS
              (COST $37,070,137).............................................................     37,316,891
                                                                                               -------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE             VALUE

------------------------------------------------------------------------------------------------------------

             U.S. GOVERNMENT OBLIGATIONS (5.8%)
$  4,900     U.S. Treasury Bond................................   8.125%  08/15/19 - 08/15/21  $   6,306,002
   6,250     U.S. Treasury Note................................   6.50         02/15/10            6,986,750
   4,500     U.S. Treasury Note................................   6.625        05/15/07            5,003,982
   5,000     U.S. Treasury Note................................   6.75         05/15/05            5,457,030
   5,250     U.S. Treasury Note................................   7.875        11/15/04            5,818,160
                                                                                               -------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS
              (COST $33,063,005).............................................................     29,571,924
                                                                                               -------------
             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (5.7%)
     750     Federal Home Loan Mortgage Corp.+.................   7.50            --                 786,797
   1,432     ***...............................................   8.00    01/01/30 -12/01/30       1,517,830
     606     Federal National Mortgage Assoc...................   5.50         06/25/08              618,630
   3,625     ***...............................................   6.625        11/15/30            3,827,267
     639     ..................................................   6.70         08/17/02              642,488
   4,650     +.................................................   7.00            --               4,820,375
   2,702     ***...............................................   7.50    01/01/30 - 01/01/31      2,834,999
   9,957     +.................................................   8.00            --              10,566,841
   3,500     Government National Mortgage Assoc.+..............   7.00            --               3,634,531
                                                                                               -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES
              (COST $25,173,864).............................................................     29,249,758
                                                                                               -------------
             ASSET-BACKED SECURITIES (2.6%)
             FINANCE/RENTAL/LEASING
     700     American Express Credit Assets....................   5.53         10/15/08              731,813
     600     BMW Vehicle Owner Trust...........................   2.83         12/25/04              603,430
     800     Capital Auto Receivables Asset Trust..............   2.89         04/15/04              804,297
     915     Chase Credit Card Master Trust....................   5.50         11/17/08              954,255
     600     Chase Manhattan Auto Owner Trust..................   2.63         10/15/04              602,126
     800     Chase Manhattan Auto Owner Trust..................   2.70         01/18/05              801,580
     950     Citibank Credit Issuance Trust....................   6.90         10/15/07            1,033,449
     550     Daimler Chrysler Auto Trust.......................   6.11         11/08/04              567,184
     900     Daimler Chrysler Auto Trust.......................   2.90         12/06/04              905,375
     150     First Security Auto Owner Trust...................   7.30         07/15/04              151,705
     537     Ford Credit Auto Owner Trust......................   6.74         06/15/04              549,831
     800     Ford Credit Auto Owner Trust......................   5.12         10/15/04              818,531
     800     Ford Credit Auto Qwner Trust......................   2.97         06/15/04              804,739
     745     Harley-Davidson Motorcycle Trust..................   3.02         09/15/06              749,991
     600     Honda Auto Receivables Owner Trust................   2.55         04/15/04              601,892
     700     Honda Auto Receivables Owner Trust................   2.91         09/15/04              704,253
     364     MMCA Automobile Trust.............................   7.00         06/15/04              369,594
     600     National City Auto Receivables Trust..............   3.00         01/15/05              603,970

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON        MATURITY
THOUSANDS                                                         RATE           DATE             VALUE

------------------------------------------------------------------------------------------------------------

$    600     Nissan Auto Receivables Owner Trust...............   3.07%        08/16/04        $     604,402
     321     Toyota Auto Receivables Owner Trust...............   6.76         08/15/04              328,377
                                                                                               -------------
             TOTAL ASSET-BACKED SECURITIES
              (COST $13,145,324).............................................................     13,290,794
                                                                                               -------------
             FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
     395     United Mexican States (Mexico)....................   7.50         01/14/12              390,458
     135     United Mexican State (Mexico).....................   8.30         08/15/31              131,287
                                                                                               -------------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $539,628)................................................................        521,745
                                                                                               -------------
             SHORT-TERM INVESTMENTS (a) (18.5%)
             U.S. GOVERNMENT AGENCY & OBLIGATIONS
  93,600     Federal Home Loan Banks...........................   1.87         07/01/02           93,600,024
     100     U.S. Treasury Bill................................   1.74         07/18/02               99,910
     150     U.S. Treasury Bill................................   1.88         10/17/02              149,139
                                                                                               -------------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $93,849,073).............................................................     93,849,073
                                                                                               -------------

            TOTAL INVESTMENTS
             (COST $480,663,638) (b)..........................  101.6%    517,610,877
            LIABILITIES IN EXCESS OF OTHER ASSETS.............   (1.6)     (8,219,801)
                                                                -----   -------------
            NET ASSETS........................................  100.0%  $ 509,391,076
                                                                =====   =============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS AND/OR SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS.
  + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $72,844,736 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $35,897,497, RESULTING IN NET UNREALIZED APPRECIATION OF $36,947,239.

FUTURES CONTRACTS OPEN AT JUNE 30, 2002:
                                                                           UNREALIZED
NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE   APPRECIATION
CONTRACTS   LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE  (DEPRECIATION)

----------------------------------------------------------------------------------------

   103         Long     U.S. Treasury Notes September
                        2002                              $11,064,454       $231,062
    16        Short     U.S. Treasury Bonds September
                        2002                               (1,644,500)       (41,439)
                                                                            --------
      Net unrealized appreciation......................................     $189,623
                                                                            ========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD         UTILITIES
                                          --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 463,401,208   $  75,029,790   $ 500,175,042   $  60,214,592   $ 255,147,924
Cash....................................         34,723        --              --              --                 9,490
Receivable for:
  Investments sold......................       --               150,244       6,187,121       1,031,513       6,029,843
  Shares of beneficial interest sold....     58,995,916         490,695         856,930          36,534          27,843
  Dividends.............................       --              --              --              --               535,505
  Interest..............................         37,968         790,330       8,028,724       1,627,350         354,299
  Foreign withholding taxes reclaimed...       --              --              --              --              --
  Variation margin......................       --                 1,875          17,236        --              --
Prepaid expenses and other assets.......          2,825             477           3,182          21,691           1,549
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    522,472,640      76,463,411     515,268,235      62,931,680     262,106,453
                                          -------------   -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --               306,006      19,654,646         329,809        --
  Shares of beneficial interest
   redeemed.............................      1,205,490          92,138         302,450         101,050         493,694
  Variation margin......................       --              --              --              --              --
  Investment management fee.............        197,584          31,397         203,413          26,839         144,494
  Distribution fee (Class Y)............         21,496           8,568          14,499           1,735           4,698
Payable to bank.........................       --              --              --               478,879        --
Accrued expenses and other payables.....         45,092          19,917          62,987          46,131          74,019
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................      1,469,662         458,026      20,237,995         984,443         716,905
                                          -------------   -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 521,002,978   $  76,005,385   $ 495,030,240   $  61,947,237   $ 261,389,548
                                          =============   =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 521,002,674   $  76,023,429   $ 526,384,350   $ 392,575,054   $ 249,153,989
Accumulated undistributed net investment
 income (loss)..........................            304        (378,704)     (2,400,146)      1,673,192         (48,484)
Accumulated net realized loss...........       --              (133,544)    (37,593,622)   (111,553,020)    (30,754,477)
Net unrealized appreciation
 (depreciation).........................       --               494,204      (8,639,658)   (220,747,989)     43,038,520
                                          -------------   -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 521,002,978   $  76,005,385   $ 495,030,240   $  61,947,237   $ 261,389,548
                                          =============   =============   =============   =============   =============
    *COST...............................  $ 463,401,208   $  74,484,968   $ 491,884,374   $ 280,962,581   $ 212,109,404
                                          =============   =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 405,710,484   $  36,741,075   $ 422,512,568   $  53,556,683   $ 239,252,748
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    405,710,205       3,638,297      41,137,805      46,048,835      19,833,106
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.10   $       10.27   $        1.16   $       12.06
                                          =============   =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $ 115,292,494   $  39,264,310   $  72,517,672   $   8,390,554   $  22,136,800
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............    115,292,469       3,891,742       7,068,488       7,206,614       1,835,691
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.09   $       10.26   $        1.16   $       12.06
                                          =============   =============   =============   =============   =============

---------------------

 **   INCLUDES FOREIGN CASH OF $169, $4,530,912 AND $209,126, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                              GLOBAL
                                              INCOME         DIVIDEND        CAPITAL         DIVIDEND
                                             BUILDER          GROWTH          GROWTH          GROWTH
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  70,261,942   $1,185,448,613  $  93,889,730   $ 279,944,561
Cash....................................         34,244         --                4,502         384,950**
Receivable for:
  Investments sold......................        245,169        6,382,988      1,179,105       5,717,236
  Shares of beneficial interest sold....        268,586          146,389          7,368          31,663
  Dividends.............................        141,792        1,837,900         25,550         686,519
  Interest..............................        397,594               62       --              --
  Foreign withholding taxes reclaimed...       --               --             --               632,301
  Variation margin......................       --               --             --              --
Prepaid expenses and other assets.......            487            6,496            489           1,406
                                          -------------   --------------  -------------   -------------
    TOTAL ASSETS........................     71,349,814    1,193,822,448     95,106,744     287,398,636
                                          -------------   --------------  -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --                957,375        157,505       2,149,740
  Shares of beneficial interest
   redeemed.............................         50,934          934,408        251,282         282,339
  Variation margin......................       --               --             --              --
  Investment management fee.............         44,256          548,289         52,281         177,011
  Distribution fee (Class Y)............          2,214           15,699          1,525           3,666
Payable to bank.........................       --               --             --              --
Accrued expenses and other payables.....         26,339          106,146         43,428          58,557
                                          -------------   --------------  -------------   -------------
    TOTAL LIABILITIES...................        123,743        2,561,917        506,021       2,671,313
                                          -------------   --------------  -------------   -------------
    NET ASSETS..........................  $  71,226,071   $1,191,260,531  $  94,600,723   $ 284,727,323
                                          =============   ==============  =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  79,390,495   $1,459,055,371  $ 120,265,056   $ 288,732,620
Accumulated undistributed net investment
 income (loss)..........................         15,528              289          5,939       2,251,051
Accumulated net realized loss...........     (8,032,639)    (382,038,785)   (32,582,570)    (11,449,856)
Net unrealized appreciation
 (depreciation).........................       (147,313)     114,243,656      6,912,298       5,193,508
                                          -------------   --------------  -------------   -------------
    NET ASSETS..........................  $  71,226,071   $1,191,260,531  $  94,600,723   $ 284,727,323
                                          =============   ==============  =============   =============
    *COST...............................  $  70,409,255   $1,071,204,957  $  86,977,432   $ 274,951,936
                                          =============   ==============  =============   =============
CLASS X SHARES:
Net Assets..............................  $  60,085,531   $1,115,350,584  $  87,262,581   $ 266,073,836
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      5,856,143       86,275,763      6,796,713      23,243,711
    NET ASSET VALUE PER SHARE...........  $       10.26   $        12.93  $       12.84   $       11.45
                                          =============   ==============  =============   =============
CLASS Y SHARES:
Net Assets..............................  $  11,140,540   $   75,909,947  $   7,338,142   $  18,653,487
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,087,653        5,879,449        573,506       1,636,342
    NET ASSET VALUE PER SHARE...........  $       10.24   $        12.91  $       12.80   $       11.40
                                          =============   ==============  =============   =============


                                             EUROPEAN        PACIFIC
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 333,575,136   $  61,448,258   $  918,028,624  $ 191,828,514
Cash....................................      4,650,551**     3,268,306**         29,741         47,247
Receivable for:
  Investments sold......................         82,715         154,235       12,399,571         18,129
  Shares of beneficial interest sold....         47,752          13,501          180,954        169,785
  Dividends.............................        235,221          23,583          561,832        221,400
  Interest..............................       --              --               --             --
  Foreign withholding taxes reclaimed...        876,701          15,757            4,920       --
  Variation margin......................       --              --               --             --
Prepaid expenses and other assets.......          1,686             212            7,014          2,138
                                          -------------   -------------   --------------  -------------
    TOTAL ASSETS........................    339,469,762      64,923,852      931,212,656    192,287,213
                                          -------------   -------------   --------------  -------------
LIABILITIES:
Payable for:
  Investments purchased.................     18,551,536       9,089,065       24,301,550       --
  Shares of beneficial interest
   redeemed.............................     17,845,547      19,927,079        1,119,679        182,053
  Variation margin......................       --              --               --               14,250
  Investment management fee.............        230,357          28,820          383,467         65,469
  Distribution fee (Class Y)............          5,391             904           13,974         11,680
Payable to bank.........................       --              --               --             --
Accrued expenses and other payables.....         69,165          73,663          134,538         62,656
                                          -------------   -------------   --------------  -------------
    TOTAL LIABILITIES...................     36,701,996      29,119,531       25,953,208        336,108
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 302,767,766   $  35,804,321   $  905,259,448  $ 191,951,105
                                          =============   =============   ==============  =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 346,442,015   $  92,472,143   $1,427,619,022  $ 252,111,520
Accumulated undistributed net investment
 income (loss)..........................      1,851,252        (133,486)          10,625        975,778
Accumulated net realized loss...........    (69,558,369)    (52,263,962)    (531,508,874)   (12,672,761)
Net unrealized appreciation
 (depreciation).........................     24,032,868      (4,270,374)       9,138,675    (48,463,432)
                                          -------------   -------------   --------------  -------------
    NET ASSETS..........................  $ 302,767,766   $  35,804,321   $  905,259,448  $ 191,951,105
                                          =============   =============   ==============  =============
    *COST...............................  $ 309,636,659   $  65,740,010   $  908,889,949  $ 240,105,706
                                          =============   =============   ==============  =============
CLASS X SHARES:
Net Assets..............................  $ 273,902,165   $  30,561,464   $  837,960,424  $ 135,657,206
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............     17,652,854       8,004,411       40,553,240     15,102,610
    NET ASSET VALUE PER SHARE...........  $       15.52   $        3.82   $        20.66  $        8.98
                                          =============   =============   ==============  =============
CLASS Y SHARES:
Net Assets..............................  $  28,865,601   $   5,242,857   $   67,299,024  $  56,293,899
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      1,867,165       1,377,581        3,260,910      6,290,505
    NET ASSET VALUE PER SHARE...........  $       15.46   $        3.81   $        20.64  $        8.95
                                          =============   =============   ==============  =============

---------------------

 **   INCLUDES FOREIGN CASH OF $169, $4,530,912 AND $209,126, RESPECTIVELY.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES CONTINUED
JUNE 30, 2002 (UNAUDITED)

                                              GLOBAL        AGGRESSIVE
                                            ADVANTAGE         EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  36,971,723   $  74,701,999   $   8,058,885   $ 517,610,877
Cash....................................          2,598             910          10,015          16,112
Receivable for:
  Investments sold......................        253,977       2,694,097          49,634       7,901,855
  Shares of beneficial interest sold....          6,924          14,921        --                73,514
  Dividends.............................         32,944          41,236           1,766         317,038
  Interest..............................            116          38,385        --             1,304,383
  Foreign withholding taxes reclaimed...         26,432             131        --              --
  Variation margin......................       --              --              --                   391
Prepaid expenses and other assets.......            222             961        --                 4,127
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................     37,294,936      77,492,640       8,120,300     527,228,297
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --             5,343,591         301,667      16,899,782
  Shares of beneficial interest
   redeemed.............................         13,469          97,748             936         625,162
  Investment management fee.............         20,327          46,083           5,270         215,333
  Distribution fee (Class Y)............          1,217           3,900           1,236          11,789
Accrued expenses and other payables.....         19,561          50,722          22,125          85,155
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................         54,574       5,542,044         331,234      17,837,221
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  37,240,362   $  71,950,596   $   7,789,066   $ 509,391,076
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  64,839,298   $ 129,012,286   $  17,159,153   $ 499,297,051
Accumulated undistributed net investment
 income (loss)..........................        189,023         (50,262)        (60,160)       (122,962)
Accumulated net realized loss...........    (20,517,398)    (55,342,967)     (6,637,513)    (26,919,875)
Net unrealized appreciation
 (depreciation).........................     (7,270,561)     (1,668,461)     (2,672,414)     37,136,862
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  37,240,362   $  71,950,596   $   7,789,066   $ 509,391,076
                                          =============   =============   =============   =============
    *COST...............................  $  44,245,585   $  76,370,460   $  10,731,299   $ 480,663,638
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $  31,289,340   $  53,358,484   $   2,178,487   $ 452,492,334
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............      4,761,442       5,901,864         636,721      34,187,719
    NET ASSET VALUE PER SHARE...........  $        6.57   $        9.04   $        3.42   $       13.24
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $   5,951,022   $  18,592,112   $   5,610,579   $  56,898,742
Shares Outstanding (unlimited authorized
 shares of $.01 par value)..............        908,207       2,061,069       1,642,668       4,302,855
    NET ASSET VALUE PER SHARE...........  $        6.55   $        9.02   $        3.42   $       13.22
                                          =============   =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD         UTILITIES
                                          --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $   5,061,605   $   1,191,980   $  15,237,036   $   7,027,256   $     999,616
  Dividends.............................       --              --              --              --             4,415,269*
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL INCOME........................      5,061,605       1,191,980      15,237,036       7,027,256       5,414,885
                                          -------------   -------------   -------------   -------------   -------------
EXPENSES
  Investment management fee.............      1,283,507         147,776       1,237,290         168,371       1,007,718
  Distribution fee (Class Y shares).....        129,470          40,479          78,211           9,008          30,149
  Shareholder reports and notices.......         13,256           1,393          14,961           9,713          26,409
  Custodian fees........................          8,118           1,756           7,901           5,066           8,673
  Professional fees.....................         11,935          10,494          14,504          27,987          14,113
  Trustees' fees and expenses...........          1,825             153             827             244           1,780
  Transfer agent fees and expenses......            250             250             250             250             250
  Other.................................          1,511           1,963           3,688           3,416           2,133
                                          -------------   -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................      1,449,872         204,264       1,357,632         224,055       1,091,225
                                          -------------   -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME...............      3,611,733         987,716      13,879,404       6,803,201       4,323,660
                                          -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................          3,578        (199,234)     (8,684,710)    (30,056,538)    (30,049,226)
  Futures contracts.....................       --                99,157       1,423,520        --              --
                                          -------------   -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................          3,578        (100,077)     (7,261,190)    (30,056,538)    (30,049,226)
                                          -------------   -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................       --               298,506      (3,008,892)     20,359,945     (30,666,509)
  Futures contracts.....................       --               (51,389)     (1,112,122)       --              --
                                          -------------   -------------   -------------   -------------   -------------
    NET APPRECIATION (DEPRECIATION).....       --               247,117      (4,121,014)     20,359,945     (30,666,509)
                                          -------------   -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................          3,578         147,040     (11,382,204)     (9,696,593)    (60,715,735)
                                          -------------   -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................  $   3,615,311   $   1,134,756   $   2,497,200   $  (2,893,392)  $ (56,392,075)
                                          =============   =============   =============   =============   =============

---------------------

 *    NET OF $12,213 FOREIGN WITHHOLDING TAX.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS CONTINUED
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)

                                                             DIVIDEND        CAPITAL      GLOBAL DIVIDEND
                                          INCOME BUILDER      GROWTH          GROWTH          GROWTH
                                          --------------  --------------  --------------  ---------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $     876,647   $      66,118   $      56,203    $      84,858
  Dividends.............................        861,073*     15,229,356*        329,582*       4,551,334*
                                          -------------   -------------   -------------    -------------
    TOTAL INCOME........................      1,737,720      15,295,474         385,785        4,636,192
                                          -------------   -------------   -------------    -------------
EXPENSES
  Investment management fee.............        266,854       3,498,644         337,589        1,087,910
  Distribution fee (Class Y shares).....         11,394          88,640           8,847           17,841
  Shareholder reports and notices.......          5,315          38,414           7,901           16,165
  Custodian fees........................          3,340          30,552           9,328           38,442
  Professional fees.....................         10,051          13,928          14,074           15,043
  Trustees' fees and expenses...........            236           2,403             147              521
  Transfer agent fees and expenses......            250             250             250              250
  Other.................................            747           5,166             446            7,292
                                          -------------   -------------   -------------    -------------
    TOTAL EXPENSES......................        298,187       3,677,997         378,582        1,183,464
                                          -------------   -------------   -------------    -------------
    NET INVESTMENT INCOME (LOSS)........      1,439,533      11,617,477           7,203        3,452,728
                                          -------------   -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................        430,276     (10,807,037)     (3,724,446)        (343,583)
  Futures contracts.....................       --              --              --               --
  Foreign exchange transactions.........       --              --              --                    617
                                          -------------   -------------   -------------    -------------
    NET GAIN (LOSS).....................        430,276     (10,807,037)     (3,724,446)        (342,966)
                                          -------------   -------------   -------------    -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................     (2,929,102)    (39,755,644)     (2,328,425)         778,901
  Futures contracts.....................       --              --              --               --
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................       --              --              --                205,162
                                          -------------   -------------   -------------    -------------
    NET APPRECIATION (DEPRECIATION).....     (2,929,102)    (39,755,644)     (2,328,425)         984,063
                                          -------------   -------------   -------------    -------------
    NET GAIN (LOSS).....................     (2,498,826)    (50,562,681)     (6,052,871)         641,097
                                          -------------   -------------   -------------    -------------
NET INCREASE (DECREASE).................  $  (1,059,293)  $ (38,945,204)  $  (6,045,668)   $   4,093,825
                                          =============   =============   =============    =============

---------------------

 *    NET OF $1,419, $269,224, $118, $471,846, $520,957, $36,633, $3,430,
      $8,003, $28,181, $2,431, $334, AND $10,101 FOREIGN WITHHOLDING TAX,
      RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             EUROPEAN        PACIFIC
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX
                                          --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $      59,031   $      33,633   $     759,780   $      77,511
  Dividends.............................      3,551,283*        307,927*      2,922,637*      1,449,404*
                                          -------------   -------------   -------------   -------------
    TOTAL INCOME........................      3,610,314         341,560       3,682,417       1,526,915
                                          -------------   -------------   -------------   -------------
EXPENSES
  Investment management fee.............      1,507,732         184,212       2,513,638         420,552
  Distribution fee (Class Y shares).....         31,894           5,563          82,190          66,774
  Shareholder reports and notices.......         19,484           7,937          62,193          16,590
  Custodian fees........................         91,993         109,450          17,104          27,377
  Professional fees.....................         15,579          17,250          14,318           7,734
  Trustees' fees and expenses...........            608              43           1,622             337
  Transfer agent fees and expenses......            250             250             250             250
  Other.................................          5,218          12,751           4,314          11,131
                                          -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................      1,672,758         337,456       2,695,629         550,745
                                          -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME (LOSS)........      1,937,556           4,104         986,788         976,170
                                          -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................    (13,189,476)      1,378,484     (11,613,526)     (3,171,067)
  Futures contracts.....................       --              --              --              (627,197)
  Foreign exchange transactions.........        (61,974)       (115,910)       --              --
                                          -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................    (13,251,450)      1,262,574     (11,613,526)     (3,798,264)
                                          -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................     (5,712,390)        959,735     (79,493,930)    (26,798,935)
  Futures contracts.....................       --              --              --              (267,305)
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................        284,137          23,425        --              --
                                          -------------   -------------   -------------   -------------
    NET APPRECIATION (DEPRECIATION).....     (5,428,253)        983,160     (79,493,930)    (27,066,240)
                                          -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................    (18,679,703)      2,245,734     (91,107,456)    (30,864,504)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................  $ (16,742,147)  $   2,249,838   $ (90,120,668)  $ (29,888,334)
                                          =============   =============   =============   =============

                                              GLOBAL        AGGRESSIVE
                                            ADVANTAGE         EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
  Interest..............................  $      13,753   $      29,650   $       7,431   $   3,638,257
  Dividends.............................        341,631*        294,397*          5,707*      1,791,632*
                                          -------------   -------------   -------------   -------------
    TOTAL INCOME........................        355,384         324,047          13,138       5,429,889
                                          -------------   -------------   -------------   -------------
EXPENSES
  Investment management fee.............        137,304         308,301          40,349       1,366,334
  Distribution fee (Class Y shares).....          7,457          24,156           8,847          66,252
  Shareholder reports and notices.......          4,677           6,304             811          22,021
  Custodian fees........................          4,774          25,918           9,515          14,667
  Professional fees.....................          9,663           7,816          12,779          14,536
  Trustees' fees and expenses...........             59             115        --                 2,042
  Transfer agent fees and expenses......            250             250             250             250
  Other.................................            929             411             213           4,223
                                          -------------   -------------   -------------   -------------
    TOTAL EXPENSES......................        165,113         373,271          72,764       1,490,325
                                          -------------   -------------   -------------   -------------
    NET INVESTMENT INCOME (LOSS)........        190,271         (49,224)        (59,626)      3,939,564
                                          -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
  Investments...........................     (4,691,364)     (4,056,237)     (2,057,566)     (3,373,183)
  Futures contracts.....................       --              (248,046)       --                21,933
  Foreign exchange transactions.........            613             (58)       --              --
                                          -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................     (4,690,751)     (4,304,341)     (2,057,566)     (3,351,250)
                                          -------------   -------------   -------------   -------------
Net change in unrealized
 appreciation/depreciation on:
  Investments...........................      1,334,541      (5,025,586)     (2,325,963)    (23,976,079)
  Futures contracts.....................       --              --              --               195,546
  Translation of forward foreign
   currency contracts, other assets and
   liabilities denominated in foreign
   currencies...........................          2,826        --              --              --
                                          -------------   -------------   -------------   -------------
    NET APPRECIATION (DEPRECIATION).....      1,337,367      (5,025,586)     (2,325,963)    (23,780,533)
                                          -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................     (3,353,384)     (9,329,927)     (4,383,529)    (27,131,783)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................  $  (3,163,113)  $  (9,379,151)  $  (4,443,155)  $ (23,192,219)
                                          =============   =============   =============   =============

---------------------

 *    NET OF $1,419, $269,224, $118, $471,846, $520,957, $36,633, $3,430,
      $8,003, $28,181, $2,431, $334, AND $10,101 FOREIGN WITHHOLDING TAX,
      RESPECTIVELY.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                         MONEY MARKET                     LIMITED DURATION
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................  $   3,611,733     $  18,357,168    $     987,716     $     961,176
  Net realized gain (loss)...................          3,578             5,214         (100,077)          310,174
  Net change in unrealized
   appreciation/depreciation.................       --               --                 247,117           227,310
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................      3,615,311        18,362,382        1,134,756         1,498,660
                                               -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (2,994,156)      (16,395,899)        (674,912)         (679,053)
  Class Y shares.............................       (617,462)       (1,961,364)        (608,413)         (429,836)
Net realized gain
  Class X shares.............................         (2,859)           (4,750)        (139,296)        --
  Class Y shares.............................           (719)             (464)        (149,587)        --
Paid-in-capital
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (3,615,196)      (18,362,477)      (1,572,208)       (1,108,889)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (37,715,064)      186,111,839       25,535,092        42,661,275
                                               -------------     -------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................    (37,714,949)      186,111,744       25,097,640        43,051,046
NET ASSETS:
Beginning of period..........................    558,717,927       372,606,183       50,907,745         7,856,699
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 521,002,978     $ 558,717,927    $  76,005,385     $  50,907,745
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $         304     $         189    $    (378,704)    $     (83,095)
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      QUALITY INCOME PLUS                    HIGH YIELD
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................  $  13,879,404     $  26,688,390    $   6,803,201     $  17,820,801
  Net realized gain (loss)...................     (7,261,190)        8,790,897      (30,056,538)      (47,026,073)
  Net change in unrealized
   appreciation/depreciation.................     (4,121,014)        5,328,707       20,359,945       (11,351,187)
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................      2,497,200        40,807,994       (2,893,392)      (40,556,459)
                                               -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................    (13,821,403)      (25,847,068)      (5,393,873)      (17,433,199)
  Class Y shares.............................     (1,982,554)       (1,575,298)        (678,545)         (877,856)
Net realized gain
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
Paid-in-capital
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........    (15,803,957)      (27,422,366)      (6,072,418)      (18,311,055)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      1,464,393        81,802,351          279,474        (1,091,250)
                                               -------------     -------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................    (11,842,364)       95,187,979       (8,686,336)      (59,958,764)
NET ASSETS:
Beginning of period..........................    506,872,604       411,684,625       70,633,573       130,592,337
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 495,030,240     $ 506,872,604    $  61,947,237     $  70,633,573
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $  (2,400,146)    $    (475,593)   $   1,673,192     $     942,409
                                               =============     =============    =============     =============

                                                           UTILITIES                       INCOME BUILDER
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income......................  $   4,323,660     $   9,792,296    $   1,439,533     $   2,876,702
  Net realized gain (loss)...................    (30,049,226)        5,575,752          430,276        (6,125,756)
  Net change in unrealized
   appreciation/depreciation.................    (30,666,509)     (150,471,025)      (2,929,102)        4,344,566
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................    (56,392,075)     (135,102,977)      (1,059,293)        1,095,512
                                               -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (4,018,262)       (9,551,429)      (1,225,320)       (2,768,953)
  Class Y shares.............................       (326,270)         (474,333)        (192,271)         (185,469)
Net realized gain
  Class X shares.............................       --             (27,668,154)        --               --
  Class Y shares.............................       --              (1,423,813)        --               --
Paid-in-capital
  Class X shares.............................       --               --                --                (107,996)
  Class Y shares.............................       --               --                --                  (7,234)
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (4,344,532)      (39,117,729)      (1,417,591)       (3,069,652)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (30,172,830)      (44,283,875)       3,495,970        11,833,945
                                               -------------     -------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................    (90,909,437)     (218,504,581)       1,019,086         9,859,805
NET ASSETS:
Beginning of period..........................    352,298,985       570,803,566       70,206,985        60,347,180
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 261,389,548     $ 352,298,985    $  71,226,071     $  70,206,985
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $     (48,484)    $     (27,612)   $      15,528     $      (6,414)
                                               =============     =============    =============     =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

                                                        DIVIDEND GROWTH                    CAPITAL GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $   11,617,477   $   26,665,329    $       7,203     $     257,910
  Net realized gain (loss)...................     (10,807,037)    (104,386,936)      (3,724,446)      (26,223,368)
  Net change in unrealized
   appreciation/depreciation.................     (39,755,644)      (2,096,175)      (2,328,425)      (20,160,783)
                                               --------------   --------------    -------------     -------------
    NET INCREASE (DECREASE)..................     (38,945,204)     (79,817,782)      (6,045,668)      (46,126,241)
                                               --------------   --------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (11,008,160)     (25,946,577)        (249,715)         (773,047)
  Class Y shares.............................        (609,073)        (709,013)          (8,866)          (27,695)
Net realized gain
  Class X shares.............................        --              --                --              (9,671,004)
  Class Y shares.............................        --              --                --                (378,927)
                                               --------------   --------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (11,617,233)     (26,655,590)        (258,581)      (10,850,673)
                                               --------------   --------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (77,433,534)    (146,076,979)      (9,473,312)      (19,347,265)
                                               --------------   --------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................    (127,995,971)    (252,550,351)     (15,777,561)      (76,324,179)
NET ASSETS:
Beginning of period..........................   1,319,256,502    1,571,806,853      110,378,284       186,702,463
                                               --------------   --------------    -------------     -------------
END OF PERIOD................................  $1,191,260,531   $1,319,256,502    $  94,600,723     $ 110,378,284
                                               ==============   ==============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $          289   $           44    $       5,939     $     257,317
                                               ==============   ==============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                    GLOBAL DIVIDEND GROWTH                 EUROPEAN GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $   3,452,728     $   5,752,637    $   1,937,556     $   2,687,244
  Net realized gain (loss)...................       (342,966)       (6,835,662)     (13,251,450)      (53,428,693)
  Net change in unrealized
   appreciation/depreciation.................        984,063       (21,673,582)      (5,428,253)      (37,347,650)
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................      4,093,825       (22,756,607)     (16,742,147)      (88,089,099)
                                               -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (4,363,093)       (8,890,511)      (3,701,424)       (4,595,028)
  Class Y shares.............................       (292,241)         (157,422)        (432,667)         (189,010)
Net realized gain
  Class X shares.............................       --              (3,829,787)        --             (72,684,527)
  Class Y shares.............................       --                 (68,473)        --              (3,122,453)
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (4,655,334)      (12,946,193)      (4,134,091)      (80,591,018)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (10,363,040)      (44,625,980)     (13,409,944)      (13,211,066)
                                               -------------     -------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................    (10,924,549)      (80,328,780)     (34,286,182)     (181,891,183)
NET ASSETS:
Beginning of period..........................    295,651,872       375,980,652      337,053,948       518,945,131
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 284,727,323     $ 295,651,872    $ 302,767,766     $ 337,053,948
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $   2,251,051     $   3,453,657    $   1,851,252     $   4,047,787
                                               =============     =============    =============     =============

                                                        PACIFIC GROWTH                         EQUITY
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $       4,104     $    (148,024)   $      986,788   $    6,986,335
  Net realized gain (loss)...................      1,262,574       (12,808,732)      (11,613,526)    (448,383,743)
  Net change in unrealized
   appreciation/depreciation.................        983,160         1,889,069       (79,493,930)     (41,792,666)
                                               -------------     -------------    --------------   --------------
    NET INCREASE (DECREASE)..................      2,249,838       (11,067,687)      (90,120,668)    (483,190,074)
                                               -------------     -------------    --------------   --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       --                (889,116)         (961,828)      (6,874,464)
  Class Y shares.............................       --                 (45,120)          (13,165)        (142,001)
Net realized gain
  Class X shares.............................       --               --                 --           (279,989,635)
  Class Y shares.............................       --               --                 --            (10,606,414)
                                               -------------     -------------    --------------   --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       --                (934,236)         (974,993)    (297,612,514)
                                               -------------     -------------    --------------   --------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (1,224,127)      (18,157,070)      (87,089,358)      14,210,309
                                               -------------     -------------    --------------   --------------
    TOTAL INCREASE (DECREASE)................      1,025,711       (30,158,993)     (178,185,019)    (766,592,279)
NET ASSETS:
Beginning of period..........................     34,778,610        64,937,603     1,083,444,467    1,850,036,746
                                               -------------     -------------    --------------   --------------
END OF PERIOD................................  $  35,804,321     $  34,778,610    $  905,259,448   $1,083,444,467
                                               =============     =============    ==============   ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $    (133,486)    $    (137,590)   $       10,625   $       (1,170)
                                               =============     =============    ==============   ==============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED

                                                         S&P 500 INDEX                    GLOBAL ADVANTAGE
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $     976,170     $   1,908,599    $     190,271     $     304,263
  Net realized loss..........................     (3,798,264)       (8,121,529)      (4,690,751)      (15,323,375)
  Net change in unrealized
   appreciation/depreciation.................    (27,066,240)      (22,932,087)       1,337,367        (1,752,752)
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................    (29,888,334)      (29,145,017)      (3,163,113)      (16,771,864)
                                               -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (1,398,086)       (1,685,269)        (262,674)         (348,939)
  Class Y shares.............................       (510,806)         (251,291)         (36,835)          (32,735)
Net realized gain
  Class X shares.............................       --               --                --              (3,960,881)
  Class Y shares.............................       --               --                --                (413,197)
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (1,908,892)       (1,936,560)        (299,509)       (4,755,752)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     12,148,927        19,427,233       (5,249,525)       (7,067,984)
                                               -------------     -------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................    (19,648,299)      (11,654,344)      (8,712,147)      (28,595,600)
NET ASSETS:
Beginning of period..........................    211,599,404       223,253,748       45,952,509        74,548,109
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $ 191,951,105     $ 211,599,404    $  37,240,362     $  45,952,509
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $     975,778     $   1,908,500    $     189,023     $     298,261
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       AGGRESSIVE EQUITY                     INFORMATION
                                               ---------------------------------  ---------------------------------
                                                FOR THE YEAR     FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                   ENDED             ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $     (49,224)    $     184,189    $     (59,626)    $      96,546
  Net realized loss..........................     (4,304,341)      (34,359,108)      (2,057,566)       (4,563,372)
  Net change in unrealized
   appreciation/depreciation.................     (5,025,586)       (8,047,510)      (2,325,963)          (60,847)
                                               -------------     -------------    -------------     -------------
    NET INCREASE (DECREASE)..................     (9,379,151)      (42,222,429)      (4,443,155)       (4,527,673)
                                               -------------     -------------    -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (166,751)         (337,431)         (30,365)           (7,156)
  Class Y shares.............................        (18,474)          (52,589)         (66,715)           (8,125)
Net realized gain
  Class X shares.............................       --               --                --               --
  Class Y shares.............................       --               --                --               --
                                               -------------     -------------    -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (185,225)         (390,020)         (97,080)          (15,281)
                                               -------------     -------------    -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (6,554,314)      (21,367,646)         468,438        11,802,317
                                               -------------     -------------    -------------     -------------
    TOTAL INCREASE (DECREASE)................    (16,118,690)      (63,980,095)      (4,071,797)        7,259,363
NET ASSETS:
Beginning of period..........................     88,069,286       152,049,381       11,860,863         4,601,500
                                               -------------     -------------    -------------     -------------
END OF PERIOD................................  $  71,950,596     $  88,069,286    $   7,789,066     $  11,860,863
                                               =============     =============    =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $     (50,262)    $     184,187    $     (60,160)    $      96,546
                                               =============     =============    =============     =============

                                                          STRATEGIST
                                               ---------------------------------
                                                FOR THE YEAR     FOR THE YEAR
                                                   ENDED             ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------
                                                (UNAUDITED)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
  Net investment income (loss)...............  $   3,939,564     $  15,708,075
  Net realized loss..........................     (3,351,250)      (13,527,775)
  Net change in unrealized
   appreciation/depreciation.................    (23,780,533)      (75,241,181)
                                               -------------     -------------
    NET INCREASE (DECREASE)..................    (23,192,219)      (73,060,881)
                                               -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................     (3,853,871)      (15,113,265)
  Class Y shares.............................       (380,815)         (872,432)
Net realized gain
  Class X shares.............................       --             (25,786,206)
  Class Y shares.............................       --              (1,505,344)
                                               -------------     -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........     (4,234,686)      (43,277,247)
                                               -------------     -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............    (33,723,187)      (37,790,181)
                                               -------------     -------------
    TOTAL INCREASE (DECREASE)................    (61,150,092)     (154,128,309)
NET ASSETS:
Beginning of period..........................    570,541,168       724,669,477
                                               -------------     -------------
END OF PERIOD................................  $ 509,391,076     $ 570,541,168
                                               =============     =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...  $    (122,962)    $     172,160
                                               =============     =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                         MONEY MARKET                     LIMITED DURATION
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................    776,385,921      1,327,878,803      11,647,979         3,131,178
Reinvestment of dividends and
 distributions...............................      2,997,015         16,400,649          80,490            67,272
Redeemed.....................................   (826,438,021)    (1,250,307,217)    (10,632,270)       (1,301,529)
                                               -------------    ---------------   -------------     -------------
NET INCREASE (DECREASE) - CLASS X............    (47,055,085)        93,972,235       1,096,199         1,896,921
                                               =============    ===============   =============     =============
AMOUNT
Sold.........................................  $ 776,385,921    $ 1,327,878,803   $ 118,054,390     $  31,630,451
Reinvestment of dividends and
 distributions...............................      2,997,015         16,400,649         814,209           679,053
Redeemed.....................................   (826,438,021)    (1,250,307,217)   (107,770,242)      (13,110,927)
                                               -------------    ---------------   -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $ (47,055,085)   $    93,972,235   $  11,098,357     $  19,198,577
                                               =============    ===============   =============     =============

CLASS Y SHARES
SHARES
Sold.........................................    445,815,700        364,123,457      10,569,812         3,368,543
Reinvestment of dividends and
 distributions...............................        618,181          1,961,828          75,032            42,519
Redeemed.....................................   (437,093,860)      (273,945,681)     (9,219,578)       (1,088,304)
                                               -------------    ---------------   -------------     -------------
NET INCREASE - CLASS Y.......................      9,340,021         92,139,604       1,425,266         2,322,758
                                               =============    ===============   =============     =============
AMOUNT
Sold.........................................  $ 445,815,700    $   364,123,457   $ 107,282,382     $  34,082,425
Reinvestment of dividends and
 distributions...............................        618,181          1,961,828         758,000           429,836
Redeemed.....................................   (437,093,860)      (273,945,681)    (93,603,647)      (11,049,563)
                                               -------------    ---------------   -------------     -------------
NET INCREASE - CLASS Y.......................  $   9,340,021    $    92,139,604   $  14,436,735     $  23,462,698
                                               =============    ===============   =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                      QUALITY INCOME PLUS                    HIGH YIELD
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      3,884,867        15,119,925        6,240,792        18,143,830
Reinvestment of dividends and
 distributions...............................      1,332,561         2,472,345        4,320,676         9,657,042
Redeemed.....................................     (7,006,790)      (14,430,593)     (12,876,059)      (32,334,252)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............     (1,789,362)        3,161,677       (2,314,591)       (4,533,380)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  40,635,691     $ 158,201,213    $   8,018,552     $  38,065,972
Reinvestment of dividends and
 distributions...............................     13,821,403        25,847,068        5,393,873        17,433,199
Redeemed.....................................    (73,134,151)     (150,702,586)     (16,419,723)      (63,688,048)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $ (18,677,057)    $  33,345,695    $  (3,007,298)    $  (8,188,877)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................      2,501,456         5,159,930        2,602,968         4,414,455
Reinvestment of dividends and
 distributions...............................        191,514           150,006          546,021           528,829
Redeemed.....................................       (760,794)         (680,391)        (560,657)       (1,124,542)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................      1,932,176         4,629,545        2,588,332         3,818,742
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  26,069,704     $  54,006,767    $   3,326,994     $   8,282,640
Reinvestment of dividends and
 distributions...............................      1,982,554         1,575,298          678,545           877,856
Redeemed.....................................     (7,910,808)       (7,125,409)        (718,767)       (2,062,869)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $  20,141,450     $  48,456,656    $   3,286,772     $   7,097,627
                                               =============     =============    =============     =============

                                                           UTILITIES                       INCOME BUILDER
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      1,452,449         2,190,761          739,210         2,673,254
Reinvestment of dividends and
 distributions...............................        307,777         2,109,497          116,182           268,707
Redeemed.....................................     (4,182,233)       (7,487,969)        (940,902)       (2,468,891)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............     (2,422,007)       (3,187,711)         (85,510)          473,070
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  20,464,542     $  40,178,802    $   7,945,680     $  29,639,063
Reinvestment of dividends and
 distributions...............................      4,018,262        37,219,583        1,225,320         2,876,950
Redeemed.....................................    (57,043,770)     (135,821,222)     (10,079,449)      (27,104,429)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $ (32,560,966)    $ (58,422,837)   $    (908,449)    $   5,411,584
                                               =============     =============    =============     =============
CLASS Y SHARES
SHARES
Sold.........................................        400,195         1,304,995          476,496           674,648
Reinvestment of dividends and
 distributions...............................         25,089           108,451           18,321            18,183
Redeemed.....................................       (257,204)         (625,512)         (81,582)         (107,327)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................        168,080           787,934          413,235           585,504
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $   5,482,943     $  23,965,784    $   5,077,469     $   7,363,430
Reinvestment of dividends and
 distributions...............................        326,270         1,898,146          192,271           192,703
Redeemed.....................................     (3,421,077)      (11,724,968)        (865,321)       (1,133,772)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $   2,388,136     $  14,138,962    $   4,404,419     $   6,422,361
                                               =============     =============    =============     =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                        DIVIDEND GROWTH                    CAPITAL GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      2,428,087         8,370,592          363,869         1,066,597
Reinvestment of dividends and
 distributions...............................        816,655         1,918,988           19,448           663,536
Redeemed.....................................    (10,339,129)      (23,994,002)      (1,180,246)       (3,267,914)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................     (7,094,387)      (13,704,422)        (796,929)       (1,537,781)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  33,529,693     $ 118,517,749    $   4,962,958     $  17,791,534
Reinvestment of dividends and
 distributions...............................     11,008,160        25,946,577          249,715        10,444,051
Redeemed.....................................   (141,108,459)     (334,828,122)     (15,869,777)      (52,411,078)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................  $ (96,570,606)    $(190,363,796)   $ (10,657,104)    $ (24,175,493)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................      1,788,808         3,957,756          154,215           365,012
Reinvestment of dividends and
 distributions...............................         45,430            53,019              693            25,900
Redeemed.....................................       (439,516)         (843,290)         (67,335)          (82,314)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................      1,394,722         3,167,485           87,573           308,598
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  24,458,108     $  55,420,396    $   2,074,230     $   5,653,670
Reinvestment of dividends and
 distributions...............................        609,073           709,013            8,866           406,622
Redeemed.....................................     (5,930,109)      (11,842,592)        (899,304)       (1,232,064)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $  19,137,072     $  44,286,817    $   1,183,792     $   4,828,228
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                    GLOBAL DIVIDEND GROWTH                 EUROPEAN GROWTH
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      1,289,307         2,547,819       10,884,773        11,284,455
Reinvestment of dividends and
 distributions...............................        381,056         1,079,822          238,494         4,446,465
Redeemed.....................................     (3,279,285)       (8,141,744)     (12,388,078)      (16,852,961)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................     (1,608,922)       (4,514,103)      (1,264,811)       (1,122,041)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  15,195,791     $  30,457,581    $ 173,311,571     $ 219,081,336
Reinvestment of dividends and
 distributions...............................      4,363,093        12,720,298        3,701,424        77,279,555
Redeemed.....................................    (38,268,082)      (96,536,326)    (198,694,603)     (325,114,133)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................  $ (18,709,198)    $ (53,358,447)   $ (21,681,608)    $ (28,753,242)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................        774,670           856,167        9,599,341         6,049,689
Reinvestment of dividends and
 distributions...............................         25,635            19,225           27,986           191,083
Redeemed.....................................        (81,855)         (131,472)      (9,012,881)       (5,405,710)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................        718,450           743,920          614,446           835,062
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $   9,006,357     $  10,018,100    $ 151,258,586     $ 104,636,188
Reinvestment of dividends and
 distributions...............................        292,241           225,895          432,667         3,311,463
Redeemed.....................................       (952,440)       (1,511,528)    (143,419,589)      (92,405,475)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $   8,346,158     $   8,732,467    $   8,271,664     $  15,542,176
                                               =============     =============    =============     =============

                                                        PACIFIC GROWTH                         EQUITY
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................     69,757,499       111,809,242          666,547         2,207,985
Reinvestment of dividends and
 distributions...............................       --                 184,464           45,457        11,357,188
Redeemed.....................................    (70,077,016)     (115,218,886)      (5,269,079)      (14,280,240)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................       (319,517)       (3,225,180)      (4,557,075)         (715,067)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $ 275,018,091     $ 507,769,717    $  14,670,999     $  65,478,473
Reinvestment of dividends and
 distributions...............................       --                 889,116          961,828       286,864,099
Redeemed.....................................   (278,729,760)     (527,267,864)    (115,152,414)     (389,764,092)
                                               -------------     -------------    -------------     -------------
NET DECREASE - CLASS X.......................  $  (3,711,669)    $ (18,609,031)   $ (99,519,587)    $ (37,421,520)
                                               =============     =============    =============     =============
CLASS Y SHARES
SHARES
Sold.........................................     27,545,795        19,194,728          828,274         1,889,420
Reinvestment of dividends and
 distributions...............................       --                   9,361              638           426,095
Redeemed.....................................    (26,580,633)      (18,922,766)        (266,840)         (421,163)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................        965,162           281,323          562,072         1,894,352
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $ 107,281,297     $  82,178,698    $  18,239,154     $  51,929,531
Reinvestment of dividends and
 distributions...............................       --                  45,120           13,165        10,748,415
Redeemed.....................................   (104,793,755)      (81,771,857)      (5,822,090)      (11,046,117)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $   2,487,542     $     451,961    $  12,430,229     $  51,631,829
                                               =============     =============    =============     =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENT OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                         S&P 500 INDEX                    GLOBAL ADVANTAGE
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      1,663,859         3,535,737          223,701         1,888,226
Reinvestment of dividends and
 distributions...............................        155,689           151,553           39,981           544,857
Redeemed.....................................     (2,511,869)       (5,358,791)      (1,094,894)       (3,705,547)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............       (692,321)       (1,671,501)        (831,212)       (1,272,464)
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  16,924,657     $  38,618,659    $   1,583,650     $  16,869,592
Reinvestment of dividends and
 distributions...............................      1,398,086         1,685,269          262,674         4,309,820
Redeemed.....................................    (24,962,172)      (57,391,636)      (7,690,920)      (31,322,011)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $  (6,639,429)    $ (17,087,708)   $  (5,844,596)    $ (10,142,599)
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................      2,208,810         4,013,501          191,030           453,466
Reinvestment of dividends and
 distributions...............................         57,073            22,639            5,624            56,519
Redeemed.....................................       (395,548)         (673,217)        (110,426)         (147,261)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................      1,870,335         3,362,923           86,228           362,724
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $  22,182,904     $  43,449,899    $   1,330,792     $   3,789,065
Reinvestment of dividends and
 distributions...............................        510,806           251,291           36,835           445,932
Redeemed.....................................     (3,905,354)       (7,186,249)        (772,556)       (1,160,382)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $  18,788,356     $  36,514,941    $     595,071     $   3,074,615
                                               =============     =============    =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       AGGRESSIVE EQUITY                     INFORMATION
                                               ---------------------------------  ---------------------------------
                                                FOR THE SIX      FOR THE YEAR      FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED         MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001  JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------  --------------  -----------------
                                                (UNAUDITED)                        (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................        340,572         1,397,087          649,597         1,948,510
Reinvestment of dividends and
 distributions...............................         18,446            30,020            8,879             1,168
Redeemed.....................................     (1,260,252)       (4,314,752)        (856,859)       (1,403,159)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............       (901,234)       (2,887,645)        (198,383)          546,519
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $   3,441,927     $  16,147,379    $   3,166,050     $  12,940,416
Reinvestment of dividends and
 distributions...............................        166,751           337,431           30,365             7,156
Redeemed.....................................    (12,430,760)      (48,169,868)      (3,969,469)       (8,662,660)
                                               -------------     -------------    -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $  (8,822,082)    $ (31,685,058)   $    (773,054)    $   4,284,912
                                               =============     =============    =============     =============

CLASS Y SHARES
SHARES
Sold.........................................        432,963         1,302,417          927,606         1,447,185
Reinvestment of dividends and
 distributions...............................          2,048             4,687           19,507             1,328
Redeemed.....................................       (207,582)         (410,601)        (706,572)         (252,179)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................        227,429           896,503          240,541         1,196,334
                                               =============     =============    =============     =============
AMOUNT
Sold.........................................  $   4,273,625     $  14,654,081    $   4,436,947     $   8,921,999
Reinvestment of dividends and
 distributions...............................         18,474            52,589           66,715             8,125
Redeemed.....................................     (2,024,331)       (4,389,258)      (3,262,170)       (1,412,719)
                                               -------------     -------------    -------------     -------------
NET INCREASE - CLASS Y.......................  $   2,267,768     $  10,317,412    $   1,241,492     $   7,517,405
                                               =============     =============    =============     =============

                                                          STRATEGIST
                                               ---------------------------------
                                                FOR THE SIX      FOR THE YEAR
                                                MONTHS ENDED         ENDED
                                               JUNE 30, 2002   DECEMBER 31, 2001
                                               --------------  -----------------
                                                (UNAUDITED)
CLASS X SHARES
SHARES
Sold.........................................      1,264,950         3,700,673
Reinvestment of dividends and
 distributions...............................        281,967         2,817,502
Redeemed.....................................     (4,850,793)      (11,126,380)
                                               -------------     -------------
NET INCREASE (DECREASE) - CLASS X............     (3,303,876)       (4,608,205)
                                               =============     =============
AMOUNT
Sold.........................................  $  17,581,576     $  55,551,505
Reinvestment of dividends and
 distributions...............................      3,853,871        40,899,471
Redeemed.....................................    (67,142,332)     (164,253,283)
                                               -------------     -------------
NET INCREASE (DECREASE) - CLASS X............  $ (45,706,885)    $ (67,802,307)
                                               =============     =============
CLASS Y SHARES
SHARES
Sold.........................................      1,183,549         2,679,997
Reinvestment of dividends and
 distributions...............................         27,946           164,477
Redeemed.....................................       (346,540)         (810,739)
                                               -------------     -------------
NET INCREASE - CLASS Y.......................        864,955         2,033,735
                                               =============     =============
AMOUNT
Sold.........................................  $  16,369,946     $  39,753,947
Reinvestment of dividends and
 distributions...............................        380,815         2,377,776
Redeemed.....................................     (4,767,063)      (12,119,597)
                                               -------------     -------------
NET INCREASE - CLASS Y.......................  $  11,983,698     $  30,012,126
                                               =============     =============

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and
(4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley, the parent company of Morgan Stanley Investment Advisors Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of seventeen Portfolios ("Portfolios") which commenced operations as follows:

                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
Money Market........................         March 9, 1984
Limited Duration*...................           May 4, 1999
Quality Income Plus.................         March 1, 1987
High Yield..........................         March 9, 1984
Utilities...........................         March 1, 1990
Income Builder......................      January 21, 1997
Dividend Growth.....................         March 1, 1990
Capital Growth......................         March 1, 1991
Global Dividend Growth..............     February 23, 1994
                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
European Growth.....................         March 1, 1991
Pacific Growth......................     February 23, 1994
Equity..............................         March 9, 1984
S&P 500 Index.......................          May 18, 1998
Global Advantage**..................          May 18, 1998
Aggressive Equity...................           May 4, 1999
Information.........................      November 6, 2000
Strategist..........................         March 1, 1987

------------------

 *    FORMERLY SHORT-TERM BOND (THE PORTFOLIO'S NAME CHANGED EFFECTIVE MAY 1,
      2002).
 ** FORMERLY COMPETITIVE EDGE "BEST IDEAS" (THE PORTFOLIO'S NAME CHANGED EFFECTIVE JULY 30, 2002).

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 5, 2000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
     Limited Duration       Seeks to provide a high level of current income
                            consistent with the preservation of capital, by
                            investing primarily in bonds issued or guaranteed
                            as to principal and interest by the U.S.
                            Government, its agencies or instrumentalities and
                            investment grade corporate and other types of
                            bonds including asset-backed securities.
   Quality Income Plus      Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in U.S. Government securities
                            and higher-rated fixed income securities.
        High Yield          Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in lower-rated fixed income
                            securities.
        Utilities           Seek both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies engaged in the utilities industry.
      Income Builder        Seeks, as its primary objective, to earn
                            reasonable income and, as a secondary objective,
                            growth of capital by investing primarily in
                            income-producing equity securities.
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.
      Capital Growth        Seeks long-term capital growth by investing
                            primarily in common stocks.
  Global Dividend Growth    Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies,
                            issued by issuers worldwide, with a record of
                            paying dividends and the potential for increasing
                            dividends.
     European Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Europe.
      Pacific Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Asia, Australia and
                            New Zealand.
          Equity            Seeks, as its primary objective, capital growth
                            and, as a secondary objective, income, but only
                            when consistent with its primary objective, by
                            investing primarily in equity securities and
                            securities convertible into equity securities.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
      S&P 500 Index         Seeks to provide investment results that, before
                            expenses, correspond to the total return of the
                            Standards & Poor's 500 Composite Stock Price Index
                            (the "S&P 500 Index") by investing primarily in
                            common stocks included in the S&P 500 Index.
     Global Advantage       For the six months ended June 30, 2002 and through
                            July 29, 2002, the objective was to seek long-term
                            capital growth by investing primarily in the
                            common stock of U.S. and non -- U.S. companies
                            included in the "Best Ideas" list, a research
                            compilation assembled and maintained by Morgan
                            Stanley Equity Research. Effective July 30, 2002,
                            the objective will continue to be long-term
                            capital growth. The Portfolio will seek to achieve
                            its objective by investing at least 65% of its
                            assets in equity securities of companies located
                            throughout the world (including the U.S.).
    Aggressive Equity       Seeks long-term capital growth by investing
                            primarily in equity securities of companies that
                            offer the potential for superior earnings growth.
       Information          Seeks long-term capital appreciation by investing
                            primarily in common stocks and investment grade
                            convertible securities of companies throughout the
                            world that are engaged in the communications and
                            information industry.
        Strategist          Seeks a high total investment return through a
                            fully managed investment policy utilizing equity,
                            investment grade fixed income and money market
                            securities and writing covered options.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade;
(4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

Growth, by Morgan Stanley Investment Management Inc. (the "Sub-Advisor")) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the securities valued by such pricing service; and (6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Portfolios investing in foreign currency denominated transactions are translated into U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- Some of the Portfolios may enter into forward contracts which are valued daily at the appropriate forward exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Portfolios record realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

I. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million and 0.375% to the portion of daily net assets exceeding $750 million.

Limited Duration -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Capital Growth -- 0.65%.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Global Advantage -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except Money Market), for the six months ended June 30, 2002 were as follows:

                                        U.S. GOVERNMENT SECURITIES                  OTHER
                                      ------------------------------  ---------------------------------
                                       PURCHASES    SALES/MATURITIES     PURCHASES     SALES/MATURITIES
                                      ------------  ----------------  ---------------  ----------------
Money Market........................  $403,987,060    $440,466,660    $4,301,406,445    $4,352,608,183
Limited Duration....................    34,809,952       6,451,107        14,447,889         5,483,426
Quality Income Plus.................    18,509,648      22,479,708       304,252,184       286,309,138
High Yield..........................       --             --              17,760,798        18,982,749
Utilities...........................     5,098,975       5,559,686        54,400,393        70,902,317
Income Builder......................       --             --              14,787,529        11,999,539
Dividend Growth.....................       --             --             104,349,136       169,936,600
Capital Growth......................       --             --              66,652,469        74,253,379
Global Dividend Growth..............       --             --              19,472,228        31,075,272
European Growth.....................       --             --             177,177,164       180,747,471
Pacific Growth......................       --             --              39,194,236        37,377,754
Equity..............................       --             --             957,931,291     1,025,230,312
S&P 500 Index.......................       --             --              13,428,275         1,412,244
Global Advantage....................       --             --               9,818,883        13,322,667
Aggressive Equity...................     2,110,664        --             111,144,884       117,746,622
Information.........................       --             --               7,683,088         7,287,622
Strategist..........................   208,567,147     211,721,470        77,067,623        87,561,538

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases of Morgan Stanley, an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $67,104 and purchases and sales of Allstate Corp., an affiliate of the Fund, of $27,217 and $3,376, respectively, including realized losses of $501 and purchases and sales of MetLife Inc., an affiliate of the Fund, of $23,171 and $12,145, respectively, including a realized loss of $2,905. Included in the purchases of portfolio securities of Equity and Aggressive Equity are purchases of Allstate Corp. of $7,823,019 and $582,911, respectively. Included in the sales of portfolio securities of Aggressive Equity are sales of Allstate Corp. of $180,285 including a net realized gain of $10,823.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

For the six months ended June 30, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor for portfolio transactions executed on behalf of the Portfolio:

                                        GLOBAL
           INCOME   DIVIDEND  CAPITAL  DIVIDEND                       AGGRESSIVE
UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH   EQUITY  INFORMATION    EQUITY
---------  -------  --------  -------  --------  ------  -----------  ----------
 $1,350    $3,465    $7,380   $2,745    $1,575    $806     $3,479      $17,522
 ======    ======    ======   =======   ======    ====     ======      =======

Included in the payable for investments purchased at June 30, 2002 for Dividend Growth, Global Dividend Growth, Equity and Aggressive Equity are $957,375, $502,812, $932,250 and $1,715,792, respectively for unsettled trades with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor.

Included in the receivable for investments sold at June 30, 2002 for Utilities, Dividend Growth, Capital Growth, Global Dividend Growth, Global Advantage and Aggressive Equity are $3,208,883, $5,571,824, $235,776, $933,570, $252,541 and
$359,094, respectively, for unsettled trades with Morgan Stanley & Co., Inc.

For the six months ended June 30, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc. for portfolio transactions executed on behalf of the Portfolio:

                                        GLOBAL
           INCOME   DIVIDEND  CAPITAL  DIVIDEND  PACIFIC
UTILITIES  BUILDER   GROWTH   GROWTH    GROWTH   GROWTH
---------  -------  --------  -------  --------  -------
$ 56,867   $8,753   $98,514   $11,727  $14,555   $4,921
========   =======  =======   =======  =======   ======

            GLOBAL    AGGRESSIVE
 EQUITY    ADVANTAGE   EQUITY     INFORMATION  STRATEGIST
---------  ---------  ----------  -----------  ----------
$149,903    $18,437     $50,581     $ 5,585      $19,035
========    =======     =======     =======      =======

For the six months ended June 30, 2002, Pacific Growth incurred brokerage commissions of $140 with China International Capital Corp., an affiliate of the Investment Manager, Sub Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended June 30, 2002 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                         AGGREGATE PENSION COSTS
-------------------------------------------------------------------------
                  QUALITY                               GLOBAL
MONEY   LIMITED   INCOME   INCOME   DIVIDEND  CAPITAL  DIVIDEND  EUROPEAN
MARKET  DURATION   TRUST   BUILDER   GROWTH   GROWTH    GROWTH    GROWTH
------  --------  -------  -------  --------  -------  --------  --------
$1,169    $ 18     $328     $208      $869    $   82     $197      $236
======    ====     ====     ====      ====    ======     ====      ====

PACIFIC            S&P 500   GLOBAL    AGGRESSIVE
GROWTH   EQUITY    INDEX    ADVANTAGE   EQUITY     STRATEGIST
-------  --------  -------  ---------  ----------  ----------
$   30     $780     $126       $ 35       $ 63       $1,425
======     ====     ====       ====       ====       ======

                          ACCRUED PENSION LIABILITY
-----------------------------------------------------------------------------
 MONEY   LIMITED     QUALITY     HIGH              INCOME   DIVIDEND  CAPITAL
MARKET   DURATION  INCOME PLUS  YIELD   UTILITIES  BUILDER   GROWTH   GROWTH
-------  --------  -----------  ------  ---------  -------  --------  -------
$11,371   $   28      $7,014    $3,776   $5,757     $744     $9,901   $  547
=======   ======      ======    ======   ======     ====     ======   ======

GLOBAL
DIVIDEND  EUROPEAN   PACIFIC             S&P 500     GLOBAL    AGGRESSIVE
GROWTH    GROWTH      GROWTH     EQUITY   INDEX     ADVANTAGE   EQUITY     STRATEGIST
--------  --------  -----------  ------  ---------  ---------  ----------  ----------
$ 1,124    $1,435      $  360    $6,923   $  176       $ 60      $   79      $8,433
=======    ======      ======    ======   ======       ====      ======      ======

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2001, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                  (AMOUNT IN THOUSANDS)
                                      ------------------------------------------------------------------------------
   AVAILABLE THROUGH DECEMBER 31,      2002    2003    2004    2005    2006     2007      2008      2009     TOTAL
------------------------------------  ------  ------  ------  ------  -------  -------  --------  --------  --------
Quality Income Plus.................  $5,200    --    $2,491    --      --     $10,670  $ 10,496     --     $ 28,857
High Yield..........................   3,256  $2,984   5,521    --    $ 2,735   10,786     7,524  $ 47,237    80,043
Utilities...........................    --      --      --      --      --       --        --          663       663
Income Builder......................    --      --      --      --      --         180     1,746     4,578     6,504
Dividend Growth.....................    --      --      --      --      --       --      233,060    54,999   288,059
Capital Growth......................    --      --      --      --      --       --        --       27,066    27,066
Global Dividend Growth..............    --      --      --      --      --       --        --        2,761     2,761
European Growth.....................    --      --      --      --      --       --        --       45,515    45,515
Pacific Growth......................    --      --      --    $6,035   33,536    --        --        7,413    46,984
Equity..............................    --      --      --     3,342       14    --        --      491,219   494,575
S&P 500 Index.......................    --      --      --      --      --       --          175     8,081     8,256
Global Advantage....................    --      --      --      --      --       --        --       14,642    14,642
Aggressive Equity...................    --      --      --      --      --          68    10,199    38,363    48,630
Information.........................    --      --      --      --      --       --        --        3,373     3,373
Strategist..........................    --      --      --      --      --       --        --       23,575    23,575

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2001: Limited Duration -- $32,000; High Yield -- $1,289,000; Income Builder -- $1,783,000;
Dividend Growth -- $44,790,000; Global Dividend Growth -- $3,381,000; European Growth -- $2,400,000; Pacific Growth -- $371,000; Equity -- $8,019,000; S&P 500
Index -- $45,000; Global Advantage -- $1,109,000; Information -- $224,000.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

At December 31, 2001, the primary reason(s) for significant temporary book/tax differences were as follows:

                                            TEMPORARY DIFFERENCES
                                          -------------------------
                                            POST-         LOSS
                                           OCTOBER   DEFERRALS FROM
                                           LOSSES      WASH SALES
                                          ---------  --------------
Limited Duration........................        -              -
Quality Income Plus.....................                       -
High Yield..............................        -              -
Utilities...............................                       -
Income Builder..........................        -              -
Dividend Growth.........................        -              -
Capital Growth..........................                       -
Global Dividend Growth..................        -              -
European Growth.........................        -              -
Pacific Growth..........................        -              -
Equity..................................        -              -
S&P 500 Index...........................        -              -
Global Advantage........................        -              -
Aggressive Equity.......................                       -
Information.............................        -              -

Additionally, the following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth -- income from mark-to-market of passive foreign investment companies; European Growth -- income from mark-to-market of forward foreign currency contracts; Limited Duration, Quality Income Plus, S&P 500 Index and Strategist -- capital gain/loss from mark-to-market of futures contracts; High Yield -- interest on bond default.

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth, Equity and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts and options from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Variable Investment Series
NOTES TO FINANCIAL STATEMENTS / / JUNE 30, 2002 (UNAUDITED) CONTINUED

At June 30, 2002, Global Dividend Growth, European Growth, Pacific Growth and Global Advantage had outstanding forward contracts.

All Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At June 30, 2002, Limited Duration, Quality Income Plus, S&P 500 Index and Strategist had outstanding futures contracts.

At June 30, 2002, European Growth's investments in securities of issuers in the United Kingdom represented 37.3% of the Portfolio's net assets and Pacific Growth's investments in securities of issuers in Japan represented 51.0% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At June 30, 2002, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. PORTFOLIO LIQUIDATION
On April 5, 2002, the Board of Trustees of Capital Growth recommended the liquidation of the Portfolio. The liquidation is subject to approval of the Portfolio's shareholders at a meeting to be held on August 20, 2002. If approved, the liquidation will occur on or about August 23, 2002. The value of the Portfolio's shares will be transferred to the Money Market Portfolio.

                 (This page has been left blank intentionally.)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
FOR THE YEAR                      VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1997....................         $ 1.00            $0.051                  --              $0.051            $(0.051)
1998....................           1.00             0.051                  --               0.051             (0.051)
1999....................           1.00             0.047                  --               0.047             (0.047)
2000(b).................           1.00             0.058*                 --               0.058             (0.058)**
2001....................           1.00             0.039*                 --               0.039             (0.039)**
2002(a).................           1.00             0.007*                 --               0.007             (0.007)**
CLASS Y SHARES
2000(c).................           1.00             0.033*                 --               0.033             (0.033)**
2001....................           1.00             0.036*                 --               0.036             (0.036)**
2002(a).................           1.00             0.006*                 --               0.006             (0.006)**
LIMITED DURATION
CLASS X SHARES
1999(f).................          10.00              0.27              $(0.12)               0.15              (0.27)
2000(b).................           9.88              0.51*              (0.05)               0.56              (0.48)
2001....................           9.96              0.40*               0.26                0.66              (0.45)
2002(a).................          10.17              0.16*               0.01                0.17              (0.20)
CLASS Y SHARES
2000(c).................           9.86              0.28*               0.09                0.37              (0.28)
2001....................           9.95              0.35*               0.28                0.63              (0.42)
2002(a).................          10.16              0.15*               0.01                0.16              (0.19)
QUALITY INCOME PLUS
CLASS X SHARES
1997....................          10.37              0.70                0.40                1.10              (0.70)
1998....................          10.77              0.68                0.23                0.91              (0.68)
1999....................          11.00              0.67               (1.14)              (0.47)             (0.67)
2000(b).................           9.86              0.68*               0.37                1.05              (0.69)
2001....................          10.22              0.61*               0.34                0.95              (0.62)
2002(a).................          10.55              0.29*              (0.24)               0.05              (0.33)
CLASS Y SHARES
2000(c).................           9.80              0.38*               0.42                0.80              (0.39)
2001....................          10.21              0.57*               0.36                0.93              (0.60)
2002(a).................          10.54              0.28*              (0.24)               0.04              (0.32)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
FOR THE YEAR                    DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1997....................               --               $(0.051)           $ 1.00            5.23%        $  335,578
1998....................               --                (0.051)             1.00            5.18            442,034
1999....................               --                (0.047)             1.00            4.80            435,643
2000(b).................               --                (0.058)             1.00            6.01            358,793
2001....................               --                (0.039)             1.00            3.94            452,765
2002(a).................               --                (0.007)             1.00            0.71(1)         405,710
CLASS Y SHARES
2000(c).................               --                (0.033)             1.00            3.37(1)          13,813
2001....................               --                (0.036)             1.00            3.68            105,952
2002(a).................               --                (0.006)             1.00            0.59(1)         115,292
LIMITED DURATION
CLASS X SHARES
1999(f).................               --                 (0.27)             9.88            1.56(1)           3,175
2000(b).................               --                 (0.48)             9.96            5.85              6,427
2001....................               --                 (0.45)            10.17            6.72             25,858
2002(a).................           $(0.04)                (0.24)            10.10            1.69(1)          36,741
CLASS Y SHARES
2000(c).................               --                 (0.28)             9.95            3.82(1)           1,430
2001....................               --                 (0.42)            10.16            6.49             25,050
2002(a).................            (0.04)                (0.23)            10.09            1.56(1)          39,264
QUALITY INCOME PLUS
CLASS X SHARES
1997....................               --                 (0.70)            10.77           11.09            474,990
1998....................               --                 (0.68)            11.00            8.67            547,583
1999....................               --                 (0.67)             9.86           (4.32)           456,132
2000(b).................               --                 (0.69)            10.22           11.09            406,508
2001....................               --                 (0.62)            10.55            9.57            452,757
2002(a).................               --                 (0.33)            10.27            0.51(1)         422,513
CLASS Y SHARES
2000(c).................               --                 (0.39)            10.21            8.31(1)           5,176
2001....................               --                 (0.60)            10.54            9.33             54,115
2002(a).................               --                 (0.32)            10.26            0.39(1)          72,518

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
FOR THE YEAR                                 NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1997....................     0.52%            5.10%             N/A
1998....................     0.52             5.04              N/A
1999....................     0.52             4.68              N/A
2000(b).................     0.52             5.83              N/A
2001....................     0.51             3.69              N/A
2002(a).................     0.51(2)          1.45(2)           N/A
CLASS Y SHARES
2000(c).................     0.77(2)          5.86(2)           N/A
2001....................     0.76             3.44              N/A
2002(a).................     0.76(2)          1.19(2)           N/A
LIMITED DURATION
CLASS X SHARES
1999(f).................     0.62(2)(5)       4.83(2)(5)         56%(1)
2000(b).................     0.98             5.08               56
2001....................     0.61(7)#         3.84(7)           133
2002(a).................     0.50(2)          3.13(2)            24(1)
CLASS Y SHARES
2000(c).................     1.17(2)          5.00(2)            16
2001....................     0.86(7)#         3.59(7)           133
2002(a).................     0.75(2)          2.88(2)            24(1)
QUALITY INCOME PLUS
CLASS X SHARES
1997....................     0.53             6.71              171
1998....................     0.52             6.23              152
1999....................     0.52             6.45              119
2000(b).................     0.52             6.90              105
2001....................     0.53             5.82              150
2002(a).................     0.52(2)          5.63(2)            62(1)
CLASS Y SHARES
2000(c).................     0.77(2)          6.53(2)           105
2001....................     0.78             5.57              150
2002(a).................     0.77(2)          5.38(2)            62(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
FOR THE YEAR                      VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
HIGH YIELD
CLASS X SHARES
1997....................         $ 6.18             $0.75              $(0.06)             $ 0.69             $(0.75)
1998....................           6.12              0.71               (1.05)              (0.34)             (0.71)
1999....................           5.07              0.68               (0.74)              (0.06)             (0.68)
2000(b).................           4.33              0.66*              (1.90)              (1.24)             (0.66)
2001....................           2.43              0.33*              (1.09)              (0.76)             (0.34)
2002(a).................           1.33              0.13*              (0.18)              (0.05)             (0.12)
CLASS Y SHARES
2000(c).................           3.92              0.37*              (1.48)              (1.11)             (0.38)
2001....................           2.43              0.32*              (1.08)              (0.76)             (0.34)
2002(a).................           1.33              0.13*              (0.19)              (0.06)             (0.11)
UTILITIES
CLASS X SHARES
1997....................          15.34              0.57                3.46                4.03              (0.57)
1998....................          18.59              0.57                3.68                4.25              (0.57)
1999....................          21.25              0.55                2.08                2.63              (0.55)
2000(b).................          22.90              0.49*               0.17                0.66              (0.49)
2001....................          21.69              0.39*              (5.74)              (5.35)             (0.41)
2002(a).................          14.73              0.19*              (2.66)              (2.47)             (0.20)
CLASS Y SHARES
2000(c).................          22.98              0.24*               0.19                0.43              (0.35)
2001....................          21.68              0.35*              (5.74)              (5.39)             (0.37)
2002(a).................          14.72              0.17*              (2.65)              (2.48)             (0.18)
INCOME BUILDER
CLASS X SHARES
1997(d).................          10.00              0.44                1.76                2.20              (0.44)
1998....................          11.76              0.56               (0.19)               0.37              (0.56)
1999....................          11.46              0.58                0.21                0.79              (0.56)
2000(b).................          11.44              0.55*              (0.54)               0.01              (0.56)
2001....................          10.86              0.47*              (0.22)               0.25              (0.50)=/=
2002(a).................          10.61              0.22*              (0.36)              (0.14)             (0.21)
CLASS Y SHARES
2000(c).................          11.15              0.32*              (0.21)               0.11              (0.39)
2001....................          10.85              0.42*              (0.19)               0.23              (0.48)=/=
2002(a).................          10.60              0.20*              (0.36)              (0.16)             (0.20)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
FOR THE YEAR                    DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
HIGH YIELD
CLASS X SHARES
1997....................               --                $(0.75)           $ 6.12           11.87%        $  368,061
1998....................               --                 (0.71)             5.07           (6.20)           364,079
1999....................               --                 (0.68)             4.33           (1.33)           279,683
2000(b).................               --                 (0.66)             2.43          (32.22)           128,646
2001....................               --                 (0.34)             1.33          (33.75)            64,470
2002(a).................               --                 (0.12)             1.16           (4.38)(1)         53,557
CLASS Y SHARES
2000(c).................               --                 (0.38)             2.43          (30.02)(1)          1,947
2001....................               --                 (0.34)             1.33          (33.92)             6,163
2002(a).................               --                 (0.11)             1.16           (4.49)(1)          8,391
UTILITIES
CLASS X SHARES
1997....................           $(0.21)                (0.78)            18.59           27.15            458,134
1998....................            (1.02)                (1.59)            21.25           23.76            560,803
1999....................            (0.43)                (0.98)            22.90           12.71            580,487
2000(b).................            (1.38)                (1.87)            21.69            3.03            551,734
2001....................            (1.20)                (1.61)            14.73          (25.75)           327,749
2002(a).................               --                 (0.20)            12.06          (16.88)(1)        239,253
CLASS Y SHARES
2000(c).................            (1.38)                (1.73)            21.68            2.07(1)          19,069
2001....................            (1.20)                (1.57)            14.72          (25.98)            24,550
2002(a).................               --                 (0.18)            12.06          (16.93)(1)         22,137
INCOME BUILDER
CLASS X SHARES
1997(d).................               --                 (0.44)            11.76           22.38(1)          55,423
1998....................            (0.11)                (0.67)            11.46            3.21             87,769
1999....................            (0.25)=/=             (0.81)            11.44            7.06             81,616
2000(b).................            (0.03)++              (0.59)            10.86            0.17             59,383
2001....................               --                 (0.50)            10.61            2.30             63,060
2002(a).................               --                 (0.21)            10.26           (1.35)(1)         60,086
CLASS Y SHARES
2000(c).................            (0.02)++              (0.41)            10.85            1.06(1)             965
2001....................               --                 (0.48)            10.60            2.10              7,147
2002(a).................               --                 (0.20)            10.24           (1.55)(1)         11,141

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
FOR THE YEAR                                 NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
HIGH YIELD
CLASS X SHARES
1997....................     0.53%           12.44%              95%
1998....................     0.53            12.27               93
1999....................     0.53            14.05               48
2000(b).................     0.54            17.40                9
2001....................     0.59            17.33               81
2002(a).................     0.64(2)         20.21(2)            28(1)
CLASS Y SHARES
2000(c).................     0.79(2)         20.95(2)             9
2001....................     0.84            17.08               81
2002(a).................     0.89(2)         19.96(2)            28(1)
UTILITIES
CLASS X SHARES
1997....................     0.67             3.48               13
1998....................     0.67             2.89                7
1999....................     0.67             2.51               10
2000(b).................     0.66             2.16               13
2001....................     0.67             2.19               32
2002(a).................     0.68(2)          2.81(2)            21(1)
CLASS Y SHARES
2000(c).................     0.91(2)          1.93(2)            13
2001....................     0.92             1.94               32
2002(a).................     0.93(2)          2.56(2)            21(1)
INCOME BUILDER
CLASS X SHARES
1997(d).................     0.15(2)(3)       5.73(2)(3)         41(1)
1998....................     0.81             5.09               54
1999....................     0.81             4.98               43
2000(b).................     0.81             5.07               51
2001....................     0.81             4.34               45
2002(a).................     0.81(2)          4.09(2)            18(1)
CLASS Y SHARES
2000(c).................     1.06(2)          5.17(2)            51
2001....................     1.06             3.88               45
2002(a).................     1.06(2)          3.84(2)            18(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
FOR THE YEAR                      VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
DIVIDEND GROWTH
CLASS X SHARES
1997....................         $18.40             $ 0.41                $ 4.20              $ 4.61             $(0.41)
1998....................          21.60               0.41                  2.58                2.99              (0.41)
1999....................          22.13               0.39                 (0.55)              (0.16)             (0.39)
2000(b).................          18.32               0.31*                 0.02                0.33              (0.33)
2001....................          14.50               0.26*                (1.02)              (0.76)             (0.26)
2002(a).................          13.48               0.12*                (0.54)              (0.42)             (0.13)
CLASS Y SHARES
2000(c).................          17.79               0.12*                 0.62                0.74              (0.22)
2001....................          14.49               0.22*                (1.01)              (0.79)             (0.23)
2002(a).................          13.47               0.11*                (0.56)              (0.45)             (0.11)
CAPITAL GROWTH
CLASS X SHARES
1997....................          16.65               0.01                  3.90                3.91              (0.08)
1998....................          18.29              (0.05)                 3.59                3.54                 --
1999....................          20.36               0.00                  6.12                6.12                 --
2000(b).................          23.73               0.10*                 0.28                0.38                 --
2001....................          20.06               0.03*                (5.13)              (5.10)             (0.10)
2002(a).................          13.66               0.00*                (0.78)              (0.78)             (0.04)
CLASS Y SHARES
2000(c).................          24.55               0.03*                (0.50)              (0.47)                --
2001....................          20.03              (0.01)*               (5.12)              (5.13)             (0.09)
2002(a).................          13.61              (0.01)*               (0.78)              (0.79)             (0.02)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................          13.13               0.22                  1.37                1.59              (0.23)
1998....................          13.89               0.24                  1.45                1.69              (0.24)
1999....................          13.82               0.27                  1.71                1.98              (0.29)
2000(b).................          14.44               0.24*                (0.64)              (0.40)             (0.09)
2001....................          12.73               0.21*                (1.00)              (0.79)             (0.33)
2002(a).................          11.47               0.14*                 0.03                0.17              (0.19)
CLASS Y SHARES
2000(c).................          13.96               0.08*                (0.11)              (0.03)                --
2001....................          12.71               0.15*                (0.96)              (0.81)             (0.33)
2002(a).................          11.43               0.13*                 0.02                0.15              (0.18)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
FOR THE YEAR                    DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
DIVIDEND GROWTH
CLASS X SHARES
1997....................           $(1.00)               $(1.41)           $21.60           25.61%        $1,905,906
1998....................            (2.05)                (2.46)            22.13           14.28          2,249,927
1999....................            (3.26)                (3.65)            18.32           (2.39)         2,033,814
2000(b).................            (3.82)                (4.15)            14.50            5.30          1,552,724
2001....................               --                 (0.26)            13.48           (5.20)         1,258,863
2002(a).................               --                 (0.13)            12.93           (3.19)(1)      1,115,351
CLASS Y SHARES
2000(c).................            (3.82)                (4.04)            14.49            7.65(1)          19,083
2001....................               --                 (0.23)            13.47           (5.42)            60,393
2002(a).................               --                 (0.11)            12.91           (3.38)(1)         75,910
CAPITAL GROWTH
CLASS X SHARES
1997....................            (2.19)                (2.27)            18.29           24.54            127,100
1998....................            (1.47)                (1.47)            20.36           19.63            138,603
1999....................            (2.75)                (2.75)            23.73           33.29            171,251
2000(b).................            (4.05)                (4.05)            20.06            1.28            183,151
2001....................            (1.20)                (1.30)            13.66          (26.31)           103,764
2002(a).................               --                 (0.04)            12.84           (5.73)(1)         87,263
CLASS Y SHARES
2000(c).................            (4.05)                (4.05)            20.03           (2.24)(1)          3,551
2001....................            (1.20)                (1.29)            13.61          (26.49)             6,615
2002(a).................               --                 (0.02)            12.80           (5.84)(1)          7,338
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................            (0.60)                (0.83)            13.89           12.04            481,613
1998....................            (1.52)                (1.76)            13.82           12.53            484,228
1999....................            (1.07)                (1.36)            14.44           14.65            506,929
2000(b).................            (1.22)                (1.31)            12.73           (2.50)           373,770
2001....................            (0.14)                (0.47)            11.47           (6.25)           285,158
2002(a).................               --                 (0.19)            11.45            1.49(1)         266,074
CLASS Y SHARES
2000(c).................            (1.22)                (1.22)            12.71            0.07(1)           2,211
2001....................            (0.14)                (0.47)            11.43           (6.44)            10,494
2002(a).................               --                 (0.18)            11.40            1.33(1)          18,653

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
FOR THE YEAR                                   NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
DIVIDEND GROWTH
CLASS X SHARES
1997....................     0.54%             2.06%                28%
1998....................     0.53              1.85                 45
1999....................     0.52              1.82                 81
2000(b).................     0.54              2.07                 34
2001....................     0.55              1.86                 19
2002(a).................     0.56(2)           1.81(2)               8(1)
CLASS Y SHARES
2000(c).................     0.79(2)           1.59(2)              34
2001....................     0.80              1.61                 19
2002(a).................     0.81(2)           1.56(2)               8(1)
CAPITAL GROWTH
CLASS X SHARES
1997....................     0.71              0.01                139
1998....................     0.70             (0.26)               248
1999....................     0.72              0.02                575
2000(b).................     0.69              0.43                349
2001....................     0.70              0.20                323
2002(a).................     0.71(2)           0.03(2)              69(1)
CLASS Y SHARES
2000(c).................     0.94(2)           0.30(2)             349
2001....................     0.95             (0.05)               323
2002(a).................     0.96(2)          (0.22)(2)             69(1)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1997....................     0.84              1.61                 48
1998....................     0.84              1.68                 52
1999....................     0.83              1.90                 43
2000(b).................     0.80              1.88                 40
2001....................     0.80              1.76                  9
2002(a).................     0.80(2)           2.40(2)               7(1)
CLASS Y SHARES
2000(c).................     1.05(2)           1.14(2)              40
2001....................     1.05              1.51                  9
2002(a).................     1.05(2)           2.15(2)               7(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
FOR THE YEAR                      VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
EUROPEAN GROWTH
CLASS X SHARES
1997....................         $21.56             $ 0.21                $ 3.19              $ 3.40             $(0.24)
1998....................          23.54               0.15                  5.53                5.68              (0.31)
1999....................          27.18               0.25                  6.91                7.16              (0.19)
2000(b).................          31.47               0.13*                (1.43)              (1.30)             (0.18)
2001....................          25.37               0.13*                (4.47)              (4.34)             (0.26)
2002(a).................          16.71               0.10*                (1.09)              (0.99)             (0.20)
CLASS Y SHARES
2000(c).................          32.26              (0.03)*               (2.10)              (2.13)             (0.18)
2001....................          25.33               0.05*                (4.42)              (4.37)             (0.25)
2002(a).................          16.65               0.08*                (1.08)              (1.00)             (0.19)
PACIFIC GROWTH
CLASS X SHARES
1997....................           9.96               0.12                 (3.82)              (3.70)             (0.14)
1998....................           6.12               0.06                 (0.75)              (0.69)             (0.28)
1999....................           5.15               0.04                  3.33                3.37              (0.06)
2000(b).................           8.46               0.00*                (2.78)              (2.78)             (0.12)
2001....................           5.56              (0.01)*               (1.50)              (1.51)             (0.07)
2002(a).................           3.98               0.00*                (0.16)              (0.16)                --
CLASS Y SHARES
2000(c).................           7.70              (0.01)*               (2.01)              (2.02)             (0.12)
2001....................           5.56              (0.02)*               (1.49)              (1.51)             (0.07)
2002(a).................           3.98              (0.01)*               (0.16)              (0.17)                --
EQUITY
CLASS X SHARES
1997....................          26.39               0.18                  9.27                9.45              (0.18)
1998....................          33.58               0.25                  9.47                9.72              (0.25)
1999....................          38.58               0.22                 20.48               20.70              (0.22)
2000(b).................          53.88               0.30*                (6.46)              (6.16)             (0.29)
2001....................          39.68               0.15*               (10.12)              (9.97)             (0.16)
2002(a).................          22.66               0.02*                (2.00)              (1.98)             (0.02)
CLASS Y SHARES
2000(c).................          49.12               0.21*                (1.68)              (1.47)             (0.24)
2001....................          39.66               0.06*               (10.09)             (10.03)             (0.10)
2002(a).................          22.64               0.00*                (2.00)              (2.00)                --

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
FOR THE YEAR                    DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
EUROPEAN GROWTH
CLASS X SHARES
1997....................           $(1.18)               $(1.42)           $23.54           16.07%        $  391,441
1998....................            (1.73)                (2.04)            27.18           23.96            510,638
1999....................            (2.68)                (2.87)            31.47           29.11            579,705
2000(b).................            (4.62)                (4.80)            25.37           (4.92)           508,366
2001....................            (4.06)                (4.32)            16.71          (17.76)           316,196
2002(a).................               --                 (0.20)            15.52           (5.90)(1)        273,902
CLASS Y SHARES
2000(c).................            (4.62)                (4.80)            25.33           (7.39)(1)         10,580
2001....................            (4.06)                (4.31)            16.65          (17.92)            20,858
2002(a).................               --                 (0.19)            15.46           (6.03)(1)         28,866
PACIFIC GROWTH
CLASS X SHARES
1997....................               --                 (0.14)             6.12          (37.70)            68,904
1998....................               --                 (0.28)             5.15          (10.40)            52,842
1999....................               --                 (0.06)             8.46           66.09            115,927
2000(b).................               --                 (0.12)             5.56          (33.46)            64,209
2001....................               --                 (0.07)             3.98          (27.42)            33,138
2002(a).................               --                    --              3.82           (4.02)(1)         30,561
CLASS Y SHARES
2000(c).................               --                 (0.12)             5.56          (26.72)(1)            728
2001....................               --                 (0.07)             3.98          (27.26)             1,640
2002(a).................               --                    --              3.81           (4.51)(1)          5,243
EQUITY
CLASS X SHARES
1997....................            (2.08)                (2.26)            33.58           37.43            823,090
1998....................            (4.47)                (4.72)            38.58           30.45          1,138,413
1999....................            (5.18)                (5.40)            53.88           58.59          2,083,071
2000(b).................            (7.75)                (8.04)            39.68          (12.35)         1,818,134
2001....................            (6.89)                (7.05)            22.66          (26.87)         1,022,335
2002(a).................               --                 (0.02)            20.66           (8.73)(1)        837,960
CLASS Y SHARES
2000(c).................            (7.75)                (7.99)            39.66           (3.99)(1)         31,903
2001....................            (6.89)                (6.99)            22.64          (27.07)            61,110
2002(a).................               --                    --             20.64           (8.82)(1)         67,299

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
FOR THE YEAR                                   NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
EUROPEAN GROWTH
CLASS X SHARES
1997....................     1.12%             1.04%                45%
1998....................     1.11              0.65                 56
1999....................     1.04              0.87                 55
2000(b).................     1.00              0.46                 78
2001....................     1.02              0.68                 82
2002(a).................     1.03(2)           1.24(2)              56(1)
CLASS Y SHARES
2000(c).................     1.25(2)          (0.18)(2)             78
2001....................     1.27              0.43                 82
2002(a).................     1.28(2)           0.99(2)              56(1)
PACIFIC GROWTH
CLASS X SHARES
1997....................     1.44              1.09                 58
1998....................     1.51              0.91                112
1999....................     1.42              0.85                105
2000(b).................     1.21              0.01                 46
2001....................     1.73             (0.28)               124
2002(a).................     1.71(2)           0.05(2)             102(1)
CLASS Y SHARES
2000(c).................     1.46(2)          (0.20)(2)             46
2001....................     1.98             (0.53)               124
2002(a).................     1.96(2)          (0.20)(2)            102(1)
EQUITY
CLASS X SHARES
1997....................     0.52              0.61                145
1998....................     0.52              0.73                257
1999....................     0.51              0.54                323
2000(b).................     0.50              0.62                402
2001....................     0.51              0.55                329
2002(a).................     0.52(2)           0.21(2)             104(1)
CLASS Y SHARES
2000(c).................     0.75(2)           0.85(2)             402
2001....................     0.76              0.30                329
2002(a).................     0.77(2)          (0.04)(2)            104(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
FOR THE YEAR                      VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
S&P 500 INDEX
CLASS X SHARES
1998(e).................         $10.00             $ 0.06                $ 1.16              $ 1.22                 --
1999....................          11.22               0.06                  2.21                2.27             $(0.03)
2000(b).................          13.43               0.12*                (1.37)              (1.25)             (0.07)
2001....................          12.05               0.10*                (1.57)              (1.47)             (0.10)
2002(a).................          10.48               0.05*                (1.46)              (1.41)             (0.09)
CLASS Y SHARES
2000(c).................          13.47               0.04*                (1.34)              (1.30)             (0.07)
2001....................          12.04               0.08*                (1.58)              (1.50)             (0.10)
2002(a).................          10.44               0.04*                (1.45)              (1.41)             (0.08)
GLOBAL ADVANTAGE
CLASS X SHARES
1998(e).................          10.00               0.07                 (0.25)              (0.18)                --
1999....................           9.82               0.06                  2.56                2.62              (0.07)
2000(b).................          12.37               0.06*                (2.20)              (2.14)             (0.05)
2001....................          10.18               0.05*                (2.36)              (2.31)             (0.06)
2002(a).................           7.17               0.03*                (0.57)              (0.54)             (0.06)
CLASS Y SHARES
2000(c).................          12.03               0.00*                (1.82)              (1.82)             (0.05)
2001....................          10.16               0.02*                (2.35)              (2.33)             (0.05)
2002(a).................           7.14               0.03*                (0.58)              (0.55)             (0.04)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(f).................          10.00               0.05                  4.55                4.60              (0.03)
2000(b).................          14.57               0.05*                (0.30)              (0.25)             (0.01)
2001....................          14.31               0.02*                (4.09)              (4.07)             (0.04)
2002(a).................          10.20               0.00*                (1.13)              (1.13)             (0.03)
CLASS Y SHARES
2000(c).................          14.66               0.03*                (0.39)              (0.36)             (0.01)
2001....................          14.29              (0.01)*               (4.08)              (4.09)             (0.03)
2002(a).................          10.17              (0.01)*               (1.13)              (1.14)             (0.01)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
FOR THE YEAR                    DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
S&P 500 INDEX
CLASS X SHARES
1998(e).................               --                    --            $11.22           12.20%(1)     $   48,732
1999....................           $(0.03)               $(0.06)            13.43           20.23            185,963
2000(b).................            (0.06)                (0.13)            12.05           (9.38)           210,530
2001....................               --                 (0.10)            10.48          (12.23)           165,465
2002(a).................               --                 (0.09)             8.98          (13.42)(1)        135,657
CLASS Y SHARES
2000(c).................            (0.06)                (0.13)            12.04           (9.73)(1)         12,724
2001....................               --                 (0.10)            10.44          (12.53)            46,134
2002(a).................               --                 (0.08)             8.95          (13.49)(1)         56,294
GLOBAL ADVANTAGE
CLASS X SHARES
1998(e).................               --                    --              9.82           (1.90)(1)         36,539
1999....................               --                 (0.07)            12.37           26.88             62,295
2000(b).................               --                 (0.05)            10.18          (17.39)            69,882
2001....................            (0.64)                (0.70)             7.17          (23.33)            40,084
2002(a).................               --                 (0.06)             6.57           (7.59)(1)         31,289
CLASS Y SHARES
2000(c).................               --                 (0.05)            10.16          (15.22)(1)          4,666
2001....................            (0.64)                (0.69)             7.14          (23.53)             5,869
2002(a).................               --                 (0.04)             6.55           (7.69)(1)          5,951
AGGRESSIVE EQUITY
CLASS X SHARES
1999(f).................               --                 (0.03)            14.57           46.08(1)          38,197
2000(b).................               --                 (0.01)            14.31           (1.75)           138,657
2001....................               --                 (0.04)            10.20          (28.46)            69,418
2002(a).................               --                 (0.03)             9.04          (11.10)(1)         53,358
CLASS Y SHARES
2000(c).................               --                 (0.01)            14.29           (2.48)(1)         13,392
2001....................               --                 (0.03)            10.17          (28.61)            18,652
2002(a).................               --                 (0.01)             9.02          (11.22)(1)         18,592

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
FOR THE YEAR                                   NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
S&P 500 INDEX
CLASS X SHARES
1998(e).................       --(4)           1.85%(2)(4)           2%(1)
1999....................     0.48%(5)          1.03(5)               1
2000(b).................     0.45              0.88                  3
2001....................     0.46              0.95                  4
2002(a).................     0.46(2)           0.99(2)               1(1)
CLASS Y SHARES
2000(c).................     0.71(2)           0.60(2)               3
2001....................     0.71              0.70                  4
2002(a).................     0.71(2)           0.74(2)               1(1)
GLOBAL ADVANTAGE
CLASS X SHARES
1998(e).................       --(4)           1.74(2)(4)           31(1)
1999....................     0.56(5)           0.72(5)              54
2000(b).................     0.71              0.50                 70
2001....................     0.75              0.55                 47
2002(a).................     0.75(2)           0.93(2)              24(1)
CLASS Y SHARES
2000(c).................     0.96(2)           0.06(2)              70
2001....................     1.00              0.30                 47
2002(a).................     1.00(2)           0.68(2)              24(1)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(f).................     0.52(2)(5)        0.86(2)(5)          108(1)
2000(b).................     0.82              0.32                414
2001....................     0.84              0.21                409
2002(a).................     0.85(2)          (0.06)(2)            143(1)
CLASS Y SHARES
2000(c).................     1.05(2)           0.32(2)             414
2001....................     1.09             (0.04)               409
2002(a).................     1.10(2)          (0.31)(2)            143(1)

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS CONTINUED

                                NET ASSET
FOR THE YEAR                      VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
INFORMATION
CLASS X SHARES
2000(g).................         $10.00               $0.06*              $(0.75)             $(0.69)                --
2001....................           9.31                0.08*               (4.07)              (3.99)            $(0.01)
2002(a).................           5.31               (0.02)*              (1.82)              (1.84)             (0.05)
CLASS Y SHARES
2000(g).................          10.00                0.05*               (0.74)              (0.69)                --
2001....................           9.31                0.06*               (4.06)              (4.00)             (0.01)
2002(a).................           5.30               (0.03)*              (1.81)              (1.84)             (0.04)
STRATEGIST
CLASS X SHARES
1997....................          13.72                0.45                 1.40                1.85              (0.45)
1998....................          14.80                0.36                 3.40                3.76              (0.36)
1999....................          16.64                0.40                 2.46                2.86              (0.40)
2000(b).................          19.10                0.50*               (0.20)               0.30              (0.48)
2001....................          16.66                0.38*               (2.05)              (1.67)             (0.39)
2002(a).................          13.94                0.10*               (0.69)              (0.59)             (0.11)
CLASS Y SHARES
2000(c).................          19.29                0.49*               (0.51)              (0.02)             (0.36)
2001....................          16.65                0.32*               (2.03)              (1.71)             (0.35)
2002(a).................          13.93                0.08*               (0.70)              (0.62)             (0.09)

----------------------------

 (A)  FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED).

 (B) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

 (C)  FOR THE PERIOD JUNE 5, 2000 (ISSUED DATE) THROUGH DECEMBER 31, 2000.

 COMMENCEMENT OF OPERATIONS:
 (D)  JANUARY 21, 1997.
 (E)  MAY 18, 1998.
 (F)  MAY 4, 1999.
 (G)  NOVEMBER 6, 2000.

  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

 **   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

 ++   DISTRIBUTION FROM PAID-IN-CAPITAL.

 =/=  INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

  #   DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
FOR THE YEAR                    DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
INFORMATION
CLASS X SHARES
2000(g).................               --                    --            $ 9.31           (6.90)%(1)    $    2,686
2001....................               --                $(0.01)             5.31          (42.87)             4,434
2002(a).................               --                 (0.05)             3.42          (34.68)(1)          2,178
CLASS Y SHARES
2000(g).................               --                    --              9.31           (6.90)(1)          1,915
2001....................               --                 (0.01)             5.30          (42.99)             7,427
2002(a).................               --                 (0.04)             3.42          (34.70)(1)          5,611
STRATEGIST
CLASS X SHARES
1997....................           $(0.32)                (0.77)            14.80           13.71            497,028
1998....................            (1.56)                (1.92)            16.64           26.55            633,934
1999....................               --                 (0.40)            19.10           17.35            729,701
2000(b).................            (2.26)                (2.74)            16.66            1.64            701,294
2001....................            (0.66)                (1.05)            13.94          (10.18)           522,655
2002(a).................               --                 (0.11)            13.24           (4.33)(1)        452,492
CLASS Y SHARES
2000(c).................            (2.26)                (2.62)            16.65           (0.02)(1)         23,375
2001....................            (0.66)                (1.01)            13.93          (10.40)            47,886
2002(a).................               --                 (0.09)            13.22           (4.44)(1)         56,899

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
FOR THE YEAR                                   NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
INFORMATION
CLASS X SHARES
2000(g).................       --(6)           3.80%(1)(2)(6)        1%(1)
2001....................       --(7)           1.27(7)             170
2002(a).................     1.19%(2)         (0.95)(2)             73(1)
CLASS Y SHARES
2000(g).................     0.25(2)(6)        3.55(1)(2)(6)         1(1)
2001....................     0.25(7)           1.02(7)             170
2002(a).................     1.44(2)          (1.20)(2)             73(1)
STRATEGIST
CLASS X SHARES
1997....................     0.52              3.09                159
1998....................     0.52              2.32                 84
1999....................     0.52              2.24                120
2000(b).................     0.52              2.68                126
2001....................     0.52              2.53                124
2002(a).................     0.52(2)           1.47(2)              63(1)
CLASS Y SHARES
2000(c).................     0.77(2)           2.77(2)             126
2001....................     0.77              2.28                124
2002(a).................     0.77(2)           1.22(2)              63(1)

----------------------------

 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 21, 1997 THROUGH DECEMBER 3, 1997 FOR INCOME BUILDER, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.99% AND 4.89%, RESPECTIVELY.
 (4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.
 (5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.
 (6) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
      NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82%, AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.
 (7) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

                                    Trustees
          ------------------------------------------------------------

          Michael Bozic                          Dr. Manuel H. Johnson
          Charles A. Fiumefreddo                     Michael E. Nugent
          Edwin J. Garn                              Philip J. Purcell
          Wayne E. Hedien                            John L. Schroeder
          James F. Higgins

                                    Officers
          ------------------------------------------------------------
                             Charles A. Fiumefreddo
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                               Mitchell M. Merin
                                   PRESIDENT

                                   Barry Fink
                 VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

                                Thomas F. Caloia
                                   TREASURER

                                 Transfer Agent
                ------------------------------------------------
                              Morgan Stanley Trust
                     Harborside Financial Center--Plaza Two
                         Jersey City, New Jersey 07311

                              Independent Auditors
                ------------------------------------------------
                             Deloitte & Touche LLP
                           Two World Financial Center
                            New York, New York 10281

                               Investment Manager
          ------------------------------------------------------------
                    Morgan Stanley Investment Advisors Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

                                  Sub-Advisor
                (European Growth and Pacific Growth Portfolios)
          ------------------------------------------------------------
                   Morgan Stanley Investment Management Inc.
                          1221 Avenue of the Americas
                            New York, New York 10020

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member NASD.

                                    #40113A